[FRONT OUTSIDE COVER]

                                 CLASS K SHARES



                                 Semi-Annual
                                    Report
[LOGO]
Investments                     December 31, 1996
for all seasons

[FRONT INSIDE COVER]



                                                               "This has been
                                                            a very gratifying
                                                                 period . . .
                                                              performance has
                                                        consistently improved
                                                                while we have
                                                           maintained a focus
                                                           on limiting risk."

The Munder Funds
        Letter to shareholders

DEAR FELLOW SHAREHOLDERS:

        This has been a very gratifying period for The Munder Funds. Since assuming responsibility for additional funds as part of our 1995 partnership with Comerica, Inc., performance has consistently improved while we have maintained a focus on limiting risk. For the six months ended December 31, 1996, 13 of our actively managed funds (Class Y shares) placed above median compared to their peer group. I hope that as a shareholder of these funds, you are as pleased as we are with this performance. My associates and I thank you for your continued confidence and support and we will continue to work diligently to improve the performance of all the funds.

        First and foremost we remain committed to offering shareholders a host of funds which invest within well defined investment disciplines. I commit to you that we will adhere to each fund's stated parameters and investment style. Our newest initiatives have been developed for us to keep you apprised of your portfolio. First is our work with the Internet and our Web site http://www.munder.com. We broke new ground in the industry this year when we began posting our mutual fund trades on our Web site. This enables you to frequently see how your portfolio is changing. Additional internet initiatives also include a new fund which invests solely in companies designed to benefit from the Internet. Early in 1997, we will begin testing a new system to allow shareholders to access their accounts via the Internet and purchase additional shares and obtain account information. As your privacy of this privileged information is of the utmost importance to us, we are proceeding prudently with our service providers to ensure the security of all account information related to our shareholders.

        We have also added several new funds to fill particular niches in your portfolio. Specifically, the Small-Cap Value and Micro-Cap Equity funds were opened in late December. Three new funds that are managed by our overseas affiliate, Framlington, opened in early January. The three new international funds are the Munder Framlington Healthcare Fund, Munder Framlington International Growth Fund and Munder Framlington Emerging Markets Fund. We are especially proud of our relationship with Framlington, and look forward to being able to offer you their nearly 30 years of expert investment experience within the Munder Family of Funds.

        I look forward to sharing additional progress and successes with you throughout the coming year. As always, please feel free to call your financial advisor if you have any questions, or call us at The Munder Funds at 1.800.4MUNDER.




/s/ Lee Munder
--------------
Lee Munder President


                              Table of Contents
                              -----------------



EQUITY FUNDS OVERVIEW
             iii      Munder Accelerating Growth Fund
             iii      Munder Balanced Fund
             iii      Munder Growth & Income Fund
             iv       Munder Index 500 Fund
             iv       Munder International Equity Fund
              v       Munder Mid-Cap Growth Fund
              v       Munder Multi-Season Growth Fund
             vi       Munder Real Estate Equity Investment Fund
             vi       Munder Small Company Growth Fund
             vi       Munder Value Fund
FIXED INCOME FUNDS OVERVIEW
           viii       Munder Bond Fund
           viii       Munder Intermediate Bond Fund
           viii       Munder U.S. Government Income Fund
           viii       Munder Michigan Triple Tax-Free Bond Fund
             ix       Munder Tax-Free Bond Fund
             ix       Munder Tax-Free Intermediate Bond Fund
PORTFOLIO OF INVESTMENTS-
            Equity Funds:
              1       Munder Accelerating Growth Fund
              3       Munder Balanced Fund
              8       Munder Growth & Income Fund
             10       Munder Index 500 Fund
             20       Munder International Equity Fund
             31       Munder Micro-Cap Equity Fund
             33       Munder Mid-Cap Growth Fund
             35       Munder Multi-Season Growth Fund
             37       Munder Real Estate Equity Investment Fund
             38       Munder Small-Cap Value Fund
             40       Munder Small Company Growth Fund
             43       Munder Value Fund
            Income Funds:
             45       Munder Bond Fund
             48       Munder Intermediate Bond Fund
             51       Munder International Bond Fund
             54       Munder U.S. Government Income Fund
             57       Munder Michigan Triple Tax-Free Bond Fund
             61       Munder Tax-Free Bond Fund
             67       Munder Tax-Free Intermediate Bond Fund
            Money Market Funds:
             74       Munder Cash Investment Fund
             77       Munder Money Market Fund
             79       Munder Tax-Free Money Market Fund
             88       Munder U.S. Treasury Money Market Fund
             90       Financial Statements
            139       Financial Highlights
            161       Notes to Financial Statements


Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual funds shares involve certain risks, including possible loss of principal.

                                      i







                 Management's Discussion of Funds Performance
                 --------------------------------------------



The Investment Environment

    During the past year, volatility in economic data and therefore expectations about the economy translated into significant fluctuations in stock and bond prices. Early in the year, stronger than expected employment reports led to fears that the economy was beginning to grow rapidly enough to trigger pressures on labor costs and inflation. Employment reports released on the first Friday of every month became one of the most scrutinized pieces of economic data. Interest rates rose along with fears that rapid growth would lead to inflation. Investors came to anticipate significant tightening by the Federal Reserve Board. Bonds performed poorly while aggressive growth stocks did well.

    In the second half of the year, fears of rapid economic growth and inflation gave way to concerns that the economy might be slowing more than anticipated. Interest rates fell. Investors turned from aggressive growth stocks to more defensive holdings. These tended to be the stocks of larger companies, particularly those that have shown the ability to maintain strong and consistent earnings increases in an environment of slow economic growth.

    The year ended with no signs of either an economic boom or bust. The National Purchasing Managers' Index, a widely followed measure of industrial activity, rose to 54.0 in December, with no indicators that pointed to either runaway growth or recession.

    Currently, there are no excesses or imbalances in the economy that signal an end to the expansion. While growth in personal income and high levels of consumer confidence would appear to create the conditions for a consumer-led spending boom, these positive factors are offset by high levels of consumer debt. The net result is likely to be a continuation of the moderate growth and low inflation scenario that prevailed in 1996. However, the volatility in both data and expectations that characterized 1996 will doubtless continue into 1997. In fact, the safest prediction would appear to be that volatility will not only continue but increase as we move through 1997.

Equity Funds Overview

    The stock market turned in a stellar performance in 1996. The Dow Jones Industrials Average ("DJIA") gained 29.49%, while the S&P 500 Index earned a total return of 22.96%. Small company stocks, measured by the Russell 2000 Index, lagged in relative terms but still generated a robust 16.49%. For the six-month period ended December 31, 1996 comparable performance was 15.37% for the DJIA, 11.68% for the S&P 500 Index, and 5.56% for the Russell 2000 Index.

    There is currently a significant difference between top-down (6%) and bottom-up (12% to 15%) earnings growth estimates for 1997. There will be a fair amount of volatility as these estimates move closer together.

    We believe that the three key factors for the stock market in 1997 are earnings growth, interest rates and cash flows. If earnings gains are closer to the double-digit bottom-up estimates, if longer-term interest rates drop to 6% or lower, and if positive cash flows into equity funds continue, the market might be able to show another year of double-digit gains in 1997. Disappointments in any of these factors could lead to significantly lower performance.

    The Munder Funds' performance data included in this piece are based on the returns of the K class of shares.


                                      ii




MUNDER ACCELERATING GROWTH FUND

Fund Manager: Ann J. Conrad, CFA

    The Fund generated a return of -2.94% for the six-month period ended December 31, 1996, relative to the 8.23% average return for the Lipper universe of growth stock mutual funds. Within the universe of growth funds, aggressive growth funds, like the Accelerating Growth Fund, lagged in performance for the period.

    During the latter part of the year, concerns about the pace of economic growth caused many investors to become increasingly risk averse. As a result, they turned from aggressive, momentum-based growth funds, like the Accelerating Growth Fund, toward more defensive funds which focused on holdings with consistent earnings growth. This outflow of cash from aggressive growth funds put significant pressure on holdings in all aggressive growth funds, including the Accelerating Growth Fund. A second factor was an increased focus on large company stocks, partly due to buying by indexed funds which tend to focus on large capitalization companies. Most momentum-based aggressive growth funds hold stocks in the middle capitalization range, so the increased interest in large capitalization companies was another factor hurting relative performance. The significant downturn in the technology sector in July also contributed to the pressure on accelerating growth funds. These factors were compounded by tax-loss selling and general year-end positioning. The result was that many companies represented in the portfolio of the Accelerating Growth Fund experienced weak relative performance even when their fundamentals remained strong.

    While the factors mentioned above held back the relative performance of the Fund, there were factors that had a positive impact on returns. These included the above-average weightings and strong performance of selected interest-sensitive holdings. In addition, selected companies from a number of different industries showed strong performance. These positive factors, however, were not enough to offset the influence of a generally negative environment for aggressive momentum-based growth funds.

MUNDER BALANCED FUND
Fund Managers: Leonard J. Barr, II, CFA; Ann J. Conrad, CFA; James C. Robinson

             The Fund earned a return of 4.73% for the six-month period ended December 31, 1996, relative to the 8.19% average return for the Lipper universe of balanced mutual funds. The asset mix of the Fund was approximately 60% stocks and 40% fixed income securities for the period ended December 31, 1996.

             The bond portion of the Fund tended to perform in line with the market. The Fund's equity portion was invested approximately 40% in the style of the Multi-Season Growth Fund, and 20% in the style of the Accelerating Growth Fund. The underperformance during this period was attributable principally to the performance of the Accelerating style, as noted above.

MUNDER GROWTH & INCOME FUND
Fund Manager: Otto G. Hinzmann, Jr.

    The Fund generated a return of 10.91% for the six-month period ended December 31, 1996, relative to the 10.33% average for the Lipper universe of equity income mutual funds. The Fund has also earned above-average returns for the two-year time period ended December 31, 1996. In investing its assets the Fund tends to focus on those sectors that have traditionally high dividend yields. This tends to make the portfolio somewhat sensitive to short-term expectations of interest rates.

                                     iii



    The strong relative return of the Fund was led by continued strong appreciation in the finance sector. The Fund's financial stocks account for 16% of the portfolio and were up in price by 13.1%, slightly ahead of the S&P Financial Sector. Another strong group for the Fund was energy. Its holdings in this sector were up by 11.7%, comparing favorably to the 11.1% increase for the S&P International Oils group (for the fourth quarter of the year). During the fourth quarter the Real Estate Investment Trust (REIT) weighting was increased from 5% to 9%. For the quarter, the REIT holdings appreciated by an average of 13.7%. REITs, with their strong dividend yields, are particularly attractive given the Fund's goal of producing a dividend yield that exceeds that of the S&P 500 Index. Sectors that lagged during the quarter included utilities, retail, chemical and selected drug stocks.



MUNDER INDEX 500 FUND
Fund Manager: Todd B. Johnson and Robert Samrah

    The Fund earned a return of 11.35% for the six months ended December 31, 1996, relative to the 11.39% average return for the Lipper universe of mutual funds with the objective of tracking the return of the S&P 500 Index.

    The weightings of the Fund's sectors and individual holdings are carefully monitored relative to those of the S&P 500 universe of stocks, using proprietary software. Cash inflows are deployed promptly to ensure that the Fund remains fully invested. Discrepancies between the return of the Fund and that of the S&P 500 Index are largely due to the fact that all expenses are subtracted before Fund performance is calculated. Since the S&P 500 Index is not an actual fund, there are no expenses charged against its return.



MUNDER INTERNATIONAL EQUITY FUND
Fund Manager: Todd B. Johnson and Theodore Miller

    The Fund generated a return of 4.12% for the six-month period ended December 31, 1996, relative to the 2.92% return for the FT-Actuaries World ex-U.S. Index and the 3.39% average return for the Lipper universe of international equity funds. The Fund has also earned above-average returns for the two-year period ended December 31, 1996.

    The Fund offers broad diversification through the combination of its market quantitative portion (which is representative of the universe of foreign stocks which trade on U.S. exchanges) and the economic quantitative portion (which consists of stocks selected through country-specific economic models). This diversification has helped its performance, particularly relative to the FT-Actuaries World ex-U.S. Index.

    As an illustration of this diversity, in December the top ten performers in the Fund represented ten different countries. At the top of the list was Shanghai Erfangii Company, a Chinese textile weaving machine manufacturer, whose stock rose by 45.76% when sanctions on Chinese textiles were delayed by the United States. Wace Group Plc, a U.K. printing firm, gained 37.1% on year-end buying. Banco Industrial Colombiano, a Colombian commercial banking firm, and Dairy Farm International Ltd., a Hong Kong based international food marketing company, were strong performers with a 28.3% and 24.8% December return respectively.

                                      iv



    Within the economic quantitative portion, Infogrames Entertainment S.A., a French software concern, generated a 30.9% return when the stock began trading in a more liquid French market. KloecknerWerke AG, a German retail fabrication company, exhibited a 26% return after announcing a major reorganization and extension of its credit lines.

    The current portfolio continues to broaden its diversification, with the Fund now encompassing over 630 stocks representing 41 foreign countries. In addition, the economic quantitative portion of the Fund will be extended to Canada in January and is expected to encompass approximately 15% of the Fund's portfolio.



MUNDER MID-CAP GROWTH FUND
Fund Managers: Arnold Kent Douville and Jeffrey A. Wrona, CFA

    The Fund generated a 3.88% return for the six-month period ended December 31, 1996, relative to the 5.76% average return for the Lipper universe of mid-cap mutual funds.

    The Fund recognized significant performance above its peer group during the quarter ended September 30, 1996, principally as a result of its flexible strategy of maintaining a portion of the portfolio for more opportunistic buying opportunities. After the significant decline in technology in July, the Fund used this as an opportunity to buy various technology related shares. This opportunity contributed significantly to the Fund outperforming its peer group by over 500 basis points during the quarter. Unfortunately, the returns for the fourth quarter were held back by year-end tax loss selling of stocks in the Fund's portfolio. Sale targets were those stocks whose recent performance had been weakened by the rotation of investors to more defensive holdings. It is the belief of the Fund's managers that the Fund is invested in superior companies whose long-term strong fundamentals will be reflected in competitive returns over time.


MUNDER MULTI-SEASON GROWTH FUND
Fund Managers: Leonard J. Barr II, CFA and Lee P. Munder, CFA

    The Fund earned a 9.41% return for the six-month period ended December 31, 1996, relative to the 8.23% average return for the Lipper universe of growth stock mutual funds. The Fund has earned above-average returns for the one-year period ended December 31, 1996.

    The best performing stocks during the fourth quarter were Avery Dennison Corporation (+28%), Microsoft Corporation (+25%), Tyco International Ltd. (+23%), Donaldson Company, Inc. (+22%) and Worldcom, Inc.(+22%). These stocks benefited from the rebound in more economically sensitive areas of the stock market as fears of flat or declining economic activity subsided. While financial stocks held in the Fund significantly underperformed the market in December as interest rates began to rise, they outperformed for the fourth quarter as a whole. However, some sectors which had been strong contributors to performance earlier in the year, such as healthcare, held back performance near the end of the year.

             During the fourth quarter, the Fund's weighting in the energy sector was increased as oil prices rose. Holdings of telephone utilities were reduced as the turmoil in that industry increased. During 1997, we continue to anticipate moderate overall corporate earnings growth. Those companies which show solid double-digit earnings growth should again be favored by investors.

                                      v





MUNDER REAL ESTATE EQUITY INVESTMENT FUND
Fund Manager: Peter K. Hoglund, CFA

    The Fund began operations on October 3, 1996 and has generated a return of 16.74% for the period since inception to December 31, 1996, relative to the 15.89% average return for the Lipper universe of real estate funds for the same time period.

    The philosophy of investing in the highest quality REITs delivered strong performance for both the quarter and the year, with very low volatility of returns relative to both competing funds and to the broad market as well. The volatility of the Fund (measured by standard deviation) ranked in the 19th percentile for REIT funds and was only half as volatile as the S&P 500 universe of stocks. We anticipate that our strategy of broad diversification across REIT sectors accompanied by a high quality focus will continue to serve investors well over the longer term.


MUNDER SMALL COMPANY GROWTH FUND
Fund Manager: Carl P. Wilk


    The Fund generated a return of 8.64% for the six-month period ended December 31, 1996, relative to the 4.32% average return for the Lipper universe of small company growth funds. The Fund has earned above-average returns for the one, two, three, five and ten-year time periods ended December 31, 1996.

    The Fund's holdings in the business services and technology sectors contributed to the strong relative performance of the Fund. While the healthcare sector underperformed during the fourth quarter, the specific healthcare holdings in the Fund outperformed the market, turning in strong absolute and relative returns. Of the three strongest sectors in the Fund during the period, both the healthcare and business services sectors were overweighted. Strong performance during September also allowed the Fund to recognize gains on some of its technology and healthcare holdings, benefiting the Fund as these sectors pulled back somewhat during the fourth quarter.

    Retailing stocks displayed weak relative performance as it became clear that the holiday sales would be less robust than had been anticipated. Broadcasting stocks were hurt due to uncertainty over the position that the Department of Justice would take on acquisitions in the Broadcast industry.


MUNDER VALUE FUND

Fund Managers: Gerald L. Seizert, CFA and Edward O. Eberle

    The Fund earned a return of 16.32% for the six-month period ended December 31, 1996, relative to the 10.53% return for the S&P 500/BARRA Value Index and the 10.57% average return for the Lipper universe of growth & income mutual funds.+ The Fund has also earned above-average returns for the one-year time period ended December 31, 1996. (The Fund began operation in November, 1995 and therefore has had only one full year of operation.)


+There is no Lipper value universe. The Lipper growth & income universe is the closest to the characteristics of the Munder Value Fund.

                                      vi







    The most overweighted sectors in the Fund, relative to the S&P 500, continue to be financial services, technology and capital goods. Due to recent outperformance, some of the valuation disparity among sectors has been eliminated. However, the financial sector remains attractive, with consolidation and continued gains from increased operating efficiency making this area particularly attractive. Within this sector, exposure to banks and thrifts has been reduced while exposure to insurance and brokerage companies has increased.


    Technology continues to show improving fundamentals. Both companies and individuals are using technological advances to improve productivity and this is leading to significant upward revisions in consensus earnings estimates and positive earnings surprises. In the capital goods sector, we continue to find undervalued special situations in highly fragmented industries that are experiencing consolidation.


    The most underweighted sectors in the Fund are utilities, consumer non-cyclicals and basic industries. In the basic industries and non-cyclical sectors, there are numerous companies experiencing improving fundamentals. However, expectations are high and valuations appear to be excessive. The Fund continues to avoid the utility sector because of concerns over deregulation and increased competition.


Fixed Income Funds Overview
             Overall during the last half of the year ended December 31, 1996, interest rates fell and bond prices rose in response to economic data that pointed to slow growth and low inflation. This rally in the bond market, which began in late summer, was not powerful enough to fully offset the interest rate increases which had taken place earlier in the year. As a result, the best performing fixed income securities for 1996 as a whole were those with short-term maturities of one year or less. Returns for longer-term securities, such as the 30 year Treasury bond, were negative, with the fall in prices more than offsetting the coupon income. For the year, the total return of the Lehman Government/Corporate Bond Index was 2.9% and the return for the Lehman Intermediate Government/Corporate Bond Index was 4.05%. For the period from July 1 through December 31, 1996, the comparable performance figures were 4.88% and 4.27% respectively.


    Mortgage-related securities underperformed in the fourth quarter, as interest rates fell and investors began to fear faster pre-payrnents of principal. For the first time in five years, however, mortgage-related securities provided the best annual return (absolute and risk-adjusted) of all high grade sectors. Corporate bonds outperformed Treasuries for both the fourth quarter and the year as a whole.


[Please Note: In the following commentary, the performance of the Munder Bond Funds is compared to both Lipper median returns and Lehman Indexes. Unlike mutual funds, the Lehman Indexes do not represent actual funds and therefore have no expenses netted against their returns. The returns for Munder Funds are calculated after the deduction of all expenses.]

                                     vii



MUNDER BOND FUND

Fund Manager: James C. Robinson and Greg A. Prost, CFA

     The Fund earned a return of 4.64% for the six-month period ended December 31, 1996, relative to the 4.81% return for the Lehman
Government/Corporate Index and a 4.89% average return for the Lipper universe of corporate debt A rated funds.

     During the fourth quarter of 1996, the Fund was overweighted in mortgage-backed securities during the fourth quarter and underweighted in corporate bonds. This hindered performance slightly, given the rally in the bond market through much of the fourth quarter.


MUNDER INTERMEDIATE BOND FUND

Fund Manager: Anne K. Kennedy

     The Fund generated a return of 3.81% for the six-month period ended December 31, 1996, relative to the 3.81% return for the Lehman Intermediate Government/Corporate Bond Index and a 3.95% average return for the Lipper universe of short intermediate investment grade debt funds.


     The Fund's duration (sensitivity to changes in interest rates) is set equal to that of the Lehman Intermediate Government/Corporate Bond Index. This Index, and therefore the Fund, tend to have a longer duration (greater price sensitivity to changes in interest rates) than the Lipper universe. This boosted the Fund's performance relative to the Lipper universe, given the decline in interest rates and corresponding increase in bond prices during the fourth quarter.


MUNDER U.S. GOVERNMENT INCOME FUND

Fund Manager: Peter G. Root

     The Fund generated a return of 4.51% for the six-month period ended December 31, 1996, relative to the 4.45% return for the Lehman Government Index and the 4.45% average return for the Lipper universe of general U.S. government debt funds. The Fund has also earned above-average returns for the one, two, three and five-year time periods ended December 31, 1996.


     The Fund continued to benefit from its holdings of government-related securities that are higher yielding than Treasuries. These include bonds which are issued by U.S. government agencies and which have been strong performers throughout much of the year


MUNDER MICHIGAN TRIPLE TAX-FREE BOND FUND

Fund Manager: Talmadge D. Gunn

     The Fund generated a return of 5.13% for the six-month period ended December 31, 1996, compared to the 4.76% average return for the Lipper universe of Michigan municipal debt funds.

                                    viii


             Municipal yields declined by approximately 20 basis points (0.20 percentage point) across the entire maturity spectrum during the fourth quarter. Many managers of Michigan bond funds were sellers of longer-term securities, weakening the prices of Michigan securities with longer maturities. Therefore, the Fund's underweighting in bonds with maturities of 20 years or more was a key factor in the relative outperformance of the Fund.


MUNDER TAX-FREE BOND FUND

Fund Manager: Talmadge D. Gunn

     The Fund earned a return of 4.01% for the six-month period ended December 31, 1996, relative to the 4.73% average return for the Lipper universe of general municipal debt funds.

             During the quarter, yields declined by approximately 20 basis points for securities of all maturities. Securities with maturities of approximately 15 years were the best-performers for both the quarter and for the year ended December 31, 1996. The Fund's lack of securities in this maturity range therefore held back performance for the quarter. The high quality of the Fund's holdings also dampened returns for the quarter.


MUNDER TAX-FREE INTERMEDIATE BOND FUND
Fund Manager: Talmadge D. Gunn

             The Fund earned a return of 3.17% for the six-month period ended December 31, 1996, relative to the 3.92% average return for the Lipper universe of intermediate municipal debt funds.


             Although yields declined across the entire spectrum of maturities, bonds with intermediate maturities were outstanding performers for both the quarter and for the year. Retail buying, coupled with demand from insurance companies, provided solid performance for this sector of the tax-exempt bond market. The Fund underperformed during the quarter due to its holdings of higher coupon, high quality bonds. These characteristics gave the Fund a defensive structure which tends to underperform in periods of market rallies, as seen in the fourth quarter.


                                   ix





Munder Accelerating Growth Fund
Portfolio of Investments, December 31, 1996 (Unaudited)



COMMON STOCKS -- 97.3%

Apparel -- 5.7%
123,700   Jones Apparel Group Inc.+                     $ 4,623,287
 41,200   Liz Claiborne, Inc.                             1,591,350
 90,900   NIKE Inc., Class B                              5,431,275
 75,900   Tommy Hilfiger Corporation+                     3,643,200
                                                        -----------
                                                         15,289,112
                                                        -----------
Automobile Parts & Equipment -- 1.8%
232,800   Miller Industries, Inc.+                        4,656,000
                                                        -----------

Banking and Financial Services -- 16.2%
 69,900   BankAmerica Corporation                         6,972,525
 67,900   Envoy Corporation+                              2,546,250
 72,300   Finova Group Inc.                               4,645,275
 98,500   First Data Corporation                          3,595,250
 97,200   Green Tree Financial Corporation                3,754,350
 56,900   Household International Inc.                    5,249,025
 63,200   Oxford Resources Corporation, Class A+          1,951,300
 90,750   PMI Group Inc.                                  5,025,281
161,300   Travelers Group Inc.                            7,318,988
 74,200   UCFC Corporation+                               1,975,575
                                                        -----------
                                                         43,033,819
                                                        -----------

Commercial Services -- 7.7%
 58,900   ABR Information Services, Inc.+                 2,319,188
212,900   AccuStaff Inc.+                                 4,497,512
 66,900   APAC Teleservices, Inc.+                        2,567,288
151,000   Corporate Express Inc.                          4,445,062
155,700   CUC International Inc.+                         3,697,875
181,700   TeleSpectrum Worldwide Inc.+                    2,884,488
                                                        -----------
                                                         20,411,413
                                                        -----------

Computer Hardware, Software or Services
-- 8.6%
 62,900   Baan Company NV+                                2,185,775
225,600   CCC Information Services Group+                 3,609,600
 99,700   CISCO Systems Inc.+                             6,343,412
 68,000   Motorola Inc.                                   4,173,500
 73,500   Saville Systems, ADS+                           2,985,937
 47,400   Shiva Corporation+                              1,653,075
 51,300   Sykes Enterprises, Inc.+                        1,923,750
                                                        -----------
                                                         22,875,049
                                                        -----------

Diversified -- 7.2%
 60,600   Ceridian Corporation+                           2,454,300
 54,700   General Electric Company                        5,408,463
123,650   Thermo Electron Corporation+                    5,100,563
117,000   Tyco International Ltd.                         6,186,375
                                                        -----------
                                                         19,149,701
                                                        -----------

Environmental Control -- 1.4%
255,600   Philip Environmental Inc.                       3,706,200
                                                        -----------

Food -- 1.2%
129,150   Richfood Holdings Inc.                          3,131,888
                                                        -----------

Hotels and Restaurants -- 5.9%
120,100   Boston Chicken Inc.+                            4,308,587
 98,100   Hospitality Franchise Systems, Inc.             5,861,475
129,200   La Quinta Inns Inc.                             2,470,950
 70,000   Planet Hollywood International, Class A+        1,382,500
 99,900   Quality Dining Inc.+                            1,785,713
                                                        -----------
                                                         15,809,225
                                                        -----------

Insurance -- 2.4%
41,800    American International Group Inc.               4,524,850
54,000    MMI Companies, Inc.                             1,741,500
                                                        -----------
                                                          6,266,350
                                                        -----------

Medical Services and Supplies -- 12.4%
 85,200   Boston Scientific Corporation+                  5,112,000
 48,700   CRA Managed Care, Inc.                          2,191,500
 93,500   HBO & Company                                   5,551,562
123,000   HEALTHSOUTH Corporation+                        4,689,375
175,600   Omnicare, Inc.                                  5,641,150
 94,700   Oxford Health Plans, Inc.+                      5,545,869
118,200   Total Renal Care Holdings Inc.+                 4,284,750
                                                        -----------
                                                         33,016,206
                                                        -----------

Office Equipment and Supplies -- 4.3%
141,000   Danka Business Systems, ADR                     4,987,875
 66,000   Pitney Bowes, Inc.                              3,597,000
111,600   Viking Office Products Inc.+                    2,978,325
                                                        -----------
                                                         11,563,200
                                                        -----------

Oil Equipment and Services -- 4.1%
62,800    Chesapeake Energy Corporation+                  3,493,250
28,800    Diamond Offshore Drilling, Inc.+                1,641,600
93,300    SEACOR Holdings, Inc.+                          5,877,900
                                                        -----------
                                                         11,012,750
                                                        -----------

Pharmaceuticals -- 3.7%
55,000    Pfizer, Inc.                                    4,558,125
40,900    Schering-Plough Corporation                     2,648,275
51,000    Teva Pharmaceuticals, ADR                       2,562,750
                                                        -----------
                                                          9,769,150
                                                        -----------

Prison Management Services -- 2.6%
225,800   Corrections Corporation of America+             6,915,125
                                                        -----------

Real Estate -- 1.1%
92,200    Cali Realty Corporation                         2,846,675
                                                        -----------

Retail -- Store -- 1.8%
220,800   PETsMART, Inc.+                                 4,830,000
                                                        -----------

Telecommunications -- 9.2%
 43,900   Ascend Communications, Inc.+                    2,727,287
 70,100   FORE Systems Inc.+                              2,304,537
 79,400   Lucent Technologies+                            3,672,250
137,300   Newbridge Networks+                             3,878,725
132,300   Tellabs, Inc.+                                  4,977,788
269,400   WorldCom Inc.+                                  7,021,237
                                                        -----------
                                                         24,581,824
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $211,422,980)                                  $258,863,687
                                                        -----------


Principal
Amount
---------
REPURCHASE AGREEMENT -- 6.1%
  (Cost $16,302,232)
$16,302,232      Agreement with Merrill Lynch & Company Inc., 5.424% dated
                 12/31/1996 to be repurchased at $16,307,144 on 01/02/1997, collateralized by $16,553,000 U.S. Treasury Notes, 5.625%
                 due 10/31/1997 (value $16,675,938)

                                                         16,302,232
                                                        -----------
TOTAL INVESTMENTS
  (Cost $227,725,212*)                         103.4%   275,165,919
OTHER ASSETS AND
  LIABILITIES (Net)                            (3.4)    (9,016,954)
                                               -----    -----------
NET ASSETS                                     100.0%  $266,148,965
                                               =====    ===========

----------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security

ABBREVIATIONS:
ADR --   American Depositary Receipt
ADS --   American Depositary Share

See Notes to Financial Statements.


Munder Balanced Fund
Portfolio of Investments, December 31, 1996 (Unaudited)

COMMON STOCKS -- 47.9%

Advertising -- 0.6%
10,000    Omnicom Group, Inc.                           $   457,500
                                                        -----------

Aerospace/Defense -- 0.0% #
1         Boeing Company                                         85
                                                        -----------

Apparel -- 1.0%
6,000     Jones Apparel Group Inc.+                         224,250
1,500     Liz Claiborne, Inc.                                57,938
4,700     NIKE Inc., Class B                                280,825
3,600     Tommy Hilfiger Corporation+                       172,800
                                                        -----------
                                                            735,813
                                                        -----------

Automobile Parts & Equipment -- 1.5%
 5,400    Johnson Controls Inc.                             447,525
13,009    Mark IV Industries Inc.                           294,328
 9,150    Miller Industries, Inc.+                          183,000
 6,200    Pep Boy's -- Manny, Moe & Jack                    190,650
                                                        -----------
                                                          1,115,503
                                                        -----------

Banking and Financial Services -- 7.4%
10,000    Associates First Capital Corporation              441,250
 3,300    BankAmerica Corporation                           329,175
 5,300    Chase Manhattan Corporation                       473,025
 2,500    Envoy Corporation+                                 93,750
12,500    Federal National Mortgage Association             465,625
 3,550    Finova Group Inc.                                 228,087
15,599    First Data Corporation                            569,372
16,500    Green Tree Financial Corporation                  637,312
 3,000    Household International Inc.                      276,750
 3,800    MGIC Investment                                   288,800
 7,400    Northern Trust Corporation                        268,250
11,000    Norwest Corporation                               478,500
 2,600    Oxford Resources Corporation, Class A+             80,275
 4,400    PMI Group Inc.                                    243,650
 4,800    Standard Federal Bancorporation                   273,000
 6,200    Travelers Group Inc.                              281,325
 3,100    United Companies Financial Corporation             82,537
                                                        -----------
                                                          5,510,683
                                                        -----------

Building Materials -- 1.6%
8,700     Home Depot, Inc.                                  436,088
9,000     Sherwin-Williams Company                          504,000
4,500     York International Corporation                    251,437
                                                        -----------
                                                          1,191,525
                                                        -----------

Business Equipment & Supplies -- 0.7%
14,000    Avery Dennison Corporation                        495,250
                                                        -----------

Business Services -- 1.1%
10,500    Automatic Data Processing, Inc.                   450,188
13,000    Equifax Inc.                                      398,125
                                                        -----------
                                                            848,313
                                                        -----------

Chemicals -- 2.1%
 5,500    Merck & Company Inc.                              435,875
11,200    Morton International Inc.                         456,400
 7,900    Pfizer, Inc.                                      654,712
                                                        -----------
                                                          1,546,987
                                                        -----------

Commercial Services -- 1.2%
 9,100    AccuStaff, Inc.+                                  192,238
   550    APAC Teleservices, Inc.+                           21,106
 7,600    Corporate Express Inc.                            223,725
15,750    CUC International Inc.+                           374,062
 7,100    TeleSpectrum Worldwide Inc.+                      112,712
                                                        -----------
                                                            923,843
                                                        -----------

Computer Hardware, Software or Services
-- 1.9%
 1,000    Affinity Technology Group                           6,500
 2,800    Baan Company NV+                                   97,300
 5,000    BMC Software Inc.+                                206,875
10,400    CCC Information Services Group+                   166,400
 3,000    Microsoft Corporation+                            247,875
 9,800    Oracle Corporation+                               409,150
 3,600    Saville Systems, ADS+                             146,250
 2,200    Shiva Corporation+                                 76,725
 2,000    Sykes Enterprises, Inc.+                           75,000
                                                        -----------
                                                          1,432,075
                                                        -----------

Diversified -- 3.3%
 2,800    Ceridian Corporation+                             113,400
 7,600    Raytheon Corporation                              365,750
 5,000    Textron, Inc.                                     471,250
18,300    Thermo Electron Corporation+                      754,875
14,300    Tyco International Ltd.                           756,112
                                                        -----------
                                                          2,461,387
                                                        -----------

Electrical Equipment -- 2.1%
4,900     Emerson Electric Company                          474,075
7,900     Federal Signal Corporation                        204,412
8,600     General Electric Company                          850,325
                                                        -----------
                                                          1,528,812
                                                        -----------

Electronics -- 2.6%
16,200    Cabletron Systems Inc.+                           538,650
12,600    CISCO Systems Inc.+                               801,675
 3,200    Motorola Inc.                                     196,400
 6,900    Rockwell International                            420,038
                                                        -----------
                                                          1,956,763
                                                        -----------

Entertainment -- 0.2%
6,250     Mattell, Inc.                                     173,437
                                                        -----------

Environmental Control -- 0.2%
11,400    Philip Environmental Inc.+                        165,300
                                                        -----------

Food and Beverages -- 1.4%
12,000    Albertson's, Inc.                                 427,500
 5,550    Richfood Holdings Inc.                            134,588
12,200    Sara Lee Corporation                              454,450
                                                        -----------
                                                          1,016,538
                                                        -----------

Home Furnishings -- 0.3%
7,600     Leggett & Platt Inc.                              263,150
                                                        -----------

Hotels and Restaurants -- 0.9%
5,300     Boston Chicken Inc.+                              190,138
4,100     HFS, Inc.+                                        244,975
6,787     La Quinta Inns Inc.                               129,801
3,500     Planet Hollywood International, Class A+           69,125
4,000     Quality Dining, Inc.+                              71,500
                                                        -----------
                                                            705,539
                                                        -----------

Household Products -- 0.8%
6,200     Lancaster Colony Corporation                      285,200
3,000     Procter & Gamble Company                          322,500
                                                        -----------
                                                            607,700
                                                        -----------

Insurance -- 2.0%
8,350     American International Group Inc.                 903,888
4,900     MBIA Inc.                                         496,125
2,000     MMI Companies, Inc.                                64,500
                                                        -----------
                                                          1,464,513
                                                        -----------

Manufactured Housing -- 0.6%
32,500    Clayton Homes, Inc.                               438,750
                                                        -----------

Medical Services & Supplies -- 4.0%
 3,200    ABR Information Services, Inc.+                   126,000
12,300    Boston Scientific Corporation+                    738,000
 4,900    Columbia/HCA Healthcare Corporation               199,675
 2,200    CRA Managed Care Inc.                              99,000
 4,800    HBO & Company                                     285,000
17,800    HEALTHSOUTH Corporation+                          678,625
 8,300    Omnicare, Inc.                                    266,638
 5,800    Oxford Health Plans, Inc.+                        339,663
 6,000    Total Renal Care Holdings Inc.+                   217,500
                                                        -----------
                                                          2,950,101
                                                        -----------

Natural Gas -- 0.9%
14,700    Enron Corporation                                 633,937
                                                        -----------

Office Equipment and Supplies -- 0.6%
7,000     Danka Business Systems, ADR                       247,625
1,800     Pitney Bowes, Inc.                                 98,100
4,900     Viking Office Products Inc.+                      130,769
                                                        -----------
                                                            476,494
                                                        -----------

Oil Equipment and Services -- 1.4%
2,800     Chesapeake Energy Corporation+                    155,750
1,200     Diamond Offshore Drilling, Inc.+                   68,400
4,500     SEACOR Holdings, Inc.+                            283,500
7,800     Transocean Offshore Inc.                          488,475
                                                        -----------
                                                            996,125
                                                        -----------

Pharmaceuticals -- 2.0%
7,400     American Home Products Corporation                433,825
7,100     Amgen, Inc.+                                      386,062
8,650     Schering-Plough Corporation                       560,087
2,500     Teva Pharmaceuticals, ADR                         125,625
                                                        -----------
                                                          1,505,599
                                                        -----------

Prison Management Services -- 0.4%
9,400     Corrections Corporation of America+               287,875
                                                        -----------

Railroads -- 0.6%
14,200    Illinois Central Corporation                      454,400
                                                        -----------

Real Estate -- 0.2%
3,700     Cali Realty Corporation                           114,237
                                                        -----------

Recreation -- 0.6%
13,400    Carnival Corporation, Class A                     442,200
                                                        -----------

Retail -- Store -- 1.1%
13,375    Consolidated Stores Corporation+                  429,672
 9,200    PETsMART, Inc.+                                   201,250
 5,100    Walgreen Company                                  204,000
                                                        -----------
                                                            834,922
                                                        -----------

Telecommunications -- 2.3%
 2,100    Ascend Communications, Inc.+                      130,462
13,700    Century Telephone Enterprise                      422,987
 3,000    FORE Systems+                                      98,625
 3,000    Lucent Technologies+                              138,750
 6,300    Newbridge Networks+                               177,975
 6,000    Tellabs, Inc.+                                    225,750
19,900    WorldComm Inc.+                                   518,644
                                                        -----------
                                                          1,713,193
                                                        -----------

Toiletries -- 0.3%
3,000     Gillette Company                                  233,250
                                                        -----------

TOTAL COMMON STOCKS
  (Cost 27,087,311)                                     $35,681,799
                                                        -----------


Principal
Amount
-------
ASSET BACKED SECURITIES -- 1.5%
$200,000  Banc One Credit Card Master Trust,
            Series 1994-C, Class A,
            7.800% due 11/15/1998                           205,980
 500,000  Chase Manhattan Corporation,
            Series 1996-4, Class A,
            6.730% due 02/15/2003                           506,250
 400,000  Union Acceptance Corporation,
            Class A3, Series 1996-C,
            6.630% due 10/08/2003++                         401,604
                                                        -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $1,118,858)                                       1,113,834
                                                        -----------

COLLATERALIZED MORTGAGE
  OBLIGATION -- 0.7%
    (Cost $545,023)
 550,000  Federal Home Mortgage Corporation,
            Series 1702-A, Class PD,
            6.500% due 04/15/2022                           539,274
                                                        -----------

CORPORATE BONDS AND NOTES -- 7.6%
Finance -- 2.3%
400,000   AT&T Capital Corporation, MTN,
            6.490% due 05/17/1999                           400,000
140,000   Ford Motor Credit Corporation,
            6.500% due 02/15/2006                           134,750
540,000   Liberty Mutual Capital Corporation, MTN,
            8.100% due 01/14/2005                           570,375
$400,000  SmithKline Beecham Capital Corporation,
            6.750% due 09/05/2000                       $   406,600
 200,000  Travelers Capital Corporation, 7.750% due
            12/01/2036                                      194,000
                                                        -----------
                                                          1,705,725
                                                        -----------

Finance -- Foreign -- 1.7%
400,000   Abbey National Treasury, 6.625% due
            05/23/2001                                      401,835
          KFW International Finance Inc.:
400,000     8.850% due 06/15/1999                           424,500
400,000     7.200% due 03/15/2014                           407,000
                                                        -----------
                                                          1,233,335
                                                        -----------

Government Agency -- 0.5%
400,000   Tennessee Valley Authority, 6.375% due
            06/15/2005                                      392,500
                                                        -----------

Government -- Foreign -- 0.5%
400,000   Telestra Corporation, Ltd., 6.500% due
            11/28/2005                                      391,000
                                                        -----------

Industrial -- 1.0%
300,000   Archer Daniels,
            8.125% due 06/01/2012                           327,750
100,000   Browning-Ferris,
            7.875% due 03/15/2005                           105,750
300,000   Toyota Motor Corporation, 5.625% due
            03/17/1998                                      299,520
                                                        -----------
                                                            733,020
                                                        -----------

Industrial -- Foreign -- 0.4%
300,000   International Telecommunications
            Satellite,
            8.375% due 10/14/2004                           329,730
                                                        -----------

Supranational -- 0.5%
350,000   African Development Bank, Notes,
            6.750% due 07/30/1999                           353,500
                                                        -----------

Utility -- Electric -- 0.7%
$500,000  National Rural Utilities, 7.300% due
            09/15/2006                                      512,500
                                                        -----------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $5,622,301)                                       5,651,310
                                                        -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.3%
  Federal Home Loan Mortgage
    Corporation (FHLMC) -- 1.0%
    FHLMC:
251,906   Gold, Pool #E62394,
            7.500% due 09/01/2010                           255,605
441,533   Pool #200021,
            10.500% due 11/01/2000                          465,956
                                                        -----------
                                                            721,561
                                                        -----------
  Federal National Mortgage
    Association (FNMA) -- 3.4%
    FNMA:
820,216   Pool #100081,
            11.500% due 08/20/2016                          927,355
236,109   Pool #250345,
            7.000% due 09/01/2025                           230,943
874,338   Pool #303020,
            7.000% due 10/25/2025                           855,212
523,345   Pool #303105,
            11.000% due 11/01/2020                          584,837
                                                        -----------
                                                          2,598,347
                                                        -----------
Government National Mortgage
  Association (GNMA) -- 0.9%
    GNMA:
574,637   Pool #780096,
          11.000% due 04/15/2021                            642,875
                                                        -----------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $3,921,222)                                       3,962,783
                                                        -----------
U.S. TREASURY OBLIGATIONS -- 17.0%
U.S. Treasury Notes -- 16.4%
  500,000      8.625% due 08/15/1997                        509,305
2,000,000      7.875% due 01/15/1998                      2,044,300
1,930,000      7.750% due 01/31/2000                      2,019,146

Principal
Amount                                                        Value
---------                                                     -----

$1,600,000     7.500% due 11/15/2001                    $ 1,684,416
 1,935,000     7.875% due 11/15/2004                      2,111,607
   140,000     6.500% due 10/15/2006                        140,700
 3,200,000     8.000% due 11/15/2021                      3,672,191
                                                        -----------
                                                         12,181,665
                                                        -----------

U.S. Treasury Strip -- 0.6%
1,025,000 Zero coupon due 11/15/2014                        435,665
                                                        -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $12,563,035)                                     12,617,330
                                                        -----------
REPURCHASE AGREEMENT -- 6.2%
  (Cost $4,606,892)
 4,606,892  Agreement with Merrill Lynch & Company Inc., 5.424% dated
            12/31/1996 to be repurchased at $4,608,280 on 01/02/1997,
            collateralized by $4,678,000 U.S.
            Treasury Notes,
            5.625% due 10/31/1997 (value
            $4,712,499)                                   4,606,892
                                                        -----------




                                                              Value
                                                              -----



TOTAL INVESTMENTS
  (Cost $55,464,642*)                         86.2%    $ 64,173,222
OTHER ASSETS AND
  LIABILITIES (Net)                           13.8       10,264,438
                                       ----------    --------------
NET ASSETS                                   100.0%    $ 74,437,660
                                       ==========    ==============

----------------
* Aggregate cost for Federal tax purposes.
 + Non-income producing security
++ Floating rate note. The interest rate shown reflects the rate currently in effect.
# Amount represents less than 0.1% of net assets.

ABBREVIATIONS:

ADR --   American Depositary Receipt
ADS --   American Depositary Share
MTN --   Medium Term Note

See Notes to Financial Statements.


Munder Growth & Income Fund
Portfolio of Investments, December 31, 1996 (Unaudited)


COMMON STOCKS -- 88.4%

Aerospace/Defense -- 0.1%
14,475    Newport News Shipbuilding Inc.+               $   217,131
                                                        -----------

Automobile Parts & Equipment -- 4.4%
97,000    Genuine Parts Company                           4,328,625
57,000    Johnson Controls, Inc.                          4,723,875
                                                        -----------
                                                          9,052,500
                                                        -----------
Banking and Finance -- 13.5%
 48,500   BankAmerica Corporation                         4,837,875
 49,000   Chase Manhattan Corporation                     4,373,250
 76,000   CoreStates Financial Corporation                3,942,500
100,000   Federal National Mortgage Association           3,725,000
 85,000   First Chicago NBD Corporation                   4,568,750
 75,000   Great Western Financial Corporation             2,175,000
 99,000   Norwest Corporation                             4,306,500
                                                        -----------
                                                         27,928,875
                                                        -----------

Business Equipment and Supplies -- 3.8%
92,374    Avery Dennison Corporation                      3,267,730
86,000    Xerox Corporation                               4,525,750
                                                        -----------
                                                          7,793,480
                                                        -----------

Chemicals -- 2.7%
43,000    Dow Chemical Company                            3,370,125
71,100    Witco Corporation                               2,168,550
                                                        -----------
                                                          5,538,675
                                                        -----------

Diversified -- 3.3%
91,000    Federal Signal Corporation                      2,354,625
73,000    Rockwell International Corporation+             4,443,875
                                                        -----------
                                                          6,798,500
                                                        -----------

Electrical Machinery -- 2.2%
47,000    General Electric Corporation                    4,647,125
                                                        -----------

Food and Beverages -- 4.2%
 90,000   ConAgra Inc.                                    4,477,500
114,000   Sara Lee Corporation                            4,246,500
                                                        -----------
                                                          8,724,000
                                                        -----------

Holding Companies -- Diversified -- 4.9%
47,900    Summit Bancorp                                  2,095,625
72,377    Tenneco Inc.                                    3,266,012
51,300    Textron Inc.                                    4,835,025
                                                        -----------
                                                         10,196,662
                                                        -----------

Insurance -- 1.8%
70,000    Lincoln National Corporation Ltd.               3,675,000
                                                        -----------

News and Publishing -- 2.0%
90,000    McGraw-Hill Companies Inc.                      4,151,250
                                                        -----------

Oil and Petroleum -- 5.3%
43,000    Exxon Corporation                               4,214,000
45,000    Mobil Corporation                               5,501,250
84,000    Monterey Resources, Inc.+                       1,344,000
                                                        -----------
                                                         11,059,250
                                                        -----------
Paper -- 2.2%
47,000    Kimberly-Clark Corporation                      4,476,750
                                                        -----------

Pharmaceuticals -- 6.2%
73,000    American Home Products Corporation              4,279,625
42,000    Bristol-Myers Squibb                            4,567,500
50,000    Merck & Company, Inc.                           3,962,500
                                                        -----------
                                                         12,809,625
                                                        -----------

Railroads -- 2.1%
138,300   Illinois Central Corporation                    4,425,600
                                                        -----------

Real Estate -- 8.9%
 93,500   Cali Realty Corporation                         2,886,812
132,800   FelCor Suite Hotels Inc.                        4,697,800
 92,000   Health Care Property Investors, Inc.            3,220,000
 90,000   Meditrust SBI                                   3,600,000
162,000   Prentiss Properties Trust                       4,050,000
                                                        -----------
                                                         18,454,612
                                                        -----------

Shares                                                        Value
------                                                        -----

Retail -- 4.1%
93,000    May Department Stores Company                 $ 4,347,750
85,000    Penney (J.C.) Company Inc.                      4,143,750
                                                        -----------
                                                          8,491,500
                                                        -----------

Telecommunications -- 5.1%
 88,000   AirTouch Communications, Inc.+                  3,982,000
 74,000   Frontier Corporation                            1,674,250
107,000   GTE Corporation                                 4,868,500
      1   MFS Communications Company, Inc.+                      28
                                                        -----------
                                                         10,524,778
                                                        -----------

Tobacco -- 1.1%
72,000    UST Inc.                                        2,331,000
                                                        -----------

Utilities -- Electric -- 4.1%
181,000   DPL Inc.                                        4,434,500
172,000   Teco Energy, Inc.                               4,149,500
                                                        -----------
                                                          8,584,000
                                                        -----------

Utilities -- Natural Gas -- 4.9%
  6,731   El Paso Natural Gas Company                       339,919
200,371   MCN Corporation Holding Company                 5,785,713
 87,000   PanEnergy Corporation                           3,915,000
                                                        -----------
                                                         10,040,632
                                                        -----------

Utilities -- Water -- 1.5%
147,000   American Water Works Company, Inc.              3,031,875
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $147,095,517)                                  $182,952,820
                                                        -----------

Principal
Amount                                                        Value
---------                                                     -----

CONVERTIBLE BONDS AND NOTES -- 3.6%
$5,150,000     Home Depot Inc.,                            $  5,047,000
                 Conv. Sub. Note,
                 3.250% due 10/01/2001
 2,200,000     Pennzoil Company,                              2,502,500
                 Conv. Bond,
                 4.750% due 10/01/2003
                                                            -----------
TOTAL CONVERTIBLE BONDS AND NOTES
  (Cost $7,121,808)                                           7,549,500
                                                            -----------

Shares
------
CONVERTIBLE PREFERRED STOCK -- 2.7%
  (Cost $5,496,310)
    26,000     MFS Communications Company, Inc.,              2,372,500
                 8.000%, Conv. Pfd.
    63,000     Wendy's Financial I, 5.000%, Conv. Pfd.        3,276,000
                                                            -----------
                                                              5,648,500
                                                            -----------


Principal
Amount
 -----------
REPURCHASE AGREEMENT -- 6.2%
  (Cost $12,727,070)
$12,727,070    Agreement with Merrill Lynch & Company,
                Inc., 5.424% dated 12/31/1996 to be
                repurchased at $12,730,905 on
                01/02/1997, collateralized by
                $12,784,000 U.S. Treasury Notes,
                5.625% - 6.250% having maturities
                ranging from 10/31/1997 through
                07/31/1998 (value $13,018,913)
                                                             12,727,070
                                                            -----------
TOTAL INVESTMENTS
  (Cost $172,440,705*)                             100.9%   208,877,890
OTHER ASSETS AND
  LIABILITIES (Net)                                 (0.9)    (1,871,064)
                                              ----------    -----------
NET ASSETS                                         100.0%  $207,006,826
                                              ==========    ===========

----------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security

See Notes to Financial Statements.


Munder Index 500 Fund
Portfolio of Investments, December 31, 1996 (Unaudited)

COMMON STOCKS -- 93.2%

Advertising -- 0.1%
4,600     Interpublic Group of Companies, Inc.          $   218,500
                                                        -----------

Aerospace -- 2.0%
16,100    AlliedSignal Inc.                               1,078,700
20,899    Boeing Company                                  2,223,174
 3,600    General Dynamics
            Corporation                                     253,800
10,971    Lockheed Martin Corporation                     1,003,847
12,100    McDonnell Douglas Company                         774,400
 3,300    Northrop Grumman Corporation                      273,075
 4,700    Textron, Inc.                                     442,975
13,700    United Technologies Corporation                   904,200
                                                        -----------
                                                          6,954,171
                                                        -----------

Airlines -- 0.3%
5,200     AMR Corporation+                                  458,250
4,300     Delta Air Lines, Inc.                             304,763
8,300     Southwest Airlines Company                        183,637
3,700     USAir Group, Inc.+                                 86,488
                                                        -----------
                                                          1,033,138
                                                        -----------

Apparel -- 0.5%
 4,400    Fruit of the Loom Inc.+                           166,650
 4,100    Liz Claiborne Inc.                                158,362
16,400    NIKE, Inc., Class B                               979,900
 3,200    Reebok International, Inc.                        134,400
 3,600    V. F. Corporation                                 243,000
                                                        -----------
                                                          1,682,312
                                                        -----------

Automobiles -- 1.7%
41,500    Chrysler Corporation                            1,369,500
67,600    Ford Motor Company                              2,154,750
43,100    General Motors Corporation                      2,402,825
 4,180    Navistar International Corporation+                38,142
                                                        -----------
                                                          5,965,217
                                                        -----------

Automobile Parts & Equipment -- 0.5%
8,000     AutoZone, Inc.+                                   220,000
2,300     Cummins Engine, Inc.                              105,800
5,800     Dana Corporation                                  189,225
3,500     Echlin Inc.                                       110,688
6,850     Genuine Parts Company                             305,681
2,400     Johnson Controls Inc.                             198,900
3,600     Pep Boys-Manny, Moe & Jack                        110,700
7,200     TRW Inc.                                          356,400
                                                        -----------
                                                          1,597,394
                                                        -----------

Banks -- 7.6%
24,341    Banc One Corporation                            1,046,662
 8,700    Bank of Boston Corporation                        558,975
22,400    Bank of New York Inc.                             756,000
20,416    BankAmerica Corporation                         2,036,496
 4,700    Bankers Trust New York Corporation                405,375
11,100    Barnett Banks Inc.                                456,488
 8,800    Boatmen's Bancshares Inc.                         567,600
24,984    Chase Manhattan Corporation                     2,229,822
26,800    Citicorp                                        2,760,400
 5,800    Comerica Inc.                                     303,775
12,662    CoreStates Financial Corporation                  656,841
 6,000    Fifth Third Bancorporation                        376,875
 7,700    First Bank System Inc.                            532,263
18,131    First Chicago Corporation                         974,541
16,140    First Union Corporation                         1,194,360
14,990    Fleet Financial Group Inc.                        747,626
 7,900    Great Western Financial Corporation               229,100
12,800    KeyCorp (New)                                     646,400
12,675    MBNA Corporation                                  526,012
 7,400    Mellon Bank Corporation                           525,400
10,600    Morgan (J.P.) & Company, Inc.                   1,034,825
 8,700    Morgan Stanley Group Inc.                         496,987
12,600    National City Corporation                         565,425
16,425    NationsBank Corporation                         1,605,544
21,100    Norwest Corporation                               917,850
19,400    PNC Bank Corporation                              729,925
 3,200    Republic New York Corporation                     261,200
12,700    SunTrust Banks Inc.                               625,475
 8,650    U.S. Bancorp                                      388,709
 9,400    Wachovia Corporation                              531,100
 5,266    Wells Fargo & Company                           1,420,504
                                                        -----------
                                                         26,108,555
                                                        -----------

Broadcasting -- 0.0%#
1,500     Meredith Corporation                               79,125
3,190     TCI Satellite Entertainment, Inc., Class
            A+                                               31,501
                                                        -----------
                                                            110,626
                                                        -----------

Building Materials -- 0.6%
 1,600    Centex Corporation                                 60,200
 2,650    Crane Company                                      76,850
 2,000    Fleetwood Enterprises                              55,000
27,382    Home Depot Inc.                                 1,372,523
 2,200    Kaufman & Broad Home Corporation                   28,325
 9,200    Masco Corporation                                 331,200
 6,533    Pall Corporation                                  166,591
                                                        -----------
                                                          2,090,689
                                                        -----------

Business Equipment and Supplies -- 1.8%
 5,900    Avery Dennison Corporation                        208,713
29,500    International Business Machines
            Corporation                                   4,454,500
 8,500    Pitney Bowes Inc.                                 463,250
18,500    Xerox Corporation                                 973,562
                                                        -----------
                                                          6,100,025
                                                        -----------

Business Services -- 0.3%
     1    ACNeilsen Corporation+                                 10
22,475    CUC International Inc.+                           533,781
 4,700    Deluxe Corporation                                153,925
 6,500    Federal Express Corporation+                      289,250
 1,800    Harland (John H.) Company                          59,400
 5,700    Moore Corporation Ltd.                            116,137
                                                        -----------
                                                          1,152,503
                                                        -----------

Chemicals and Plastics -- 3.6%
 6,400    Air Products & Chemicals Inc.                     442,400
13,850    Dow Chemical Company                            1,085,494
32,100    duPont (E.I.) deNemours & Company               3,029,438
 4,475    Eastman Chemical Company                          247,244
 3,700    Ecolab Inc.                                       139,212
 8,150    Engelhard Corporation                             155,869
 2,100    FMC Corporation+                                  147,263
 5,100    Grace (W.R.) & Company                            263,925
 3,600    Great Lakes Chemical Corporation                  168,300
 5,800    Hercules, Inc.                                    250,850
 2,800    Kerr-McGee Corporation                            201,600
 4,200    Mallinckrodt Group Inc.                           185,325
23,800    Minnesota Mining & Manufacturing Company        1,972,425
33,500    Monsanto Company                                1,302,312
 8,100    Morton International Inc.                         330,075
 3,800    Nalco Chemical Company                            137,275
 8,900    Praxair Inc.                                      410,512
 2,600    Raychem Corporation                               208,325
12,500    Rockwell International Corporation                760,937
 3,600    Rohm & Haas Company                               293,850
 2,806    Sigma-Aldrich Corporation                         175,200
 4,000    Union Camp Corporation                            191,000
 7,300    Union Carbide Corporation                         298,387
                                                        -----------
                                                         12,397,218
                                                        -----------

Coal -- 0.3%
12,400    CSX Corporation                                   523,900
 1,200    Eastern Enterprises                                42,450
 4,800    Fluor Corporation                                 301,200
                                                        -----------
                                                            867,550
                                                        -----------

Communication Equipment -- 1.6%
 8,900    Cabletron Systems, Inc.+                          295,925
54,800    GTE Corporation                                 2,493,400
 2,200    Harris Corporation                                150,975
33,800    Motorola, Inc.                                  2,074,475
 7,900    National Semiconductor Corporation+               192,562
 4,400    Scientific-Atlanta Inc.                            66,000
10,200    Tellabs, Inc.+                                    383,775
                                                        -----------
                                                          5,657,112
                                                        -----------

Computer Hardware, Software or Services
-- 6.7%
 7,800    Advanced Micro Devices Inc.+                      200,850
 6,900    Amdahl Corporation+                                83,663
12,524    AMP Inc.                                          480,609
 7,100    Apple Computer Inc.                               148,213
 2,600    Autodesk, Inc.                                     72,800
16,600    Automatic Data Processing Inc.                    711,725
11,100    Bay Networks, Inc.                                231,713
 3,900    Ceridian Corporation+                             157,950
37,000    CISCO Systems Inc.+                             2,354,125
15,400    Compaq Computer Corporation+                    1,143,450
20,750    Computer Associates International Inc.          1,032,313
 4,300    Computer Sciences Corporation+                    353,139
 2,200    Data General Corporation+                          31,900
10,300    Dell Computer Corporation+                        547,189
 8,800    Digital Equipment Corporation+                    320,100
 7,200    Honeywell, Inc.                                   473,400
46,800    Intel Corporation                               6,127,875
 2,700    Intergraph Corporation+                            27,675
68,100    Microsoft Corporation+                          5,626,762
19,600    Novell Inc.+                                      185,587
37,500    Oracle Systems Corporation+                     1,565,625
12,200    Seagate Technologies Inc.+                        481,900
20,900    Sun Microsystems Inc.+                            536,869
 6,700    Tandem Computers Inc.+                             92,125
10,000    Unisys Corporation+                                67,500
                                                        -----------
                                                         23,055,057
                                                        -----------

Computer -- Semiconductors -- 0.2%
10,200    Applied Materials+                                366,563
13,300    EMC Corporation                                   440,563
                                                        -----------
                                                            807,126
                                                        -----------

Consumer Non-Durables -- 3.2%
13,100    Corning Inc.                                      605,875
93,900    General Electric Corporation                    9,284,363
 3,000    Grainger (W.W.), Inc.                             240,750
 9,800    Lowe's Companies Inc.                             347,900
 9,100    Newell Company                                    286,650
 5,900    Whitman Corporation                               134,962
                                                        -----------
                                                         10,900,500
                                                        -----------

Consumer Services -- 0.2%
 5,900    Block (H & R) Inc.                                171,100
 3,550    Manor Care Inc.                                    95,850
 3,300    Safety-Kleen Corporation                           54,037
13,400    Service Corporation International                 375,200
                                                        -----------
                                                            696,187
                                                        -----------

Consumer Staples -- 0.1%
4,700     Pioneer Hi-Bred International Inc.                329,000
                                                        -----------

Containers -- 0.1%
1,700     Ball Corporation                                   44,200
7,300     Crown Cork & Seal Company Inc.+                   396,938
                                                        -----------
                                                            441,138
                                                        -----------

Cosmetics-Toiletry -- 0.1%
1,600     Alberto-Culver Company, Class B                    76,800
7,600     Avon Products Inc.                                434,150
                                                        -----------
                                                            510,950
                                                        -----------

Diversified -- 1.2%
 7,400    Alco Standard Company                             382,025
 9,740    Cognizant Corporation+                            321,420
 6,600    Loews Corporation                                 622,050
13,500    Raytheon Company                                  649,687
 8,900    Tyco International Ltd.                           470,587
 9,100    Unilever NV                                     1,594,775
                                                        -----------
                                                          4,040,544
                                                        -----------

Electrical Equipment -- 1.3%
 6,200    Cooper Industries Inc.                            261,175
 2,300    Foster Wheeler Corporation                         85,388
 7,800    General Instrument Corporation                    168,675
 2,800    General Signal Corporation                        119,700
58,000    Hewlett-Packard Company                         2,914,500
 1,900    Tektronix Inc.                                     97,375
10,800    Texas Instruments Inc.                            688,500
 3,000    Thomas & Betts Corporation                        133,125
 1,600    TRINOVA Corporation                                58,200
                                                        -----------
                                                          4,526,638
                                                        -----------

Electronics -- 0.6%
 4,400    Eaton Corporation                                 306,900
 2,700    EG&G Inc.                                          54,338
12,800    Emerson Electric Company                        1,238,400
 3,300    Tandy Corporation                                 145,200
24,000    Westinghouse Electric Corporation                 477,000
                                                        -----------
                                                          2,221,838
                                                        -----------

Energy and Resources -- 0.2%
 7,100    Burlington Resources, Inc.                        357,663
10,000    Dresser Industries Inc.                           310,000
                                                        -----------
                                                            667,663
                                                        -----------

Entertainment -- 1.5%
 5,600    Brunswick Corporation                             134,400
38,636    Disney (Walt) Company                           2,690,032
 4,100    Harcourt General Corporation                      189,113
 4,900    Hasbro Inc.                                       190,488
 6,600    ITT Corporation (New)+                            286,275
 2,100    King World Productions, Inc.+                      77,437
15,490    Mattel, Inc.                                      429,847
32,400    Time Warner Inc.                                1,215,000
                                                        -----------
                                                          5,212,592
                                                        -----------

Financial Services -- 3.2%
27,000    American Express Company                        1,525,500
11,600    American General Corporation                      474,150
 3,100    Beneficial Corporation                            196,463
 9,137    Dean Witter, Discover & Company                   605,326
 5,500    Dow Jones & Company Inc.                          186,313
10,200    Federal Home Loan Mortgage Corporation          1,123,275
62,300    Federal National Mortgage Association           2,320,675
25,492    First Data Corporation                            930,457
 7,800    Green Tree Financial Corporation                  301,275
 5,500    Household International, Inc.                     507,375
 9,400    Merrill Lynch & Company Inc.                      766,100
 1,300    Pulte Corporation                                  39,975
 6,200    Salomon Inc.                                      292,175
 3,200    Temple-Inland Inc.                                173,200
36,589    Travelers Group Inc.                            1,660,218
                                                        -----------
                                                         11,102,477
                                                        -----------

Food and Beverages -- 7.1%
 14,400   Albertson's, Inc.                                 513,000
 28,500   Anheuser-Busch Companies Inc.                   1,140,000
 13,300   Campbell Soup Company                           1,067,325
141,800   Coca-Cola Company                               7,462,225
 13,725   ConAgra Inc.                                      682,819
  2,200   Coors (Adolph) Company, Class B                    41,800
  8,200   CPC International Inc.                            635,500
  2,200   Fleming Companies Inc.                             37,950
 21,000   Heinz (H.J.) Company                              756,000
  8,800   Hershey Foods Corporation                         385,000
 12,000   Kellogg Company                                   787,500
 88,500   PepsiCo Inc.                                    2,588,625
 46,400   Philip Morris Companies Inc.                    5,266,400
  7,700   Quaker Oats Company                               293,562
  6,000   Ralston-Purina Group                              440,250
 27,600   Sara Lee Corporation                            1,028,100
 21,300   Seagram Company Ltd.                              825,375
 10,600   UST Inc.                                          343,175
  6,600   Wrigley (Wm) Jr. Company                          371,250
                                                        -----------
                                                         24,665,856
                                                        -----------

Food Distribution -- 0.8%
30,971    Archer-Daniels-Midland Company                    681,362
 8,900    General Mills Inc.                                564,038
 3,400    Giant Food, Inc., Class A                         117,300
 2,200    Great Atlantic & Pacific Tea Company Inc.          70,125
 7,200    Kroger Company+                                   334,800
11,217    Price/Costco Inc.+                                281,827
 3,800    Supervalu Inc.                                    107,825
10,200    Sysco Corporation                                 332,775
 8,600    Winn Dixie Stores Inc.                            271,975
                                                        -----------
                                                          2,762,027
                                                        -----------

Freight and Shipping -- 0.0%#
2,200     Caliber Systems Inc.                               42,350
                                                        -----------

Glass Products -- 0.2%
 2,900    Owens Corning Fiberglass Corporation+             123,612
10,500    PPG Industries Inc.                               589,312
                                                        -----------
                                                            712,924
                                                        -----------

Health Care Facilities -- 0.6%
 5,700    Beverly Enterprises+                               72,675
38,277    Columbia/HCA Healthcare Corporation             1,559,787
 9,300    Humana Inc.+                                      177,863
12,400    Tenet Healthcare Corporation+                     271,250
    14    Transitional Hospitals Corporation+                   135
                                                        -----------
                                                          2,081,710
                                                        -----------

Health Care Products -- 3.3%
44,300    Abbott Laboratories                             2,248,225
 3,700    Allergan, Inc.                                    131,813
 3,200    Bausch & Lomb Inc.                                113,600
 7,100    Becton, Dickinson & Company                       307,963
68,700    Merck & Company Inc.                            5,444,475
36,700    Pfizer, Inc.                                    3,041,512
                                                        -----------
                                                         11,287,588
                                                        -----------

Holding Companies -- 0.2%
 5,300    Providian, LLC                                    272,287
13,600    Public Service Enterprise                         370,600
                                                        -----------
                                                            642,887
                                                        -----------

Home Appliances -- 0.4%
5,000     Black & Decker Corporation                        150,625
7,100     Illinois Tool Works Inc.                          567,113
5,700     Maytag Corporation                                112,575
3,450     Snap-On, Inc.                                     122,906
5,100     Stanley Works                                     137,700
4,200     Whirlpool Corporation                             195,825
                                                        -----------
                                                          1,286,744
                                                        -----------

Home Furnishings and Housewares
-- 0.8%
36,400    American Home Products Corporation              2,133,950
 2,400    Armstrong World                                   166,800
 8,500    Rubbermaid, Inc.                                  193,375
 1,100    Springs Industries, Inc.                           47,300
 3,500    Tupperware Corporation                            187,687
                                                        -----------
                                                          2,729,112
                                                        -----------

Hotels and Restaurants -- 1.0%
 9,000    Darden Restaurants Inc.                            78,750
 5,900    Harrah's Entertainment Corporation                117,263
15,800    Hilton Hotels Corporation                         412,775
 7,300    Hospitality Franchise Systems+                    436,175
 7,300    Marriott International Inc.                       403,325
39,800    McDonald's Corporation                          1,800,950
 7,400    Wendy's International Inc.                        151,700
                                                        -----------
                                                          3,400,938
                                                        -----------

Insurance -- 3.3%
 8,614    Aetna Life & Casualty Company                     689,120
 2,600    Alexander & Alexander Services, Inc.               45,175
25,360    Allstate Corporation                            1,467,710
26,743    American International Group, Inc.              2,894,930
 6,200    AON Corporation                                   385,175
 9,900    Chubb Corporation                                 532,125
 4,300    CIGNA Corporation                                 587,488
 4,700    General Re Corporation                            741,425
 6,700    ITT Hartford Group Inc.+                          452,250
 4,100    Jefferson-Pilot Corporation                       232,163
 5,900    Lincoln National Corporation                      309,750
 4,100    Marsh & McLennan Companies, Inc.                  426,400
 2,500    MBIA Inc.                                         253,125
 3,400    MGIC Investment Corporation                       258,400
 7,200    SAFECO Corporation                                283,950
 4,700    St. Paul Companies Inc.                           275,537
 4,050    Torchmark Corporation                             204,525
 3,800    Transamerica Corporation                          300,675
10,500    United Healthcare Corporation                     472,500
 4,200    UNUM Corporation                                  303,450
 6,600    USF & G Corporation                               137,775
 1,975    USLife Corporation                                 65,669
                                                        -----------
                                                         11,319,317
                                                        -----------

Machinery and Heavy Equipment -- 0.6%
10,900    Caterpillar Inc.                                  820,225
 2,300    Cincinnati Milacron Inc.                           50,313
14,700    Deere & Company                                   597,188
 6,400    Dover Corporation                                 321,600
 6,200    Ingersoll-Rand Company                            275,900
 4,200    Parker-Hannifin Corporation                       162,750
                                                        -----------
                                                          2,227,976
                                                        -----------

Manufacturing -- 1.4%
12,950    Alcan Aluminum Ltd.                               435,444
 9,900    Aluminum Company of America                       631,125
10,100    Boston Scientific Corporation+                    606,000
 1,600    Briggs & Stratton Corporation                      70,400
 3,900    Brown-Forman Corporation, Class B                 178,425
 4,200    Case Corporation                                  228,900
 1,900    Giddings & Lewis, Inc.                             24,463
 7,300    LSI Logic Corporation+                            195,275
11,900    Micron Technology Inc.                            346,587
 1,680    Newport News Ship Building Inc.+                   25,200
 2,220    PACCAR Inc.                                       150,960
 3,600    Reynolds Metals Company                           202,950
 4,900    Sherwin-Williams Company                          274,400
10,000    Silicon Graphics Inc.+                            255,000
 7,500    Thermo Electron Corporation                       309,375
 9,900    3COM Corporation+                                 726,412
                                                        -----------
                                                          4,660,916
                                                        -----------

Medical Instruments, Services and Supplies
-- 0.7%
 3,200    Bard (C.R.), Inc.                                  89,600
15,600    Baxter International Inc.                         639,600
 6,600    Biomet, Inc.+                                      99,825
 4,200    Guidant Corporation                               239,400
13,700    Medtronic, Inc.                                   931,600
 1,300    Shared Medical Systems Corporation                 64,025
 4,650    St. Jude Medical, Inc.+                           198,206
 3,600    United States Surgical Corporation                141,750
                                                        -----------
                                                          2,404,006
                                                        -----------

Metals and Mining -- 0.8%
 9,927    Allegheney Teledyne, Inc.+                        228,321
 2,400    ASARCO Inc.                                        59,700
20,400    Barrick Gold Corporation                          583,950
12,800    Battle Mountain Gold Company                       88,000
 5,300    Cyprus Amax Minerals Company                      123,888
 7,900    Echo Bay Mines Ltd.                                52,338
11,000    Freeport McMoRan Copper & Gold, Class B           328,625
 8,400    Homestake Mining Company                          119,700
 9,600    Inco Ltd.                                         306,000
   500    NACCO Industries Inc., Class A                     26,750
 5,646    Newmont Mining Corporation                        252,658
 3,700    Phelps Dodge Corporation                          249,750
13,600    Placer Dome, Inc.                                 295,800
 7,492    Santa Fe Pacific Gold                             115,189
                                                        -----------
                                                          2,830,669
                                                        -----------

Natural Gas -- 0.6%
 3,100    Columbia Gas System, Inc.                         197,238
 5,400    Consolidated Natural Gas Company                  298,350
   781    El Paso Natural Gas Company                        39,450
14,500    Enron Corporation                                 625,313
 4,000    ENSEARCH Corporation                               92,000
 2,800    NICOR Inc.                                        100,100
 7,800    Noram Energy Corporation                          119,925
 1,600    ONEOK Inc.                                         48,000
 4,800    Pacific Enterprises Inc.                          145,800
 4,900    Sonat, Inc.                                       252,350
                                                        -----------
                                                          1,918,526
                                                        -----------

News and Publishing -- 0.9%
 8,000    Gannett Company Inc.                              599,000
16,132    Kimberly-Clark Corporation                      1,536,573
 5,300    Knight-Ridder Inc.                                202,725
 5,500    New York Times Company, Class A                   209,000
 5,600    Times Mirror Company (New), Class A               278,600
 3,500    Tribune Company                                   276,062
                                                        -----------
                                                          3,101,960
                                                        -----------

Oil -- 8.3%
 5,300    Amerada Hess Corporation                          306,738
28,300    Amoco Corporation                               2,285,225
 3,700    Ashland Oil, Inc.                                 162,338
 9,200    Atlantic Richfield Company                      1,220,150
 8,200    Baker Hughes Inc.                                 282,900
37,200    Chevron Corporation                             2,418,000
 6,000    Coastal Corporation                               293,250
70,800    Exxon Corporation                               6,938,400
 7,100    Halliburton Company                               427,775
 1,900    Louisiana Land & Exploration Company              101,887
 3,100    McDermott International, Inc.                      51,537
22,500    Mobil Corporation                               2,750,625
18,700    Occidental Petroleum Corporation                  437,112
 6,000    Oryx Energy Company+                              148,500
 8,600    PanEnergy Corporation                             387,000
 2,700    Pennzoil Company                                  152,550
15,000    Phillips Petroleum Company                        663,750
30,600    Royal Dutch Petroleum Company                   5,224,950
 5,174    Santa Fe Energy Resources, Inc.+                   71,789
 9,700    Tenneco Inc.                                      437,712
15,100    Texaco Inc.                                     1,481,687
14,000    Union Pacific Corporation                         841,750
14,255    Union Pacific Resources Group                     416,964
14,300    Unocal Corporation                                580,937
16,400    USX-Marathon Group Common (New)                   391,550
                                                        -----------
                                                         28,475,076
                                                        -----------

Oil Equipment and Services -- 0.5%
 1,400    Helmerich & Payne, Inc.                            72,975
14,000    Schlumberger Ltd.                               1,398,250
 3,100    Western Atlas, Inc.+                              219,712
                                                        -----------
                                                          1,690,937
                                                        -----------

Paper and Forest Products -- 0.9%
 3,000    Bemis Company Inc.                                110,625
 2,800    Boise Cascade Corporation                          88,900
 5,400    Champion International Corporation                233,550
 5,200    Georgia-Pacific Corporation                       374,400
 2,800    Harnischfeger Industries Inc.                     134,750
17,119    International Paper Company                       691,180
 4,900    James River Corporation of Virginia               162,312
 6,200    Louisiana Pacific Corporation                     130,975
 3,000    Mead Corporation                                  174,375
 1,600    Potlatch Corporation                               68,800
 5,681    Stone Container Corporation                        84,504
11,350    Weyerhaeuser Company                              537,706
 3,200    Willamette Industries Inc.                        223,600
                                                        -----------
                                                          3,015,677
                                                        -----------

Personal Items -- 2.4%
 8,400    Colgate-Palmolive Company                         774,900
25,460    Gillette Company                                1,979,515
 6,300    International Flavors & Fragrances, Inc.          283,500
 2,200    Jostens Inc.                                       46,475
38,900    Proctor & Gamble Company                        4,181,750
15,500    Warner-Lambert Company                          1,162,500
                                                        -----------
                                                          8,428,640
                                                        -----------

Petroleum Refining -- 0.2%
4,900     Rowan Companies                                   110,863
4,200     Sun Company                                       102,375
8,800     Williams Companies Inc.                           330,000
                                                        -----------
                                                            543,238
                                                        -----------

Pharmaceuticals -- 3.4%
 4,800    ALZA Corporation+                                 124,200
28,560    Bristol-Myers Squibb Company                    3,105,900
75,900    Johnson & Johnson                               3,776,025
31,500    Lilly (Eli) & Company                           2,299,500
28,920    Pharmacia & Upjohn Inc.+                        1,145,955
21,100    Schering-Plough Corporation                     1,366,225
                                                        -----------
                                                         11,817,805
                                                        -----------

Photographic Equipment and Supplies
-- 0.5%
19,000    Eastman Kodak Company                           1,524,750
 2,550    Polaroid Corporation                              110,925
                                                        -----------
                                                          1,635,675
                                                        -----------

Printing and Publishing -- 0.3%
4,300     American Greetings Corporation, Class A           122,013
8,600     Donnelly (RR) & Sons Company                      269,825
9,740     Dun & Bradstreet Corporation                      231,325
5,700     McGraw-Hill Inc.                                  262,912
5,850     Westvaco Corporation                              168,187
                                                        -----------
                                                          1,054,262
                                                        -----------

Railroads -- 0.3%
4,600     Conrail Inc.                                      458,275
7,100     Norfolk Southern Corporation                      621,250
                                                        -----------
                                                          1,079,525
                                                        -----------

Research and Development -- 0.2%
15,100    Amgen Inc.+                                       821,063
                                                        -----------

Retail -- Store -- 3.0%
  8,300   American Stores Company                           339,263
  5,900   Charming Shoppes Inc.                              29,869
  5,600   Circuit City Stores Inc.                          168,700
  6,000   CVS Corporation                                   247,500
 12,400   Dayton Hudson Corporation                         486,700
  6,500   Dillard Department Stores, Class A                200,688
 11,800   Federated Department Store+                       402,675
 16,200   Gap Inc.                                          488,025
 27,600   K mart Corporation                                286,350
 15,464   Limited Inc.                                      284,151
  1,100   Longs Drug Stores Company                          54,037
 14,400   May Department Stores Company                     673,200
  2,100   Mercantile Stores Company                         103,687
  4,600   Nordstrom, Inc.                                   163,012
 13,200   Penney (J.C.) Company Inc.                        643,500
  4,800   Rite Aid Corporation                              190,800
  2,200   Russell Corporation                                65,450
 22,300   Sears, Roebuck & Company                        1,028,587
  2,800   Stride Rite Corporation                            28,000
  4,400   TJX Companies, Inc.                               208,450
 15,650   Toys R Us Inc.+                                   469,500
 14,000   Walgreen Company                                  560,000
130,800   Wal-Mart Stores, Inc.                           2,992,050
  7,600   Woolworth Corporation                             166,250
                                                        -----------
                                                         10,280,444
                                                        -----------

Savings and Loan Associations -- 0.1%
6,000     Ahmanson (H.F.) Company                           195,000
3,300     Golden West Financial Corporation                 208,313
                                                        -----------
                                                            403,313
                                                        -----------

Soaps and Detergents -- 0.1%
2,900     Clorox Company                                    291,088
                                                        -----------

Steel -- 0.2%
6,100     Armco Inc.+                                        25,163
6,400     Bethlehem Steel Corporation+                       57,600
2,800     Inland Steel Industries Inc.                       56,000
5,000     Nucor Corporation                                 255,000
1,800     Timken Company                                     82,575
4,840     USX-U.S. Steel Group Inc.                         151,855
5,225     Worthington Industries, Inc.                       94,703
                                                        -----------
                                                            722,896
                                                        -----------

Technology -- 0.7%
31,300    Ameritech Corporation                           1,897,563
 6,700    ITT Industries+                                   164,150
 2,500    Millipore Corporation                             103,437
 2,500    Perkin-Elmer Corporation                          147,187
                                                        -----------
                                                          2,312,337
                                                        -----------

Telecommunications -- 6.4%
28,600    AirTouch Communications, Inc.+                    722,150
10,800    ALLTEL Corporation                                338,850
 3,425    Andrew Corporation+                               181,739
92,406    AT&T Corporation                                4,019,661
25,000    Bell Atlantic Corporation                       1,618,750
56,600    BellSouth Corporation                           2,285,225
18,600    Comcast Corporation Special, Class A
            (non-voting)                                    331,312
 6,700    DSC Communications Corporation+                   119,763
 9,000    Frontier Corporation                              203,625
36,338    Lucent Technologies, Inc.                       1,680,627
39,000    MCI Communications Corporation                  1,274,812
14,700    Northern Telecommunications Ltd.                  909,562
25,100    NYNEX Corporation                               1,207,937
24,400    Pacific Telesis Group.                            896,700
34,400    SBC Communications                              1,780,200
24,500    Sprint Corporation                                976,937
37,800    Tele-Communications Inc., Class A+                493,762
27,200    US West, Inc.                                     877,200
35,600    US West Media, Inc.+                              658,600
20,200    Viacom Inc., Class B+                             704,475
26,300    WorldCom, Inc.                                    685,444
                                                        -----------
                                                         21,967,331
                                                        -----------

Tire and Rubber -- 0.2%
4,700     Cooper Tire & Rubber Company                       92,825
3,100     Goodrich (B.F.) Company                           125,550
8,900     Goodyear Tire & Rubber Company                    457,238
                                                        -----------
                                                            675,613
                                                        -----------

Tobacco -- 0.1%
9,700     American Brands Inc.                              481,363
                                                        -----------

Transportation -- 0.3%
8,763     Burlington Northern Santa Fe                      756,903
4,700     Ryder System, Inc.                                132,187
                                                        -----------
                                                            889,090
                                                        -----------

Utilities -- 2.6%
10,700    American Electric Power Company, Inc.             440,038
 8,450    Baltimore Gas & Electric Company                  226,038
 8,600    Carolina Power & Light Company                    313,900
12,000    Central & Southwest Corporation                   307,500
 9,034    Cinergy Corporation                               301,510
13,400    Consolidated Edison Company                       391,950
10,300    Dominion Resources, Inc.                          396,550
 8,300    DTE Energy Company                                268,713
11,500    Duke Power Company                                534,750
24,700    Edison International                              490,913
13,200    Entergy Corporation                               366,300
10,400    FPL Group, Inc.                                   478,400
 6,900    GPU, Inc.                                         232,013
13,400    Houston Industries, Inc.                          303,175
 2,700    National Service Industries, Inc.                 100,912
 8,200    Niagara Mohawk Power Corporation                   80,975
 3,900    Northern States Power Company                     178,912
 8,700    Ohio Edison Company                               197,925
23,500    Pacific Gas & Electric Company                    493,500
16,800    PacifiCorp                                        344,400
12,700    PECO Energy Company                               320,675
 2,000    Peoples Energy Corporation                         67,750


Shares                                                        Value
------                                                        -----

Utilities (Continued)
 9,300    PP&L Resources Inc.                               213,900
38,400    Southern Company                                  868,800
12,800    Texas Utilities Company                           521,600
12,300    Unicom Corporation                                333,637
 5,800    Union Electric Company                            223,300
                                                        -----------
                                                          8,998,036
                                                        -----------

Waste Management -- 0.3%
12,100    Browning-Ferris Industries, Inc.                  317,625
17,900    Laidlaw Inc., Class B (non-voting)                205,850
27,700    WMX Technologies Inc.                             903,712
                                                        -----------
                                                          1,427,187
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $249,152,979)                                   321,532,822
                                                        -----------
PREFERRED STOCK -- 0.0%#
  (Cost $26,958)
471       Aetna Inc., Class C, 6.25%, Voting                 37,386
                                                        -----------
WARRANTS -- 0.0%#
  (Cost $10,166)
3         Emcor Group Inc, expires 12/31/2002+                    0
                                                        -----------
SHORT-TERM INVESTMENTS -- 2.6%
  (Cost $8,882,062)
8,882,062 SEI Daily Income Trust Government II            8,882,062
                                                        -----------


 Principal
   Amount                                                     Value
----------                                                    -----

U.S. TREASURY BILLS -- 0.6%
  (Cost $1,925,473)
$ 1,950,000    4.560++ due 04/03/1997**                   1,925,473
                                                        -----------
REPURCHASE AGREEMENT -- 4.3%
  (Cost $14,935,265)
 14,935,265    Agreement with Merrill Lynch &
                 Company Inc., 5.424% dated
                 12/31/1996, to be repurchased at
                 $14,939,765 on 01/02/1997,
                 collateralized by $15,165,000
                 U.S. Treasury Notes, 5.625%
                 due 10/31/1997 (value $15,277,635)      14,935,265
                                                        -----------
TOTAL INVESTMENTS
  (Cost $274,932,903*)                         100.7%   347,313,008
OTHER ASSETS AND
  LIABILITIES (Net)                             (0.7)    (2,328,212)
                                          ----------    -----------
NET ASSETS                                     100.0%  $344,984,796
                                          ==========    ===========

----------------
 * Aggregate cost for Federal tax purposes.
** Securities pledged as collateral for futures contracts.
 + Non-income producing security
++ Rate represents annualized yield at date of purchase.
 # Amount represents less than 0.1% of net assets.

See Notes to Financial Statements.

 Number of                                Unrealized
 Contracts                               Depreciation
 -----------                               -----------
FUTURES CONTRACTS --
  LONG POSITION
66             S&P 500 Index, March
               1997                     $    (199,185)
                                           ===========

See Notes to Financial Statements.


Munder International Equity Fund
Portfolio of Investments, December 31, 1996 (Unaudited)

COMMON STOCKS -- 99.2%

Argentina -- 0.6%
 1,300    Alpargatas S.A.I.C.+                          $    11,538
 3,094    Banco de Galicia Bueno                             75,030
 2,156    Banco Frances del Rio                              59,290
 2,100    Buenos Aires
            Embotelladora SA                                  7,612
17,078    Compania Naviera Perez Companc                    241,312
   400    IRSA Inversiones Y Representaciones SA             12,750
 2,900    Metrogas SA                                        27,187
 5,100    Telecommunications de Argentina                   205,913
11,900    Telefonica de Argentina                           307,912
18,100    Y.P.F Sociedad Anonima                            457,025
                                                        -----------
                                                          1,405,569
                                                        -----------

Australia -- 3.6%
 8,100    Amcor Ltd.                                        206,550
45,000    Amcor Ltd.++                                      289,365
 3,000    Ashton Mining                                      26,116
13,650    Australia & New Zealand Bank                      424,856
10,300    Australian National Industries                     42,487
 7,100    Boral Ltd.                                        161,081
48,340    Broken Hill Proprietary Ltd.                    1,371,648
 4,100    Burns, Philip & Company Ltd.                       43,808
10,100    Coca-Cola Amatil Ltd.                             216,519
 7,600    Coles Myer Ltd.                                   250,800
 1,100    Cortecs International Ltd.+                        15,950
 7,770    CRA Ltd.                                          496,309
11,900    CSR Ltd.                                          166,600
 7,300    E-mail Ltd.                                        47,240
 3,200    FAI Insurance Ltd.+                                 8,400
 1,400    FH Faulding & Company                              37,887
15,000    Goodman Fielder Ltd.                               74,412
12,550    Great Central Mines+                              105,891
10,000    James Hardie Industries                            62,964
 6,500    Kidston Gold Mines Ltd.                            15,502
 3,300    Mayne Nickless Ltd.                               106,425
   300    Memtec Ltd.                                         9,863
64,500    M.I.M. Holdings Ltd.                              193,500
14,300    National Australia Bank Ltd.                      841,912
35,900    News Corporation Ltd.                             749,413
 4,980    Normandy Mining Ltd.                               34,444
 7,100    North Ltd.                                        103,859
 1,500    Orbital Engineering Ltd., New+                      8,250
13,800    Pacific Dunlop Olympic Ltd.                       138,000
 2,600    Petroleum Securities Australia Ltd.+               59,150
44,300    Pioneer International Ltd.                        133,765
 7,000    Santos Ltd.                                       113,750
 1,000    Simsmetal Ltd.                                     22,578
   600    Sons of Gwalia                                     17,250
 5,900    Southcorp Holdings Ltd.                            91,450
 6,000    TNT Ltd.+                                          57,562
18,400    Westpac Banking                                   524,400
14,000    WMC Ltd.                                          351,750
47,000    Woodside Petroleum Ltd.                           343,320
                                                        -----------
                                                          7,965,026
                                                        -----------

Austria -- 0.2%
 3,140    EVN-Energie Versorgung Niederoesterreich
            AG                                               93,415
13,800    OMV AG                                            311,298
                                                        -----------
                                                            404,713
                                                        -----------

Belgium -- 0.2%
11,650    Petrofina SA                                      366,975
                                                        -----------

Bermuda -- 0.2%
  208     ADT Ltd.+                                           4,758
1,500     Comcast UK Cable Partners Ltd.+                    20,438
5,200     Exel Ltd.                                         196,950
1,300     GCR Holdings Ltd.                                  28,925
  600     LaSalle Re Holdings Ltd.                           17,550
  400     Mutual Risk Management Inc.                        14,800
2,700     PartnerRe Ltd.                                     91,800
  900     Sphere Drake Holdings Ltd.                          7,987
                                                        -----------
                                                            383,208
                                                        -----------

Brazil -- 0.7%
14,650    Aracruz Celulose SA                               120,862
 6,800    Cemig-Companhia Energetica de Minas,
            (New)                                           231,200
 1,800    Copene Petroquimica                                37,252
15,500    Telebras                                        1,185,750
                                                        -----------
                                                          1,575,064
                                                        -----------

Canada -- 2.4%
 4,200    Abitidi Price Inc.                                 66,150
 2,300    Agnico Eagle Mines Ltd.                            32,200
 3,750    Alberta Energy Company Ltd.                        90,000
   800    Alliance Communications Corporation+                7,200
   600    Arakis Energy Corporation+                          1,988
 9,400    Asia Pacific Resources International
            Holdings, Class A+                               52,875
13,250    Bank of Montreal                                  422,344
16,300    BCE Inc.                                          778,325
 2,600    Biochem Pharmaceuticals Inc.+                     130,650
 1,700    Biomira Inc.+                                       8,075
 1,200    Biovail Corporation
            International+                                   30,750
 4,500    Brascan Ltd., Class A                              99,563
 2,800    Cambior, Inc.                                      40,950
 6,500    Campbell Resource Inc.+                             6,094
 1,200    Canadian Marconi Company                           13,050
 7,000    Canadian Occidental Petroleum                     112,000
17,500    Canadian Pacific Ltd.                             463,750
   600    Chieftain International, Inc.+                     15,600
   700    Clearly Canadian Beverages Inc.                     1,269
 1,700    Clearnet Communication Inc.                        18,700
 2,400    Cognos Inc.                                        67,500
 4,800    Cominco                                           120,000
 2,600    Corel+                                             19,175
 3,200    Cott Corporation                                   22,993
 6,700    Domatar Inc.                                       55,275
   600    Dreco Energy Ltd.+                                 21,975
   600    Fahnestock Viner Holdings Inc.                      8,700
 1,600    Glamis Gold Ltd.                                   11,200
 3,400    Goldcorp Inc., Class A                             28,900
11,400    Gulf Canada Resources+                             84,075
 3,200    Hollinger, Inc.                                    29,600
 3,400    Imperial Oil Ltd.                                 159,800
 1,000    Intertape Polymer Group Inc.                       23,000
 3,100    IPL Energy Inc.                                    89,512
 1,400    Ipsco Inc.                                         39,025
   300    Jetform Corporation+                                5,550
13,300    Laidlaw Transportation Inc., Class A              156,275
 2,500    Loewen Group Inc.                                  97,812
 6,500    Macmillan Bloedel Ltd.                             84,500
 3,500    Magna International, Class A                      195,125
 7,700    Methanex Corporation+                              69,300
 5,300    Mitel Corporation+                                 33,125
 8,600    Newbridge Network+                                242,950
24,500    Nova Corporation of Alberta                       214,375
 4,700    Numac Energy Inc.+                                 18,800
 1,900    Philip Environmental, Inc.                         27,550
 1,500    PLD Telekom, Inc.+                                  9,188
 2,300    Potash Corporation of Saskatchewan                195,500
 3,800    Quebecor Inc., Class A                             63,650
 6,100    Repap Enterprises Inc.+                            16,966
 1,800    Rigel Energy Corporation+                          17,888
 2,800    Rio Algom Ltd.                                     63,000
 4,700    Rogers Cantel Mobil Communications, Class
            B+                                               91,063
 5,800    Royal Oak Mines+                                   18,850
   879    Stampeder Exploration Ltd.+                         4,944
 1,200    Tee Communications Electronics                      6,000
10,300    Transcanada Pipeline Ltd.                         180,250
 5,800    Trizec Hahn Corporation                           127,600
 8,400    TVX Gold Inc.+                                     65,100
 4,900    West Coast Energy Inc.                             82,075
                                                        -----------
                                                          5,259,699
                                                        -----------

Cayman Islands -- 0.0%#
   300    Anangel-American Shipholdings Ltd.                  2,400
   400    APCO Argentina Inc.                                10,200
                                                        -----------
                                                             12,600
                                                        -----------

Chile -- 0.5%
   800    AFP Provida                                        15,000
 1,200    Banco de Edwards                                   21,525
 2,000    Banco O Higgins                                    46,375
   700    Banco Santander Chile                              10,500
 3,100    Chilgener SA                                       64,713
 2,900    Compania Cervecerias                               46,762
 2,700    Compania de Telefonica de Chile                   273,038
 1,100    Cristalerias de Chile                              20,075
 3,100    Embotelladora Andina SA                            94,550
10,400    Empresa Nacional Electricidad Chile               161,200
 3,000    Empresas Telex Chile                               13,875
 5,900    Enersis SA                                        163,725
   700    Laboratorio Chile SA                               11,550
 1,700    Madeco                                             41,225
 1,200    Maderas Y Sinteticos Sociedad (Masisa)             16,800
 1,000    Quimica Y Minera Chile SA                          54,125
   800    Santa Isabel SA                                    18,100
   700    Vina Concha Y Toro SA                              16,450
                                                        -----------
                                                          1,089,588
                                                        -----------

China -- 0.2%
 6,500    Huaneng Power International+                      146,250
 4,138    Macronix International Company Ltd.                55,087
 3,100    Shandong Huaneng                                   30,225
 4,800    Shanghai Chlor-Alkali Chemical Company             13,344
 2,530    Shanghai Erfangji Company                           3,795
 3,500    Shanghai Petrochemicals Ltd.                      102,812
 4,600    Shanghai Tire & Rubber Company Ltd.                19,504
                                                        -----------
                                                            371,017
                                                        -----------

Columbia -- 0.0%#
1,400     Banco Ganadero SA                                  36,925
1,900     Banco Industrial Colombiano                        39,306
                                                        -----------
                                                             76,231

                                                        -----------

Denmark -- 0.6%
 3,200    ISS International Service Systems                  42,400
 7,700    Novo Nordisk AS, Series B                         359,975
 2,800    Novo Nordisk AS, Series B++                       527,607
13,200    Tele Danmark, Series B                            359,700
                                                        -----------
                                                          1,289,682
                                                        -----------

Finland -- 0.6%
 2,700    American Group Ltd.                                27,894
 2,300    Instrumentarium Corporation                        41,400
20,000    Oy Nokia                                        1,152,174
   700    Rauma-Repola                                       14,350
 2,300    Valmet Corporation                                 79,925
                                                        -----------
                                                          1,315,743
                                                        -----------

France -- 7.0%
31,800    Alcatel Alsthom Cie Generale D'Electric           508,800
19,400    AXA Company                                       611,100
49,600    AXA Company++                                   3,154,669
   800    Business Objects SA                                10,800
15,100    Campagnie de Suez                                 268,025
 4,400    Canal Plus                                        194,312
   350    Cardif SA                                          48,232
 1,850    Carrefour SA                                    1,203,739
 3,150    Claring SA                                         92,376
 5,900    Compagnie Generale des Eaux                       146,193
 2,900    Dassault Systemes SA+                             134,125
 1,100    Docks de France Ruche Picarde SA+                 269,249
26,100    Elf Aquitaine                                   1,181,025
 3,850    Etablissements Economiques du Casino
            Guichard-Perrrachon                             179,273
   900    Forasol-Foramer NV                                 17,662
 1,100    Genset+                                            17,600
   100    GFI Industries SA                                  13,877
   600    Groupe AB SA+                                       8,625
17,650    Groupe Danone                                     491,751
 9,500    Havas SA                                          162,688
 1,100    Imetal SA                                         162,398
   150    Infogrames Entertainment SA                        17,346
12,300    Lafarge SA                                        245,921
 4,000    Lagardere Group                                   109,750
22,200    Louis Vuitton Moet Hennessy                     1,243,200
 5,100    Pechiney SA                                       102,000
11,350    Pernod Ricard                                     156,910
 1,150    Promodes                                          324,708
12,550    PSA Peugeot                                       353,044
15,400    Rhone-Poulenc SA                                  521,675
 2,000    Roussel Uclaf                                     588,609
 1,000    Salomon SA                                         85,767
   400    Scor SA                                            13,750
 7,200    SGS-Thompson
            Microelectronics                                504,000
19,900    Societe Generale                                  430,208
   500    Sodexho SA                                        278,501
   500    Stolt Comex Seaway SA                               8,563
 6,100    Thomson CSF                                       197,809
16,800    Total SA "B"                                    1,366,406
 3,700    Valeo SA                                          206,275
                                                        -----------
                                                         15,630,961
                                                        -----------

Germany -- 6.4%
650       AGIV AG                                             9,419
 35,500   Bayer AG                                        1,447,662
 16,000   Bayer AG++                                        652,955
    750   Berliner Kraft-und Licht AG                       221,756
 19,700   Commerzbank AG                                    500,175
  2,500   Continental AG                                     44,968
 19,500   Daimler Benz AG                                 1,335,750
 20,100   Deutsche Bank AG                                  924,600
 34,000   Deutsche Lufthansa AG                             463,983
102,300   Deutsche Telekom+                               2,084,362
 22,700   Dresdner Bank AG                                  679,526
    950   Fresenius AG                                      196,315
  8,500   Gehe AG                                           544,075
    250   HERLITZ AG                                         28,430
     50   HERLITZ International Trading AG                   12,737
    600   Kali und Salz Beteiligungs AG+                     48,738
  4,000   Kapas Borsenmakler AG                              52,767
  2,600   Mannesmann AG                                   1,126,945
    800   Puma AG                                            27,117
 17,300   RWE AG                                            724,437
 15,801   SAP AG                                            718,945
  3,600   SGL Carbon AG+                                    150,750
 30,950   VEBA AG                                         1,790,006
  7,200   Volkswagen AG                                     589,500
                                                        -----------
                                                         14,375,918
                                                        -----------

Hong Kong -- 4.4%
 25,500   Amoy Properties Ltd.                              137,062
  3,200   Amway Asia Pacific Ltd.                           135,600
    600   Asia Satellite
            Telecommunications Holdings Ltd.+                14,025
 55,140   Bank East Asia Ltd.                               244,684
    900   Brilliance China Automotive                         4,050
 14,600   Cathay Pacific Airways                            114,062
 13,800   Champion Tech Holding                              12,938
    500   Concordia Paper Holdings+                           2,375
  4,200   C.P. Pokphand                                      42,000
  8,400   Dairy Farm International Ltd.                      33,810
    500   DSG International Ltd.+                             7,375
  2,500   First Pacific Company Ltd.                        162,422
  1,900   Gold Peak Industries Ltd.                          13,020
  4,700   Guangshen Railway
            Company Ltd.+                                    96,937
 12,450   Hang Lung Development                             136,950
 38,000   Hang Seng Bank Ltd.                               461,827
 81,700   Henderson Land Development Company Ltd.           823,919
 86,000   Hong Kong and China Gas Company Ltd.              166,229
103,400   Hong Kong Electric
            Holdings Ltd.                                   340,186
 18,500   Hong Kong Land Holdings                           256,688
 23,832   Hong Kong
            Telecommunications Ltd.                         387,270
 44,700   Hopewell Holdings Ltd.                            139,688
203,000   HSBC Holdings                                   4,343,720
 25,600   Hysan Development Ltd.                            203,887
 23,800   Jardine Matheson &
            Company Ltd.                                    156,009
  8,400   Jardine Strategic Holding                          61,950
  1,500   Johnson Electric Holdings                          42,000
 14,250   Peregrine Investment Holdings                      48,450
  7,600   Shuntak Holdings Ltd.                              51,656
  2,700   Singer Company                                     60,412
 15,350   South China Morning Post                           63,319
 81,200   Swire Pacific Ltd.                                771,806
 11,200   Wharf Holdings Ltd.                               279,300
                                                        -----------
                                                          9,815,626
                                                        -----------

Indonesia -- 0.4%
  7,300    Pt Indorayon Utama                                16,226
  5,183    Pt Indosat                                       141,885
 21,100    Pt Telekomunikasi Indonesia                      727,950
  1,300    Pt Tri Polyta Indonesia                            8,125
                                                        -----------
                                                            894,186
                                                        -----------

Israel -- 0.2%
   100    American-Israeli Paper Mills                        4,075
 2,000    Blue Square-Israel Ltd.+                           28,500
 1,900    Check Point Software Technologies Ltd.+            41,325
 4,300    ECI Telecommunications Ltd.                        91,375
   600    Elbit Ltd.                                          1,312
   600    Elbit Medical Imaging Ltd.+                         2,400
   600    Elbit Systems Ltd.+                                 4,575
 1,100    Elron Electronic
           Industries Ltd.                                   12,100
   800    Elscint Ltd. ORD+                                   5,000
   800    ESC Medical Systems Ltd.+                          20,400
 1,560    Frutarom                                              856
   300    Gilat Satellite Network Ltd.+                       7,388
 3,200    Koor Industries Ltd.                               54,400
   800    Matav-Cable Systems
           Media Ltd.+                                       12,500
 2,300    Scitex Corporation                                 21,850
 1,000    Tadiran Ltd.                                       28,125
   500    Tecnomatrix Technologies Ltd.+                     13,250
 3,100    Teva Pharmaceutical                               155,775
                                                        -----------
                                                            505,206
                                                        -----------

Italy -- 2.0%
  4,400   Benetton Group SpA                                109,450
  2,500   De Rigo SpA                                        22,812
 40,300   Ente Nazionale Idrocarburi SpA+                 2,080,488
 33,000   Fiat                                              503,250
  1,300   Fila Holding SpA                                   75,562
 10,400   IMI                                               269,100
  2,800   Industrie Natuzzi                                  64,400
 20,100   Istituto Nazionale delle Assicurazioni+           265,069
  2,400   Luxottica Group                                   124,800
 24,742   Montedison SpA+                                   160,823
    800   SAES Getters SpA                                    9,700
 19,600   Stet Societa Finanziaria Telefonica SpA           869,750
                                                        -----------
                                                          4,555,204
                                                        -----------

Japan -- 22.4%
 15,070   Amway Japan Ltd.                                  250,539
 12,000   Ando Electric Company Ltd.                        129,522
  9,600   Bandai Company Ltd.                                72,000
152,095   Bank of Tokyo                                   2,870,793
  8,700   Canon Inc.                                        957,000
  3,400   CSK Corporation                                    90,525
 36,000   Daido Steel Company Ltd.                          531,560
 18,300   Dai'El Inc.                                       283,650
 89,000   Daiwabo Company Ltd.                              263,596
 13,850   Eisai Company Ltd.                                272,577
 78,000   Fudo Construction                                 358,985
 26,300   Fuji Photo Film Company Ltd.                      867,900
 41,000   Fujitsu Ltd.                                      266,583
 16,800   Hitachi Ltd.                                    1,554,000
 23,300   Honda Motor Company Ltd.                        1,319,362
  5,200   Ito-Yokado Ltd.                                   900,900
 45,500   Japan Airlines Company                            480,594
     69   Japan Telecom Company Ltd.                      1,543,131
    233   Japan Tobacco, Inc.                             1,579,354
122,000   Kanematsu Corporation                             393,990
 24,000   Kanematsu-NNK Corporation                         549,175
 16,600   Kawasaki Steel Corporation                        477,152
 27,000   KDD                                             1,860,461
  5,000   Kirin Brewery Company                             492,500
 86,000   KOA                                               663,138
 29,000   Kobe Steel Ltd.                                   305,395
  8,000   Koei Company Ltd.                                 153,355
  2,700   Komatsu Ltd.                                      442,814
  4,000   Kubota Corporation                                410,000
  4,700   Kyocera Corporation                               573,400
 40,000   Makino Milling Machine                            255,246
  8,400   Makita Corporation                                117,600
 10,900   Matsushita Electric Industrial Company
            Ltd.                                          1,779,425
101,000   Matsuzakaya                                       933,166
 40,100   Mitsubishi Corporation                            830,729
  4,400   Mitsui & Company Ltd.                             712,800
 20,000   Mitsumi Electric Company Ltd.                     376,479
 88,000   Nagasakiya Company+                               328,262
157,000   Navix Line+                                       296,891
 15,800   NEC Corporation                                   959,850
 29,000   Nippon Chemical Industrial                        250,410
156,900   Nippon Telegraph & Telephone Corporation        6,177,938
 64,300   Nissan Motor Company Ltd.                         763,562
 33,000   Nitto Chemical Industry Company                   148,174
 13,300   Olympus Optical Company                           126,284
116,000   Pacific Metals Company Ltd.+                      349,573
  8,900   Pioneer Electronics Corporation                   171,325
  6,800   Ricoh Company Ltd.                                390,332
 20,000   Sanyo Electric Corporation                        420,000
    650   Sawako Corporation                                 12,919
 16,400   Sega Enterprises                                  135,300
 18,000   Shinko Electric Industries                        585,960
 20,500   Shiseido Ltd.                                     237,117
131,000   Showa Line                                        156,101
 19,100   Sony Corporation                                1,253,437
121,000   Sumitomo Construction                             362,551
 16,100   Sumitomo Metal Industries                         426,650
 14,000   Suzuken Company Ltd.                              483,551
 51,000   Taiyo Toyo Sanso Company Ltd.+                    170,866
 16,000   Tamura Electric Works                             110,526
  6,500   TDK Corporation                                   427,375
 48,000   Teisan                                            199,775
 99,000   Tobishima Corporation                             222,261
 35,000   Tokai Pulp Company Ltd.                           226,664
 16,100   Tokio Marine & Fire Insurance Ltd.                750,662
 52,000   Tokyu Car                                         197,116
 89,000   Tokyu Construction Company                        265,133
 18,000   TOPCON                                            125,896
 97,000   Toshiba Machine Company                           345,920
 95,670   Toyota Motor Corporation                        5,501,025
 22,000   Tsubaki Nakashima+                                185,407
 27,000   Tsumura & Company                                 324,065
200,000   Unitika Ltd.+                                     431,742
 66,000   Universal Securities                              240,497
  1,500   Wacoal Corporation+                                82,406
 38,000   Yomiuri Land                                      232,968
                                                        -----------
                                                         49,995,887
                                                        -----------

Luxembourg -- 0.2%
  1,800   Espirito Sanyo Financial Holdings                  23,850
  2,600   Millicom International Cellular SA+                83,525
 11,350   Minorco SA                                        236,222
                                                        -----------
                                                            343,597
                                                        -----------

Malaysia -- 0.1%
57,900    Amalgamated Steelmills Berhad                      43,110
11,000    Resorts World Berhad                              250,495
                                                        -----------
                                                            293,605
                                                        -----------

Mexico -- 1.4%
 3,000    Apasco SA, Series A                                99,000
 1,100    Bufete Industries+                                 23,375
31,300    Cemex SA                                          243,553
 2,700    Coca-Cola Femsa SA                                 77,963
 3,700    Consorcio G. Grupo Dina+                            8,325
 3,970    Desc de CV, Series C                               87,340
 5,800    Empresas La Moderna                               114,550
 5,200    Empress Ica                                        76,050
46,600    Grupo Carsa SA                                    489,300
 1,300    Grupo Casa Autrey                                  25,350
 9,400    Grupo Elecktra                                    148,050
 6,400    Grupo Financiero                                   26,400
   300    Grupo Imsa SA                                       5,700
 1,100    Grupo Industrial Duango SA                         11,687
 3,300    Grupo Industrial Maseca SA                         63,113
 3,000    Grupo Iusacell, Series L                           22,875
 2,300    Grupo Mexicano de Desarrollo, Class L               3,737
   700    Grupo Radio Central                                 4,812
 5,500    Grupo Sidek                                         3,437
   400    Grupo Simec SA+                                     1,250
 8,100    Grupo Telivisa SA+                                207,562
 3,800    Grupo Tribasa SA+                                  18,525
 5,000    Kimberly Clark Inc.                               193,750
 2,100    Panamerican Beverages Inc., Class A                98,437
26,900    Telefono de Mexico SA                             887,700
 2,000    Tolmex                                             76,000
 2,900    Transport Matima Mexico, Class L                   15,225
 3,700    Tubos de Acero de Mexico+                          58,737
 6,000    Vitro Sociedad Anomina                             33,000
                                                        -----------
                                                          3,124,803
                                                        -----------

Netherlands -- 4.7%
15,000    ABN AMRO Holding                                  963,750
13,500    AEGON Insurance                                   853,875
 7,400    Akzo Nobel                                        499,500
 4,700    Baan Company                                      163,325
 7,600    DSM                                               181,450
17,500    Elsevier                                          590,625
 9,525    Fortis Amev                                       333,427
 4,900    Gucci Group                                       312,987
94,405    ING Groep                                       3,398,930
 4,500    KLM Royal Dutch Airlines                          125,437
 4,100    Koninklijke Bols Wessanen NV                       75,438
 6,220    Koninklijke Ahold                                 384,085
 1,500    Madge Networks NV+                                 14,812
   800    Oce Van Der Grinten                                86,400
17,200    Philips Electronics NV                            688,000
 2,400    Polygram NV                                       119,400
   900    QIAGEN NV                                          23,175
 2,300    Royal Nedlloyd Group                               31,540
23,100    Royal PTT Nederland                               874,912
 4,300    Toolex Alpha NV                                    45,687
   800    Van Ommeren                                        36,105
   200    Velcro Industries NV                               12,500
 9,700    Verenigde Nederlandse Uitgeversbedrijven
            Verenigd Bezit                                  198,850
 3,500    Wolters Kluwer                                    455,000
                                                        -----------
                                                         10,469,210
                                                        -----------

Netherland Antilles -- 0.0%#
500       Orthofix International                              4,125
                                                        -----------

New Zealand -- 0.2%
 1,925     Fletcher Challenge, Building                      58,472
 1,925     Fletcher Challenge, Energy                        55,344
 4,200     Fletcher Challenge, Forest                        69,825
 3,550     Fletcher Challenge, Paper                         72,775
 3,200     Telecommunications of New Zealand Ltd.           259,200
   500     Tranz Rail Holdings Ltd.                           8,844
                                                        -----------
                                                            524,460
                                                        -----------

Norway -- 0.4%
 4,900    Hafslund Nycomed                                   33,615
11,550    Norsk Hydro AS                                    619,369
 5,000    Nycomed AS, Class A+                               75,000
 1,400    Petroleum Geo - Services+                          54,600
 5,900    Saga Petroleum, Class A                            97,350
 1,000    Unitor ASA                                         12,869
                                                        -----------
                                                            892,803
                                                        -----------

Peru -- 0.1%
 3,400    Banco Wiese                                        19,975
11,800    Telefonica del Peru SA                            222,725
                                                        -----------
                                                            242,700
                                                        -----------

Philippines -- 0.3%
 2,900    Philippine Long Distance Telephone
            Company                                         147,900
11,500    San Miguel Corporation, Class B                   507,224
                                                        -----------
                                                            655,124
                                                        -----------

Portugal -- 0.2%
5,500     Banco Comercial Portuges SA                        72,188
9,900     Portugal Telecom SA                               279,675
                                                        -----------
                                                            351,863
                                                        -----------

Republic of Ireland -- 0.3%
5,600     Allied Irish Banks                                219,800
4,000     CRH                                               203,000
3,600     Elan Corporation+                                 119,700
3,100     Jefferson Smurfit Group                            84,088
3,900     Waterford Wedgwood                                 48,750
                                                        -----------
                                                            675,338
                                                        -----------

Republic of South Korea -- 0.9%
63,000    Korea Electric Power Corporation                1,291,500
26,677    Korea Mobile
            Telecommunications                              343,466
18,900    Pohang Iron & Steel                               382,725
                                                        -----------
                                                          2,017,691
                                                        -----------

Russia -- 0.2%
1,500     Chernogorneft+                                     17,925
6,600     Lukoil+                                           310,200
  300     Trade House GUM+                                   16,350
  600       Vimpel-Communications+                           14,175
                                                        -----------
                                                            358,650
                                                        -----------

Singapore -- 0.6%
 1,800    China Yuchai                                        8,550
 4,500    Cycle & Carrigae Ltd.                             109,983
 7,575    Development Bank of Singapore                     399,581
35,000    Keppel Corporation                                272,636
 8,400    Neptune Orient Lines Ltd.                          29,055
23,000    United O/S Singapore                              523,250
                                                        -----------
                                                          1,343,055
                                                        -----------

South Africa -- 0.4%
 6,700    Driefontein Consolidated                           67,000
 4,600    Kloof Gold Mining Ltd.                             35,937
17,100    Malbak Ltd.                                        74,928
 4,500    Pepkor Ltd.                                        27,605
29,400    Sasol Ltd.                                        341,775
 3,100    Servgro International Ltd.                         30,347
14,400    South African Breweries                           360,000
18,500    Wooltru Ltd.+                                      70,781
                                                        -----------
                                                          1,008,373
                                                        -----------

Spain -- 2.1%
12,100    Banco Bilbao Vizcaya                              645,837
16,800    Banco Central Hispano                             218,400
31,500    Banco Esp Credito                                 121,863
 8,300    Banco Santander SA                                527,050
 4,100    Compania Sevillana Electric                        89,175
 7,100    Corporacion Mapfre                                 98,391
12,600    Corporation Banc Argentaria                       283,500
13,600    Empresa Nacional de Electricidad SA               952,000
15,350    Repsol SA                                         585,219
16,000    Telefonica de Espana SA                         1,108,000
                                                        -----------
                                                          4,629,435
                                                        -----------

Sweden -- 2.4%
 4,600    ABB AB                                            515,200
12,000    AGA AB, Series B                                  178,949
31,500    Astra AB                                        1,543,500
 9,566    Atlas Copco                                       230,760
   500    Biacore International AB                           11,000
 4,200    Electrolux AB                                     242,550
49,000    Ericsson (L. M.) Telephone Company, Class
            B                                             1,479,188
14,250    Sandvik AB                                        385,419
 5,700    SKF AB                                            133,237
 2,600    Swedish Match Company+                             90,025
22,500    Swedish Match Company+, ++                         79,189
22,500    Volvo AB, Series B                                496,579
                                                        -----------
                                                          5,385,596
                                                        -----------

Switzerland -- 6.5%
 4,400    ABB AG                                            546,716
26,600    CS Holdings                                       681,625
41,300    Nestle                                          2,206,969
77,867    Novartis+                                       4,457,866
   630    Roche Holdings Genuscheine AG                   4,902,092
38,900    Schweizerische Bankerein                          748,825
53,600    Schweizerische Bankgesellschaft                   938,400
 1,400    TAG Huer International SA                          22,575
                                                        -----------
                                                         14,505,068
                                                        -----------

Thailand -- 0.0%#
 5,000    Advanced Information Services   PCL                42,497
13,950    Shinawatra Corporation                             80,212
                                                        -----------
                                                            122,709
                                                        -----------

United Kingdom -- 25.6%
 33,800   Abbey National Plc                                885,602
  3,800   Albert Fischer Group Plc                           24,320
134,250   Alexon Group Plc                                  401,181
 52,700   Allied Domeq Plc                                  401,838
 52,600   BAA Plc                                           447,100
 22,000   Barclays Plc                                    1,518,000
 21,900   Bass Publishing Limited Company Plc               607,725
 77,500   B.A.T. Industries Plc                           1,278,750
  2,900   Bell Cable Media Plc+                              44,950
  1,300   Bespak Plc                                         10,575
  2,400   Blenheim Exhibit Group Plc                         30,936
 99,300   Bluebird Toys Plc                                 334,150
 37,300   Blue Circle Industries Plc                        226,761
  2,200   Body Shop International Plc                        37,125
  3,000   Booker Plc                                         72,000
  4,800   British Airways Plc                               493,200
  3,400   British Biotech Plc+                              117,300
 21,800   British Gas Plc                                   831,125
 11,800   British Petroleum Company Plc                   1,668,225
309,000   British Petroleum
            Company Plc++                                 3,706,781
  9,000   British Sky Broadcasting
            Group Plc                                       472,500
 10,500   British Steel Plc                                 288,750
 31,700   British Telecommunications Plc                  2,175,412
 46,560   BTR Plc                                           905,778
  5,000   Burmah Castrol Plc                                186,250
 36,800   Cable & Wireless Plc                              906,200
 12,350   Cadbury Schweppes Plc                             421,444
  5,900   Carlton Communications Plc                        262,550
  1,700   Central Transportation Plc+                           638
  3,100   Christian Salvesen Plc                             76,048
    900   Christies International Plc                        35,775
 11,650   Coats Viyella Plc                                  79,603
  1,400   COLT Telecom Group Plc                             26,950
  4,200   Cordiant Plc                                       21,000
 20,200   Courtaulds Plc                                    131,300
  2,700   Danka Business Systems Plc                         95,512
176,750   Danka Business Systems Plc++                    1,611,793
  6,900   Dixons Group Plc                                  179,952
 71,700   Druck Holdings Plc                                375,726
    700   Dr. Solomon's Group Plc+                           11,988
  4,900   East Midlands Electric Plc                        111,688
 22,150   EMI Group Plc                                     621,086
  5,100   English China Clays Plc                            50,362
  7,500   Enterprise Oil Plc                                251,250
187,850   Fine Art Development Plc                          829,968
 79,500   Glaxo Wellcome Plc                              2,524,125
 26,800   Grand Metropolitan Plc                            847,550
 16,500   Guinness Plc                                      597,630
 52,000   Hanson Trust Plc                                  351,000
  9,100   Hills Down Holdings Plc                           102,011
229,900   Hunting Accociates
            Industries Plc+                                 633,863
  1,000   Huntington International Holdings Plc+              7,375
159,500   Huntleigh Technology Plc                          543,556
  9,400   Imperial Chemical Industries Plc                  488,800
 13,725   Imperial Tobacco Group Plc+                       174,994
 17,100   Kingfisher Plc                                    369,854
 14,600   Lasmo Plc                                         175,200
  2,500   Laura Ashley Holdings Plc                          34,375
  8,799   London Electric Plc                               102,540
  3,600   London International
            Group Plc                                        50,850
    800   London Pacific Group Ltd. Plc                      11,200
    400   London & Overseas Freight Plc                       5,000
  5,100   LucasVarity Plc                                   193,800
 23,800   Marks & Spenser Plc                             1,200,716
206,500   Matthew Clark Plc                                 928,281
230,300   McCarthy & Stone Plc                              378,613
  4,000   Medeva Plc                                         67,500
    700   Micro Focus Group Plc+                             10,675
338,200   M.L. Laboritories Plc                           1,178,605
  8,800   National Grid Group Plc                           294,619
 10,300   National Power Plc                                348,913
 14,900   National Westminister Bank Plc                  1,035,550
  7,200   NFC Plc                                           108,000
  5,000   Northern Electricity Plc                           55,613
 13,100   Orange Plc+                                       209,600
 28,300   Pearson Plc                                       363,236
 15,400   Peninsular & Oriental
            Steam Plc                                       313,775
    400   Planning Sciences
            International Plc+                                4,800
  8,700   Powergen Plc                                      343,650
  7,100   Premier Farnell Plc+                              179,275
  2,200   Premier Oil Plc                                    13,375
102,050   Protean Plc                                       270,879
 19,400   Prudential Plc                                    816,443
  7,300   Racal Electronics Plc                              64,386
 21,400   Rank Organization Plc                             321,000
 26,500   Redland Ltd. Plc                                  156,309
 14,150   Reed International Plc                            534,163
 34,300   Reed International Plc++                          647,007
 14,500   Reuters Holdings, Class B Plc                   1,109,250
 25,500   Rexam Plc                                         153,000
  2,200   Scottish Hydro-Electric Plc                       123,574
  4,600   Scottish Power Plc                                277,288
  5,500   Sedgwick Group Plc                                 61,928
    500   SELECT Software Tools Plc+                          9,125
 28,300   Shell Transportation & Trading, (New) Plc       2,897,212
262,050   Sherwood Group Plc                                204,186
 11,200   Siebe Plc                                         415,055
 39,000   Siebe Plc++                                       722,640
 28,000   Smithkline Beecham Group Plc                    1,904,000
 12,806   Southern Electric
            Corporation Plc                                 174,565
  1,150   Stolt-Nielsen SA Plc                               21,562
  1,500   Stolt-Nielsen SA Plc++                             28,313
  4,700   Tate & Lyle Plc                                   149,225
 91,200   Telemetrix Plc                                     92,927
  4,800   Telewest Communications Plc+                       99,600
128,800   Tesco Plc                                         781,920
105,300   Tesco Plc++                                       631,800
 13,900   The RTZ Corporation Plc                           889,600
128,400   The 600 Group Plc                                 498,039
  5,675   Thorn EMI Plc                                      97,184
 11,800   TI Group Plc                                      210,925
 14,900   Tomkins Plc                                       275,650
  2,000   Trinity International Plc                          31,681
 23,400   Unilever Plc                                    2,281,500
 27,000   United Biscuits Holdings Plc                       91,125
  6,100   United News & Media Plc                           142,588
 15,350   Vodafone Group Plc                                635,106
  1,300   Wace Group Plc                                      7,013
  4,100   Waste Management
            International Plc+                               32,287
  3,700   Wembley Plc+                                       90,355
 10,100   Williams Holdings Ltd. Plc                        178,238
  4,200   Willis Corroon Group Plc                           48,300
  4,100   WPP Group Plc                                     176,044
  8,916   Yorkshire Electricity Group Plc                   123,523
 15,900   Zeneca Group Plc                                1,335,600
                                                        -----------
                                                         57,327,801
                                                        -----------

Venezuela -- 0.0%#
  1,300     Corimon Saca+                                       1,625
  3,200   Mavesa SA                                          21,427
  8,700   Sidervrgica/Venez/Sivensa                          30,450
                                                        -----------
                                                             53,502
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $195,743,019)                                   221,617,611
                                                        -----------
SHORT-TERM INVESTMENTS -- 3.0%
  988,104 Dreyfus Cash Management Plus Fund                 988,104
5,747,594 Federated Prime Obligations Fund                5,747,594
                                                        -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $6,735,698)                                       6,735,698
                                                        -----------
TOTAL INVESTMENTS
  (Cost $202,478,717*)                         102.2%   228,353,309
OTHER ASSETS AND
LIABILITIES (Net)                               (2.2)    (4,923,379)
                                          ----------    -----------
NET ASSETS                                     100.0%  $223,429,930
                                          ==========    ===========

 * Aggregate cost for Federal tax purposes.
 # Amount represents less than 0.1% of net assets.
 + Non-income producing security
++ Foreign ordinary security

ABBREVIATION:

ORD --   Ordinary Share





At December 31, 1996 sector diversification of the Munder International Equity Fund was as follows:

                                                   % of
                                               Net Assets       Value
                                               -----------   -----------
COMMON STOCKS:
Telecommunications .........................       11.1%     $ 24,731,921
Banking ....................................        9.6        21,483,251
Pharmaceuticals & Medical
  Supplies .................................        8.6        19,231,556
Oil & Gas ..................................        8.2        18,397,286
Food & Beverage ............................        5.6        12,619,518
Financial Services .........................        5.5        12,289,079
Automotive .................................        5.2        11,559,379
Retail .....................................        4.9        11,013,838
Utilities ..................................        4.5        10,030,075
Diversified Industrial .....................        4.0         8,862,910
Machinery & Heavy
  Equipment ................................        2.9         6,430,057
Chemicals ..................................        2.8         6,342,096
Electric & Electrical
  Equipment ................................        2.3         5,234,717
Transportation .............................        2.0         4,457,939
Metals & Mining ............................        2.0         4,382,870
Electronics ................................        1.8         3,976,326
Conglomerates ..............................        1.8         3,949,386
Broadcasting & Advertising .................        1.6         3,611,061
Health & Personal Care .....................        1.6         3,595,456
Tobacco ....................................        1.4         3,147,648
Building & Building
  Materials ................................        1.4         3,037,783
Iron & Steel ...............................        1.3         2,946,414
Commerical & Consumer
  Services .................................        1.2         2,649,732
Real Estate ................................        1.1         2,440,780
Entertainment ..............................        1.0         2,201,300
Printing & Publishing ......................        0.9         2,059,867
Computers ..................................        0.8         1,721,937
Forest Paper & Products ....................        0.7         1,653,995
Apparel & Textiles .........................        0.7         1,545,199
Technology .................................        0.6         1,387,225
Office Supplies ............................        0.6         1,375,763
Wholesale ..................................        0.6         1,294,633
Engineering & Construction .................        0.5         1,171,613
Miscellaneous ..............................        0.4           785,001
                                               -----------   ------------
TOTAL COMMON
  STOCKS ...................................       99.2       221,617,611
SHORT-TERM
  INVESTMENT ...............................        3.0         6,735,698
                                               -----------   ------------
TOTAL INVESTMENTS ..........................      102.2       228,353,309
OTHER ASSETS AND
  LIABILITIES (Net) ........................       (2.2)       (4,923,379)
                                               -----------   ------------
NET ASSETS .................................      100.0%     $223,429,930
                                               ===========   ============

See Notes to Financial Statements.


Munder Micro-Cap Equity Fund
Portfolio of Investments, December 31, 1996 (Unaudited)

COMMON STOCKS -- 80.1%
Automobiles & Trucks -- 1.3%
160       Metrotrans Corporation+                             2,240
                                                        -----------

Banking and Financial Services -- 4.0%
140       Centennial Bancorp+                                 2,240
130       Dime Financial Corporation                          2,243
120       Vectra Banking Corporation+                         2,130
                                                        -----------
                                                              6,613
                                                        -----------

Building Materials -- 1.3%
100       Drew Industries, Inc.+                              2,200
                                                        -----------

Business Equipment and Supplies -- 1.3%
180       Raster Graphics, Inc.+                              2,137
                                                        -----------

Chemicals -- 2.7%
560       American Materials & Technologies
            Corporation+                                      2,310
120       Ceradyne, Inc.+                                     2,205
                                                        -----------
                                                              4,515
                                                        -----------

Commercial Services -- 10.5%
190       ACE Cash Express, Inc.+                             2,138
280       Avert, Inc.+                                        2,118
 90       Donnelley Enterprise Solutions Inc.+                2,205
 90       Forrester Research, Inc+                            2,317
100       F.Y.I. Incorporated+                                2,087
110       Lason Holdings, Inc.+                               2,255
150       Ontrack Data International, Inc.+                   2,250
110       Physician Support Systems, Inc.+                    2,118
                                                        -----------
                                                             17,488
                                                        -----------

Computer Hardware, Software or
Services -- 10.6%
220       Analytical Surveys, Inc.+                           2,173
140       Axent Technologies, Inc.+                           2,100
100       Engineering Animation, Inc.+                        2,425
140       Interlink Computer                                  2,345
 90       IQ Software Corporation+                            2,092
230       Ross Systems, Inc.+                                 2,214
160       Simulation Sciences, Inc+                           2,380
160       Technology Modeling Associates, Inc.+               2,120
                                                        -----------
                                                             17,849
                                                        -----------

Diversified -- 1.3%
110       American Precision Industries                       2,200
                                                        -----------

Electrical Equipment -- 3.7%
220       Quad Systems Corporation+                           2,200
200       Thermo Voltek Corporation+                          1,975
130       Trident International, Inc.+                        2,112
                                                        -----------
                                                              6,287
                                                        -----------

Energy -- 2.6%
190       Key Energy Group, Inc.+                             2,232
230       York Research Corporation+                          2,185
                                                        -----------
                                                              4,417
                                                        -----------

Food Distribution -- 1.3%
130       Fresh America Corporation+                          2,145
                                                        -----------

Insurance -- 1.3%
220       Westbridge Capital Corporation+                     2,145
                                                        -----------

Machinery -- 4.1%
190       Gradall Industries. Inc.+                           2,351
120       Hirsch International Corporation+                   2,220
120       Stratasy, Inc.+                                     2,385
                                                        -----------
                                                              6,956
                                                        -----------

Manufactured Housing -- 1.3%
250       Miller Building Systems, Inc.+                      2,156
                                                        -----------

Medical and Medical Services -- 7.7%
390       Alliance Imaging, Inc+                              2,243
140       Assisted Living Concepts Inc                        2,135
290       CN Biosciences, Inc.+                               2,175
150       Morrison Health Care, Inc.                          2,213
290       Neogen Corporation+                                 2,084
250       SMT Health Services, Inc.+                          2,125
                                                        -----------
                                                             12,975
                                                        -----------

Medical Supplies -- 4.0%
260       Merit Medical Systems, Inc+                         2,210
150       Sabratek Corporation+                               2,381
190       SeaMED Corporation+                                 2,066
                                                        -----------
                                                              6,657
                                                        -----------


Metal Processing -- 1.4%
220       SIFCO Industries, Inc.+                             2,282
                                                        -----------

Pharmaceuticals -- 1.3%
180       ChiRex Inc.+                                        2,160
                                                        -----------

Retail -- 1.3%
230       Rent-Way, Inc.+                                     2,214
                                                        -----------

Technology -- 6.7%
310       Ault, Inc.+                                         2,093
130       Datum, Inc.+                                        2,194
280       Excel Technology, Inc.+                             2,275
100       Spectran Corporation+                               2,175
180       Thermo Sentron, Inc.+                               2,430
                                                        -----------
                                                             11,167
                                                        -----------

Telecommunications -- 5.1%
150       AML Communications, Inc.+                           2,006
180       Centigram Communications   Corporation+             2,295
270       TALX Corporation+                                   2,228
370       Wave Technologies International, Inc.+              2,081
                                                        -----------
                                                              8,610
                                                        -----------

Textiles -- 3.8%
160       Conso Products Company+                             2,060
170       Cutter & Buck, Inc.+                                1,976
170       Quaker Fabric Corporation+                          2,380
                                                        -----------
                                                              6,416
                                                        -----------

Transportation -- Trucking -- 1.5%
160       US Xpress Enterprises, Inc.+                        2,540
                                                        -----------

TOTAL INVESTMENTS                                           134,369
  (Cost $132,668*)                              80.1%
OTHER ASSETS AND                                             33,337
  LIABILITIES (Net)                             19.9
                                          ----------    -----------
NET ASSETS                                    100.0%   $    167,706
                                          ==========    ===========

----------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security

See Notes to Financial Statements.


Munder Mid-Cap Growth Fund
Portfolio of Investments, December 31, 1996 (Unaudited)

COMMON STOCKS -- 95.7%
Automobile Parts & Equipment -- 1.1%
8,500     Lear Corporation+                                 290,062
                                                        -----------

Basic Industries -- 7.4%
25,200    BMC Industries, Inc.                              793,800
 9,500    Pentair, Inc.                                     306,375
19,100    Waters Corporation+                               580,162
 8,000    Zoltek Companies, Inc.+                           291,000
                                                        -----------
                                                          1,971,337
                                                        -----------

Commercial Services -- 5.1%
21,000    AccuStaff, Inc.+                                  443,625
23,900    COREStaff Inc.+                                   566,131
23,500    ITI Technology Inc.+                              355,438
                                                        -----------
                                                          1,365,194
                                                        -----------

Computer Hardware, Software or
Services -- 18.0%
11,300    Arbor Software Corporation+                       274,025
22,500    BA Merchant Services, Inc.+                       402,187
 8,600    Cabletron Systems, Inc.+                          285,950
14,500    Cadence Design Systems, Inc.+                     576,375
16,000    Fiserv, Inc.+                                     588,000
27,000    Indus Group Inc.+                                 695,250
25,700    Objective Systems
            Integrator, Inc.+                               613,588
21,000    Open Market, Inc.+                                283,500
13,800    Shiva Corporation+                                481,275
21,900    Xylan Corporation+                                618,675
                                                        -----------
                                                          4,818,825
                                                        -----------

Electronics -- Semiconductors -- 1.2%
7,000     Lattice Semiconductor Corporation+                322,000
                                                        -----------

Financial Services -- 11.3%
20,000    ContiFinancial Corporation+                       722,500
 3,900    FINOVA Group Inc.                                 250,575
 8,100    Green Tree Financial Corporation                  312,863
43,000    Imperial Credit Industries, Inc.+                 903,000
 7,000    TCF Financial Corporation                         304,500
12,500    Washington Mutual, Inc.                           541,406
                                                        -----------
                                                          3,034,844
                                                        -----------

Investment Corporation -- 1.0%
7,200     Sirrom Capital Corporation                        264,600
                                                        -----------

Lodging -- 1.2%

20,000    Suburban Lodges of
            America, Inc.+                                  320,000
                                                        -----------

Manufactured Housing -- 2.0%
40,000    Clayton Homes, Inc.                               540,000
                                                        -----------

Medical Instruments & Supplies -- 13.7%
35,500    Arterial Vascular Engineering, Inc.               443,750
45,500    Cambridge Heart, Inc.+                            511,875
17,000    DePuy, Inc.+                                      344,250
23,500    Heartport, Inc.+                                  537,563
16,300    IDEXX Laboratories, Inc.+                         586,800
30,500    Physio-Control International Corporation+         686,250
12,800    STERIS Corporation                                556,800
                                                        -----------
                                                          3,667,288
                                                        -----------

Medical Services -- 8.3%
14,500    American Medical
            Response, Inc.+                                 471,250
15,000    Applied Analytical
            Industries, Inc.+                               286,875
32,700    ESC Medical Systems Ltd.+                         833,850
15,000    Target Therapeutics, Inc.+                        630,000
                                                        -----------
                                                          2,221,975
                                                        -----------

Metal Fabricate/Hardware -- 2.0%
15,500    Wolverine Tube Inc.+                              546,375
                                                        -----------

Office Equipment -- 4.6%
24,700    Corporate Express, Inc.+                          727,106
14,000    Danka Business Systems, Sponsored ADR             495,250
                                                        -----------
                                                          1,222,356
                                                        -----------


Oil & Gas -- 6.0%
10,000    Chesapeake Energy Corporation+                    556,250
18,500    Rutherford-Moran Oil Corporation+                 518,000
10,400    United Meridian Corporation+                      538,200
                                                        -----------
                                                          1,612,450
                                                        -----------

Public Service -- 3.2%
28,500    Corrections Corporation of America+               872,813
                                                        -----------


Recreation -- 2.1%
12,500    Harley Davidson, Inc.                             587,500
                                                        -----------

Retail -- 1.9%
20,900    Bed Bath & Beyond, Inc.+                          506,825
                                                        -----------

Telecommunications -- 5.6%
 5,700    Adtran, Inc.+                                     236,550
11,300    Andrew Corporation+                               599,606
 7,700    Cascade Communications Corporation+               424,462
 4,600    Uniphase Corporation+                             241,500
                                                        -----------
                                                          1,502,118
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $25,647,714)                                     25,666,562
                                                        -----------

Principal
Amount                                                        Value
---------                                                     -----
REPURCHASE AGREEMENT -- 6.9%
  (Cost $1,847,000)
$1,847,000     Agreement with Morgan (J.P.) &
                 Company, 5.750% dated 12/31/1996
                 to be repurchased at $1,847,590 on
                 01/02/1997, collateralized by
                 $1,491,000 U.S. Treasury Notes,
                 8.750% due 08/15/2020 (value
                 $1,934,262)                              1,847,000
                                                        -----------
TOTAL INVESTMENTS
  (Cost $27,494,714*)                          102.6%    27,513,562
OTHER ASSETS AND
  LIABILITIES (Net)                            (2.6)      (694,318)
                                          ----------    -----------
NET ASSETS                                    100.0%   $ 26,819,244
                                          ==========    ===========

----------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security

ABBREVIATION:

ADR --   American Depositary Receipt

See Notes to Financial Statements.


Munder Multi-Season Growth Fund
Portfolio of Investments, December 31, 1996 (Unaudited)

COMMON STOCKS -- 95.2%

Advertising -- 1.5%
134,600   Omnicom, Inc.                                 $ 6,157,950
                                                        -----------

Automobile Parts & Equipment -- 3.4%
 83,200   Johnson Controls, Inc.                          6,895,200
162,071   Mark IV Industries, Inc.                        3,666,856
119,800   Pep Boy's -- Manny, Moe & Jack                  3,683,850
                                                        -----------
                                                         14,245,906
                                                        -----------

Banking and Financial Services -- 12.6%
150,000   Associates First Capital Corporation            6,618,750
 89,000   Chase Manhattan Corporation                     7,943,250
190,000   Federal National Mortgage Association           7,077,500
185,000   Green Tree Financial Corporation                7,145,625
 55,000   MGIC Investment Corporation                     4,180,000
112,000   Northern Trust Corporation                      4,060,000
183,000   Norwest Corporation                             7,960,500
 67,000   Standard Federal Bancorporation                 3,810,625
 85,000   Summit Bancorp                                  3,718,750
                                                        -----------
                                                         52,515,000
                                                        -----------

Building Materials -- 4.5%
150,000   Home Depot, Inc.                                7,518,750
125,000   Sherwin-Williams Company                        7,000,000
 75,000   York International Corporation                  4,190,625
                                                        -----------
                                                         18,709,375
                                                        -----------

Business Equipment and Supplies -- 2.1%
244,000   Avery Dennison Corporation                      8,631,500
                                                        -----------

Business Services -- 4.8%
172,600   Automatic Data
            Processing Inc.                               7,400,225
198,800   Equifax Inc.                                    6,088,250
181,888   First Data Corporation                          6,638,912
                                                        -----------
                                                         20,127,387
                                                        -----------

Chemicals -- 5.2%
 92,000   Merck & Co., Inc.                               7,291,000
182,000   Morton International, Inc.                      7,416,500
 86,500   Pfizer, Inc.                                    7,168,688
                                                        -----------
                                                         21,876,188
                                                        -----------

Commerical Services -- 0.8%
142,500   CUC International, Inc.+                        3,384,375
                                                        -----------

Computer Hardware, Software or
Services -- 7.6%
108,000   BMC Software Inc.+                              4,468,500
265,500   Cabletron Systems, Inc.+                        8,827,875
112,000   CISCO Systems, Inc.+                            7,126,000
 59,000   Microsoft Corporation+                          4,874,875
159,500   Oracle Systems Corporation+                     6,659,125
                                                        -----------
                                                         31,956,375
                                                        -----------

Diversified -- 10.4%
115,000   AlliedSignal Corporation                        7,705,000
118,800   Raytheon Corporation                            5,717,250
118,000   Rockwell International Corporation              7,183,250
 83,800   Textron, Inc.                                   7,898,150
176,125   Thermo Electron Corporation+                    7,265,156
143,000   Tyco International Ltd.                         7,561,125
                                                        -----------
                                                         43,329,931
                                                        -----------

Electrical Equipment -- 4.7%
 70,000   Emerson Electric Company                        6,772,500
113,333   Federal Signal Corporation                      2,932,491
100,000   General Electric Company                        9,887,500
                                                        -----------
                                                         19,592,491
                                                        -----------

Food and Beverages -- 3.2%
170,000   Albertson's, Inc.                               6,056,250
200,000   Sara Lee Corporation                            7,450,000
                                                        -----------
                                                         13,506,250
                                                        -----------

Health Care -- 1.0%
100,480   Columbia/HCA Healthcare Corporation             4,094,560
                                                        -----------

Home Furnishings -- 1.0%
117,000   Leggett & Platt Inc.                            4,051,125
                                                        -----------

Household Products -- 2.6%
87,066    Lancaster Colony Corporation                    4,005,036
63,500    Procter & Gamble Company                        6,826,250
                                                        -----------
                                                         10,831,286
                                                        -----------

Insurance -- Diversified -- 3.9%
87,000    American International
            Group Inc.                                    9,417,750
70,000    MBIA Inc.                                       7,087,500
                                                        -----------
                                                         16,505,250
                                                        -----------

Machinery -- 0.2%
30,000    Donaldson Company, Inc.                         1,005,000
                                                        -----------

Manufactured Housing -- 1.7%
531,250   Clayton Homes, Inc.                             7,171,875
                                                        -----------

Medical Services and Supplies -- 4.9%
125,000   Boston Scientific Corporation+                  7,500,000
198,000   HEALTHSOUTH Rehabilitation Corporation+         7,548,750
110,000   Johnson & Johnson Company                       5,472,500
                                                        -----------
                                                         20,521,250
                                                        -----------

Oil & Gas -- 3.7%
175,000   Enron Corporation                               7,546,875
128,500   Transocean Offshore Inc.                        8,047,313
                                                        -----------
                                                         15,594,188
                                                        -----------

Pharmaceuticals -- 5.2%
114,000   American Home Products Corporation              6,683,250
119,800   Amgen Inc.+                                     6,514,125
113,300   Schering-Plough Corporation                     7,336,175
                                                        -----------
                                                         20,533,550
                                                        -----------

Railroad -- 1.5%
195,000   Illinois Central Corporation                    6,240,000
                                                        -----------

Recreation -- 2.0%
250,000   Carnival Corporation, Class A                   8,250,000
                                                        -----------

Retail -- 2.7%
218,750   Consolidated Stores Corporation+                7,027,344
103,000   Walgreen Company                                4,120,000
                                                        -----------
                                                         11,147,344
                                                        -----------

Telecommunications -- 2.4%
194,000   Century Telephone Enterprises                   5,989,750
150,000   WorldCom Inc.+                                  3,909,375
                                                        -----------
                                                          9,899,125
                                                        -----------

Toiletries/Cosmetics -- 0.9%
50,000    Gillette Company                                3,887,500
                                                        -----------

Toys -- 0.7%
100,000   Mattel, Inc.                                    2,775,000
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $289,383,367)                                   396,539,781
                                                        -----------

Principal
Amount
---------

REPURCHASE AGREEMENT -- 5.2%
  (Cost $21,490,000)
$21,490,000    Agreement with Morgan (J.P.) &
                 Company, 5.750% dated
                 12/31/1996 to be repurchased
                 at $21,496,865 on 01/02/1997,
                 collateralized by $18,735,000
                 U.S. Treasury Bonds,
                 8.125% due 05/15/2021
                 (value $22,114,456)               21,490,000
                                                   -----------
TOTAL INVESTMENTS
  (Cost $310,873,367*)                    100.4%   418,029,781
OTHER ASSETS AND
  LIABILITIES (Net)                       (0.4)    (1,635,474)
                                     ----------    -----------
NET ASSETS                               100.0%   $416,394,307
                                     ==========    ===========

----------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security

See Notes to Financial Statements.


Munder Real Estate Equity Investment Fund
Portfolio of Investments, December 31, 1996 (Unaudited)


COMMON STOCKS -- 91.7%

Apartments -- 24.1%
51,600    Amli Residential
            Properties Inc.                             $ 1,206,150
35,725    Associated Estates Realty Corporation             848,469
44,400    Avalon Properties, Inc.                         1,276,500
36,550    Bay Apartment
            Communities Inc.                              1,315,800
36,000    Camden Property Trust                           1,030,500
29,300    Equity Residential Properties Trust             1,208,625
46,600    Evans Withycombe Residential Corporation          978,600
27,700    Post Properties Inc.                            1,114,925
                                                        -----------
                                                          8,979,569
                                                        -----------
Community Shopping Centers -- 13.0%
67,500    Bradley Real Estate, Inc.                       1,215,000
71,800    Commercial Net Lease Realty                     1,139,825
33,850    Developers Diversified Realty Corporation       1,256,681
35,025    Kimco Realty Corporation                        1,221,497
                                                        -----------
                                                          4,833,003
                                                        -----------

Hotels -- 9.2%
32,300    FelCor Suite Hotels, Inc.                       1,142,613
27,200    Patriot American
            Hospitality, Inc.                             1,173,000
19,900    Starwood Lodging Trust                          1,096,987
                                                        -----------
                                                          3,412,600
                                                        -----------

Office & Industrial -- 26.4%
35,950    Beacon Properties Corporation                   1,316,669
44,200    Cali Realty Corporation                         1,364,675
26,400    Crescent Real Estates
            Equities Inc.                                 1,392,600
31,700    Duke Realty Investments, Inc.                   1,220,450
32,150    Highwoods Properties Inc.                       1,085,062
45,900    Prentiss Properties Trust                       1,147,500
27,100    Reckson Associates Realty Corporation           1,144,975
31,400    Spieker Properties, Inc.                        1,130,400
                                                        -----------
                                                          9,802,331
                                                        -----------

Regional Malls -- 9.7%
47,250    CBL & Associates
            Properties Inc.                               1,222,594
49,350    JP Realty Inc.                                  1,276,931
35,250    Simon DeBartolo Group, Inc.                     1,092,750
                                                        -----------
                                                          3,592,275
                                                        -----------

Storage -- 6.6%
45,000    Public Storage, Inc.                            1,395,000
27,800    Storage USA                                     1,045,975
                                                        -----------
                                                          2,440,975
                                                        -----------

Other -- 2.7%
28,800    TriNet Corporate Realty Trust, Inc.             1,022,400
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $26,242,954)                                     34,083,153
                                                        -----------

Principal
Amount
------
REPURCHASE AGREEMENT -- 7.6%
  (Cost $2,828,000)
$2,828,000     Agreement with Morgan (J.P.) &
                 Company, 5.750% dated 12/31/1996
                 to be repurchased at $2,828,903 on
                 01/02/1997, collateralized by
                 $2,283,000 U.S. Treasury Bonds,
                 8.750% due 08/15/2020 (value
                 $2,961,717)                              2,828,000
                                                        -----------

TOTAL INVESTMENTS
  (Cost $29,070,954*)                           99.3%    36,911,153
OTHER ASSETS AND
  LIABILITIES (Net)                              0.7        274,179
                                          ----------    -----------
NET ASSETS                                    100.0%   $ 37,185,332
                                          ==========    ===========

----------------
* Aggregate cost for Federal tax purposes.

See Notes to Financial Statements.



Muner Small-Cap Value Fund
Portfolio of Investments, December 31, 1996 (Unaudited)



COMMON STOCKS -- 88.2%

Aerospace -- 0.9%
200       Rohr Industries, Inc.+                        $     4,525
                                                        -----------

Airlines -- 1.3%
200       Midwest Express Holdings, Inc.+                     7,200
                                                        -----------

Automobile Parts & Equipment -- 4.6%
600       Control Devices, Inc.+                              7,800
300       Kysor Industrial Corporation                        9,787
400       Titan Wheel International, Inc.                     5,100
                                                        -----------
                                                             22,687
                                                        -----------

Banking and Financial Services -- 15.3%
100       Astoria Financial Corporation                       3,687
400       Carolina First Corporation                          7,750
400       Charter Financial Inc.                              5,000
200       Coast Savings Financial Inc.+                       7,325
500       Commonwealth Bancorp Inc.                           7,500
200       Long Island Bancorp, Inc.                           7,000
300       Metris Companies Inc.+                              7,200
300       Ocean Financial Corporation+                        7,650
600       Primary Bank+                                       9,600
400       SIS Bancorp, Inc.+                                  9,150
300       Statewide Financial Corporation                     4,312
                                                        -----------
                                                             76,174
                                                        -----------

Building Materials -- 3.7%
800       Dayton Superior Corporation+                       10,500
300       U.S. Home Corporation+                              7,800
                                                        -----------
                                                             18,300
                                                        -----------

Chemicals -- 1.9%
400       General Chemical Group Inc.                         9,450
                                                        -----------

Computer Hardware, Software or
Services -- 3.1%
400       Sandisk Corporation+                                3,900
500       3D Labs Inc., Ltd.+                                11,500
                                                        -----------
                                                             15,400
                                                        -----------

Consumer Durables -- 1.9%
800       Lifetime Hoan Corporation+                          9,400
                                                        -----------

Diversified Industrial -- 4.8%
500       Griffon Corporation+                                6,125
500       JLG Industries, Inc.                                8,000
400       Watts Industries, Inc.                              9,550
                                                        -----------
                                                             23,675
                                                        -----------

Electronics -- 4.9%
600       Checkmate Electronics, Inc.+                        7,800
300       Chips & Technologies, Inc.+                         5,475
400       Microsemi Corporation+                              5,700
400       Pioneer-Standard
            Electronics, Inc.                                 5,250
                                                        -----------
                                                             24,225
                                                        -----------

Food and Beverages -- 2.2%
300       Hudson Foods, Inc.                                  5,700
400       J&J Snack Foods Corporation+                        5,400
                                                        -----------
                                                             11,100
                                                        -----------

Home Furnishings -- 1.5%
200       Toro Company                                        7,300
                                                        -----------

Insurance -- 5.6%
200       Executive Risk, Inc.                                7,325
300       IPC Holdings Ltd.                                   6,712
200       NAC Re Corporation                                  6,775
300       Philadelphia Consolidated Holding
            Corporation+                                      6,975
                                                        -----------
                                                             27,787
                                                        -----------

Manufacturing -- 1.7%
500       Core Industries Inc.                                8,250
                                                        -----------

Medical Supplies -- 3.3%
500       Bindley Western
            Industries, Inc.                                  9,688
500       Sullivan Dental Products, Inc.                      6,563
                                                        -----------
                                                             16,251
                                                        -----------

Metals -- 1.1%
3,700     Recycling Industries, Inc.+                         5,319
                                                        -----------

Oil and Gas -- 16.2%
400       Cabot Oil and Gas Corporation                       6,850
300       Clayton Williams Energy, Inc.+                      5,213
100       Cliffs Drilling Company+                            6,325
300       Colonial Gas Company                                6,375
300       Forest Oil Corporation+                             5,288
300       Houston Exploration Company+                        5,250
400       HS Resources, Inc.+                                 6,600
200       Marine Drilling Companies, Inc.+                    3,937
800       Mesa, Inc.+                                         4,200
200       North Carolina Natural Gas Corporation              5,775
200       St. Mary Land & Exploration Company                 4,975
300       Southern Union Company+                             6,600
300       Southwest Gas Corporation                           5,775
400       Veritas DGC Inc.+                                   7,400
                                                        -----------
                                                             80,563
                                                        -----------

Real Estate -- 6.5%
200       Bay Apartment
            Communities, Inc.                                 7,200
300       Cali Realty Corporation                             9,263
500       Commercial Net Lease Realty                         7,938
300       JP Realty Inc.                                      7,762
                                                        -----------
                                                             32,163
                                                        -----------

Recreation -- 1.7%
300       K2, Inc.                                            8,250
                                                        -----------

Technology -- 1.8%
500       Strattec Security Corporation+                      9,125
                                                        -----------

Telecommunications -- 1.2%
1,100     Century Communication Corporation, Class
            A+                                                6,256
                                                        -----------

Transportation -- 3.0%
1,200     MK Rail Corporation+                                9,375
  300     Roadway Express, Inc.                               5,812
                                                        -----------
                                                             15,187
                                                        -----------

TOTAL INVESTMENTS
  (Cost $434,929*)                              88.2%       438,587
OTHER ASSETS AND
  LIABILITIES (Net)                             11.8         58,789
                                          ----------    -----------
NET ASSETS                                    100.0%   $    497,376
                                          ==========    ===========

----------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security

See Notes to Financial Statements.


Munder Small Company Growth Fund
Portfolio of Investments, December 31, 1996 (Unaudited)

COMMON STOCKS -- 93.4%


Agriculture -- 0.9%
 74,600    Delta & Pine Land Company                    $ 2,387,200
                                                        -----------

Apparel -- 2.8%
 88,700   K & G Men's Center, Inc.+                       2,306,200
106,600   Nautica Enterprises, Inc.+                      2,691,650
 45,200   St. John Knits Inc.                             1,966,200
                                                        -----------
                                                          6,964,050
                                                        -----------

Automobile Parts & Equipment -- 1.0%
83,800    Tower Automotive, Inc.+                         2,618,750
                                                        -----------

Banking and Financial Services -- 12.9%
103,200   Amresco, Inc.+                                  2,760,600
114,900   Concord EFS Inc.                                3,245,925
 98,900   Cullen Frost Bankers Inc.                       3,288,425
129,000   Financial Federal Corporation+                  2,160,750
109,250   First Financial Corporation- Wisconsin          2,676,625
 99,030   HUBCO Inc.                                      2,426,235
179,800   Imperial Credit Industries, Inc.+               3,775,800
103,200   Imperial Thrift & Loan Association+             1,548,000
110,150   Litchfield Financial Corporation                1,624,713
 93,200   Oxford Resources Corporation, Class A+          2,877,550
102,200   Sirrom Capital Corporation                      3,755,850
 81,900   Winthrop Resources Corporation                  2,354,625
                                                        -----------
                                                         32,495,098
                                                        -----------

Broadcast, Radio and Television -- 1.3%
130,700   Metro Networks, Inc.+                           3,300,175
                                                        -----------

Building Materials -- 4.3%
204,200   Champion Enterprises Inc.+                      3,981,900
 94,100   Coachmen Industries, Inc.                       2,670,087
144,608   Watsco, Inc., Class A                           4,175,556
                                                        -----------
                                                         10,827,543
                                                        -----------

Commercial Services -- 11.0%
 89,800   Consolidated Graphics, Inc.+                    5,028,800
114,300   Cort Business Services Corporation+             2,357,437
131,500   Greenwich Air Services, Class B+                2,925,875
 82,600   Interim Services Inc.+                          2,932,300
117,300   F.Y.I. Incorporated+                            2,448,637
139,000   May & Speh Inc.+                                1,702,750
 86,800   Metzler Group, Inc.+                            2,755,900
143,300   Nichols Research Corporation+                   3,654,150
 77,600   Ontrack Data International, Inc.+               1,164,000
181,000   TeleSpectrum Worldwide Inc.+                    2,873,375
                                                        -----------
                                                         27,843,224
                                                        -----------

Computer Hardware, Software or
Services -- 10.1%
114,300   Applix, Inc.+                                   2,500,312
 46,257   BDM International Inc.+                         2,509,442
100,400   BMC Industries Inc.                             3,162,600
 25,300   Boole & Babbage Inc.+                             632,500
135,700   Chips & Technologies, Inc.+                     2,476,525
 59,900   Engineering Animation Inc.+                     1,452,575
 91,500   Factset Research Systems Inc.                   1,921,500
 98,100   Inter-Tel, Inc.+                                1,863,900
109,500   National Instruments Corporation+               3,504,000
115,900   Tecnomatix Technologies Ltd.+                   3,071,350
145,900   USCS International Inc.                         2,462,063
                                                        -----------
                                                         25,556,767
                                                        -----------

Consumer Services -- 0.9%
201,000   Amscan Holdings Inc.+                           2,412,000
                                                        -----------

Electrical Equipment -- 2.3%
113,400   Advanced Lighting Technologies, Inc.+           2,749,950
 65,000   Littelfuse, Inc.+                               3,152,500
                                                        -----------
                                                          5,902,450
                                                        -----------

Electronics -- 2.9%
 92,700   Berg Electronics Corporation+                   2,723,062
 57,500   Computer Products Inc.+                         1,121,250
108,600   MRV Communications Inc.+                        2,362,050
 76,500   Trident International, Inc.+                    1,243,125
                                                        -----------
                                                          7,449,487
                                                        -----------

Energy and Natural Resources -- 2.7%
143,400   Benton Oil & Gas Company+                       3,244,425
 96,400   Newpark Resources Inc.+                         3,590,900
                                                        -----------
                                                          6,835,325
                                                        -----------

Food -- Wholesale -- 1.0%
95,400    JP Foodservice, Inc.+                           2,659,275
                                                        -----------

Hotels and Restaurants -- 5.3%
161,800   CapStar Hotel Company+                          3,175,325
146,300   CKE Restaurants Inc.                            5,285,087
 55,700   Doubletree Corporation+                         2,506,500
 81,700   Interstate Hotels Company+                      2,308,025
                                                        -----------
                                                         13,274,937
                                                        -----------

Insurance -- 5.0%
 83,150   Allied Group, Inc.                              2,712,769
 40,415   Capital RE Corporation                          1,874,246
 67,300   CMAC Investment Corporation                     2,473,275
 74,700   Executive Risk Inc.                             2,735,888
114,300   HCC Insurance Holdings Inc.                     2,743,200
                                                        -----------
                                                         12,539,378
                                                        -----------

Machinery -- Tools -- 1.2%
74,800    Applied Power, Inc.                             2,963,950
                                                        -----------

Manufacturing -- 3.3%
247,250   Miller Industries Inc.+                         4,945,000
 77,975   Paxar Corporation+                              1,345,062
 56,600   Wolverine Tube Inc.+                            1,995,150
                                                        -----------
                                                          8,285,212
                                                        -----------

Medical Services -- 6.5%
 48,800   CRA Managed Care, Inc.+                         2,196,000
115,000   Curative Health Services Inc.+                  3,184,063
113,604   FPA Medical Management, Inc.+                   2,541,890
106,400   OccuSystems, Inc.+                              2,872,800
 86,700   Omnicare Inc.                                   2,785,238
106,800   Renal Treatment Centers, Inc.+                  2,723,400
                                                        -----------
                                                         16,303,391
                                                        -----------

Medical Supplies -- 8.2%
 89,500   Mentor Corporation                              2,640,250
139,400   Meridian Diagnostics Inc.                       1,812,200
140,400   Molecular Devices Corporation+                  2,184,975
100,900   National Surgery Centers, Inc.+                 3,834,200
124,000   Physio-Control International Corporation+       2,790,000
112,171   Serologicals Group Inc.+                        3,968,049
 90,466   Sola International Inc.+                        3,437,708
                                                        -----------
                                                         20,667,382
                                                        -----------

Oil and Gas -- 1.3%
211,800   Tuboscope Vetco International
            Corporation+                                  3,282,900
                                                        -----------

Pharmaceuticals -- 1.3%
67,200    DURA Pharmaceuticals Inc.+                      3,208,800
                                                        -----------

Retail -- 1.1%
55,500    Smart & Final Inc.                              1,200,188
55,000    West Marine Inc.+                               1,553,750
                                                        -----------
                                                          2,753,938
                                                        -----------

Telecommunications -- 3.0%
 4,700    ACT Networks Inc.+                                171,550
52,900    Comverse Technology Inc.+                       2,000,280
82,500    Natural Microsystems Corporation+               2,598,750
97,700    P-COM, Inc.+                                    2,894,363
                                                        -----------
                                                          7,664,943
                                                        -----------

Transportation -- Trucking -- 2.1%
127,200   Heartland Express, Inc.+                        3,100,500
119,200   Knight Transportation, Inc.+                    2,264,800
                                                        -----------
                                                          5,365,300
                                                        -----------



Waste Management -- 1.0%
70,300    United Waste Systems Inc.+                       2,416,563
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $184,168,643)                                   235,978,038
                                                        -----------
WARRANTS -- 0.0%#
    (Cost $0)
2,748     Stevens International, Inc., expires
            10/30/1997+                                       3,778
                                                        -----------

Principal
Amount                                                   Value
------                                                   -----
REPURCHASE AGREEMENT -- 6.8%
  (Cost $17,269,900)
$17,269,900    Agreement with Merrill Lynch &          $ 17,269,900
                 Company Inc., 5.424% dated
                 12/31/96 to be repurchased at
                 $17,275,104 on 01/02/1997,
                 collateralized by $17,535,000
                 U.S. Treasury Notes, 5.625%
                 due 10/31/1997 (value
                 $17,665,789)
                                                        -----------
TOTAL INVESTMENTS                                       253,251,716
  (Cost $201,438,543*)                    100.2%
OTHER ASSETS AND                                          (521,059)
  LIABILITIES (Net)                       (0.2)
                                     ----------          ----------
NET ASSETS                               100.0%        $252,730,657
                                     ==========       =============

----------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security
# Amount represents less than 0.1% of net assets.

See Notes to Financial Statements.



Munder Value Fund
Portfolio of Investments, December 31, 1996 (Unaudited)

COMMON STOCKS -- 94.0%

Aerospace -- 1.6%
8,700     Lockheed Martin Corporation                   $   796,050
                                                        -----------

Airlines -- 2.4%
15,100    Continental Airlines, Inc.+                       426,575
11,900    UAL Corporation                                   743,750
                                                        -----------
                                                          1,170,325
                                                        -----------

Automobile Parts & Equipment -- 4.2%
95,000    Control Devices, Inc.+                          1,235,000
36,000    Dura Automotive Systems, Inc.+                    810,000
                                                        -----------
                                                          2,045,000
                                                        -----------

Banking and Financial Services -- 15.1%
31,000    Charter Financial Inc.                            387,500
 9,000    Chase Manhattan Corporation                       803,250
 9,000    Citicorp                                          927,000
25,800    Cullen Frost Bankers Inc.                         857,850
13,000    Dean Witter, Discover & Company                   861,250
16,500    First America Bank Corporation                    992,063
16,600    First America Corporation                         956,575
71,500    Hibernia Corporation, Class A                     947,375
30,000    SIS Bancorp, Inc.+                                686,250
                                                        -----------
                                                          7,419,113
                                                        -----------

Building Materials -- 2.0%
76,000    Dayton Superior Corporation                       997,500
                                                        -----------

Chemicals -- 1.4%
30,000    General Chemical Group Inc.+                      708,750
                                                        -----------

Commerical Services -- 1.9%
82,000    TEAM America Corporation+                         932,750
                                                        -----------

Computer Hardware, Software or
Services -- 6.0%
23,400    Adobe Systems, Inc.                               874,575
15,200    Compaq Computer Corporation+                    1,128,600
24,500    Seagate Technology, Inc.+                         967,750
                                                        -----------
                                                          2,970,925
                                                        -----------

Consumer Durables -- 1.8%
74,500    Lifetime Hoan Corporation+                        875,375
                                                        -----------

Electronics -- 3.0%
21,400    Advanced Micro Devices, Inc.+                     551,050
51,000    Integrated Process Equipment Corporation+         918,000
                                                        -----------
                                                          1,469,050
                                                        -----------

Food and Beverages -- 2.1%
27,000    Seagram Company Ltd.                            1,046,250
                                                        -----------

Insurance -- 2.4%
 8,200    Allstate Corporation                              474,575
32,400    IPC Holdings Ltd.                                 724,950
                                                        -----------
                                                          1,199,525
                                                        -----------

Machine-Diversified -- 2.0%
17,100    Tecumseh Products Company, Class A                981,113
                                                        -----------

Manufacturing -- 2.0%
60,800    Core Industries Inc.                            1,003,200
                                                        -----------

Medical Services -- 3.3%
22,700    Baxter International Inc.                         930,700
14,900    United Healthcare Corporation                     670,500
                                                        -----------
                                                          1,601,200
                                                        -----------

Metals -- 0.4%
125,000   Recycling Industries, Inc.+                       179,688
                                                        -----------

Oil and Gas -- 10.6%
 9,800    ENSCO International, Inc.+                        475,300
49,900    Houston Exploration Company+                      873,250
18,000    Louisiana Land and Exploration Company            965,250
48,300    McDermott International, Inc.                     802,988
26,000    Noble Affiliates, Inc.                          1,244,750
28,500    Weatherford Enterra, Inc.+                        855,000
                                                        -----------
                                                          5,216,538
                                                        -----------

Pharmaceuticals -- 4.4%
19,000    Astra AB, Class A                                 938,973
 6,000    Astra AB, Class B                                 286,500
55,400    Mylan Labs Inc.                                   927,950
                                                        -----------
                                                          2,153,423
                                                        -----------

Real Estate -- 8.8%
13,700    Bay Apartment
            Communities, Inc.                               493,200
16,800    Cali Realty Corporation                           518,700
28,400    Commercial Net Lease Realty                       450,850
11,600    FelCor Suite Hotels, Inc.                         410,350
13,100    Kimco Realty Corporation                          456,862
12,400    Patriot American
            Hospitality, Inc.                               534,750
17,900    Public Storage, Inc.                              554,900
15,400    Simon DeBartolo Group, Inc.                       477,400
 8,100    Starwood Lodging Trust                            446,512
                                                        -----------
                                                          4,343,524
                                                        -----------

Recreation -- 1.9%
27,800    Carnival Corporation, Class A                     917,400
                                                        -----------

Retail -- 3.2%
50,950    Arbor Drugs, Inc.                                 885,256
21,750    Consolidated Stores Corporation+                  698,719
                                                        -----------
                                                          1,583,975
                                                        -----------

Technology -- 7.2%
 7,000    Intel Corporation                                 916,562
27,100    Lattice Semiconductor Corporation+              1,246,600
40,000    Strattec Security Corporation+                    730,000
27,500    Vishay Intertechnology, Inc.                      642,812
                                                        -----------
                                                          3,535,974
                                                        -----------

Telecommunications -- 6.3%
71,700    Century Communication Corporation, Class
            A+                                              407,794
21,200    GTE Corporation                                   964,600
19,000    Harris Corporation                              1,303,875
22,500    U.S. West Media Group, Inc.+                      416,250
                                                        -----------
                                                          3,092,519
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $41,848,002)                                     46,239,167
                                                        -----------

Principal
Amount
 -----------

REPURCHASE AGREEMENT -- 6.7%
  (Cost $3,293,000)
$3,293,000     Agreement with Morgan (J.P.) &
                 Company, 5.750% dated
                 12/31/1996 to be repurchased
                 at $3,294,052 on 01/02/1997,
                 collateralized by $2,726,000
                 U.S. Treasury Bonds, 8.500%
                 due 02/15/2020 (value
                 $3,448,617)                              3,293,000
                                                  ----------------
TOTAL INVESTMENTS
  (Cost $45,141,002*)                     100.7%         49,532,167
OTHER ASSETS AND
  LIABILITIES (Net)                       (0.7)           (322,669)
                                     ----------   ----------------
NET ASSETS                               100.0%   $     49,209,498
                                     ==========   ================

----------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security

See Notes to Financial Statements.



Munder Bond Fund
Portfolio of Investments, December 31, 1996 (Unaudited)

Principal
Amount                                                    Value
----------                                              ----------

ASSET BACKED SECURITIES -- 5.9%
$ 2,500,000   Banc One Credit Card Master Trust,
                Series 1994-C, Series A,
                7.800% due 11/15/1998                    $2,574,751
              Merrill Lynch Mortgage
                Investors, Inc., Class A:
   610,116      Series 87-C,
                10.100% due 12/15/2007                      636,424
   198,365      Series 89-B,
                10.800% due 04/15/2009                      205,965
 3,100,000    Standard Credit Card Master Trust,
                Class A, Series 1994-2,
                7.250% due 04/07/2008                     3,182,892
 2,300,000    Union Acceptance Corporation, Class
                A3, Series 1996-C,
                6.630% due 10/08/2003+                    2,309,223
                                                        -----------
TOTAL ASSET BACKED SECURITIES   (Cost $8,893,915)         8,909,255
                                                        -----------
COLLATERALIZED MORTGAGE OBLIGATIONS    (CMO) -- 3.0%
2,649,895     CMO Trust, Class F, Series 60,
                9.000% due 08/01/2016                     2,707,615
1,925,000     Federal Home Mortgage Corporation,
                Series 1702-A, Class PD,
                6.500% due 04/15/2022                     1,887,458
                                                        -----------
TOTAL COLLATERALIZED
  MORTGAGE OBLIGATIONS (CMO)
    (Cost $4,669,950)                                     4,595,073
                                                        -----------


CORPORATE BONDS AND NOTES -- 28.6%
Finance -- 8.9%
 4,000,000    AT&T Capital Corporation, MTN,
                6.490% due 05/17/1999                     4,000,000
 2,500,000    Ford Motor Credit Corporation,
                8.375% due 01/15/2000                     2,628,125
 3,000,000    Liberty Mutual Capital Corporation,
                MTN,
                8.100% due 01/14/2005                     3,168,750
 2,400,000    SmithKline Beecham Capital
                Corporation,
                6.750% due 09/05/2000                     2,439,600
 1,300,000    Travelers Capital Corporation, 7.750%
                due 12/01/2036                            1,261,000
                                                        -----------
                                                         13,497,475
                                                        -----------

Finance -- Foreign -- 5.5%
2,300,000     Abbey National Treasury, 6.625% due
                05/23/2001                                2,310,557
              KFW International Finance Inc.:
2,000,000       8.850% due 06/15/1999                     2,122,500
3,800,000       7.200% due 03/15/2014                     3,866,500
                                                        -----------
                                                          8,299,557
                                                        -----------

Government Agency -- 1.8%
2,800,000     Tennessee Valley Authority, 6.375% due
                06/15/2005                                2,747,500
                                                        -----------

Government -- Foreign -- 1.9%
3,000,000     Telestra Corporation, Ltd., 6.500% due
                11/28/2005                                2,932,500
                                                        -----------

Industrial -- 4.5%
3,000,000     Archer Daniels,
                8.125% due 06/01/2012                     3,277,500
  680,000     Columbia/HCA Healthcare Corporation,
                8.700% due 02/10/2010                       769,250
2,850,000     Toyota Motor Corporation, 5.625% due
                03/17/1998                                2,845,440
                                                        -----------
                                                          6,892,190
                                                        -----------

Industrial -- Foreign -- 1.4%
1,900,000     International
                Telecommunications Satellite,
                8.375% due 10/14/2004                     2,088,290
                                                        -----------

Supranational -- 2.6%
 3,950,000    African Development Bank, Notes,
                6.750% due 07/30/1999                     3,989,500
                                                        -----------

Transportation -- 0.7%
1,000,000     Consolidated Rail Corporation, MTN,
                7.000% due 07/01/1999                     1,016,250
                                                        -----------

Utility -- Electric -- 1.3%
2,000,000     National Rural Utilities,
                7.300% due 09/15/2006                     2,050,000
                                                        -----------
TOTAL CORPORATE BONDS AND
  NOTES
  (Cost $43,310,147)                                     43,513,262
                                                        -----------
U.S. GOVERNMENT AGENCY
      OBLIGATIONS --16.4%

Federal Home Mortgage Corporation
(FHLMC) -- 2.1%
              FHLMC:
2,258,614     Gold, Pool #E62394,
                7.500% due 09/01/2010                     2,291,788
  883,067     Pool 200021,
                10.500% due 11/01/2000                      931,911
                                                        -----------
                                                          3,223,699
                                                        -----------

Federal National Mortgage Association
(FNMA) -- 8.1%
              FNMA:
 4,482,031    Pool #100081,
                11.500% due 08/01/2016                    5,067,496
 2,172,198    Pool #250345,
                7.000% due 09/01/2025                     2,124,681
 4,521,122    Pool #303105,
                11.000% due 11/01/2020                    5,052,353
                                                        -----------
                                                         12,244,530
                                                        -----------

    Government National Mortgage
Association (GNMA) -- 6.2%
              GNMA:
4,828,003     Pool #366732,
                6.500% due 03/15/2024                     4,603,199
4,341,702     Pool #780096,
                11.000% due 04/15/2021                    4,857,279
                                                        -----------
                                                          9,460,478
                                                        -----------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $24,884,265)                                     24,928,707
                                                        -----------
U.S. TREASURY OBLIGATIONS -- 40.4%
              U.S. Treasury Bonds -- 17.1%
21,850,000    8.000% due 11/15/2021                      25,074,182
   900,000    6.750% due 08/15/2026                         907,425
                                                        -----------
                                                         25,981,607
                                                        -----------
              U.S. Treasury Notes -- 21.9%
15,000,000    7.875% due 01/15/1998                      15,332,248
 3,500,000    7.750% due 11/30/1999                       3,656,345
 5,000,000    7.500% due 11/15/2001                       5,263,800
 3,015,000    7.875% due 11/15/2004                       3,290,179
 5,800,000    6.500% due 10/15/2006                       5,829,000
                                                        -----------
                                                         33,371,572
                                                        -----------
              U.S. Treasury Strip -- 1.4%
 5,150,000    Zero Coupon due 11/15/2014                  2,188,904
                                                        -----------
TOTAL U.S. TREASURY
  OBLIGATIONS
  (Cost $62,083,793)                                     61,542,083
                                                        -----------



Shares                                                        Value
------                                                        -----

SHORT-TERM INVESTMENTS -- 0.1%
      (Cost $124,642)

124,642       Dreyfus Cash Management Plus Fund             124,642
                                                        -----------


Principal
Amount
 -----------
REPURCHASE AGREEMENT -- 3.9%
  (Cost $5,887,000)
 5,887,000     Agreement with Morgan (J.P.) &
                 Company, 5.750% dated
                 12/31/1996 to be repurchased
                 at $5,888,881 on 01/02/1997,
                 collateralized by $5,041,000
                 U.S. Treasury Notes, 8.125%
                 due 08/15/2021
                 (value $6,162,097)                      5,887,000
                                                        ----------


                                                              Value
                                                              -----
TOTAL INVESTMENTS                                       149,500,022
  (Cost $149,853,712*)                       98.3%
OTHER ASSETS AND                                          2,652,061
  LIABILITIES (Net)                           1.7
                                       ----------    --------------
NET ASSETS                                  100.0%   $  152,152,083
                                       ==========    ==============

----------------
* Aggregate cost for Federal tax purposes.
+ Floating rate note. The interest rate shown reflects the rate currently in effect.

ABBREVIATION:

MTN --   Medium Term Note

See Notes to Financial Statements.


Munder Intermediate Bond Fund
Portfolio of Investments, December 31, 1996 (Unaudited)

Principal
Amount                                                    Value
----------                                              ----------
ASSET BACKED SECURITIES -- 9.4%
$ 5,000,000   Dayton Hudson Credit Card Master
                Trust,
                Series 1995-1A,
                6.100% due 02/25/2002                   $ 5,000,522
 10,000,000   Discover Card Trust,
                Series 1991-DA,
                8.000% due 10/16/2000                    10,276,135
 10,000,000   First Deposit Master Trust, Series
                1993-2A,
                5.750% due 06/15/2001                     9,957,399
 10,000,000   Sears Credit Company, Master Trust,
                Series 1995-4A,
                6.250% due 01/15/2003++                  10,024,562
 11,320,000   Standard Credit Card and Trust, Series
                1990-6A, 9.375% due 07/10/1997           11,529,914
                                                        -----------
TOTAL ASSET BACKED SECURITES
  (Cost $47,063,556)                                     46,788,532
                                                        -----------

CORPORATE BONDS AND NOTES -- 30.4%
Banking and Financial Services -- 22.2%
 10,000,000   American Express Bank, Ltd.,
                5.788% due 02/10/2004+                    9,875,000
  5,000,000   Associates Corporation of North
                America,
                6.000% due 03/15/2000                     4,937,500
 11,500,000   AT&T Capital Corporation, MTN,
                6.180% due 12/03/1999                    11,399,375
  5,057,000   BankAmerica Corporation, MTN,
                5.550% due 08/15/2003+                    5,056,898
 10,000,000   Chrysler Financial Corporation, MTN,
                6.190% due 01/04/2000                     9,900,000
 10,000,000   CIT Group Holdings, MTN 5.875% due
                12/09/1999                                9,875,000
  5,000,000   Discover Credit Card Corporation, MTN,
                9.000% due 04/01/1998                     5,175,000
 10,000,000   First Data Corporation, MTN,
                6.820% due 09/18/2001                    10,075,000
              Ford Motor Credit   Corporation:
  9,425,000     7.250% due 05/15/1999                     9,613,500
  2,260,000     6.500% due 02/15/2006                     2,175,250
  6,500,000   General Motors Acceptance Corporation,
                7.000% due 03/01/2000                     6,581,250
  2,750,000   International Lease Finance
                Corporation,
                5.500% due 01/15/1999                     2,712,188
  6,420,000   Liberty Mutual Capital Corporation,
                MTN,
                8.100% due 01/14/2005                     6,781,125
  5,000,000   NationsBank Corporation, MTN,
                5.700% due 02/09/2001                     4,831,250
  3,000,000   Travelers Capital Corporation,
                7.750% due 12/01/2036                     2,910,000
  4,000,000   U.S. Leasing International, MTN,
                9.880% due 03/06/2001                     4,460,000
  3,500,000   U.S. West Financial Services, Inc.,
                Note,
                8.375% due 10/18/1999                     3,661,875
                                                        -----------
                                                        110,020,211
                                                        -----------

Government Agency -- 2.0%
10,000,000    Tennessee Valley Authority,
                6.375% due 06/15/2005                     9,812,500
                                                        -----------

Industrial -- 5.7%
  8,125,000   Archer Daniels,
                8.125% due 06/01/2012                     8,876,563
 13,500,000   Browning-Ferris,
                7.875% due 03/15/2005                    14,276,250
  5,000,000   WMX Technologies Inc.,
                7.100% due 08/01/2026                     5,150,000
                                                        -----------
                                                         28,302,813
                                                        -----------
Utility -- Electric -- 0.5%
2,000,000     National Rural Utilities Cooperative,
                MTN, 9.640% due 05/19/1997                2,025,000
                                                        -----------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $150,578,370)                                   150,160,524
                                                        -----------

U.S. GOVERNMENT AGENCY
      OBLIGATIONS -- 11.5%
Federal Home Loan Mortgage
Corporation (FHLMC) -- 5.9%
              FHLMC:
 6,461,547    Pool #A00813,
                9.000% due 10/01/2020                     6,825,010
 2,143,070    Pool #E61740,
                9.000% due 04/01/2010                     2,242,856
15,397,138    Pool #E63967, Gold,
                6.500% due 02/01/2011                    15,122,877
 5,202,060    REMIC, #G50249,
                8.500% due 03/01/2000                     5,312,604
                                                        -----------
                                                         29,503,347
                                                        -----------

Federal National Mortgage Association (FNMA) --
4.8%
              FNMA:
10,555,900    Pool #303108,
                6.500% due 09/01/2024                    10,070,989
14,742,487    Pool #303922,
                6.000% due 05/01/2016                    13,876,364
                                                        -----------
                                                         23,947,353
                                                        -----------

Small Business Association
(SBA) -- 0.8%
 4,122,174    SBA, Pool #502796,
                6.250% due 11/25/2019++                   4,184,006
                                                        -----------

TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $57,259,799)                                     57,634,706
                                                        -----------
U.S. TREASURY OBLIGATIONS -- 45.7%
U.S. Treasury Bond -- 0.8%
3,800,000 6.750% due 08/15/2026                         3,831,350
                                                        -----------

U.S. Treasury Notes -- 44.9%
20,400,000    6.000% due 05/31/1998                      20,464,260
46,000,000    8.250% due 07/15/1998                      47,631,620
25,000,000    6.875% due 07/31/1999                      25,507,998
23,000,000    6.125% due 07/31/2000                      23,002,070
39,000,000    5.625% due 02/28/2001                      38,216,876
 6,000,000    6.625% due 07/31/2001                       6,093,780
45,400,000    6.250% due 02/15/2003                      45,367,766
16,900,000    5.875% due 02/15/2004                      16,452,655
                                                        -----------
                                                        222,737,025
                                                        -----------
TOTAL U.S. TREASURY
  OBLIGATIONS
  (Cost $226,302,321)                                   226,568,375
                                                        -----------


Shares
 ----------
SHORT-TERM INVESTMENTS -- 0.0% #
   129,339    Dreyfus Cash Management Plus Fund             129,339
     2,719    Federated Prime Obligations Fund                2,719
                                                        -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $132,058)                                           132,058
                                                        -----------



Principal                                                     Value
Amount                                                        -----
------

REPURCHASE AGREEMENT -- 1.6%
  (Cost $8,118,000)
    8,118,000   Agreement with Morgan (J.P.) &
                 Company, 5.750% dated
                 12/31/1996 to be repurchased
                 at $8,120,593 on 01/02/1997,
                 collateralized by $7,078,000
                 U.S. Treasury Notes, 8.125%
                 due 05/15/2021 (value
                 $8,354,743)                              8,118,000
                                                        -----------

                                                              Value
                                                              -----
TOTAL INVESTMENTS
  (Cost $489,454,104*)                      98.6%       489,402,195
OTHER ASSETS AND
  LIABILITIES (Net)                          1.4          6,760,103
                                      ----------      -------------
NET ASSETS                                 100.0%     $ 496,162,298
                                      ==========      =============

----------------
* Aggregate cost for Federal tax purposes.
 + Floating rate note. The interest rate shown reflects the rate currently in effect.
++ Variable rate security. The interest rate shown reflects the rate currently in effect.
# Amount represents less than 0.1% of net assets.

ABBREVIATION:

MTN --   Medium Term Note

See Notes to Financial Statements.


Munder International Bond Fund
Portfolio of Investments, December 31, 1996 (Unaudited)


Principal
Amount                                                               Value
----------                                                          ----------

FOREIGN BONDS AND NOTES -- 88.0%

Australia -- 1.2%
     Government -- 1.2%
AUD           500,000   Queensland Treasury Corporation,
                          Government Bond, Series 5,
                          6.500% due 06/14/2005                     $      370,971
                                                                    --------------
Belguim -- 3.5%
     Government -- 3.5%
BEL        28,000,000   Kingdom of Belgium, Series 10,
                          8.750% due 06/25/2002                          1,041,633
                                                                    --------------
Canada -- 8.5%
     Government -- 8.5%
                        Government of Canada:
CAD           850,000     Series A60,
                          6.500% due 09/01/1998                            644,319
            2,000,000     6.500% due 06/01/2004                          1,489,541
              500,000     8.000% due 06/01/2023                            406,155
                                                                    --------------
                                                                         2,540,015
                                                                    --------------
Denmark -- 2.2%
     Government -- 2.2%
DKK         3,500,000   Kingdom of Denmark,
                          8.000% due 05/15/2003                            658,736
                                                                    --------------

Finland -- 0.9%
     Government -- 0.9%
FIM         1,000,000   Republic of Finland,
                          9.500% due 03/15/2004                            263,717
                                                                    --------------

France -- 2.8%
     Government -- 2.8%
FRF         3,600,000   Government of France,
                          8.500% due 12/26/2012                            845,586
                                                                    --------------

Germany -- 20.1%
     Finance -- 3.8%
DEM         1,700,000   Suedwest LB Capital Markets,
                          5.000% due 02/08/1999                          1,133,665

     Government -- 12.2%
            2,500,000   Federal Republic of Germany, Series 95,
                          6.500% due 10/14/2005                          1,703,545
            2,600,000   German Unity Fund,
                          8.000% due 01/21/2002                          1,923,579


     Supranational -- 4.1%
DEM         1,750,000   International Bank of Reconstruction
                          & Development,
                          7.250% due 10/13/1999                          1,231,602
                                                                    --------------
                                                                         5,992,391
                                                                    --------------

Italy -- 8.8%
     Government -- 8.8%
                        Government of Italy:
ITL     1,800,000,000     10.000% due 08/01/2003                         1,356,230
        1,700,000,000     9.500% due 01/01/2005                          1,259,591
                                                                    --------------
                                                                         2,615,821
                                                                    --------------

Japan -- 17.9%
     Finance -- 1.6%
JPY        50,000,000   Development Bank of Japan,
                          5.000% due 10/01/1999                            478,424

     Government -- 16.3%
                        Government of Japan, 10-Year Issue:
          225,000,000     Series 142,
                          6.700% due 09/20/2001                          2,380,947
          250,000,000     Series 161,
                          4.700% due 09/22/2003                          2,482,946
                                                                    --------------
                                                                         5,342,317
                                                                    --------------

Netherlands -- 4.3%
     Government -- 4.3%
NLG         1,900,000   Government of Netherlands, Series 2,
                          8.250% due 06/15/2002                          1,272,679
                                                                    --------------

Spain -- 3.4%
     Government -- 3.4%
ESP       110,000,000   Government of Spain,
                          10.500% due 10/30/2003                         1,030,056
                                                                    --------------

Sweden -- 2.4%
     Government -- 2.4%
SEK         5,000,000   Government of Sweden, Series 1038,
                          6.500% due 10/25/2006                            722,158
                                                                    --------------

United Kingdom -- 12.0%
     Finance -- 4.4%
GBP       750,000  General Electric Capital Corporation,
                     7.500% due 12/01/1998                               1,293,310


GBP  Government -- 3.1%
         525,000   United Kingdom Treasury,
                     8.000% due 06/07/2021                                 936,991

     Supranational -- 4.5%
         750,000   European Investment Bank,
                     8.500% due 11/06/2001                               1,342,171
                                                                    --------------
                                                                         3,572,472
                                                                    --------------

TOTAL FOREIGN BONDS AND NOTES
  (Cost $26,003,534)                                                    26,268,552
                                                                    --------------

GOVERNMENT AGENCY OBLIGATIONS -- 6.1%

JPY   130,000,000  Federal National Mortgage Association,
                   Global Bond,
                     2.000% due 12/20/1999                               1,150,963
DEM     1,000,000  Tennessee Valley Authority, Global Bond,
                     6.375% due 09/18/2006                                 665,237
                                                                    --------------

TOTAL GOVERNMENT AGENCY OBLIGATIONS
  (Cost $1,841,996)                                                      1,816,200
                                                                    --------------

REPURCHASE AGREEMENT -- 3.8%
  (Cost $1,122,000)

U.S.    $1,122,000 Agreement with Morgan (J.P.) & Company,
                     5.750% dated  12/31/1996 to be repurchased
                     at $1,122,358 on 01/02/1997,
                     collateralized by $979,000 U.S.
                     Treasury Bond, 8.125% due 05/15/2020
                     (value $1,155,594)                                  1,122,000
                                                                    --------------

TOTAL INVESTMENTS (Cost $28,967,530*)                 97.9%             29,206,752
OTHER ASSETS AND LIABILITIES (Net)                     2.1                 628,077
                                                     -----          --------------
NET ASSETS                                           100.0%         $   29,834,829
                                                     =====          ==============

----------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AUD --   Australian Dollar
BEL --   Belgian Francs
CAD --   Canadian Dollar
         German Deutsche
DEM --   Mark
DKK --   Danish Krone
ESP --   Spanish Peseta
FIM --   Finnish Markka
FRF --   French Franc
         Great British
GBP --   Pound
ITL --   Italian Lira
JPY --   Japanese Yen
         Netherlands
NLG --   Guilder
SEK --   Swedish Krona

See Notes to Financial Statements.

Munder U.S. Government Income Fund
Portfolio of Investments, December 31, 1996 (Unaudited)


Principal
Amount                                                     Value
----------                                               ----------

COLLATERALIZED MORTGAGE
  OBLIGATIONS (CMO) -- 3.0%
  (Cost $6,975,178)
$ 7,000,000   CMO, Residential Funding Mortgage,
                Section 1,
                Class A3, Series 1996-S17,
                7.250% due 07/25/2011                   $  7,119,323
                                                        ------------
CORPORATE BONDS AND NOTES -- 3.7%
  Finance -- 0.0% #
     30,329   Bank America National Trust,
                9.000% due 03/01/2008                        30,668
                                                        -----------
  Industrial -- 3.7%
  9,100,000   Raytheon Corporation,
                6.500% due 07/15/2005                     8,872,500
                                                        -----------
TOTAL CORPORATE BONDS AND
  NOTES
  (Cost $8,855,920)                                       8,903,168
                                                        -----------
PROMISSORY NOTE -- 3.3%
  (Cost $7,963,901)
  8,000,000   OPIC African Growth Fund,
                6.525% due 05/15/2001                     8,004,000
                                                        -----------
U.S. GOVERNMENT AGENCY
      OBLIGATIONS -- 73.3%

Federal Home Loan Mortgage
Corporation (FHLMC) -- 17.1%
              FHLMC:
  3,903,299   Gold, Pool #A01048,
                8.500% due 02/01/2020                     4,044,793
  2,600,000   Series 16, Class PM,
                6.500% due 04/25/2021                     2,916,773
  5,000,000   Series 43, Class D,
                10.000% due 06/15/2020                    5,510,707
  2,037,098   Series 168, Class E,
                8.000% due 12/15/2020                     2,061,887
  2,600,000   Series 1669, Class G,
                6.500% due 02/15/2023                     2,549,590
  6,560,000   Series 1702-A, Class PD,
                6.500% due 04/15/2022                     6,432,064
  2,600,000   Series 1722, Class PJ,
                6.500% due 07/15/2023                     2,504,747
  2,000,000   Series 1848, Class PE,
                7.000% due 09/15/2025                     1,964,293
  8,943,000   Series 1865, Class PD,
                7.000% due 12/15/2025                     8,887,531
  4,156,000   Series 1866, Class E,
                7.000% due 01/15/2026                     4,130,246
                                                        -----------
                                                         41,002,631
                                                        -----------

Federal Housing Authority/Veterans
Administration (FHA/VA) -- 2.4%
    994,352   FHA, Azalea Garden,
                Series 051-11086,
                8.375% due 08/30/2030                     1,017,532
  5,157,763   FHA/VA, Pool #355533,   6.750% due
              11/15/2028                                  4,928,887
                                                        -----------
                                                          5,946,419
                                                        -----------
Federal National Mortgage Association
(FNMA) -- 39.1%
              FNMA:
  5,685,460   Pool #030302,
                7.000% due 10/25/2025                     5,561,090
    215,771   Pool #040305,
                11.500% due 02/01/2014                      243,956
     85,103   Pool #058255,
                11.500% due 11/01/2010                       96,219
    102,193   Pool #081585,
                11.500% due 07/01/2012                      115,542
  2,740,531   Pool #100081,
                11.500% due 08/20/2016                    3,098,513
    356,733   Pool #210448,
                11.500% due 11/01/2015                      403,331
  4,276,979   Pool #250323,
                7.000% due 06/01/2002                     4,293,018
  3,028,360   Pool #303105,
                11.000% due 11/01/2020                    3,384,192
  3,432,505   Pool #303645,
                11.000% due 09/01/2019                    3,835,824
    836,566   Pool #336457,
                10.500% due 11/01/2020                      924,405



  7,000,000   Series 1988-17, Class C,
                10.000% due 06/25/2018                    7,565,814
  3,536,206   Series 1989-98, Class D,
                9.200% due 04/25/2019                     3,643,255
  5,000,000   Series 1990-117, Class E,
                8.950% due 10/25/2020                     5,261,817
  8,852,496   Series 1990-120, Class G,
                9.000% due 11/25/2019                     9,109,066
  7,338,722   Series 1991-98, Class H,
                8.750% due 08/25/2021                     7,625,654
  5,000,000   Series 1993-138, Class L,
                7.000% due 08/25/2023                     4,809,642
  7,500,000   Series 1993-144, Class C,
                7.000% due 07/25/2019                     7,457,702
  2,500,000   Series 1994-17, Class G,
                6.250% due 09/25/2007                     2,472,446
  1,360,000   Series 1994-60, Class PJ,
                7.000% due 04/25/2024                     1,307,348
  7,634,900   Series 1996-28, Class PJ,
                6.500% due 12/25/2024                     7,320,844
  5,700,000   Series 1996-36, Class PH,
                7.000% due 01/25/2026                     5,653,572
 10,000,000   Series 1996-55, Class PK,
                7.000% due 11/25/2026                     9,655,000
                                                        -----------
                                                         93,838,250
                                                        -----------

Government National Mortgage Association
(GNMA) -- 11.4%
              GNMA:
  4,207,620   Pool #780096,
                11.000% due 04/15/2021                    4,707,275
  3,108,743   Pool #780103,
                11.000% due 02/15/2025                    3,477,905
  5,200,000   Series 1996-9, Class PD,
                7.000% due 01/20/2025                     5,132,343
  4,361,000   Series 1996-9, Class PE,
                7.000% due 10/20/2025                     4,329,762
 10,100,000   Series 1996-11, Class PD,
                7.000% due 06/20/2025                     9,933,147
                                                        -----------
                                                         27,580,432
                                                        -----------
Small Business Administration (SBA) -- 3.3%
  8,000,000   SBA, Pool # 503548,
                5.875% due 11/25/2021                     8,000,000
                                                        -----------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost $176,307,916)                                   176,367,732
                                                        -----------
U.S. TREASURY OBLIGATIONS -- 13.7%
U.S. Treasury Bonds -- 5.8%
  4,315,000   7.875% due 11/15/2004                       4,708,830
  2,000,000   8.750% due 11/15/2008                       2,248,160
  4,000,000   8.125% due 08/15/2019                       4,625,120
  2,000,000   8.000% due 11/15/2021                       2,295,120
                                                        -----------
                                                         13,877,230
                                                        -----------
U.S. Treasury Note -- 7.9%
 2,000,000    9.125% due 05/15/1999                       2,137,240
16,000,000    7.500% due 11/15/2001                      16,844,160
                                                        -----------
                                                         18,981,400
                                                        -----------

TOTAL U.S. TREASURY
  OBLIGATIONS
  (Cost $32,714,133)                                     32,858,630
                                                        -----------

Shares
----------
SHORT-TERM INVESTMENTS -- 0.4%

   760,810    Dreyfus Cash Management Plus Fund             760,810
    81,434    Federated Prime Obligations Fund               81,434
                                                        -----------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $842,244)                                           842,244
                                                        -----------



Principal
Amount                                                  Value
------                                                  -----

REPURCHASE AGREEMENT -- 1.8%
(Cost $4,277,000)

 4,277,000   Agreement with Morgan (J.P.) & Company,
               5.750% dated 12/31/1996 to be
               repurchased at $4,278,366 on
               01/02/1997, collateralized by
               $3,540,000 U.S. Treasury Bonds,
               8.500% due 05/15/2020
               (value $4,401,498)                         4,277,000
                                                       ------------
TOTAL INVESTMENTS
  (Cost $237,936,292*)                   99.2%          238,372,097
OTHER ASSETS AND
  LIABILITIES (Net)                       0.8             1,871,813
                                        -----          ------------
NET ASSETS                              100.0%         $240,243,910
                                        =====          ============

----------------
* Aggregate cost for Federal tax purposes.
# Amount represents less than 0.1% of net assets.

See Notes to Financial Statements.




Munder Michigan Triple Tax-Free Bond Fund
Portfolio of Investments, December 31, 1996 (Unaudited)


                                                                     Rating
Principal                                                        ------------------
Amount                                                            S&P       Moody's          Value
----------                                                      -------     --------     ----------

MUNICIPAL BONDS AND NOTES -- 92.9%

Michigan -- 92.9%

$  840,000   Birmingham Public Schools, Michigan, School
                Building, GO, (MBIA Insured),
                5.000% due 05/01/2014                           AAA         Aaa        $     785,400
 1,000,000   Caledonia Community Schools, Michigan, GO,
                (AMBAC Insured),
                5.500% due 05/01/2022                           AAA         Aaa              982,500
 1,000,000   Clarkston, Michigan, Community School, GO,
                (FGIC Insured, Q-SBLF),
                6.250% due 05/01/2005                           AAA         Aaa            1,102,500
   600,000   Clintondale Community Schools, Michigan, GO,
                5.250% due 05/01/2015                            AA          Aa              577,500
 1,055,000   De Witt, Michigan, Public Schools, GO,
                (AMBAC Insured, Q-SBLF),
                5.500% due 05/01/2011                           AAA         Aaa            1,057,637
   700,000   Dearborn School District, Michigan, GO,
                (MBIA Insured),
                5.000% due 05/01/2014                           AAA         Aaa              658,000
 1,000,000   Dexter Community Schools, Michigan, GO,
                5.700% due 05/01/2014                            AA          Aa            1,008,750
 1,000,000   Ferris State University, Michigan, Revenue
                Refunding, (MBIA Insured),
                5.250% due 10/01/2015                           AAA         Aaa              968,750
 1,000,000   Grand Ledge, Michigan, Public Schools
                District, GO, Pre-refunded, (MBIA Insured,
                Q-SBLF),
                6.600% due 05/01/2004                           AAA         Aaa            1,131,250
   750,000   Grand Rapids, Michigan, Building Authority,
                Refunding and Improvement Revenue,
                5.500% due 04/01/2013                            A+          A1              737,813
 1,000,000   Hastings, Michigan, School District, GO,
                (FGIC Insured, Q-SBLF),
                5.625% due 05/01/2018                           AAA         Aaa              992,500
   950,000   Hudsonville Public Schools, Michigan, Series
                B, GO, (FGIC Insured),
                6.000% due 05/01/2014                           AAA         Aaa              991,563
 1,000,000   Kalamazoo, Michigan, City School District,
                GO, (FGIC Insured),
                5.700% due 05/01/2016                           AAA         Aaa            1,015,000
   500,000   Kenowa Hills, Michigan, Public Schools, GO,
                (MBIA Insured),
                5.625% due 05/01/2010                           AAA         Aaa              512,500




   500,000   Lansing Board of Water & Light, (Water Supply
                & Electric Utility Systems Revenue),
                Series A,
                6.200% due 07/01/2004                            AA          Aa              546,875
   890,000   Lansing Sewer Disposal Systems Revenue,
                (FGIC Insured),
                5.700% due 05/01/2009                           AAA         Aaa              904,462
 1,000,000   Lincoln Consolidated School District,
                Michigan, GO, (FGIC Insured, Q-SBLF),
                5.800% due 05/01/2014                           AAA         Aaa            1,010,000
   700,000   Livonia Public School District, Michigan, GO,
                (FGIC Insured),
                5.125% due 05/01/2022                           AAA         Aaa              651,875
 1,000,000   Michigan Higher Education, Student Loan
                Authority, (AMBAC Insured), Series XII-M,
                4.900% due 03/01/2002                           AAA         N/R            1,002,500
 1,000,000   Michigan Municipal Bond Authority Revenue,
                State Revolving Fund,
                6.500% due 10/01/2011                            AA          Aa            1,122,500
   600,000   Michigan Public Power Agency Revenue,
                (Belle River Project), Series A,
                5.250% due 01/01/2018                           AA-          A1              565,500
 1,000,000   Michigan State Comprehensive Transportation
                Revenue, Series A, (MBIA Insured),
                5.250% due 08/01/2012                           AAA         Aaa              981,250
 1,000,000   Michigan State Hospital Financing Authority
                Revenue, (Henry Ford Continuing Care),
                6.750% due 07/01/2011                            AA          Aa            1,067,500
 1,000,000   Michigan State Housing Development Authority,
                Series A, 6.450% due 12/01/2014                 AA+          NR            1,033,750
 1,000,000   Michigan State Trunk Line Highway Revenue,
                Series A, (FGIC Insured),
                5.500% due 11/01/2016                           AAA         Aaa              985,000
 1,000,000   Northview, Michigan, Public School District,
                GO, (MBIA Insured, Q-SBLF),
                5.800% due 05/01/2021                           AAA         Aaa            1,013,750
   650,000   Novi, Michigan, Community School District,
                GO, (FGIC Insured, Q-SBLF),
                5.300% due 05/01/2014                           AAA         Aaa              624,812
   500,000   Oakland Community College, Michigan,
                Refunding and Improvement, GO, (MBIA
                Insured),
                5.250% due 05/01/2018                           AAA         Aaa              475,625




 1,000,000   Plymouth-Canton, Michigan, Community School
                District, GO, Series A,
                6.625% due 05/01/2016                            AA          Aa            1,058,750
 1,000,000   Redford, Michigan, Unified School District,
                GO, (FGIC Insured, Q-SBLF),
                5.750% due 05/01/2011                           AAA         Aaa            1,026,250
   500,000   Rochester Community School District,
                Michigan, GO, Pre-refunded, (Q-SBLF),
                6.500% due 05/01/2002                            AA          NR              544,375
   600,000   Royal Oak, Michigan, Hospital Finance
                Authority, Hospital Revenue, (William
                Beaumont Hospital), Series G,
                5.500% due 11/15/2013                            AA          Aa              595,500
 1,000,000   Saint Johns, Michigan, Public Schools
                District, GO, (FGIC Insured, Q-SBLF),
                5.625% due 05/01/2020                           AAA         Aaa              993,750
 1,000,000   South Redford, Michigan, School District, GO,
                (FGIC Insured, Q-SBLF),
                5.350% due 05/01/2010                           AAA         Aaa              996,250
   600,000   University of Michigan, Hospital Revenue,
                Series A, 5.500% due 12/01/2021                  AA          Aa              577,500
 1,000,000   Waterford Township School District, Michigan,
                GO, (FGIC Insured),
                6.250% due 06/01/2010                           AAA         Aaa            1,061,250
 1,000,000   West Bloomfield School District, Michigan,
                GO, (MBIA Insured),
                5.125% due 05/01/2014                           AAA         Aaa              950,000
   500,000   Willow Run, Michigan, Community Schools, GO,
                (AMBAC Insured, Q-SBLF),
                5.000% due 05/01/2016                           AAA         Aaa              466,250
 1,000,000   Ypsilanti, Michigan, School District, GO,
                (FGIC Insured, Q-SBLF),
                5.750% due 05/01/2020                           AAA         Aaa            1,002,500
                                                                                         -----------
  TOTAL MUNICIPAL BONDS AND NOTES (Cost $33,280,787)                                      33,779,437
                                                                                         -----------

Shares                                                                                         Value
------                                                                                         -----
SHORT-TERM INVESTMENTS -- 5.9%
1,703,273    Dreyfus Tax-Exempt Cash Management Fund                                       1,703,273
  459,514    Navigator Tax-Free Money Market Fund                                            459,514
                                                                                        ------------
  TOTAL SHORT-TERM INVESTMENTS (Cost $2,162,787)                                           2,162,787
                                                                                        ------------

  TOTAL INVESTMENTS (Cost $35,443,574*)                                     98.8%         35,942,224
  OTHER ASSETS AND LIABILITIES (Net)                                         1.2             452,675
                                                                           -----        ------------
  NET ASSETS                                                               100.0%       $ 36,394,899
                                                                           =====        ============

----------------
* Aggregate cost for Federal tax purposes.


ABBREVIATIONS:

AMBAC  -- American Municipal Bond Assurance Corporation
FGIC   -- Federal Guaranty Insurance Corporation
GO     -- General Obligation Bonds
MBIA   -- Municipal Bond Investors Assurance
Q-SBLF -- Qualified School Bond Loan Fund

See Notes to Financial Statements.



Munder Tax-Free Bond Fund
Portfolio of Investments, December 31, 1996 (Unaudited)

                                                                     Rating
Principal                                                        ------------------
Amount                                                            S&P       Moody's          Value
----------                                                      -------     --------     ----------


MUNICIPAL BONDS AND NOTES -- 98.2%
Arizona -- 2.0%
$2,000,000   Arizona State University Student Fee Revenue,
                Pre-refunded,
                7.000% due 07/01/2002                            AA        Aaa           $ 2,257,500
 1,600,000   Phoenix, Arizona Water Systems Revenue, ETM,
                8.000% due 06/01/2003                           AAA        Aaa             1,894,000
                                                                                         -----------
                                                                                           4,151,500
                                                                                         -----------

California -- 2.0%
 2,905,000   Perris, California Community Facilities
                Revenue, ETM,
                8.750% due 10/01/2021                            NR        Aaa             4,045,213
                                                                                         -----------

Connecticut -- 1.1%
 2,000,000   Connecticut State Transportation
                Infrastructure,
                Special Tax Obligation Revenue,
                Pre-refunded,
                6.750% due 06/01/2003                           AAA         NR             2,230,000
                                                                                         -----------

Florida -- 23.0%
             Florida State, Board of Education:
  2,000,000    Administrative Capital Revenue,
                8.400% due 06/01/2007                            AA         Aa             2,515,000
  6,210,000    Capital Outlay, Refunding, Public
                Education,
                GO, Series A,
                5.500% due 06/01/2019                            AA         Aa             6,147,900
  2,500,000  Florida State Turnpike Authority Revenue,
                Department of
                Transportation, Series A, (FGIC Insured),
                5.500% due 07/01/2012                           AAA        Aaa             2,503,125
             Gainesville, Florida, Utility Systems
                Revenue:
  2,465,000     ETM,
                8.125% due 10/01/2014                           AAA        Aaa             3,075,088
  3,000,000     Series A,
                6.500% due 10/01/2012                            AA         Aa             3,371,250
  3,000,000  Hillsborough County, Florida, School District
                Revenue, (MBIA Insured),
                7.000% due 08/15/2005                           AAA        Aaa             3,438,750
  5,000,000  Orlando, Florida, Utilities Commission, Water
                and Electric Revenue Refunding, Series D,
                6.750% due 10/01/2017                           AA-         Aa             5,831,250
  1,375,000  Orlando & Orange Counties, Florida,
                Expressway Authority Revenue, ETM, (FGIC
                Insured),
                6.750% due 07/01/2019                           AAA        Aaa             1,502,187
  4,135,000  Palm Beach County, Florida, GO,
                6.750% due 07/01/2011                            AA         Aa             4,688,056




             Port Everglades, Florida, Port Authority
                Revenue, ETM:
  4,460,000    7.500% due 11/01/2006                            AAA        Aaa             5,023,075
  7,600,000    7.125% due 11/01/2016                            AAA        Aaa             8,920,500
                                                                                         -----------
                                                                                          47,016,181
                                                                                         -----------

Georgia -- 10.6%
             Georgia State, GO:
  4,500,000    7.400% due 08/01/2007                            AA+        Aaa             5,428,125
  2,000,000    Series B,
               6.250% due 03/01/2011                            AA+        Aaa             2,210,000
  2,450,000    Series C,
               7.500% due 04/01/2001                            AA+        Aaa             2,750,125
  5,130,000  Georgia State, Municipal Electric Power
               Authority Revenue,
               6.500% due 01/01/2012                              A          A             5,662,238
  5,100,000  Metro Atlanta Rapid Transit Authority,
               Series K,
               6.250% due 07/01/2018                            AA-         A1             5,565,375
                                                                                         -----------
                                                                                          21,615,863
                                                                                         -----------

Hawaii -- 1.2%
  2,000,000  Honolulu, Hawaii, GO,
               7.350% due 07/01/2008                             AA         Aa             2,417,500
                                                                                         -----------
Illinois -- 4.3%
  1,000,000  Addison, Illinois, Single-family Mortgage
               Revenue, ETM,
               7.500% due 04/01/2011                            AAA         NR             1,160,000
  2,200,000  Chicago, Illinois, Public Building Commission
               Revenue, ETM,
               7.700% due 01/01/2006                            AAA         A1             2,616,240
  4,500,000  Illinois State, Sales Tax Revenue, Series P,
                6.500% due 06/15/2022                           AAA         A1             5,023,125
                                                                                         -----------
                                                                                           8,799,365
                                                                                         -----------
  Kansas -- 1.1%
  2,045,000  Shawnee County, Kansas, Series B, GO,
                Pre-refunded,
                7.375% due 09/01/2001                           AA+        Aaa             2,290,400
                                                                                         -----------
  Maryland -- 2.5%
  5,000,000  Maryland State, State and Local Facilities,
                Second Series, GO,
                5.000% due 10/15/2007                           AAA        Aaa             5,025,000
                                                                                         -----------




  Michigan -- 20.2%
  2,040,000  Avondale, Michigan, School District Revenue,
                8.250% due 05/01/2002                            AA         Aa             2,386,800
  2,600,000  Clarkston, Michigan, Community Schools
                District, GO,
                (FGIC Insured, Q-SBLF),
                5.550% due 05/01/2010                           AAA        Aaa             2,642,250
  1,840,000  Grand Rapids, Michigan, Community College,
                GO, (MBIA Insured),
                5.900% due 05/01/2019                           AAA        Aaa             1,879,100
  1,000,000  Grand Rapids, Michigan, Water Supply Revenue,
                Pre-refunded, (FGIC Insured),
                7.000% due 01/01/2000                           AAA        Aaa             1,092,500
  1,000,000  Lake Orion, Michigan, Community School
                District, Refunding, GO,
                (AMBAC Insured, Q-SBLF),
                5.800% due 05/01/2015                           AAA        Aaa             1,020,000
  4,980,000  Michigan Municipal Bond Authority Revenue,
                (Pooled Project), Series B,
                5.625% due 10/01/2019                            AA         Aa             4,936,425
  5,800,000  Michigan State, Building Authority Revenue,
                Series I,
                6.500% due 10/01/2004                           AA-         A1             6,445,250
  7,000,000  Michigan State, Environmental Protection
                Program, GO,
                6.250% due 11/01/2012                            AA         Aa             7,700,000
             Michigan State, Hospital Financing Authority
                Revenue:
  2,250,000    (Henry Ford Health System), (AMBAC
                Insured),
                6.000% due 09/01/2011                           AAA        Aaa             2,399,062
  3,000,000    McLaren Obligated Group, Pre-refunded,
                7.500% due 09/15/2001                            NR        Aaa             3,431,250
  5,840,000  Michigan State, Trunk Line, Series A,
                (FGIC Insured),
                5.625% due 11/01/2020                           AAA        Aaa             5,803,500
  1,515,000  Saline, Michigan, Area Schools District, GO,
                (FGIC Insured Q-SBLF),
                5.350% due 05/01/2010                           AAA        Aaa             1,513,106
                                                                                         -----------
                                                                                          41,249,243
                                                                                         -----------

   New Mexico -- 3.4%
  1,000,000  Albuquerque, New Mexico, Residential Mortgage
                Bonds, Series A, ETM,
                7.000% due 03/01/2004                            NR        Aaa             1,093,750




   4,455,000 Farmington, New Mexico, Power Authority
                Revenue, Pre-refunded,
                9.875% due 07/01/2005                           AAA        Aaa             5,824,913
                                                                                         -----------
                                                                                           6,918,663
                                                                                         -----------
  Ohio -- 1.6%
  2,000,000  Ohio State, GO,
                6.650% due 09/01/2009                            AA         Aa             2,277,500
  1,000,000  Ohio State Higher Education, Facilities
                Community Revenue, (Denison University
                Project),
                5.150% due 11/01/2008                            AA         A1               990,000
                                                                                         -----------
                                                                                           3,267,500
                                                                                         -----------
  Oklahoma -- 0.6%
  1,000,000  Blackwell, Oklahoma, Hospital and Trust
                Authority, First Mortgage Revenue,
                (Blackwell Regional Hospital), ETM,
                8.350% due 05/01/2009                           AAA         NR             1,237,500
                                                                                         -----------
  South Carolina -- 7.2%
  2,215,000  South Carolina, State Highway, Series B,
                5.650% due 07/01/2021                           AAA        Aaa             2,226,075
  5,000,000  South Carolina, State Public Service
                Authority Revenue,
                Series B, Pre-refunded,
                7.100% due 07/01/2001                           AAA        Aaa             5,612,500
  6,900,000  South Carolina, State Public Service
                Authority Revenue, Series A, (MBIA
                Insured),
                5.750% due 01/01/2022                           AAA        Aaa             6,951,750
                                                                                         -----------
                                                                                          14,790,325
                                                                                         -----------
  Tennessee -- 4.5%
             Shelby County, Tennessee:
  6,100,000    Refunding, Series A, GO,
                5.500% due 04/01/2009                           AA+         Aa             6,229,625
  2,800,000    Series A, GO,
                5.850% due 06/01/2017                           AA+         Aa             2,849,000
                                                                                         -----------
                                                                                           9,078,625
                                                                                         -----------

  Texas -- 6.3%
  2,000,000    Harris County, Texas,
                5.875% due 10/01/2006                            AA         Aa             2,132,500
  4,000,000    Houston, Texas, Airport Systems Revenue, ETM,
                9.500% due 07/01/2010                           AAA        Aaa             5,305,000




  2,495,000    Plano, Texas, Independent School District,
                GO, (PSFG),
                8.500% due 02/15/2004                           AAA        Aaa             3,053,256
  2,000,000   Spring, Texas, Independent School District
                Authority,
                GO, (PSFG),
                6.875% due 08/15/2009                           AAA        Aaa             2,282,500
                                                                                         -----------
                                                                                          12,773,256
                                                                                         -----------
  Virginia -- 2.0%
  2,000,000  Richmond, Virginia, Public Improvement,
                Series A, GO,
                5.500% due 01/15/2016                            AA         A1             1,990,000
  2,115,000  Virginia College Building Authority,
                Educational Facilities Revenue, (21st
                Century College Project),
                5.250% due 08/01/2016                            AA         Aa             2,035,688
                                                                                         -----------
                                                                                           4,025,688
                                                                                         -----------
  Washington -- 1.2%
  1,815,000  Douglas County, Washington, Public Utility
               District No. 1,
               GO, (Wells Hydroelectric Project),
               Pre-refunded, 8.750% due 09/01/2006               A+        Aaa             2,391,262
                                                                                         -----------
  Wisconsin -- 3.4%
  6,145,000  Wisconsin State, GO, Series B,
                7.000% due 05/01/2004                            AA         Aa             7,005,300
                                                                                         -----------
  TOTAL MUNICIPAL BONDS AND NOTES
    (Cost $190,652,940)                                                                  200,328,384
                                                                                         -----------




Shares                                                                                         Value
------                                                                                         -----
SHORT-TERM INVESTMENTS -- 0.2%
    171,534  Dreyfus Tax-Exempt Cash Management Fund                                         171,534
    280,698  Navigator Tax-Free Money Market Fund                                            280,698
                                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS                                                                 452,232
                                                                                        ------------
    (Cost $452,232)
TOTAL INVESTMENTS (Cost $191,105,172*)                                       98.4%       200,780,616
OTHER ASSETS AND LIABILITIES (Net)                                            1.6          3,284,867
                                                                            -----       ------------
  NET ASSETS                                                                100.0%      $204,065,483
                                                                            =====       ============

----------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:



AMBAC  -- American Municipal Bond Assurance Corporation
ETM    -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
GO     -- General Obligation Bonds
MBIA   -- Municipal Bond Investors Assurance
PSFG   -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

See Notes to Financial Statements.



Munder Tax-Free Intermediate Bond Fund
Portfolio of Investments, December 31, 1996 (Unaudited)


                                                                     Rating
Principal                                                        ------------------
Amount                                                            S&P       Moody's          Value
----------                                                      -------     --------     ----------
MUNICIPAL BONDS AND NOTES -- 98.3%
Alabama -- 2.1%
 $6,265,000  Alabama State Public School and College
                Authority Revenue, Series A,
                5.750% due 08/01/2003                           AA-         Aa          $  6,648,731
                                                                                        ------------

Arizona -- 3.9%
  5,525,000  Arizona State Transportation Board, Highway
                Revenue, Series A,
                6.000% due 07/01/2000                            AA         Aa             5,815,063
             Phoenix, Arizona, Civic Improvement
                Corporation, Wastewater System Revenue,
                Pre-refunded:
  4,000,000    6.000% due 07/01/2003                            AAA         NR             4,370,000
  2,000,000    6.125% due 07/01/2003                            AAA         NR             2,200,000
                                                                                        ------------
                                                                                          12,385,063
                                                                                        ------------

California -- 4.7%
  6,100,000  Los Angeles County, California, Metropolitan
                Transportation Authority,
                Sales Tax Revenue, Series B, (AMBAC
                Insured),
                8.000% due 07/01/2003                           AAA        Aaa             7,243,750
  6,070,000  Sacramento County, California, Sanitation
                District Financing Authority Revenue,
                9.000% due 12/01/2002                            AA         Aa             7,458,513
                                                                                        ------------
                                                                                          14,702,263
                                                                                        ------------

Colorado -- 1.0%
  3,000,000  Poudre Valley, Colorado, Hospital District,
                Hospital Revenue, (AMBAC Insured),
                Pre-refunded,
                6.625% due 12/01/2001                           AAA        Aaa             3,300,000
                                                                                        ------------

Florida -- 7.4%
  3,900,000  Dade County, Florida, Aviation Revenue,
                Series X,
                5.300% due 10/01/2002                             A         Aa             4,041,375
  6,500,000  Florida State, Board of Education, Capital
                Outlay, Series D,
                6.000% due 06/01/2005                            AA         Aa             7,036,250
             Jacksonville, Florida, Electric Authority
                Revenue:
  5,000,000    Bulk Power Supply System Sherer, Series
                4-1-A, Pre-refunded,
                6.750% due 10/01/2000                            AA        Aaa             5,481,250




             Jacksonville, Florida, Electric Authority
               Revenue (Continued):
  3,100,000    St. John's River Power Park System, Series
               10,
               6.500% due 10/01/2003                             AA        Aa1             3,425,500
  3,000,000  Orlando, Florida, Utilities Commission, Water
                and Electric Revenue,
                Series A, Pre-refunded,
               6.500% due 10/01/2001                            AA-        Aaa             3,307,500
                                                                                        ------------
                                                                                          23,291,875
                                                                                        ------------

Georgia -- 1.1%
  3,000,000  Georgia State, GO, Series D,
                7.400% due 08/01/1999                           AA+        Aaa             3,243,750
                                                                                        ------------

Hawaii -- 3.5%
             Hawaii State, GO:
  3,000,000    Series BS, Pre-refunded,
                7.125% due 09/01/2000                            AA        Aaa             3,315,000
  3,000,000    Series BZ,
                6.250% due 10/01/2002                            AA         Aa             3,236,250
  3,650,000  Honolulu, Hawaii, City and County, GO,
                Series A, ETM,
                10.000% due 08/01/2000                           AA        Aaa             4,325,250
                                                                                        ------------
                                                                                          10,876,500
                                                                                        ------------

Illinois -- 2.9%
  3,500,000  Chicago, Illinois, Metropolitan Water
                District,
                Capital Improvement,
                6.700% due 01/01/2003                            AA         Aa             3,863,125
  5,000,000  Metropolitan Pier & Exposition Authority,
                Illinios Dedicated State Tax Revenue,
                (McCormick Plan Exposition), (AMBAC
                Insured),
                5.750% due 06/15/2002                           AAA        Aaa             5,187,500
                                                                                        ------------
                                                                                           9,050,625
                                                                                        ------------

Maryland -- 5.4%
             Montgomery County, Maryland, Consolidated
                Public Improvement, GO:
  4,000,000    Series A,
                5.200% due 10/01/2001                           AAA        Aaa             4,140,000
  3,750,000    Series B,
                6.875% due 10/01/2000                           AAA        Aaa             4,082,812




  5,000,000  Prince George's County, Maryland,
                Consolidated Public Improvement, GO, (MBIA
                Insured),
                6.250% due 01/01/2005                           AAA        Aaa             5,493,750
  3,030,000  Washington County, Maryland, Suburban
                Sanitation District, General Construction,
                GO, Series 1,
                6.900% due 06/01/2000                           AAA        Aaa             3,329,212
                                                                                        ------------
                                                                                          17,045,774
                                                                                        ------------

Massachusetts -- 5.3%
  5,000,000  Massachusetts Bay Transportation Authority,
                Series B, Pre-refunded,
                7.800% due 03/01/2001                            A+        Aaa             5,693,750
             Massachusetts Water Resource Authority
                Revenue,
                Series A, Pre-refunded:
  3,675,000     7.500% due 04/01/2000                           AAA        Aaa             4,088,438
  6,000,000     6.750% due 07/15/2002                           AAA        Aaa             6,735,000
                                                                                        ------------
                                                                                          16,517,188
                                                                                        ------------

Michigan -- 29.8%
  2,500,000  Caledonia, Michigan, Community Schools,
                (AMBAC Insured), Pre-refunded,
                6.700% due 05/01/2002                           AAA        Aaa             2,790,625
  9,200,000  Chippewa Valley, Michigan, Schools, GO,
                (FGIC Insured, Q-SBLF), Pre-refunded,
                6.375% due 05/01/2001                           AAA        Aaa            10,005,000
             Gaylord, Michigan, Community Schools, GO:
  1,075,000    7.000% due 05/01/2001                             AA         Aa             1,179,813
  2,350,000    Pre-refunded,
                6.600% due 05/01/2002                            AA         Aa             2,605,562
  2,400,000  Grand Rapids, Michigan, Public Schools, GO,
                8.000% due 05/01/1999                           AA-         Aa             2,598,000
  2,325,000  Kentwood, Michigan, Public School District,
                GO, Pre-refunded,
                7.150% due 05/01/1999                            A+         NR             2,516,812
  2,000,000  Livonia, Michigan, Public Schools, (FGIC
                Insured),
                Series II, Pre-refunded,
                6.300% due 05/01/2002                           AAA        Aaa             2,195,000




             Michigan State Building Authority Revenue,
                Series I:
  5,000,000     6.500% due 10/01/2004                           AA-         A1             5,556,250
                (AMBAC Insured):
  5,000,000     6.250% due 10/01/2003                           AAA        Aaa             5,450,000
  5,600,000     6.000% due 10/01/2006                           AAA        Aaa             6,034,000
             Michigan State Comprehensive Transportation
                Revenue,
  3,000,000     Series 1988-I, Pre-refunded,
                7.625% due 09/01/1998                           AA-         NR             3,232,500
             Michigan State Hospital Finance Authority
                Revenue, Pre-refunded:
  1,000,000     McLaren Obligated Group, Series A,
                7.500% due 09/15/2001                            NR        Aaa             1,143,750
  2,900,000    Oakwood Hospital Obligated Group, (FGIC
                Insured),
                7.000% due 07/01/2000                           AAA        Aaa             3,200,875
             Michigan State Trunk Line Highway Revenue:
                Series A:
  3,160,000     5.625% due 10/01/2003                           AA-         A1             3,310,100
  7,000,000     Pre-refunded,
                7.000% due 08/15/1999                           AAA         NR             7,612,500
  2,300,000     Series B,
                5.400% due 11/15/2001                           AA-         A1             2,380,500
  1,000,000  Okemos, Michigan, Public School District, GO,
                Series I,
                6.400% due 05/01/2001                            AA         Aa             1,078,750
  6,875,000  Plymouth-Canton, Michigan, Community School
                District,
                Series B, (Q-SBLF), GO, Pre-refunded,
                6.800% due 05/01/2001                            AA         Aa             7,545,312
             Rochester Community School District,
                Michigan, GO:
  3,350,000     6.000% due 05/01/2002                            AA         Aa             3,563,563
  2,000,000     Pre-refunded,
                6.500% due 05/01/2002                            AA         NR             2,177,500
  5,000,000  Royal Oak, Michigan, Hospital Finance
                Authority Revenue, (William Beaumont
                Hospital), Series C, Pre-refunded,
                7.200% due 01/01/1999                            NR        Aaa             5,387,500
  1,250,000  Troy, Michigan, City School District, GO,
                7.000% due 05/01/2001                            AA         Aa             1,375,000
  3,000,000  University of Michigan, Hospital Revenue,
                Series A,
                7.500% due 12/01/2001                            AA         Aa             3,371,250




  6,750,000  Western Michigan University Revenue,
                Series A,
                (AMBAC Insured), Pre-refunded,
                6.500% due 07/15/2001                           AAA        Aaa             7,425,000
                                                                                        ------------
                                                                                          93,735,162
                                                                                        ------------
Minnesota -- 1.2%
  3,500,000  Minnesota State, GO, Pre-refunded,
                6.250% due 08/01/2002                           AAA        Aaa             3,788,750
                                                                                        ------------

Nevada -- 0.5%
  1,465,000  Clark County, Nevada School District,
                Building and Renovation, Series B, (FGIC
                Insured),
                5.500% due 06/15/2002                           AAA        Aaa             1,523,600
                                                                                        ------------

New York -- 1.8%
  5,000,000  New York State, Local Assistance Corporation,
                Series A, Pre-refunded,
                7.250% due 04/01/2001                           AAA        Aaa             5,618,750
                                                                                        ------------

Pennsylvania -- 1.7%
  5,000,000  Pennsylvania State, GO, Series 3,
                6.000% due 11/15/2003                           AA-         A1             5,400,000
                                                                                        ------------

Rhode Island -- 1.8%
  5,100,000  Rhode Island Depositors Economic Protection
                Corporation, Special Obligation, Series A,
                Pre-refunded,
                6.950% due 08/01/2002                           AAA        Aaa             5,763,000
                                                                                        ------------

South Carolina -- 7.4%
  4,500,000  South Carolina Capital Improvement, Series A,
                6.200% due 02/01/2000                           AAA        Aaa             4,764,375
             South Carolina State Public Service Authority
                Revenue, Pre-refunded:
                Santee Cooper, Series D, (AMBAC Insured):
  2,615,000     6.625% due 07/01/2002                           AAA        Aaa             2,915,725
  2,440,000     6.500% due 07/01/2002                           AAA        Aaa             2,705,350
  4,500,000     Series B,
                6.500% due 07/01/2001                           AAA        Aaa             4,944,375
  7,000,000  York County, South Carolina, Public
                Facilities Corporation, COP, Pre-refunded,
                7.500% due 06/01/2001                            NR        Aaa             7,962,500
                                                                                        ------------
                                                                                          23,292,325
                                                                                        ------------




Texas -- 8.5%
  1,750,000  Dallas County, Texas, GO,
                5.500% due 08/15/2002                           AAA        Aaa             1,841,875
  2,100,000  Dallas, Texas, GO, ETM,
                7.000% due 05/01/2004                           AAA        Aaa             2,407,125
  3,070,000  Dallas, Texas, Waterworks and Sewer Authority
                Revenue,
                7.750% due 04/01/2003                            AA         Aa             3,572,712
  4,085,000  Harris County, Texas, Toll Road, Series A,
                (AMBAC Insured), Pre-refunded,
                6.500% due 08/15/2002                           AAA        Aaa             4,529,244
  2,175,000  Plano, Texas, Independent School District,
                GO, (PSFG),
                8.500% due 02/15/2003                           AAA        Aaa             2,615,438
  3,500,000  Tarrant County, Texas, Water Control Revenue,
                Pre-refunded,
                6.000% due 03/01/2001                            AA        Aaa             3,696,875
  3,000,000  Texas National Research Laboratory
                Commission, Lease Revenue, (Superconducting
                Super Collider Project), Pre-refunded,
                6.550% due 12/01/2001                           AAA        Aaa             3,315,000
  4,500,000  Texas State, GO, Series A, ETM,
                6.100% due 08/01/2001                           AAA        Aaa             4,798,125
                                                                                        ------------
                                                                                          26,776,394
                                                                                        ------------
Virginia -- 5.0%
  3,200,000  Chesapeake, Virginia, Public Improvement
                Revenue,
                7.000% due 05/01/2004                            AA         Aa             3,648,000
  1,600,000  Chesapeake, Virginia, Water & Sewer Revenue,
                7.000% due 12/01/2005                            AA         Aa             1,858,000
  4,870,000  Hampton, Virginia, Public Improvement
                Revenue, Series C,
                6.000% due 08/01/2003                           AA-         Aa             5,259,600
  2,500,000  Roanoke, Virginia, Industrial Development
                Authority, Hospital Revenue,
                Carilion Health Systems, Pre-refunded,
                7.500% due 07/01/2000                            A+        Aaa             2,793,750
  2,190,000  Virginia State, Transportation Board Contract
                Revenue, Series B, (U.S. Route 58
                Corridor),
                5.200% due 05/15/2002                            AA         Aa             2,263,913
                                                                                        ------------
                                                                                          15,823,263
                                                                                        ------------




Wisconsin -- 3.3%
  4,000,000  Wisconsin State, GO, Series C, Pre-refunded,
                6.250% due 05/01/2003                            AA        Aaa             4,335,000
  5,775,000  Wisconsin State Transportation,
                Series B, Pre-refunded,
                5.750% due 07/01/2002                           AAA         NR             6,092,625
                                                                                        ------------
                                                                                          10,427,625
                                                                                        ------------
  TOTAL MUNICIPAL BONDS AND NOTES
    (Cost $300,569,293)                                                                  309,210,638
                                                                                        ------------


Shares
----------
SHORT-TERM INVESTMENT -- 0.1% (Cost $240,156)
240,156      Navigator Tax-Free Money Market Fund                                            240,156
                                                                                        ------------

TOTAL INVESTMENTS (Cost $300,809,449*)                                      98.4%        309,450,794
OTHER ASSETS AND LIABILITIES (Net)                                           1.6           5,000,833
                                                                          ------        ------------
  NET ASSETS                                                               100.0%       $314,451,627
                                                                          ======        ============

----------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:

AMBAC  -- American Municipal Bond Assurance Corporation
COP    -- Certificates of Participation
ETM    -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
GO     -- General Obligation Bonds
MBIA   -- Municipal Bond Investors Assurance
PSFG   -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Board Loan Fund

See Notes to Financial Statements.




Munder Cash Investment Fund
Portfolio of Investments, December 31, 1996 (Unaudited)

                                                                     Rating
Principal                                                        ------------------
Amount                                                            S&P       Moody's          Value
----------                                                      -------     --------     ----------


CERTIFICATES OF DEPOSIT -- 20.2%

  $25,000,000 Bank Tokyo Mitsubishi,
                5.460% due 02/28/1997                            A1/A+      P1/Aa2      $ 25,000,000
   45,000,000 Bayerische Vereinsbank,
                5.380% due 01/21/1997                           A1+/NR      P1/Aa1        45,000,000
   25,000,000 Caisse National de Credit Agricole,
                5.750% due 12/03/1997                           A1+/AA      P1/Aa1        25,000,000
   40,000,000 Canadian Imperial Bank of Commerce, NY,
                5.410% due 01/13/1997                           A1+/AA-     P1/Aa3        40,000,000
   25,000,000 Sanwa Bank,
                5.510% due 03/10/1997                            A1/A       P1/Aa3        25,000,000
   30,000,000 Societe Generale,
                5.500% due 01/10/1997                           A1+/AA-     P1/Aa2        30,000,000
   15,000,000 Union Bank Corporation,
                5.560% due 02/18/1997                            A1/A       P1/A1         15,000,000
                                                                                        ------------
  TOTAL CERTIFICATES OF DEPOSIT
    (Cost $205,000,000)                                                                  205,000,000
                                                                                        ------------

COMMERCIAL PAPER -- 55.4%

  21,000,000 Ameritech Corporation,
                5.410% due 01/28/1997+                          A1+/AA+    P1/Aa2         20,914,793
  15,000,000 B.A.T. Capital Corporation,
                5.400% due 01/15/1997+                           A1/A+      P1/A2         14,968,500
  20,000,000 Caterpillar Inc.,
                5.600% due 01/09/1997+                           A1/A       P1/A2         19,975,111
  40,000,000 Corporate Asset Fund,
                5.300% due 01/30/1997+                          A1+/AAA     P1/NR         39,829,222
  25,000,000 First Chicago Corporation,
                5.340% due 01/30/1997+                           A1/NR      P1/NR         24,892,458
             General Motors Acceptance Corporation:
  25,000,000    5.570% due 02/04/1997+, +++                      A2/A-      P1/A3         24,868,486
  20,000,000    5.620% due 03/17/1997+, +++                      A2/A-      P1/A3         19,765,833
  45,000,000 Golden Managers Acceptance Corporation,
                5.450% due 01/22/1997+, +++                     A1+/NR      NR/NR         44,856,937
             Gotham Funding Corporation:
  25,000,000    5.400% due 01/27/1997+                           A1/NR      P1/NR         24,913,750
  20,000,000    5.370% due 05/19/1997+                           A1/NR      P1/NR         19,588,300
  40,000,000 National Rural Utilities Cooperative
                Finance Corporation,
                5.310% due 01/13/1997+                          A1+/AA     P1/Aa3         39,929,200
  50,000,000 New Center Asset Trust,
                7.000% due 01/02/1997+                          A1+/NR      P1/NR         49,990,278




  40,000,000 PHH Corporation,
                5.370% due 01/21/1997+                           A1/A+      P1/A2         39,880,667
  30,000,000 Philip Morris Companies, Inc.,
                6.300% due 01/02/1997+                           A1/A       P1/A2         29,994,750
             Sanwa Business Credit Company:
  25,000,000    5.370% due 01/09/1997+, +++                      A2/A-     P1/Aa3          24,970,167
  20,000,000    5.380% due 01/27/1997+, +++                      A2/A-     P1/Aa3          19,922,289
             Swedish Export Credit Company:
  25,000,000    5.310% due 01/06/1997+                           A1+/AA+   P1/Aa3          24,981,563
  20,000,000    5.320% due 02/18/1997+                           A1+/AA+   P1/Aa3          19,858,133
  15,000,000 Strategic Asset Funding Corporation,
                5.700% due 01/31/1997+                           A1/NR      P1/NR          14,928,750
  45,000,000 TransAmerica Financial Corporation,
                5.420% due 01/03/1997+                           A1/A       P1/A2          44,986,450
                                                                                        -------------
  TOTAL COMMERCIAL PAPER
    (Cost $564,015,637)                                                                   564,015,637
                                                                                        -------------

U.S. GOVERNMENT AGENCY OBLIGATION -- 2.0%
      (Cost $20,000,000)
20,000,000   Federal Home Loan Bank,
                4.905% due 02/04/1997++                                                   20,000,000
                                                                                        ------------

REPURCHASE AGREEMENTS -- 22.7%

  50,000,000 Agreement with Lehman Brothers Holdings Inc., 6.250%
                dated 12/31/1996 to be repurchased at $50,017,361
                on 01/02/1997, collateralized by $244,310,000 U.S.
                Treasury Notes, 8.500%-8.750% due 02/15/2020
                through 05/15/2020 (value $51,000,574)                                    50,000,000
  31,325,000 Agreement with Merrill Lynch & Company, Inc., 6.000%
                dated 12/31/1996 to be repurchased at $31,335,442
                on 01/02/1997, collateralized by $30,580,000 U.S.
                Treasury Notes, 6.875% due 08/31/1999 (value $31,917,875)                 31,325,000
  50,000,000 Agreement with Morgan (J.P.) & Company, 5.750%
                dated 12/31/1996 to be repurchased at $50,015,972
                on 01/02/1997, collateralized by $43,590,000 U.S.
                Treasury Bonds, 8.125% due 05/15/2021 (value $51,000,300)                 50,000,000




  50,000,000 Agreement with Sanwa BGK Securities Company L.P., 6.700%
                dated 12/31/1996 to be repurchased at $50,018,611 on
                01/02/1997, collateralized by $50,258,000 U.S.
                Treasury Notes, 6.500% due 04/30/1997 (value $51,000,813)                 50,000,000
  50,000,000 Agreement with State Street Bank and Trust Company, 5.750%
                dated 12/31/1996 to be repurchased at $50,015,972 on
                01/02/1997, collateralized by $49,880,000 U.S.
                Treasury Notes, 6.000% due 08/31/1997 (value $51,002,300)                 50,000,000
                                                                                        ------------
  TOTAL REPURCHASE AGREEMENTS
    (Cost $231,325,000)                                                                  231,325,000
                                                                                        ------------

TOTAL INVESTMENTS (Cost $1,020,340,637*)                                      100.3%   1,020,340,637
OTHER ASSETS AND LIABILITIES (Net)                                             (0.3)      (3,220,938)
                                                                              -----   --------------
NET ASSETS                                                                    100.0%  $1,017,119,699
                                                                              =====   ==============

----------------
  * Aggregate cost for Federal tax purposes.
  + Rate represents annualized yield at date of purchase.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.
+++ Golden Manager Acceptance Corporation, rated D-1+ by Duff and Phelps,
    General Motors Acceptance Corporation, rated F1 by Fitch, and Sanwa Business Credit, rated D-1 by Duff and Phelps are defined as being "Eligible Securities" under Rule 2a-7 under the Investment Company Act of 1940, as amended.

See Notes to Financial Statements.



    Munder Money Market Fund
    Portfolio of Investments, December 31, 1996 (Unaudited)


                                                                       Rating
Principal                                                        -------------------
Amount                                                            S&P        Moody's         Value
----------                                                      ------     --------      ----------
CERTIFICATES OF DEPOSIT -- 21.8%

$5,000,000   Bank Tokyo Mitsubishi,
                5.600% due 01/03/1997                           A1/A+       P1/Aa2      $  5,000,000
  5,000,000  Bayerische Vereinsbank,
                5.380% due 01/21/1997                           A1+/NR      P1/Aa1         5,000,000
  5,000,000  Canadian Imperial Bank,
                5.410% due 01/13/1997                           A1+/AA-     P1/Aa3         5,000,000
  5,000,000  Societe Generale,
                5.500% due 01/10/1997                           A1+/AA-     P1/Aa2         5,000,000
                                                                                         -----------
  TOTAL CERTIFICATES OF DEPOSIT
    (Cost $20,000,000)                                                                    20,000,000
                                                                                         -----------

COMMERCIAL PAPER -- DISCOUNT -- 70.6%

  5,000,000  B.A.T. Capital Corporation,
                5.400% due 01/15/1997+                          A1/A+       P1/A2          4,989,500
  5,000,000  Eiger Capital Corporation,
                5.420% due 01/14/1997+                          A1+/NR      P1/NR          4,990,214
  5,000,000  First Chicago Corporation,
                5.570% due 01/02/1997+                          A1/NR       P1/NR          4,999,227
  5,000,000  Gannett Company Inc.,
                5.350% due 01/08/1997+                          A1/A+       P1/A2          4,994,799
  5,000,000  Golden Managers Acceptance Corporation,
                5.450% due 01/22/1997+,+++                      A1/NR       NR/NR          4,984,104
  5,000,000  Nestle Capital Corporation,
                5.530% due 03/27/1997+                          A1+/NR      P1/NR          4,934,715
  5,000,000  Lucent Technologies,
                5.350% due 01/16/1997+                          A1/A        P1/A2          4,988,854
  5,000,000  PHH Corporation,
                5.370% due 01/21/1997+                          A1/A+       P1/A2          4,985,083
  5,000,000  Sanwa Business Credit Corporation,
                5.380% due 01/13/1997+,+++                      A2/A-       P1/Aa3         4,991,033
  5,000,000  Sony Capital Corporation,
                5.340% due 01/24/1999+                          A1/A        P1/Aa3         4,982,942
  5,000,000  Strategic Asset Funding Corporation,
                5.500% due 01/31/1997+                          A1/NR       P1/NR          4,977,084
  5,000,000  Toshiba America Inc.,
                5.350% due 04/18/1997+                          A1/NR       P1/A1          4,920,493
  5,000,000  Transamerica Finance Corporation,
                5.380% due 01/09/1997+                          A1/A        P1/A2          4,994,022
                                                                                         -----------
  TOTAL COMMERCIAL PAPER -- DISCOUNT
    (Cost $64,732,070)                                                                    64,732,070
                                                                                         -----------





CORPORATE NOTE -- 4.4%
      (Cost $4,021,000)

Finance -- 4.4%
 4,021,000   Capital One Funding Corporation,
                5.840% due 07/01/2014++                                                    4,021,000
                                                                                         -----------
REPURCHASE AGREEMENT -- 3.1%   (Cost $2,877,000)

2,877,000          Agreement with Morgan (J.P.) & Company, 5.750%
                     dated 12/31/1996 to be repurchased at $2,877,919 on
                     01/02/1997,
                     collateralized by $2,323,000 U.S. Treasury Bonds, 8.750%
                     due 08/15/2020 (value $2,935,691)                                     2,877,000
                                                                                         -----------
  TOTAL INVESTMENTS  (Cost $91,630,070*)                                99.9%             91,630,070
  OTHER ASSETS AND LIABILITIES (Net)                                     0.1                  53,116
                                                                       -----           -------------
  NET ASSETS                                                           100.0%         $   91,683,186
                                                                       =====           =============

----------------
  * Aggregate cost for Federal tax purposes.
  + Rate represents annualized yield at date of purchase.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.
+++ Sanwa Business Credit Corporation and Golden Managers Acceptance
    Corporation, rated D-1 by Duff and Phelps, are defined as being "Eligible Securities" under Rule 2a-7 under the Investment Company Act of 1940, as amended.

See Notes to Financial Statements.


Munder Tax-Free Money Market Fund
Portfolio of Investments, December 31, 1996 (Unaudited)




                                                                       Rating
Principal                                                        -------------------
Amount                                                            S&P        Moody's         Value
----------                                                      ------     --------      ----------
MUNICIPAL BONDS AND NOTES -- 80.8%

Arizona -- 5.9%
$ 3,400,000  Apache County, Arizona, Industrial
                Development Authority, Industrial
                Development Revenue,
                (Tucson Electric -- 83C),
                (Bankers Trust Corporation, NY, LOC),
                4.100% due 12/15/2018+                          AA-         A1          $  3,400,000
             Pima County, Arizona, Industrial Development
                Authority Revenue:
  3,000,000    (Barclays Bank, LOC),
                4.200% due 03/15/2018+                          AA          Aa2            3,000,000
  1,000,000    (Brush Wellman Inc. Project),
                (National City Bank, LOC),
                4.300% due 09/01/2009+                          NR          NR             1,000,000
  3,000,000    (Tucson Electric Project), Series A,
                (Bank of America, LOC),
                4.100% due 07/01/2022+                          AA-         Aa3            3,000,000
  4,000,000  Pinal County, Arizona, Industrial Development
                Authority,
                Pollution Control Revenue, (Magma Copper
                Company Project), (Banque Nationale de
                Paris, LOC),
                4.150% due 12/01/2011+                          AA-         Aa1            4,000,000
                                                                                         -----------
                                                                                          14,400,000
                                                                                         -----------
Arkansas -- 2.5%
  6,000,000  Little Rock, Arkansas, Health Facilities
                Board, Hospital Revenue, (Southwest
                Hospital), (FGIC Insured),
                (SBPA -- Bank of Nova Scotia),
                4.050% due 10/01/2018+                          AAA         Aaa            6,000,000
                                                                                         -----------

California -- 6.8%
  8,000,000  California State School Cash Reserve Pool,
                Series A,
                (Industrial Bank of Japan, LOC),
                4.750% due 07/02/1997                           Sp1+        MIG1           8,034,535
  5,000,000  Los Angeles County, California, GO, Tax and
                Revenue Anticipation Notes, (Credit Suisse,
                NY, LOC; Morgan Guaranty Trust Company, NY,
                LOC),
                4.500% due 06/30/1997                           Sp1+        MIG1           5,017,084
  3,500,000  Upland California, Multi-family Housing
                Authority Revenue, (Upland Village Green
                Project),
                (Bank of Tokyo, LA, LOC),
                3.050% due 09/01/2010+                          NR          Aa3            3,500,000
                                                                                         -----------
                                                                                          16,551,619
                                                                                         -----------


Colorado -- 1.1%
 1,440,000   Cherry Creek, Colorado, Metropolitan District
                Number One, GO, (Dresdner Bank, A.G., NY,
                LOC),
                4.200% due 06/01/2006+                          A-1+        NR             1,440,000
    335,000  Clear Creek County, Colorado, Revenue Bond,
                (National Westminster Bank, LOC),
                4.050% due 06/01/1998+                          A-1+        NR               335,000
    935,000  Englewood, Colorado, Industrial Development
                Revenue,
                (Swedish Mob I Ltd. Project), (Mitsubishi
                Ltd., LOC),
                4.150% due 12/01/2010+                          AA-         NR               935,000
                                                                                         -----------
                                                                                           2,710,000
                                                                                         -----------
District of Columbia -- 3.6%
             District Of Columbia, Revenue, Aces,
                (Georgetown University),
                (SBPA -- Sanwa Bank):
  1,000,000    Series D,
                4.100% due 04/01/2017+                          A-1+        A1             1,000,000
  7,800,000    Series E,
                4.100% due 04/01/2018+                          A+          A1             7,800,000
                                                                                         -----------
                                                                                           8,800,000
                                                                                         -----------

Florida -- 5.6%
  1,000,000  Boca Raton, Florida, Industrial Development
                Authority,
                Revenue Bonds, (Parking Garage Project),
                (Bankers Trust Corporation, NY, LOC),
                4.375% due 12/01/2014+                          NR          NR             1,000,000
  5,100,000  Dade County, Florida, Housing Finance
                Authority, Multi-family Mortgage Revenue,
                (Miller Lake Apartments), Series L,
                (John Hancock Mutual Life Insured),
                4.350% due 02/01/2005+                          AA+         NR             5,100,000
  1,300,000  Florida Housing Finance Agency, Multi-family
                Housing Revenue Bonds, (Hampton Lakes),
                (CG Life, Inc., LOC),
                4.150% due 07/01/2008+                          AA          NR             1,300,000
  6,400,000  University of North Florida, Foundation,
                Inc., Capital Improvement Revenue, Series
                1994, (First Union National Bank of North
                Carolina, LOC),
                4.050% due 11/01/2024+                          NR          Aa3            6,400,000
                                                                                         -----------
                                                                                          13,800,000
                                                                                         -----------




Georgia -- 5.4%
    900,000  Dekalb County, Georgia, Industrial
                Development Authority, Obligation Revenue,
                (Dart Container Corporation Project),
                (National Westminster Bank, LOC),
                3.900% due 08/01/2011+                          NR          NR               900,000
  2,800,000  Dekalb County, Georgia, Private Hospital,
                Hospital Authority, Revenue Anticipation
                Certificates,
                (Egleston Childrens Health), Series A,
                (Suntrust Bank, Atlanta, GA, LOC),
                4.050 due 12/01/2017+                           AA-         Aa3            2,800,000
  6,995,000  Georgia Municipal Association Pool Board,
                Certificates of Participation, (MBIA
                Insured), (Credit Suisse, LOC),
                4.000% due 12/15/2020+                          AAA         Aaa            6,995,000
  2,400,000  Glynn-Brunswick, Georgia, Memorial Hospital
                Authority, Revenue Anticipation
                Certificates, (Southeast Georgia Project),
                (MBIA Insured),
                (Suntrust Bank, Atlanta, GA, LOC),
                3.650% due 08/01/2016+                          AAA         Aaa            2,400,000
                                                                                         -----------
                                                                                          13,095,000
                                                                                         -----------

Illinois -- 4.6%
  2,000,000  Chicago, Illinois, GO, (MBIA Insured),
                8.000% due 01/01/1997                           AAA         Aaa            2,040,000
    955,000  East Peoria, Illinois, Multi-family Housing
                Revenue, (Radnor/East Peoria Project),
                (Bank of Nova Scotia, LOC),
                4.250% due 06/01/2008+                          NR          Aa2              955,000
             Illinois State Development Finance Authority,
                Industrial Development Authority Revenue:
  3,000,000    (Catholic Charities Housing),
                (National Westminster Bank, LOC),
                4.200% due 01/01/2028+                          NR          Aa2            3,000,000
  4,000,000    (Lake Forest Academy Project), (Northern
                Trust Company, LOC),
                4.200% due 12/01/2024+                          AA-         NR             4,000,000
  1,200,000    (Saint Ignatius College),
                (Northern Trust Company, LOC),
                4.200% due 06/01/2024+                          AA-         NR             1,200,000
                                                                                         -----------
                                                                                          11,195,000
                                                                                         -----------

Indiana -- 6.3%
  5,000,000   Indiana State Bond Bank, Advanced Funding
                Notes,
                4.250% due 01/09/1997                           Sp1+        MIG1           5,000,652
  5,300,000  Indiana State Development Finance Authority
                Revenue, (Educational Facility -- Indiana
                Historical Society), (NBD Bank, Detroit,
                LOC),
                4.200% due 08/01/2031+                          AA-         NR             5,300,000
  5,000,000  Indianapolis, Indiana, Local Public
                Improvement Board, Series A,
                4.250% due 01/09/1997                           Sp1+        NR             5,000,470
                                                                                         -----------
                                                                                          15,301,122
                                                                                         -----------

Iowa -- 3.0%
  2,000,000   Cedar Rapids, Iowa, Pollution Control
                Revenue, Refunding Bonds, (Iowa Electric
                Light & Power Company), (Barclays Bank,
                LOC),
                4.250% due 11/01/2003+                          NR          NR             2,000,000
  5,300,000  Chillicothe, Iowa, Pollution Control Revenue,
                (Iowa Electric and Power Company),
                (Barclays Bank, LOC),
                4.250% due 11/01/2010+                          NR          NR             5,300,000
                                                                                         -----------
                                                                                           7,300,000
                                                                                         -----------

Maryland -- 2.8%
  3,400,000  Baltimore County, Maryland, Revenue Bonds,
                (Sheppard & Enoch Pratt Hospital),
                (Societe Generale, LOC),
                4.150% due 07/01/2022+                          NR          Aa2            3,400,000
             Maryland State Health & Higher Education,
                Facilities Authority Revenue:
    400,000    (Loyola College Issue), (Sanwa Bank, LOC),
                3.950% due 10/01/2010+                          A-1+        Aa3              400,000
  3,000,000    (Helix Health Hospital), Issue-A,
                (NationsBank, LOC),
                4.300% due 07/01/2026+                          A+          NR             3,000,000
                                                                                         -----------
                                                                                           6,800,000
                                                                                         -----------

Michigan -- 2.4%
  4,500,000  Grand Rapids, Michigan, Water Supply, (MBIA
                Insured), Pre-refunded,
                7.875% due 01/01/1998                           AAA         Aaa            4,773,561


  1,100,000  Michigan State Strategic Fund Limited,
                Obligation Revenue, (Community Care
                Properties Project), (National Bank of
                Detroit, LOC),
                4.250% due 09/01/2007+                          NR          NR             1,100,000
                                                                                         -----------
                                                                                           5,873,561
                                                                                         -----------
Mississippi -- 2.5%
  6,000,000  Lawrence County, Mississippi, Pollution
                Control Revenue,
                (Georgia Pacific Corporation Project),
                (Bank of Tokyo, NY, LOC),
                4.125% due 12/01/2000+                          NR          Aa3            6,000,000
                                                                                         -----------
Missouri -- 0.8%
  2,000,000  Columbia, Missouri, Special Obligation
                Reserve, Series A,
                (Toronto Dominion Bank, LOC),
                4.100% due 06/01/2008+                          NR          Aa2            2,000,000
                                                                                         -----------
Nebraska -- 2.9%
  2,000,000  Hamilton County, Nebraska, Industrial
                Development Authority Revenue,
                (The Iams Company Project), (NationsBank,
                LOC),
                4.350% due 07/01/2005+                          NR          NR             2,000,000
  5,000,000  Nebraska Educational Facilities Authority
                Revenue,
                Educational Equipment & Improvement,
                (FGIC Insured), (SBPA -- Mitsubishi Bank of
                New York exp. 04/15/1998),
                4.150% due 12/01/2000+                          AAA         Aaa            5,000,000
                                                                                         -----------
                                                                                           7,000,000
                                                                                         -----------
Nevada -- 2.8%
  6,962,000  Clark County, Nevada, Airport Improvement
                Revenue, Series A-1, (MBIA Insured), (SBPA
                -- National Westminster Bank, exp
                02/19/1999),
                4.000% due 07/01/2012+                          AAA         Aaa            6,962,000
                                                                                         -----------

North Carolina -- 0.8%
  2,000,000  Charlotte, North Carolina, Airport Revenue,
                Series A, (MBIA Insured), (SBPA --
                Commerzbank Aktiengeselexp, exp
                02/04/1997),
                4.000% due 07/01/2016+                          AAA         Aaa            2,000,000
                                                                                         -----------




Ohio -- 1.8%
 2,355,000   Cuyahoga County, Ohio, Industrial Development
                Revenue Refunding, (Curtiss Wright
                Project),
                (National City Bank, LOC),
                4.300% due 12/01/2008+                          NR          NR             2,355,000

 2,000,000   Summit County, Ohio, Bond Anticipation Notes,
                GO, Series C,
                4.375% due 11/20/1997                           NR          MIG1           2,012,370
                                                                                         -----------
                                                                                           4,367,370
                                                                                         -----------

South Dakota -- 0.5%
1,300,000    Lawrence County, South Dakota, Pollution
                Control Revenue, (Homestake Mining),
                (Bank of Nova Scotia, LOC),
                4.650% due 04/01/2003+                          AA-         Aa3            1,300,000
                                                                                         -----------

Tennessee -- 7.3%
  6,700,000  Chattanooga, Tennessee, Industrial
                Development Authority Revenue, (Market
                Street Ltd. Project), (ABN-Amro, LOC),
                4.300% due 12/15/2012+                          AAA         NR             6,700,000
  2,700,000  Clarkville, Tennessee, Public Building
                Authority, (NationsBank, TN, LOC),
                4.300% due 06/01/2024+                          A+          NR             2,700,000
  1,885,000  Greenville, Tennessee, Health & Educational
                Facilities Board Revenue, (Laughlin
                Memorial Hospital Inc. Project),
                (NationsBank, LOC),
                4.300% due 10/01/2014+                          NR          NR             1,885,000
  1,000,000  Hamilton County, Tennessee, Industrial
                Development Revenue Board, (Tennessee
                Aquarium -- Imax),
                (Bank of NY, LOC),
                4.300% due 03/01/2015+                          A+          Aa3            1,000,000
             Metropolitan Government Nashville and
                Davidson County, Tennessee, Health and
                Education Facilities Board:
  1,400,000    (Richland Place, Inc.), (Societe Generale,
                LOC),
                4.150% due 05/01/2023+                          NR          Aa1            1,400,000
  2,100,000    (West Mead Place Project), (NationsBank,
                GA, LOC)
                4.300% due 10/01/2015+                          A+          NR             2,100,000




  2,000,000  Metropolitan Government Nashville and
                Davidson County, Tennessee,
                Industrial Development Board Revenue,
                Multi-family Housing, (Arbor Crest
                Apartments), Series B, (NationsBank, GA,
                LOC),
                4.150% due 12/01/2007+                          NR          Aa3            2,000,000
                                                                                         -----------
                                                                                          17,785,000
                                                                                         -----------
Texas -- 7.1%
  8,700,000  Bexar County, Texas, Health Facilities,
                (RaboBank, Netherlands, LOC),
                4.000% due 07/01/2011+                          AAA         NR             8,700,000
  3,000,000  Lower Neches Valley Authority, Texas,
                (Neches River Treatment Project),
                (Mobil Oil Corporation),
                4.150% due 02/01/2004+                          A-1+        NR             3,000,000
             McAllen, Texas, Health Facilities:
  5,075,000    (Charter Palms Hospital Inc.),
                (Mitsubishi Bank Ltd., LOC),
                3.150% due 03/01/2007+                          NR          Aa3            5,075,000
    600,000  (McAllen Association No. 1), (Westpac
                Banking Corporation, LOC),
                4.000% due 12/01/2024+                          NR          NR               600,000
                                                                                         -----------
                                                                                          17,375,000
                                                                                         -----------

Utah -- 1.1%
  2,700,000  Salt Lake City, Utah, Industrial Development
                Revenue,
                (Leeds and Northup Company),
                (Wachovia Bank, Atlanta, GA, LOC),
                4.300% due 04/01/2008+                          NR          NR             2,700,000
                                                                                         -----------
Virginia -- 0.3%
    800,000  Tazwell County, Virginia, Industrial
                Development Authority Revenue, (Lowes
                Investment Corporation Project), (Wachovia
                Bank, LOC),
                3.650% due 09/01/2005+                          NR          NR               800,000
                                                                                         -----------

Washington -- 1.8%
  1,700,000  Port of Seattle, Washington, GO, (Wachovia
                Bank, LOC),
                4.150% due 01/01/2005+                          AA          Aa1            1,700,000





  2,800,000  Washington State, Public Power Supply
                Systems, (Nuclear Project No. 1), Series
                1A-1, (Bank of America, LOC),
                4.100% due 07/01/2017+                          A+          Aa3            2,800,000
                                                                                         -----------
                                                                                           4,500,000
                                                                                         -----------

Wisconsin -- 1.1%
2,200,000    Prairie, Wisconsin, Industrial Development
                Authority Revenue, (Milwaukee Valve Company
                Project), Series A, (National Bank of
                Detroit, LOC),
                4.400% due 11/01/2001+                          NR          NR             2,200,000
  600,000    Wisconsin State Health Facilities Authority
                Revenue, (Hope Sisters Obligation), Series
                G, (Morgan Guaranty Trust Company, LOC),
                4.150% due 12/01/2001+                          AAA         Aaa              600,000
                                                                                         -----------
                                                                                           2,800,000
                                                                                          -----------
  TOTAL MUNICIPAL BONDS AND NOTES (Cost $197,415,672)                                    197,415,672
                                                                                         -----------

COMMERCIAL PAPER -- 13.3%
  3,500,000  Burke County, GA, (Credit Suisse, LOC)
                3.500% due 01/23/1997                           A-1+        P1             3,500,000
  1,900,000    Burlington, Kansas, (Deutsche Bank, LOC),
                3.500% due 01/23/1997                           A-1+        NR             1,900,000
  2,500,000  Harris County, Texas Health Facilities
                Hospital Authority,
                (Societe Generale, LOC),
                3.650% due 01/14/1997                           A-1+        VMIG1          2,500,000
             Lincoln County, Wyoming,
                (Union Bank of Switzerland, LOC):
  4,500,000    3.450% due 01/07/1997                            A-1+        VMIG1          4,500,000
  3,500,000    3.450% due 01/22/1997                            A-1+        VMIG1          3,500,000
  4,100,000  Louisiana State, (Credit Local de France,
                LOC),
                3.400% due 02/06/1997                           A-1+        VMIG1          4,100,000
  5,000,000  San Antonio, Texas, (Morgan Guaranty Trust
                Company, Union Bank of Switzerland,
                & Toronto Dominion, LOC),
                3.500% due 01/22/1997                           A-1+        P1             5,000,000
  5,000,000  West Baton Rouge, Louisiana, (Dow Chemical,
                LOC),
                3.600% due 01/09/1997                           A-1+        P1             5,000,000
  2,500,000  West Orange Hospital, (RoboBank, LOC),
                3.500% due 02/06/1997                           NR          VMIG1          2,500,000
                                                                                         -----------
  TOTAL COMMERCIAL PAPER (Cost $32,500,000)                                               32,500,000
                                                                                         -----------


Shares                                                                                         Value
----------                                                                                     -----

SHORT-TERM INVESTMENT - 4.9% (Cost $11,968,376)

11,968,376   Dreyfus Tax-Exempt Cash Management Fund                                      11,968,376
                                                                                         -----------
  TOTAL INVESTMENTS (Cost $241,884,048*)                                     99.0%       241,884,048
  OTHER ASSETS AND LIABILITIES (Net)                                          1.0          2,429,267
                                                                             ----        -----------
  NET ASSETS                                                                100.0%      $244,313,315
                                                                            =====       ============

----------------
* Aggregate cost for Federal tax purposes.
+ Variable rate weekly demand notes are payable upon not more than seven calendar days' notice. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:



FGIC -- Federal Guaranty Insurance Corporation
 GO  -- General Obligation Bonds
LOC  -- Instruments supported by bank letter of credit
MBIA -- Municipal Bond Investors Assurance
SBPA -- Stand By Purchase Agreement

See Notes to Financial Statements.





Munder U.S. T  Treasury Money Market Fund
Portfolio of Investments, December 31, 1996 (Unaudited)



Principal
Amount                                                                                     Value
----------                                                                               ----------
U.S. TREASURY OBLIGATIONS -- 50.1%
     U.S. Treasury Bills -- 26.5%
$ 10,000,000                                 5.490    % due 01/23/1997+                  $ 9,967,733
  30,000,000                                5.310    % due 01/30/1997+                    29,878,626
  10,000,000                                5.470    % due 03/13/1997+                     9,896,360
  35,000,000                                5.270    % due 05/01/1997+                    34,409,083
                                                                                         -----------
                                                                                          84,151,802
                                                                                         -----------

U.S. Treasury Notes -- 23.6%
  25,000,000                                6.625    % due 03/31/1997                     25,061,202
  25,000,000                                6.125    % due 05/31/1997                     25,066,998
  25,000,000                                5.375    % due 11/30/1997                     24,964,072
                                                                                         -----------
                                                                                          75,092,272
                                                                                         -----------

  TOTAL U.S. TREASURY OBLIGATIONS (Cost $159,244,074)                                    159,244,074
                                                                                         -----------
REPURCHASE AGREEMENTS -- 50.1%
15,000,000   Agreement with CS First Boston Corporation, 5.750%
                dated 12/31/1996 to be repurchased at $15,004,792 on 01/02/1997, collateralized by $15,114,000 U.S. Treasury Notes, 6.125% due
                05/15/1998
                (value $15,302,472)                                                       15,000,000
15,000,000   Agreement with Goldman Sachs & Company, 6.450%
                dated 12/31/1996 to be repurchased at $15,005,375 on 01/02/1997, collateralized by $11,700,000 U.S. Treasury Bonds, 10.375% due
                11/15/2012
                (value $15,303,600)                                                       15,000,000
 75,000,000  Agreement with Lehman Brothers Inc., 6.250%
                dated 12/31/1996 to be repurchased at $75,026,042 on 01/02/1997, collateralized by $369,230,000 U.S. Treasury Strip Principal,
                8.750% due 05/15/2020 (value $76,500,761)                                 75,000,000
  9,480,000  Agreement with Merrill Lynch & Company, Inc., 6.000%
                dated 12/31/1996 to be repurchased at $9,483,160 on 01/02/1997, collateralized by $9,255,000 U.S. Treasury Notes, 6.875% due
                08/31/1999
                (value $9,671,475)                                                         9,480,000
 15,000,000  Agreement with Morgan (J.P.) & Company, 5.750%
                dated 12/31/1996 to be repurchased at $15,004,792 on 01/02/1997, collateralized by $12,414,000 U.S. Treasury Bonds, 8.500% due
                02/15/2020
                (value $15,300,255)                                                       15,000,000
 15,000,000  Agreement with Sanwa BGK Securities Company, L.P., 6.700%
                dated 12/31/1996 to be repurchased at $15,005,583 on 01/02/1997, collateralized by $14,755,000 U.S. Treasury Notes, 6.500% due
                08/31/2001
                (value $15,300,787)                                                       15,000,000




 15,000,000  Agreement with State Street Bank & Trust Company, 5.750%
                dated 12/31/1996 to be repurchased at $15,004,792 on 01/02/1997, collateralized by $14,965,000 U.S. Treasury Notes, 6.000% due
                08/31/1997
                (value $15,301,713)                                                       15,000,000
                                                                                         -----------
TOTAL REPURCHASE AGREEMENTS (Cost $159,480,000)                                          159,480,000
                                                                                         -----------
  TOTAL INVESTMENTS (Cost $318,724,074*)                                    100.2%       318,724,074
  OTHER ASSETS AND LIABILITIES (Net)                                         (0.2)         (735,442)
                                                                             -----       -----------
  NET ASSETS                                                                100.0%      $317,988,632
                                                                            =====       ============

----------------
* Aggregate cost for Federal tax purposes.
+ Rate represents annualized yield at date of purchase.

See Notes to Financial Statements.



The Munder Funds
Statements of Assets and Liabilities, Period Ended December 31, 1996
(Unaudited)

                                               EQUITY FUNDS
                                               -----------------------------------------------------------------------------

                                                 Munder                         Munder                          Munder
                                                 Accelerating   Munder          Growth &        Munder          International
                                                 Growth         Balanced        Income          Index 500       Equity
                                                 Fund           Fund            Fund            Fund            Fund
                                               -------------    -------------   -------------   -------------   -------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities .............................    $ 258,863,687   $  59,566,330   $ 196,150,820   $ 332,377,743   $ 228,353,309
    Repurchase Agreements ..................       16,302,232       4,606,892      12,727,070      14,935,265          --
                                                -------------   -------------   -------------   -------------   -------------
Total Investments ..........................      275,165,919      64,173,222     208,877,890     347,313,008     228,353,309
Cash .......................................           --              --              --               3,025         697,622
Interest receivable ........................           82,906         388,568         103,835         147,766          --
Dividends receivable .......................          115,078          30,491         660,317         497,310         515,515
Receivable for investment securities sold ..          147,829          22,439          --              63,218          --
Receivable for Fund shares sold ............          230,978      10,096,238         130,335      19,350,177         282,569
Receivable from investment advisor .........           --              --              --              --              --
Unamortized organization costs .............           --               5,210           3,950          --              --
Prepaid expenses ...........................           16,936          46,449          15,246          67,049          16,369
                                                -------------   -------------   -------------   -------------   -------------
      Total Assets .........................      275,759,646      74,762,617     209,791,573     367,441,553     229,865,384
                                                -------------   -------------   -------------   -------------   -------------
LIABILITIES:
Variation Margin ...........................           --              --              --             469,100          --
Payable for Fund shares redeemed ...........        5,059,768         140,311         211,096       3,622,508         552,724
Payable for investment securities purchased         4,068,769          91,927       2,193,708      18,206,501       5,467,252
Investment advisory fee payable ............          358,574          69,746         268,779          35,908         289,284
Administration fee payable .................           26,464           6,151          20,279          30,540          21,714
Shareholder servicing fees payable .........           20,527             974          39,230           6,539          25,274
Distribution fees payable ..................            1,806             212             724          14,407           3,454
Transfer agent fee payable .................           11,061           2,413           8,197          11,257           8,763
Custodian fees payable .....................           11,705           5,490           7,387          11,230          25,739
Due to custodian ...........................           --              --              --              --              --
Accrued Trustees'/Directors' fees and
  expenses .................................            1,020             237             782           1,177             837
Accrued expenses and other payables ........           50,987           7,496          34,565          47,590          40,413
                                                -------------   -------------   -------------   -------------   -------------
      Total Liabilities ....................        9,610,681         324,957       2,784,747      22,456,757       6,435,454
                                                -------------   -------------   -------------   -------------   -------------
NET ASSETS .................................    $ 266,148,965   $  74,437,660   $ 207,006,826   $ 344,984,796   $ 223,429,930
                                                =============   =============   =============   =============   =============
Investments, at cost .......................    $ 227,725,212   $  55,464,642   $ 172,440,705   $ 274,932,903   $ 202,478,717
                                                =============   =============   =============   =============   =============


 ----------------------------------------------------------------------------------------------------------------
                                                   Munder
   Munder          Munder          Munder          Real Estate     Munder          Munder Small
   Micro-Cap       Mid-Cap         Multi-Season    Equity          Small-Cap       Company          Munder
   Equity          Growth          Growth          Investment      Value           Growth           Value
   Fund            Fund            Fund            Fund            Fund            Fund             Fund
-----------------------------------------------------------------  -------------   -------------    -------------
   $     134,369   $  25,666,562   $ 396,539,781   $  34,083,153   $     438,587   $  235,981,816   $  46,239,167
            --         1,847,000      21,490,000       2,828,000            --         17,269,900       3,293,000
   -------------   -------------   -------------   -------------   -------------   --------------   -------------
         134,369      27,513,562     418,029,781      36,911,153         438,587      253,251,716      49,532,167
         146,006          --             995,051             164         473,688           68,573          --
            --               295           3,432             452            --             87,172             526
              21           3,191         414,227         220,644              93           19,105          53,479
            --            --              --              --                --          6,511,009         567,719
          20,000          --             377,538          26,740          20,000          831,677         105,825
             209          --              --              --                 152           --              --
            --            45,826          78,914          40,518            --             --              44,899
            --            42,711           9,891          34,829            --             24,785          44,251
   -------------   -------------   -------------   -------------   -------------   --------------   -------------
         300,605      27,605,585     419,908,834      37,234,500         932,520      260,794,037      50,348,866
   -------------   -------------   -------------   -------------   -------------   --------------   -------------

            --            --              --              --                --
            --            34,527       1,309,089          --                --          2,534,771          84,847

         132,668         709,453       1,403,325          --             434,929        5,115,059         979,122
              18          31,803         527,966          36,203              48          315,249          55,863
               2           2,501          40,221           3,162               7           24,022           4,454
            --               134          39,153              70            --             24,990             237
            --               192          70,151           2,057            --              3,674             671
              67             960          15,681           1,055            --              9,532           1,668
              20           2,968          12,254           1,015              20            9,755           2,805
            --               344          --              --                --             --               3,390

            --                96           1,551             122               2              926             172
             124           3,363          95,136           5,484             138           25,402           6,139
   -------------   -------------   -------------   -------------   -------------   --------------   -------------
         132,899         786,341       3,514,527          49,168         435,144        8,063,380       1,139,368
   -------------   -------------   -------------   -------------   -------------   --------------   -------------
   $     167,706   $  26,819,244   $ 416,394,307   $  37,185,332   $     497,376   $  252,730,657   $  49,209,498
   =============   =============   =============   =============   =============   ==============   =============
   $     132,668   $  27,494,714   $ 310,873,367   $  29,070,954   $     434,929   $  201,438,543   $  45,141,002
   =============   =============   =============   =============   =============   ==============   =============

See Notes to Financial Statements.


The Munder Funds
Statements of Assets and Liabilities, Period Ended December 31, 1996
(Unaudited)
(Continued)

                                               INCOME FUNDS
                                               ----------------------------------------------
                                                                Munder          Munder
                                               Munder           Intermediate    International
                                               Bond             Bond            Bond
                                               Fund             Fund            Fund
                                               -------------    -------------   -------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities .............................   $  143,613,022   $ 481,284,195   $  28,084,752
    Repurchase Agreements ..................        5,887,000       8,118,000       1,122,000
                                               --------------   -------------   -------------
Total Investments ..........................      149,500,022     489,402,195      29,206,752
Cash .......................................           --              --                 974
Interest receivable ........................        2,202,264       9,076,895         613,355
Dividends receivable .......................              545           1,499          --
Receivable for investment securities sold ..          121,518          --              --
Receivable for Fund shares sold ............        1,593,958         415,062          --
Unamortized organization cost ..............           --              --              --
Prepaid expenses ...........................           17,523          16,278          45,792
                                               --------------   -------------   -------------
      Total Assets .........................      153,435,830     498,911,929      29,866,873
                                               --------------   -------------   -------------
LIABILITIES:
Payable for Fund shares redeemed ...........        1,105,088       2,126,851          --
Investment advisory fee payable ............          127,947         421,053          23,535
Administration fee payable .................           14,673          48,249           2,756
Shareholder servicing fees payable .........            7,971          71,564          --
Distribution fees payable ..................              787           1,330               2
Transfer agent fee payable .................            5,806          19,608             818
Custodian fees payable .....................            5,208          15,735           1,161
Legal and audit fees payable ...............            7,988          27,029           2,191
Due to custodian ...........................           --              --              --
Accrued Trustees'/Directors' fees and
  expenses .................................              566           1,860             106
Accrued expenses and other payables ........            7,713          16,352           1,475
                                               --------------   -------------   -------------
      Total Liabilities ....................        1,283,747       2,749,631          32,044
                                               --------------   -------------   -------------
NET ASSETS .................................   $ 152,152,083    $ 496,162,298   $  29,834,829
                                               =============    =============   =============
Investments, at cost .......................   $ 149,853,712    $ 489,454,104   $  28,967,530
                                               =============    =============   =============


----------------------------------------------------------------
                   Munder
   Munder U.S.     Michigan        Munder          Munder
   Government      Triple          Tax-Free        Tax-Free
   Income          Tax-Free        Bond            Intermediate
   Fund            Bond Fund       Fund            Bond Fund
----------------------------------------------------------------

    $234,095,097    $ 35,942,224   $ 200,780,616   $ 309,450,794
       4,277,000          --              --              --
    ------------    ------------   -------------   -------------
     238,372,097      35,942,224     200,780,616     309,450,794
          95,424          --              --              --
       2,005,297         380,735       3,611,377       5,579,214
           3,828           8,088           2,469           6,652
          --              --              --              --
         221,728         109,604         107,301         200,516
           5,818           9,786          13,675          --
          23,530          --              15,702          17,885
    ------------    ------------   -------------   -------------
     240,727,722      36,450,437     204,531,140     315,255,061
    ------------    ------------   -------------   -------------

         146,719          --             149,025         302,290
         201,328          29,786         173,100         265,948
          23,177           3,489          19,797          30,482
          40,138           7,423          42,879          64,944
           1,390             378             377           1,269
           8,998           1,330           7,860          12,303
           7,717           1,118           6,134           9,342
          12,385           3,044          10,823          17,025
          --              --              --              63,160
             894             135             763           1,175
          41,066           8,835          54,899          35,496
    ------------    ------------   -------------   -------------
         483,812          55,538         465,657         803,434
    ------------    ------------   -------------   -------------
    $240,243,910    $ 36,394,899   $ 204,065,483   $ 314,451,627
    ============    ============   =============   =============
    $237,936,292    $ 35,443,574   $ 191,105,172   $ 300,809,449
    ============    ============   =============   =============

See Notes to Financial Statements.



The Munder Funds
Statements of Assets and Liabilities, Period Ended December 31, 1996
(Unaudited)
(Continued)

                                               MONEY MARKET FUNDS
                                               --------------------------------------------------------------
                                               Munder           Munder          Munder          Munder
                                               Cash             Money           Tax-Free        U.S. Treasury
                                               Investment       Market          Money Market    Money Market
                                               Fund             Fund            Fund            Fund
                                               -------------    -------------   -------------   -------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities .............................   $  789,015,637   $  88,753,070   $ 241,884,048   $ 159,244,074
    Repurchase Agreements ..................      231,325,000       2,877,000          --         159,480,000
                                               --------------   -------------   -------------   -------------
Total Investments ..........................    1,020,340,637      91,630,070     241,884,048     318,724,074
Cash .......................................           40,385              23       1,368,872          98,358
Interest receivable ........................        1,544,191         173,372       1,877,192         703,178
Dividends receivable .......................          --               --              22,319          --
Unamortized organization costs .............          --               60,000          --              --
Prepaid expenses ...........................           11,205          15,500          15,302          15,977
                                               --------------   -------------   -------------   -------------
        Total Assets .......................    1,021,936,418      91,878,965     245,167,733     319,541,587
                                               --------------   -------------   -------------   -------------
LIABILITIES:
Investment advisory fee payable ............          579,697          84,847         141,915         183,275
Administration fee payable .................           97,494          10,476          23,777          30,092
Shareholder servicing fees payable .........           76,067          --              27,002           5,167
Distribution fees payable ..................           19,261             659           1,134             492
Transfer agent fee payable .................           57,931           5,687           9,604          12,064
Custodian fees payable .....................           31,449           6,539           7,576          12,083
Legal and audit fees payable ...............           73,743           7,047          13,364          16,848
Dividends payable ..........................        3,754,441          64,962         607,046       1,269,998
Accrued Trustees'/Directors' fees and
  expenses .................................            3,759             404             917           1,160
Accrued expenses and other payables ........          122,877          15,158          22,083          21,776
                                               --------------   -------------   -------------   -------------
        Total Liabilities ..................        4,816,719         195,779         854,418       1,552,955
                                               --------------   -------------   -------------   -------------
NET ASSETS .................................   $1,017,119,699   $  91,683,186   $ 244,313,315   $ 317,988,632
                                               ==============   =============   =============   =============
Investments, at cost .......................   $1,020,340,637   $  91,630,070   $ 241,884,048   $ 318,724,074
                                               ==============   =============   =============   =============

See Notes to Financial Statements.




[ This Page Intentionally Left Blank ]


The Munder Funds
Statements of Assets and Liabilities, Period Ended December 31, 1996
(Unaudited)
(Continued)

                                               EQUITY FUNDS
                                               ------------------------------------------------------------------------------

                                               Munder                           Munder                          Munder
                                               Accelerating     Munder          Growth &        Munder          International
                                               Growth           Balanced        Income          Index 500       Equity
                                               Fund             Fund            Fund            Fund            Fund
                                               -------------    -------------   -------------   -------------   -------------
NET ASSETS consist of:
Undistributed net investment income/(loss) .   $     (384,735)  $      40,284   $     275,200   $     161,933   $     162,047
Accumulated net realized gain/(loss) on
  investments sold, forward foreign exchange
  contracts, futures contracts and currency
  transactions .............................        9,962,188         339,584       6,846,484       1,452,567       1,048,481
Net unrealized appreciation of investments,
  futures contracts, foreign currency and
  net other assets .........................       47,440,707       8,708,580      36,437,185      72,180,920      25,942,927
Par value ..................................          196,352           6,140          15,546          19,629          15,986
Paid-in capital in excess of par value .....      208,934,453      65,343,072     163,432,411     271,169,747     196,260,489
                                               -------------    -------------   -------------   -------------   -------------
                                               $ 266,148,965    $  74,437,660   $ 207,006,826   $ 344,984,796   $ 223,429,930
                                               =============    =============   =============   =============   =============
NET ASSETS:
Class A Shares .............................   $   5,733,537    $     403,386   $   2,018,495   $  39,075,793   $   5,589,867
                                               =============    =============   =============   =============   =============
Class B Shares .............................   $     413,646    $     132,896   $     278,451   $  30,329,871   $   1,049,249
                                               =============    =============   =============   =============   =============
Class C Shares .............................   $     217,627    $      31,014   $     111,281         --        $   1,862,131
                                               =============    =============   =============   =============   =============
Class K Shares .............................   $  92,709,797    $   4,375,900   $ 181,401,644   $  34,206,393   $ 115,805,380
                                               =============    =============   =============   =============   =============
Class Y Shares .............................   $ 167,074,358    $  69,494,464   $  23,196,955   $ 241,372,739   $  99,123,303
                                               =============    =============   =============   =============   =============
SHARES OUTSTANDING:
Class A Shares .............................         425,541           33,269         151,740       2,224,640         400,546
                                               =============    =============   =============   =============   =============
Class B Shares .............................          31,438           10,980          20,974       1,726,722          75,977
                                               =============    =============   =============   =============   =============
Class C Shares .............................          16,339            2,560           8,388          --             133,840
                                               =============    =============   =============   =============   =============
Class K Shares .............................       6,878,241          360,305      13,622,848       1,947,418       8,298,783
                                               =============    =============   =============   =============   =============
Class Y Shares .............................      12,283,688        5,732,641       1,741,995      13,730,380       7,077,289
                                               =============    =============   =============   =============   =============
CLASS A SHARES:
Net asset value and redemption price per
  share ....................................          $13.47           $12.12          $13.30          $17.56          $13.96
                                                      ======           ======          ======          ======          ======
Maximum sales charge .......................            5.50%            5.50%           5.50%           2.50%           5.50%
Maximum offering price per share ...........          $14.25           $12.83          $14.07          $18.01          $14.77
                                                      ======           ======          ======          ======          ======
CLASS B SHARES:
Net asset value and offering price per
  share* ...................................          $13.16           $12.10          $13.28          $17.56          $13.81
                                                      ======           ======          ======          ======          ======
CLASS C SHARES:
Net asset value and offering price per
  share* ...................................          $13.32           $12.11          $13.27            N/A           $13.91
                                                      ======           ======          ======          ======          ======
CLASS K SHARES:
Net asset value, offering price and
  redemption price per share ...............          $13.48           $12.14          $13.32          $17.56          $13.95
                                                      ======           ======          ======          ======          ======
CLASS Y SHARES:
Net asset value, offering price and
  redemption price per share ...............          $13.60           $12.12          $13.32          $17.58          $14.01
                                                      ======           ======          ======          ======          ======

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").


 ----------------------------------------------------------------------------------------------------------------
                                                   Munder
   Munder          Munder          Munder          Real Estate     Munder          Munder Small
   Micro-Cap       Mid-Cap         Multi-Season    Equity          Small-Cap       Company          Munder
   Equity          Growth          Growth          Investment      Value           Growth           Value
   Fund            Fund            Fund            Fund            Fund            Fund             Fund
-----------------------------------------------------------------  -------------   -------------    -------------

   $          (1)  $     (39,748)  $      65,669   $     256,928   $          30   $     (477,845)  $      17,390

          --             446,034       3,889,724        (154,534)         --           20,922,297       1,602,043

           1,701          18,848     107,156,414       7,840,199           3,658       51,813,173       4,391,165
             166          24,799         270,118          26,672             494           12,745          40,487
         165,840      26,369,311     305,012,382      29,216,067         493,194      180,460,287      43,158,413
   -------------   -------------   -------------   -------------   -------------   --------------   -------------
   $     167,706   $  26,819,244   $ 416,394,307   $  37,185,332   $     497,376   $  252,730,657   $  49,209,498
   =============   =============   =============   =============   =============   ==============   =============

   $       2,034   $     194,532   $  12,264,253   $     426,047         --        $    7,004,502   $     856,474
   =============   =============   =============   =============   =============   ==============   =============
          --       $      70,541   $  72,693,181   $   2,461,663         --        $    1,690,904   $     144,701
   =============   =============   =============   =============   =============   ==============   =============
          --       $     100,328   $   7,213,283   $     107,402         --        $    2,105,617   $     451,487
   =============   =============   =============   =============   =============   ==============   =============
   $      20,003   $     680,346   $ 183,891,516   $     346,406   $      20,008   $  116,203,843   $   1,166,000
   =============   =============   =============   =============   =============   ==============   =============
   $     145,669   $  25,773,497   $ 140,332,074   $  33,843,814   $     477,368   $  125,725,791   $  46,590,836
   =============   =============   =============   =============   =============   ==============   =============

             201          18,040         793,512          30,575          --              354,840          70,574
   =============   =============   =============   =============   =============   ==============   =============
          --               6,590       4,814,001         176,566          --               87,594          11,948
   =============   =============   =============   =============   =============   ==============   =============
          --               9,389         477,183           7,681          --              107,647          37,302
   =============   =============   =============   =============   =============   ==============   =============
           1,977          63,109      11,909,723          24,848           1,985        5,883,897          96,033
   =============   =============   =============   =============   =============   ==============   =============
          14,400       2,382,808       9,017,408       2,427,520          47,368        6,311,462       3,832,892
   =============   =============   =============   =============   =============   ==============   =============

          $10.12          $10.78          $15.46          $13.93             N/A          $19.74           $12.14
          ======          ======          ======          ======             ===          ======           ======
            5.50%           5.50%           5.50%           5.50%         --                5.50%            5.50%
          $10.71          $11.41          $16.36          $14.74             N/A          $20.89           $12.85
          ======          ======          ======          ======             ===          ======           ======

             N/A          $10.70          $15.10          $13.94             N/A          $19.30           $12.11
             ===          ======          ======          ======             ===          ======           ======

             N/A          $10.69          $15.12          $13.98             N/A          $19.56           $12.10
             ===          ======          ======          ======             ===          ======           ======

          $10.12          $10.78          $15.44          $13.94          $10.08          $19.75           $12.14
          ======          ======          ======          ======          ======          ======           ======

          $10.12          $10.82          $15.56          $13.94          $10.08          $19.92           $12.16
          ======          ======          ======          ======          ======          ======           ======

See Notes to Financial Statements.



The Munder Funds
Statements of Assets and Liabilities, Period Ended December 31, 1996
(Unaudited)
(Continued)

                                               INCOME FUNDS
                                               ---------------------------------------------
                                                                Munder          Munder
                                               Munder           Intermediate    International
                                               Bond             Bond            Bond
                                               Fund             Fund            Fund
                                               -------------    -------------   -------------
NET ASSETS consist of:
Undistributed net investment
  income/(distributions in excess of
  net investment income) ...................   $      267,284   $     (16,736)  $      31,879
Accumulated net realized gain/(loss) on
  investments sold .........................       (5,281,459)    (22,611,233)        140,040
Net unrealized appreciation/(depreciation)
  of investments ...........................         (353,690)        (51,909)        234,131
Par value ..................................           15,757          52,917          29,354
Paid-in capital in excess of par value .....      157,504,191     518,789,259      29,399,425
                                               --------------   -------------   -------------
                                               $  152,152,083   $ 496,162,298   $  29,834,829
                                               ==============   =============   =============
NET ASSETS:
Class A Shares .............................   $     956,250    $   5,461,174   $      14,531
                                               =============    =============   =============
Class B Shares .............................   $     609,552    $     244,631         --
                                               =============    =============   =============
Class C Shares .............................   $      53,902    $      68,514         --
                                               =============    =============   =============
Class K Shares .............................   $  37,716,257    $ 334,315,068         --
                                               =============    =============   =============
Class Y Shares .............................   $ 112,816,122    $ 156,072,911   $  29,820,298
                                               =============    =============   =============
SHARES OUTSTANDING:
Class A Shares .............................          99,025          582,340           1,430
                                               =============    =============   =============
Class B Shares .............................          63,136           26,109         --
                                               =============    =============   =============
Class C Shares .............................           5,585            7,297         --
                                               =============    =============   =============
Class K Shares .............................       3,906,003       35,658,185         --
                                               =============    =============   =============
Class Y Shares .............................      11,683,634       16,643,232       2,934,068
                                               =============    =============   =============
CLASS A SHARES:
Net asset value and redemption price per
  share ....................................           $9.66            $9.38          $10.16
                                                       =====            =====          ======
Maximum sales charge .......................             4.00%           4.00%           4.00%
Maximum offering price per share ...........           $10.06           $9.77          $10.58
                                                       =====            =====          ======
CLASS B SHARES:
Net asset value and offering price per share*          $9.65            $9.37             N/A
                                                       =====            =====             ===
CLASS C SHARES:
Net asset value and offering price per share*          $9.65            $9.39             N/A
                                                       =====            =====             ===
CLASS K SHARES:
Net asset value, offering price and
  redemption price per share ...............           $9.66            $9.38             N/A
                                                       =====            =====             ===
CLASS Y SHARES:
Net asset value, offering price and
  redemption price per share ...............           $9.66            $9.38          $10.16
                                                       =====            =====          ======

* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

-----------------------------------------------------------------
                   Munder
   Munder U.S.     Michigan        Munder          Munder
   Government      Triple          Tax-Free        Tax-Free
   Income          Tax-Free        Bond            Intermediate
   Fund            Bond Fund       Fund            Bond Fund
-----------------------------------------------------------------
    $    491,553    $        631   $      13,079   $         122
         102,462         (31,666)         68,590         360,602
         435,805         498,650       9,675,444       8,641,345
          23,758           3,793          19,523          30,157
     239,190,332      35,923,491     194,288,847     305,419,401
    ------------    ------------   -------------   -------------
    $240,243,910    $ 36,394,899   $ 204,065,483   $ 314,451,627
    ============    ============   =============   =============

    $    427,970    $    471,525   $   2,385,853   $   6,961,398
    ============    ============   =============   =============
    $  1,809,632    $    276,899   $      58,766   $     170,522
    ============    ============   =============   =============
    $      9,909    $     89,157         --              --
    ============    ============   =============   =============
    $188,496,641    $ 35,060,943   $ 199,510,837   $ 301,997,866
    ============    ============   =============   =============
    $ 49,499,758    $    496,375   $   2,110,027   $   5,321,841
    ============    ============   =============   =============

          42,331          49,131         228,534         667,601
    ============    ============   =============   =============
         179,029          28,846           5,628          16,366
    ============    ============   =============   =============
             980           9,299          --              --
    ============    ============   =============   =============
      18,639,596       3,654,137      19,086,678      28,962,978
    ============    ============   =============   =============
       4,896,075          51,705         202,017         510,267
    ============    ============   =============   =============

          $10.11           $9.60          $10.44          $10.43
          ======           =====          ======          ======
            4.00%           4.00%           4.00%           4.00%
          $10.53          $10.00          $10.88          $10.86
          ======           =====          ======          ======

          $10.11           $9.60          $10.44          $10.42
          ======           =====          ======          ======

          $10.11           $9.59             N/A             N/A
          ======           =====             ===             ===

          $10.11           $9.59          $10.45          $10.43
          ======           =====          ======          ======

          $10.11           $9.60          $10.44          $10.43
          ======           =====          ======          ======

See Notes to Financial Statements.



The Munder Funds
Statements of Assets and Liabilities, Period Ended December 31, 1996
(Unaudited)
(Continued)

                                                        MONEY MARKET FUNDS
                                                        -----------------------------------------------------------
                                                        Munder           Munder        Munder         Munder
                                                        Cash             Money         Tax-Free       U.S. Treasury
                                                        Investment       Market        Money Market   Money Market
                                                        Fund             Fund          Fund           Fund
                                                        -----------------------------------------------------------
NET ASSETS consist of:
Undistributed net investment income .................   $      --        $    --       $     --       $      --

Accumulated net realized gain/(loss) on investments
  sold ..............................................           (5,211)          300       (145,479)         35,896
Par value ...........................................        1,017,124        91,683        244,415         317,953
Paid-in capital in excess of par value ..............    1,016,107,786    91,591,203    244,214,379     317,634,783
                                                        --------------   -----------   ------------   -------------
                                                        $1,017,119,699   $91,683,186   $244,313,315   $ 317,988,632
                                                        ==============   ===========   ============   =============
NET ASSETS:
Class A Shares ......................................   $   87,446,643   $    16,291   $  5,184,395   $   2,301,079
                                                        ==============   ===========   ============   =============
Class B Shares ......................................          --        $    71,132         --             --
                                                        ==============   ===========   ============   =============
Class C Shares ......................................          --        $   151,795         --             --
                                                        ==============   ===========   ============   =============
Class K Shares ......................................   $  600,324,331       --        $207,934,454   $  37,811,049
                                                        ==============   ===========   ============   =============
Class Y Shares ......................................   $  329,348,725   $91,443,968   $ 31,194,466   $ 277,876,504
                                                        ==============   ===========   ============   =============
SHARES OUTSTANDING:
Class A Shares ......................................       87,446,983        16,291      5,186,563      2,300,819
                                                        ==============   ===========   ============   =============
Class B Shares ......................................          --             71,131         --             --
                                                        ==============   ===========   ============   =============
Class C Shares ......................................          --            151,795         --             --
                                                        ==============   ===========   ============   =============
Class K Shares ......................................      600,326,663        --        208,021,387     37,806,781
                                                        ==============   ===========   ============   =============
Class Y Shares ......................................      329,350,004    91,443,669     31,207,507    277,845,136
                                                        ==============   ===========   ============   =============
CLASS A SHARES:
Net asset value, offering price and redemption price
  per share .........................................            $1.00         $1.00          $1.00          $1.00
                                                                 =====         =====          =====          =====
CLASS B SHARES:
Net asset value, offering price and redemption price
  per share .........................................              N/A         $1.00            N/A            N/A
                                                                   ===         =====            ===            ===
CLASS C SHARES:
Net asset value, offering price and redemption price
  per share .........................................              N/A         $1.00            N/A            N/A
                                                                   ===         =====            ===            ===
CLASS K SHARES:
Net asset value, offering price and redemption price
  per share .........................................            $1.00           N/A          $1.00          $1.00
                                                                 =====           ===          =====          =====
CLASS Y SHARES:
Net asset value, offering price and redemption price
  per share .........................................            $1.00         $1.00          $1.00          $1.00
                                                                 =====         =====          =====          =====

See Notes to Financial Statements.




[ This Page Intentionally Left Blank ]



The Munder Funds
Statements of Operations, Period Ended December 31, 1996 (Unaudited)

                                           EQUITY FUNDS
                                           ------------------------------------------------------------------------

                                           Munder                        Munder                        Munder
                                           Accelerating   Munder         Growth &       Munder         International
                                           Growth         Balanced       Income         Index 500      Equity
                                           Fund           Fund           Fund           Fund           Fund
                                           ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME:
Interest  ..............................   $    604,437   $    889,363   $    411,348   $    475,657   $      2,840
Dividends (Net of foreign withholding
  taxes of $10,089, $13,297, $57,628
  and $608 for the Munder Accelerating
  Growth Fund, Munder Index 500 Fund,
  Munder International Equity Fund and
  Munder Value Fund, respectively)  ....        546,747        171,267      3,621,385      2,908,862      1,795,609
                                           ------------   ------------   ------------   ------------   ------------
      Total investment income  .........      1,151,184      1,060,630      4,032,733      3,384,519      1,798,449
                                           ------------   ------------   ------------   ------------   ------------
EXPENSES:
Distribution and shareholder
 servicing fees:
  Class A Shares  ......................          7,543            473          1,724         15,636          6,072
  Class B Shares  ......................          1,566            455          1,227         49,799          4,971
  Class C Shares  ......................            909             54            351         --              8,460
Shareholder servicing fees:
  Class K Shares  ......................        131,841          4,398        238,949         30,154        150,368
Investment advisory fee  ...............      1,099,251        199,896        807,892        270,988        846,616
Administration fee  ....................        166,271         34,886        122,201        153,689        128,052
Transfer agent fee  ....................         31,622          6,573         23,246         28,869         24,284
Custodian fees  ........................         21,549          9,278         14,076         33,029         49,615
Legal and audit fees  ..................         20,985          4,397         12,432         17,154         13,041
Trustees'/Directors' fees and expenses            2,868            609          2,114          2,739          2,230
Amortization of organization costs  ....          1,003          1,733            911            523            273
Other  .................................         50,511         34,833         40,628         57,529         77,836
                                           ------------   ------------   ------------   ------------   ------------
      Total Expenses  ..................      1,535,919        297,585      1,265,751        660,109      1,311,818
Fees waived and/or expenses reimbursed
  by investment advisor  ...............         --              --            --           (177,610)         --
                                           ------------   ------------   ------------   ------------   ------------
      Net Expenses  ....................      1,535,919        297,585      1,265,751        482,499      1,311,818
                                           ------------   ------------   ------------   ------------   ------------
NET INVESTMENT INCOME/(LOSS)  ..........       (384,735)       763,045      2,766,982      2,902,020        486,631
                                           ------------   ------------   ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
  Net realized gain/(loss) from:
    Security transactions  .............     13,863,175      1,347,244     14,094,835        174,457      4,669,027
    Forward foreign exchange contracts           --              --            --             --           (109,708)
    Futures contracts  .................       (806,620)         --            --          3,194,385          --
    Foreign currency transactions  .....         --              --            --             --            (34,627)
  Net change in unrealized appreciation/
   (depreciation) of:
    Securities  ........................    (21,334,607)       766,516      5,147,446     23,967,059      4,389,402
    Futures contracts  .................         --              --            --           (331,105)         --
    Foreign currency and net other
      assets  ..........................         --              --            --             --             67,373
                                           ------------   ------------   ------------   ------------   ------------
  Net realized and unrealized
    gain/(loss) on investments  ........     (8,278,052)     2,113,760     19,242,281     27,004,796      8,981,467
                                           ------------   ------------   ------------   ------------   ------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS  ...........   $ (8,662,787)  $  2,876,805   $ 22,009,263   $ 29,906,816   $  9,468,098
                                           ============   ============   ============   ============   ============

----------------
(a) The Munder Micro-Cap Equity Fund and Munder Small-Cap Value Fund commenced operations on December 26, 1996.


 ----------------------------------------------------------------------------------------------------------------
                                                   Munder
   Munder          Munder          Munder          Real Estate     Munder          Munder Small
   Micro-Cap       Mid-Cap         Multi-Season    Equity          Small-Cap       Company          Munder
   Equity          Growth          Growth          Investment      Value           Growth           Value
   Fund(a)         Fund            Fund            Fund            Fund(a)         Fund             Fund
-----------------------------------------------------------------  -------------   -------------    -------------

   $         --    $      58,185   $     643,109   $      51,288   $         --    $      484,827   $      62,870

              21          21,623       2,380,393         850,936              93          340,143         318,715
   -------------   -------------   -------------   -------------   -------------   -------------    -------------
              21          79,808       3,023,502         902,224              93          824,970         381,585
   -------------   -------------   -------------   -------------   -------------   -------------    -------------

             --              275          12,972             383             --             6,891             801
             --              287         349,279           9,558             --             4,271             583
             --              440          31,917              91             --             3,935           1,923

             --              726         208,238             124             --           146,287           1,341
              18          88,420       1,945,818          91,339              48          887,367         151,775
               2          13,554         220,718          14,001               7          134,211          23,265
              67           1,784          45,805           2,618             --            25,494           4,347
              20           4,443          25,089           2,209              20           19,392           7,662
             112           2,989          39,891           3,296             120           18,577           3,777
             --              243           3,852             261               2            2,346             417
             --            6,395          29,595           7,500             --               331           6,265
              12              --         139,970           6,243              18           53,713           4,515
   -------------   -------------   -------------   -------------   -------------   -------------    -------------
             231         119,556       3,053,144         137,623             215        1,302,815         206,671

            (209)           --          (486,454)          --               (152)          --               --
   -------------   -------------   -------------   -------------   -------------   -------------    -------------
              22         119,556       2,566,690         137,623              63        1,302,815         206,671
   -------------   -------------   -------------   -------------   -------------   -------------    -------------
              (1)        (39,748)        456,812         764,601              30         (477,845)        174,914
   -------------   -------------   -------------   -------------   -------------   -------------    -------------

             --          451,399       8,930,766         (84,097)            --        27,888,513       2,195,203
             --             --            --               --                --            --                (103)
             --             --            --               --                --            --               --
             --             --            --               --                --            --                 208

           1,701         449,763      25,310,229       5,757,787           3,658      (6,754,137)       4,074,788
             --             --            --               --                --            --               --
             --             --            --               --                --            --                (158)
   -------------   -------------   -------------   -------------   -------------   -------------    -------------

           1,701         901,162      34,240,995       5,673,690           3,658      21,134,376        6,269,938
   -------------   -------------   -------------   -------------   -------------   -------------    -------------

   $       1,700   $     861,414   $  34,697,807   $   6,438,291   $       3,688   $  20,656,531    $   6,444,852
   =============   =============   =============   =============   =============   =============    =============

See Notes to Financial Statements.




The Munder Funds
Statements of Operations, Period Ended December 31, 1996 (Unaudited)
(Continued)

                                                      INCOME FUNDS
                                                      ---------------------------------------------
                                                                      Munder          Munder
                                                      Munder          Intermediate    International
                                                      Bond            Bond            Bond
                                                      Fund            Fund            Fund(a)
                                                      -------------   -------------   -------------
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of
  $6,444 for the Munder International Bond Fund) ..   $   5,439,636   $  18,070,477   $     327,368
Dividends .........................................          55,384          90,411           --
                                                      -------------   -------------   -------------
        Total investment income ...................       5,495,020      18,160,888         327,368
                                                      -------------   -------------   -------------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares ..................................           1,104           6,354               6
  Class B Shares ..................................           3,009             939           --
  Class C Shares ..................................             370             698           --
Shareholder servicing fees:
  Class K Shares ..................................          45,122         443,576           --
Investment advisory fee ...........................         378,154       1,333,211          34,212
Administration fee ................................          85,797         302,510           7,753
Transfer agent fee ................................          16,150          57,603           1,208
Custodian fees ....................................          10,003          32,323           1,161
Trustees'/Directors' fees and expenses ............           1,500           5,291             253
Amortization of organization costs ................           --             --               --
Registration and filing fees ......................          43,999          60,181           9,148
Other .............................................           1,012          21,971           4,408
                                                      -------------   -------------   -------------
        Total Expenses ............................         586,220       2,264,657          58,149
Fees waived by investment advisor .................           --             --               --
                                                      -------------   -------------   -------------
        Net Expenses ..............................         586,220       2,264,657          58,149
                                                      -------------   -------------   -------------
NET INVESTMENT INCOME .............................       4,908,800      15,896,231         269,219
                                                      -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions ...........................        (127,852)     (1,819,324)        159,993
  Forward foreign exchange contracts ..............           --             --            (119,346)
  Foreign currency transactions ...................           --             --              99,393
Net change in unrealized appreciation/
 (depreciation) of:
  Securities ......................................       1,975,774       5,745,880         239,222
  Foreign currency and net other assets ...........           --             --              (5,091)
                                                      -------------   -------------   -------------
Net realized and unrealized gain on investments ...       1,847,922       3,926,556         374,171
                                                      -------------   -------------   -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ......................................   $   6,756,722   $  19,822,787   $     643,390
                                                      =============   =============   =============

(a) The Munder International Bond Fund commenced operations on October 2,
    1996.

----------------------------------------------------------------
                   Munder
   Munder U.S.     Michigan        Munder          Munder
   Government      Triple          Tax-Free        Tax-Free
   Income          Tax-Free        Bond            Intermediate
   Fund            Bond Fund       Fund            Bond Fund
-----------------------------------------------------------------
     $ 8,409,166      $  878,058      $5,430,740     $ 8,031,616
         129,311          26,938          71,045          22,835
     -----------      ----------      ----------     -----------
       8,538,477         904,996       5,501,785       8,054,451
     -----------      ----------      ----------     -----------

             467             624           1,735           6,378
           4,145           1,349             120             680
              44             128           --                  9

         221,157          40,304         251,769         401,568
         566,056          83,462         511,617         830,545
         128,421          18,936         116,077         188,450
          24,057           3,572          21,819          35,726
          14,006           2,080          11,857          18,956
           2,261             336           2,023           3,280
           1,163           2,298           2,716          --
          57,340           8,165          44,879          47,576
           9,468           9,859           7,975           4,959
     -----------      ----------      ----------     -----------
       1,028,585         171,113         972,587       1,538,127
          --             (51,815)          --             --
     -----------      ----------      ----------     -----------
       1,028,585         119,298         972,587       1,538,127
     -----------      ----------      ----------     -----------
       7,509,892         785,698       4,529,198       6,516,324
     -----------      ----------      ----------     -----------

         943,652          18,179         274,396         431,881
          --               --              --             --
          --               --              --             --

       1,546,995         832,775       3,345,821       3,229,952
          --               --              --             --
     -----------      ----------      ----------     -----------
       2,490,647         850,954       3,620,217       3,661,833
     -----------      ----------      ----------     -----------

     $10,000,539      $1,636,652      $8,149,415     $10,178,157
     ===========      ==========      ==========     ===========

See Notes to Financial Statements.



The Munder Funds
Statements of Operations, Period Ended December 31, 1996 (Unaudited)
(Continued)

                                                        MONEY MARKET FUNDS
                                                        --------------------------------------------------------------
                                                        Munder          Munder          Munder           Munder
                                                        Cash            Money           Tax-Free         U.S. Treasury
                                                        Investment      Market          Money Market     Money Market
                                                        Fund            Fund            Fund             Fund
                                                        -------------   -------------   -------------    -------------
INVESTMENT INCOME:
Interest ............................................   $  26,879,470   $   4,866,564    $   4,145,506   $   8,745,805
Dividends ...........................................          --               --             145,614           --
                                                        -------------   -------------    -------------   -------------
        Total investment income .....................      26,879,470       4,866,564        4,291,120       8,745,805
                                                        -------------   -------------    -------------   -------------
EXPENSES:
Distribution and shareholder servicing fees :
  Class A Shares ....................................         104,896              41           10,479           2,806
  Class B Shares ....................................          --                 567            --              --
  Class C Shares ....................................          --               1,558            --              --
Shareholder servicing fees:
  Class K Shares ....................................         428,035           --             155,568          32,105
Investment advisory fee .............................       1,722,539         356,483          432,599         577,630
Administration fee ..................................         558,319         101,126          140,218         187,231
Transfer agent fee ..................................         135,274          23,555           26,712          35,627
Custodian fees ......................................          65,002          14,795           15,329          23,601
Trustees'/Directors' fees and expenses ..............           9,797           1,682            2,485           3,235
Amortization of organization costs ..................          --              18,000            --              --
Registration and filing fees ........................          51,401          12,424           22,162          29,476
Other ...............................................         205,167          41,413           15,454          34,244
                                                        -------------   -------------    -------------   -------------
        Total Expenses ..............................       3,280,430         571,644          821,006         925,955
                                                        -------------   -------------    -------------   -------------
NET INVESTMENT INCOME ...............................      23,599,040       4,294,920        3,470,114       7,819,850
                                                        -------------   -------------    -------------   -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions .............................          --                 (13)          27,659          13,991
                                                        -------------   -------------    -------------   -------------
Net realized and unrealized gain/(loss) on
  investments .......................................          --                 (13)          27,659          13,991
                                                        -------------   -------------    -------------   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $  23,599,040   $   4,294,907    $   3,497,773   $   7,833,841
                                                        =============   =============    =============   =============

See Notes to Financial Statements.



[ This Page Intentionally Left Blank ]


The Munder Funds
Statements of Changes in Net Assets, Period Ended December 31, 1996
(Unaudited)

                                               EQUITY FUNDS
                                               ------------------------------------------------------------------------------

                                               Munder                           Munder                          Munder
                                               Accelerating     Munder          Growth &        Munder          International
                                               Growth           Balanced        Income          Index 500       Equity
                                               Fund             Fund            Fund            Fund            Fund
                                               -------------    -------------   -------------   -------------   -------------
Net investment income/(loss) ...............    $    (384,735)   $    763,045   $   2,766,982   $   2,902,020   $     486,631
Net realized gain/(loss) on investments
  sold, forward foreign exchange contracts,
  futures contracts and foreign currency
  transactions during the period ...........       13,056,555       1,347,244      14,094,835       3,368,842       4,524,692
Net change in unrealized appreciation/
  (depreciation) of investments, forward
  foreign exchange contracts, futures
  contracts, foreign currency and net other
  assets during the period .................      (21,334,607)        766,516       5,147,446      23,635,954       4,456,775
                                                -------------   -------------   -------------   -------------   -------------
Net increase/(decrease) in net assets
  resulting from operations ................       (8,662,787)      2,876,805      22,009,263      29,906,816       9,468,098
Dividends to shareholders from net
  investment income:
  Class A Shares ...........................           --              (4,055)        (19,376)       (321,733)        (43,653)
  Class B Shares ...........................           --                (681)         (2,259)       (194,560)         (2,261)
  Class C Shares ...........................           --                (146)           (631)         --              (5,373)
  Class K Shares ...........................           --             (42,638)     (2,251,617)       (230,692)       (988,456)
  Class Y Shares ...........................           --            (686,269)       (307,015)     (2,004,015)     (1,031,524)
Distributions to shareholders from
 net realized gains:
  Class A Shares ...........................         (522,917)        (20,784)       (134,569)       (588,465)       (546,957)
  Class B Shares ...........................          (31,285)         (5,581)        (18,909)       (427,819)       (107,481)
  Class C Shares ...........................          (20,795)         (1,603)         (5,330)         --            (185,029)
  Class K Shares ...........................       (9,185,520)       (239,099)    (12,866,517)       (449,588)    (12,841,026)
  Class Y Shares ...........................      (16,254,335)     (3,044,683)     (1,632,776)     (3,239,164)    (10,403,715)
Net increase/(decrease) in net assets
 from Fund share transactions:
  Class A Shares ...........................          341,074          36,430       1,000,386      14,528,809       1,202,393
  Class B Shares ...........................          169,518          60,168          47,419      13,586,418         163,127
  Class C Shares ...........................          124,329          30,267          77,589          --             401,706
  Class K Shares ...........................       (5,358,443)      2,754,303     (15,513,025)     15,152,553       8,737,821
  Class Y Shares ...........................          385,878      12,916,861       2,284,718      50,894,755      16,814,721
                                                -------------   -------------   -------------   -------------   -------------
Net increase/(decrease)in net assets .......      (39,015,283)     14,629,295      (7,332,649)    116,613,315      10,632,391
NET ASSETS:
Beginning of period ........................      305,164,248      59,808,365     214,339,475     228,371,481     212,797,539
                                                -------------   -------------   -------------   -------------   -------------
End of period ..............................    $ 266,148,965   $  74,437,660   $ 207,006,826   $ 344,984,796   $ 223,429,930
                                                =============   =============   =============   =============   =============
Undistributed net investment income/(loss)      $    (384,735)  $      40,284   $     275,200   $     161,933   $     162,047
                                                =============   =============   =============   =============   =============

----------------
(a) The Munder Micro-Cap Equity Fund and Munder Small-Cap Value Fund commenced operations on December 26, 1996.


 ----------------------------------------------------------------------------------------------------------------
                                                   Munder
   Munder          Munder          Munder          Real Estate     Munder          Munder Small
   Micro-Cap       Mid-Cap         Multi-Season    Equity          Small-Cap       Company          Munder
   Equity          Growth          Growth          Investment      Value           Growth           Value
   Fund(a)         Fund            Fund            Fund            Fund(a)         Fund             Fund
-----------------------------------------------------------------  -------------   -------------    -------------

    $         (1)  $     (39,748)  $     456,812   $     764,601   $          30   $     (477,845)  $     174,914

            --           451,399       8,930,766         (84,097)           --         27,888,513       2,195,308

           1,701         449,763      25,310,229       5,757,787           3,658       (6,754,137)      4,074,630
   -------------   -------------   -------------   -------------   -------------   --------------   -------------

           1,700         861,414      34,697,807       6,438,291           3,688       20,656,531       6,444,852

            --            --              --              (6,204)           --             --              (3,229)
            --            --              --             (30,019)           --             --              --
            --            --              --                (650)           --             --              --
            --            --            (154,709)         (2,740)           --             --              (3,997)
            --            --            (342,031)       (485,287)           --             --            (216,248)

            --           (24,793)       (546,542)         --                --           (851,894)        (79,699)
            --            (6,562)     (3,444,324)         --                --           (148,603)        (12,823)
            --           (10,643)       (336,270)         --                --            (76,363)        (40,972)
            --           (59,979)     (8,634,692)         --                --        (16,790,412)       (105,852)
            --        (2,549,785)     (6,586,379)         --                --        (16,925,786)     (4,083,005)

           2,010          10,508       2,371,405          86,594            --          2,393,110         403,077
            --            22,655       3,513,634         314,874            --            780,941          36,285
            --            53,329       1,404,911          95,356            --          1,916,259          85,604
          20,010         293,431      36,915,918         310,008          20,010       11,733,013          95,642
         143,986       6,052,446       4,794,168       9,361,068         473,678       24,983,550       9,366,139
   -------------   -------------   -------------   -------------   -------------   --------------   -------------
         167,706       4,642,021      63,652,896      16,081,291         497,376       27,670,346      11,885,774

            --        22,177,223     352,741,411      21,104,041            --        225,060,311      37,323,724
   -------------   -------------   -------------   -------------   -------------   --------------   -------------
   $     167,706   $  26,819,244   $ 416,394,307   $  37,185,332   $     497,376   $  252,730,657   $  49,209,498
   =============   =============   =============   =============   =============   ==============   =============

   $          (1)  $     (39,748)  $      65,669   $     256,928   $          30   $     (477,845)  $      17,390
   =============   =============   =============   =============   =============   ==============   =============

See Notes to Financial Statements.



The Munder Funds
Statements of Changes in Net Assets, Period Ended December 31, 1996
(Unaudited)
(Continued)

                                               INCOME FUNDS
                                               ---------------------------------------------
                                                                Munder          Munder
                                               Munder           Intermediate    International
                                               Bond             Bond            Bond
                                               Fund             Fund            Fund(a)
                                               -------------    -------------   -------------
Net investment income ......................   $    4,908,800   $  15,896,231   $     269,219
Net realized gain/(loss) on investments sold
  during the period ........................         (127,852)     (1,819,324)        140,040
Net change in unrealized appreciation of
  investments during the period ............        1,975,774       5,745,880         234,131
                                               --------------   -------------   -------------
Net increase in net assets resulting from
  operations ...............................        6,756,722      19,822,787         643,390
Dividends to shareholders from net
  investment income:
  Class A Shares ...........................          (28,001)       (148,841)           (111)
  Class B Shares ...........................          (16,840)         (4,429)         --
  Class C Shares ...........................           (2,023)         (1,417)         --
  Class K Shares ...........................       (1,099,982)    (10,462,493)         --
  Class Y Shares ...........................       (3,581,938)     (5,318,055)       (237,229)
Distributions to shareholders from
 net realized gains:
  Class A Shares ...........................           --              --              --
  Class B Shares ...........................           --              --              --
  Class C Shares ...........................           --              --              --
  Class K Shares ...........................           --              --              --
  Class Y Shares ...........................           --              --              --
Net increase/(decrease) in net assets from
 Fund share transactions:
  Class A Shares ...........................           50,522          70,518          14,441
  Class B Shares ...........................          306,559         140,636          --
  Class C Shares ...........................            1,493           5,541          --
  Class K Shares ...........................        5,011,850     (38,738,269)         --
  Class Y Shares ...........................       (1,717,979)    (28,144,047)     29,414,338
                                               --------------   -------------   -------------
Net increase/(decrease) in net assets ......        5,680,383     (62,778,069)     29,834,829
NET ASSETS:
Beginning of period ........................      146,471,700     558,940,367          --
                                               --------------   -------------   -------------
End of period ..............................   $  152,152,083   $ 496,162,298   $  29,834,829
                                               ==============   =============   =============
Undistributed net investment
  income/(distributions in excess of net
  investment income)........................   $      267,284   $     (16,736)  $      31,879
                                               ==============   =============   =============

(a) The Munder International Bond Fund commenced operations on October 2,
    1996.

----------------------------------------------------------------
                   Munder
   Munder U.S.     Michigan        Munder          Munder
   Government      Triple          Tax-Free        Tax-Free
   Income          Tax-Free        Bond            Intermediate
   Fund            Bond Fund       Fund            Bond Fund
----------------------------------------------------------------

   $   7,509,892    $    785,698   $   4,529,198   $   6,516,324
         943,652          18,179         274,396         431,881
       1,546,995         832,775       3,345,821       3,229,952
   -------------    ------------   -------------   -------------
      10,000,539       1,636,652       8,149,415      10,178,157

         (12,011)        (11,532)        (30,950)       (100,412)
         (30,159)         (5,304)           (628)         (2,578)
            (224)           (607)         --              --
      (5,430,446)       (758,568)     (4,466,593)     (6,306,538)
      (1,545,499)         (9,349)        (48,889)       (113,668)

            (190)            (54)        (11,640)        (13,709)
            (803)            (32)           (361)           (447)
              (4)            (10)         --              --
         (83,557)         (4,034)     (1,496,506)       (798,558)
         (22,021)            (55)        (15,776)        (14,053)

         164,831          12,075       1,232,032       1,912,474
       1,311,988          18,928          53,854         119,821
           9,707          89,021          --              --
      27,281,086       4,768,627         821,316     (34,514,864)
       2,201,385         282,029         160,036          (7,569)
   -------------    ------------   -------------   -------------
      33,844,622       6,017,787       4,345,310     (29,661,944)

     206,399,288      30,377,112     199,720,173     344,113,571
   -------------    ------------   -------------   -------------
   $ 240,243,910    $ 36,394,899   $ 204,065,483   $ 314,451,627
   =============    ============   =============   =============
   $     491,553    $        631   $      13,079   $         122
   =============    ============   =============   =============

See Notes to Financial Statements.



The Munder Funds
Statements of Changes in Net Assets, Period Ended December 31, 1996
(Unaudited)
(Continued)

                                               MONEY MARKET FUNDS
                                               -------------------------------------------------------------
                                               Munder           Munder          Munder          Munder
                                               Cash             Money           Tax-Free        U.S. Treasury
                                               Investment       Market          Money Market    Money Market
                                               Fund             Fund            Fund            Fund
                                               -------------    -------------   -------------   -------------
Net investment income ......................  $    23,599,040   $   4,294,920   $   3,470,114   $   7,819,850
Net realized gain/(loss) on investments sold
  during the period ........................          --                  (13)         27,659          13,991
                                              ---------------   -------------   -------------   -------------
Net increase in net assets resulting from
  operations ...............................       23,599,040       4,294,907       3,497,773       7,833,841
Dividends to shareholders from net
  investment income:
Class A Shares .............................       (1,944,091)           (657)       (112,115)        (50,697)
Class B Shares .............................          --               (1,937)         --              --
Class C Shares .............................          --               (3,041)         --              --
Class K Shares .............................      (13,529,527)        --           (2,895,748)       (984,083)
Class Y Shares .............................       (8,125,422)     (4,289,285)       (462,251)     (6,785,070)
Net increase/(decrease) in net assets from
  Fund share transactions:
Class A Shares .............................      (29,175,438)         (6,731)     (5,401,458)        681,072
Class B Shares .............................          --              (53,236)         --              --
Class C Shares .............................          --              151,795          --              --
Class K Shares .............................       52,801,000         --           15,321,111     (24,322,983)
Class Y Shares .............................       11,523,299    (131,952,171)      5,598,977     (32,009,620)
                                              ---------------   -------------   -------------   -------------
Net increase/(decrease) in net assets ......       35,148,861    (131,860,356)     15,546,289     (55,637,540)
NET ASSETS:
Beginning of period ........................      981,970,838     223,543,542     228,767,026     373,626,172
                                              ---------------   -------------   -------------   -------------
End of period ..............................  $ 1,017,119,699   $  91,683,186   $ 244,313,315   $ 317,988,632
                                              ===============   =============   =============   =============

See Notes to Financial Statements.



[ This Page Intentionally Left Blank ]

The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1996

                                               EQUITY FUNDS
                                               ------------------------------------------------------------------------------

                                               Munder                           Munder                          Munder
                                               Accelerating     Munder          Growth &        Munder          International
                                               Growth           Balanced        Income          Index 500       Equity
                                               Fund             Fund            Fund            Fund            Fund
                                               -------------    -------------   -------------   -------------   -------------

Net investment income/(loss) ...............    $    (722,107)   $  1,381,793   $   4,583,387   $   3,888,122   $   2,087,756
Net realized gain/(loss) on investments
  sold, forward foreign exchange contracts,
  futures contracts and foreign currency
  transactions during the year .............       46,691,730       4,247,352       8,003,703       7,315,484      22,872,003
Net change in unrealized appreciation/
  (depreciation) of investments, forward
  foreign exchange contracts, futures
  contracts, foreign currency and net other
  assets during the year ...................       11,360,252       2,985,979      19,656,692      24,914,242      (2,940,128)
                                                -------------    ------------   -------------   -------------   -------------
Net increase in net assets resulting from
  operations ...............................       57,329,875       8,615,124      32,243,782      36,117,848      22,019,631
Dividends to shareholders from net
  investment income:
  Class A Shares ...........................           --              (6,769)        (17,557)       (186,136)        (14,197)
  Class B Shares ...........................           --                (818)         (3,116)       (116,232)         (2,604)
  Class C Shares ...........................           --                  (9)           (307)         --              (1,373)
  Class K Shares ...........................           --             (24,416)     (4,155,513)     (3,459,701)       (756,166)
  Class Y Shares ...........................           --          (1,271,592)       (386,649)       (188,197)       (693,758)
Distributions to shareholders from net
 realized gains:
  Class A Shares ...........................         (796,263)         --              (6,398)       (188,002)         --
  Class B Shares ...........................          (23,756)         --              (1,242)       (113,627)         --
  Class C Shares ...........................           (2,880)         --                 (73)         --              --
  Class K Shares ...........................      (13,343,959)         --          (1,184,869)     (6,596,398)         --
  Class Y Shares ...........................      (25,626,027)         --             (95,719)       (245,657)         --
Net increase/(decrease) in net assets
 from Fund share transactions:
  Class A Shares ...........................        1,113,624          16,571         711,591      20,401,871       3,038,335
  Class B Shares ...........................          209,740          53,676         150,951      14,297,759         789,135
  Class C Shares ...........................          115,764           2,488          30,096          --           1,541,303
  Class K Shares ...........................       18,983,889       1,416,161      35,683,395      13,217,252      32,126,143
  Class Y Shares ...........................      (16,949,688)      1,666,588      10,645,427      27,067,032       5,054,716
                                                -------------    ------------   -------------   -------------   -------------
Net increase in net assets .................       21,010,319      10,467,004      73,613,799     100,007,812      63,101,165
NET ASSETS:
Beginning of year ..........................      284,153,929      49,341,361     140,725,676     128,363,669     149,696,374
                                                -------------    ------------   -------------   -------------   -------------
End of year ................................    $ 305,164,248    $ 59,808,365   $ 214,339,475   $ 228,371,481   $ 212,797,539
                                                =============    ============   =============   =============   =============
Undistributed net investment income ........           --        $     11,028   $      89,116   $      10,913   $   1,746,683
                                                =============    ============   =============   =============   =============

----------------
(a) The Munder Mid-Cap Growth Fund and Munder Value Fund commenced operations on August 14, 1995 and August 18, 1995, respectively.

--------------------------------------------------------------------------------
                                   Munder
   Munder          Munder          Real Estate     Munder Small
   Mid-Cap         Multi-Season    Equity          Company         Munder
   Growth          Growth          Investment      Growth          Value
   Fund(a)         Fund            Fund            Fund            Fund(a)
-----------------------------------------------------------------  -------------

    $    (45,060)  $   1,120,982    $    739,148   $    (923,176)   $    230,056

       2,680,323      25,850,576         (76,088)     38,063,750       3,723,710

        (430,915)     45,244,470       1,921,177      31,842,217         316,535
    ------------   -------------    ------------   -------------    ------------

       2,204,348      72,216,028       2,584,237      68,982,791       4,270,301

          --             (36,473)         (9,939)         --              (1,476)
          --              --             (54,551)         --                (115)
          --              --                 (52)         --                (635)
          --            (421,941)         --              --              (1,398)
          --            (556,971)       (672,915)         --            (166,818)

          --            (309,579)         --            (259,477)         --
          --          (1,793,378)         --              (6,481)         --
          --            (122,961)         --              (1,089)         --
          --          (3,520,868)         --          (5,357,828)         --
          --          (3,008,122)         --          (5,515,603)         --

         178,519      (2,077,788)         18,057         697,350         385,702
          53,088         (93,613)         39,484         817,150          95,558
          51,283       1,523,560           4,276          67,972         341,761
         401,098      10,921,259          --          32,039,504         996,793
      19,288,887      20,686,357      12,487,433      (1,365,551)     31,404,051
    ------------   -------------    ------------   -------------    ------------
      22,177,223      93,405,510      14,396,030      90,098,738      37,323,724

          --         259,335,901       6,708,011     134,961,573          --
    ------------   -------------    ------------   -------------    ------------
    $ 22,177,223   $ 352,741,411    $ 21,104,041   $ 225,060,311    $ 37,323,724
    ============   =============    ============   =============    ============
          --       $     105,597    $     17,227         --         $     65,950
    ============   =============    ============   =============    ============

See Notes to Financial Statements.



The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1996
(Continued)

                                                        INCOME FUNDS
                                                        -----------------------------
                                                                        Munder
                                                        Munder          Intermediate
                                                        Bond            Bond
                                                        Fund            Fund
                                                        -------------   -------------
Net investment income ...............................   $  10,822,078   $  31,808,695
Net realized gain/(loss) on investments sold during
  the year ..........................................       5,089,499      (5,532,526)
Net change in unrealized appreciation/(depreciation)
  of investments during the year ....................      (7,288,110)     (7,370,694)
                                                        -------------   -------------
Net increase in net assets resulting from operations        8,623,467      18,905,475
Dividends to shareholders from net investment income:
  Class A Shares ....................................         (55,109)       (333,474)
  Class B Shares ....................................          (4,655)         (1,689)
  Class C Shares ....................................            (696)           (697)
  Class K Shares ....................................      (2,050,434)    (20,905,073)
  Class Y Shares ....................................      (8,067,642)    (10,621,666)
Distributions to shareholders from net realized gains:
  Class A Shares ....................................          --              --
  Class B Shares ....................................          --              --
  Class C Shares ....................................          --              --
  Class K Shares ....................................          --              --
  Class Y Shares ....................................          --              --
Net increase/(decrease) in net assets from Fund
 share transactions:
  Class A Shares ....................................          (4,363)         13,571
  Class B Shares ....................................         298,564          96,014
  Class C Shares ....................................          51,999          52,083
  Class K Shares ....................................      (3,960,599)     78,332,591
  Class Y Shares ....................................     (32,736,204)     29,845,423
                                                        -------------   -------------
Net increase/(decrease) in net assets ...............     (37,905,672)     95,382,558
NET ASSETS:
Beginning of year ...................................     184,377,372     463,557,809
                                                        -------------   -------------
End of year .........................................   $ 146,471,700   $ 558,940,367
                                                        =============   =============
Undistributed net investment income .................   $      87,268   $      22,268
                                                        =============   =============


----------------------------------------------------------------
                   Munder
   Munder U.S.     Michigan        Munder          Munder
   Government      Triple          Tax-Free        Tax-Free
   Income          Tax-Free        Bond            Intermediate
   Fund            Bond Fund       Fund            Bond Fund
-----------------------------------------------------------------
    $ 13,263,557    $  1,403,364   $   9,524,201   $  13,779,814
         908,562         255,727       2,840,275       2,061,413
      (7,214,132)       (226,095)     (1,250,772)     (2,983,212)
    ------------    ------------   -------------   -------------
       6,957,987       1,432,996      11,113,704      12,858,015

         (30,082)        (22,125)        (21,596)       (173,307)
         (30,286)        (10,899)           (827)         (1,236)
          --              --              --              --
     (10,651,494)     (1,358,233)     (9,420,177)    (13,226,909)
      (1,983,906)        (11,889)        (69,317)       (371,368)

          (5,751)         --                (197)         --
          (5,860)         --                 (50)         --
          --              --              --              --
      (1,176,686)         --            (135,713)         --
         (39,436)         --              (1,077)         --

         197,767          29,546       1,168,560         903,172
         538,045          (3,044)          3,052          48,503
          --              --              --              --
     (10,495,058)      3,900,063     (36,863,317)      1,629,331
      35,490,250        (570,397)        407,472      (5,857,566)
    ------------    ------------   -------------   -------------
      18,765,490       3,386,018     (33,819,483)     (4,191,365)

     187,633,798      26,991,094     233,539,656     348,304,936
    ------------    ------------   -------------   -------------
    $206,399,288    $ 30,377,112   $ 199,720,173   $ 344,113,571
    ============    ============   =============   =============
          --        $        293   $      30,941   $       6,994
    ============    ============   =============   =============

See Notes to Financial Statements.



The Munder Funds
Statements of Changes in Net Assets, Year Ended June 30, 1996
(Continued)

                                               MONEY MARKET FUNDS
                                               -------------------------------------------------------------
                                               Munder           Munder          Munder          Munder
                                               Cash             Money           Tax-Free        U.S. Treasury
                                               Investment       Market          Money Market    Money Market
                                               Fund             Fund            Fund            Fund
                                               -------------    -------------   -------------   -------------
Net investment income ......................     $ 52,211,411    $ 13,048,862    $  7,523,896    $ 16,173,434
Net realized gain/(loss) on investments sold
  during the year ..........................            1,334             313         (14,227)          8,412
                                                 ------------    ------------    ------------    ------------
Net increase in net assets resulting from
  operations ...............................       52,212,745      13,049,175       7,509,669      16,181,846
Dividends to shareholders from net
  investment income:
  Class A Shares ...........................       (3,466,266)         (1,400)       (259,717)        (76,366)
  Class B Shares ...........................           --              (8,089)         --              --
  Class C Shares ...........................           --              --              --              --
  Class K Shares ...........................      (31,064,112)         --          (6,237,517)     (3,424,423)
  Class Y Shares ...........................      (17,681,033)    (13,039,373)     (1,026,662)    (12,672,645)
Net increase/(decrease) in net assets
 from Fund share transactions:
  Class A Shares ...........................       64,092,621          23,022       2,053,372         502,834
  Class B Shares ...........................           --            (246,839)         --              --
  Class C Shares ...........................           --              --              --              --
  Class K Shares ...........................      (11,105,184)         --          (3,128,945)    (12,076,540)
  Class Y Shares ...........................      (22,568,719)    (40,117,628)      2,166,987      78,809,626
                                                 ------------    ------------    ------------    ------------
Net increase/(decrease) in net assets ......       30,420,052     (40,341,132)      1,077,187      67,244,332
NET ASSETS:
Beginning of year ..........................      951,550,786     263,884,674     227,689,839     306,381,840
                                                 ------------    ------------    ------------    ------------
End of year ................................     $981,970,838    $223,543,542    $228,767,026    $373,626,172
                                                 ============    ============    ============    ============

See Notes to Financial Statements.



[ This Page Intentionally Left Blank ]

The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1996 (Unaudited)

                                               EQUITY FUNDS
                                               ------------------------------------------------------------------------------
                                               Munder                           Munder                          Munder
                                               Accelerating     Munder          Growth &        Munder          International
                                               Growth           Balanced        Income          Index 500       Equity
                                               Fund             Fund            Fund            Fund            Fund
                                               -------------    -------------   -------------   -------------   -------------
Amount
Class A Shares:
Sold .......................................    $  22,666,682     $    61,385    $  1,240,698    $ 21,400,370    $  1,559,382
Issued as reinvestment of dividends ........          433,223          21,106          84,468         305,887         166,726
Redeemed ...................................      (22,758,831)        (46,061)       (324,780)     (7,177,448)       (523,715)
                                                -------------     -----------    ------------    ------------    ------------
Net increase ...............................    $     341,074     $    36,430    $  1,000,386    $ 14,528,809    $  1,202,393
                                                =============     ===========    =============   ============    ============
Class B Shares:
Sold .......................................    $     760,959     $    58,127    $    111,639    $ 14,422,259    $    180,631
Issued as reinvestment of dividends ........           16,206           2,062          11,468         116,689          20,901
Redeemed ...................................         (607,647)            (21)        (75,688)       (952,530)        (38,405)
                                                -------------     -----------    ------------    ------------    ------------
Net increase ...............................    $     169,518     $    60,168    $     47,419    $ 13,586,418    $    163,127
                                                =============     ===========    ============    ============    ============
Class C Shares:
Sold .......................................    $     124,326     $    30,289    $     79,606                    $    412,098
Issued as reinvestment of dividends ........               52          --              --                              --
Redeemed ...................................              (49)            (22)         (2,017)                        (10,392)
                                                -------------     -----------    ------------                    ------------
Net increase ...............................    $     124,329     $    30,267    $     77,589                    $    401,706
                                                =============     ===========    ============                    ============
Class K Shares:
Sold .......................................    $ 116,897,938     $ 3,480,282    $ 17,731,109    $ 17,527,225    $ 19,003,014
Issued as reinvestment of dividends ........            6,756          --                 281           1,018          11,525
Redeemed ...................................     (122,263,137)       (725,979)    (33,244,415)     (2,375,690)    (10,276,718)
                                                -------------     -----------    ------------    ------------    ------------
Net increase/(decrease) ....................    $  (5,358,443)    $ 2,754,303    $(15,513,025)   $ 15,152,553    $  8,737,821
                                                =============     ===========    ============    ============    ============
Class Y Shares:
Sold .......................................    $  24,242,343     $19,591,801    $  4,499,835    $ 77,131,708    $ 21,805,171
Issued as reinvestment of dividends ........          398,011             486          12,011          95,073         829,061
Redeemed ...................................      (24,254,476)     (6,675,426)     (2,227,128)    (26,332,026)     (5,819,511)
                                                -------------     -----------    ------------    ------------    ------------
Net increase ...............................    $     385,878     $12,916,861    $  2,284,718    $ 50,894,755    $ 16,814,721
                                                =============     ===========    ============    ============    ============

----------------
(a) The Munder Micro-Cap Equity Fund Class A Shares, Class K Shares and Class Y Shares commenced operations on December 26, 1996, December 31, 1996 and December 26, 1996, respectively.

(b) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(c) The Munder Small-Cap Value Fund Class K Shares and Class Y Shares commenced operations on December 31, 1996 and December 26, 1996, respectively.

 ----------------------------------------------------------------------------------------------------------------
                                                   Munder
   Munder          Munder          Munder          Real Estate     Munder          Munder Small
   Micro-Cap       Mid-Cap         Multi-Season    Equity          Small-Cap       Company          Munder
   Equity          Growth          Growth          Investment      Value           Growth           Value
   Fund(a)         Fund            Fund            Fund(b)         Fund(c)         Fund             Fund
-----------------------------------------------------------------  -------------   -------------    -------------

   $       2,010   $      50,258   $   3,259,495   $     124,256            --     $   23,092,055   $     483,804
            --             4,730         293,969           3,241            --            600,615           4,078
            --           (44,480)     (1,182,059)        (40,903)           --        (21,299,560)        (84,805)
   -------------   -------------   -------------   -------------   -------------   -------------    -------------
   $       2,010   $      10,508   $   2,371,405   $      86,594            --     $    2,393,110   $     403,077
   =============   =============   =============   =============   =============   =============    =============

            --     $      17,715   $   6,257,141   $     365,543            --     $    1,223,624   $      61,692
            --             4,952       1,223,154           4,880            --             17,046           3,810
            --               (12)     (3,966,661)        (55,549)           --           (459,729)        (29,217)
   -------------   -------------   -------------   -------------   -------------   -------------    -------------
            --     $      22,655   $   3,513,634   $     314,874            --     $      780,941   $      36,285
   =============   =============   =============   =============   =============   =============    =============

            --     $      53,522   $   1,700,034   $      95,463            --     $   10,115,624   $      83,392
            --               896          13,790             145            --              5,764           2,223
            --            (1,089)       (308,913)           (252)           --         (8,205,129)            (11)
   -------------   -------------   -------------   -------------   -------------   -------------    -------------
            --     $      53,329   $   1,404,911   $      95,356            --     $    1,916,259   $      85,604
   =============   =============   =============   =============   =============   ==============   =============

   $      20,010   $     321,942   $  47,637,878   $     310,020   $      20,010   $   55,066,604   $     404,981
            --             --             77,782           --               --             17,337             338
            --           (28,511)    (10,799,742)            (12)           --        (43,350,928)       (309,677)
   -------------   -------------   -------------   -------------   -------------   --------------   -------------
   $      20,010   $     293,431   $  36,915,918   $     310,008   $      20,010   $   11,733,013   $      95,642
   =============   =============   =============   =============   =============   ==============   =============

   $     143,986   $   5,848,454   $  30,428,111   $   9,430,253   $     473,678   $   35,032,702   $   9,382,748
            --           299,113         886,972          28,759            --            822,966         307,534
            --           (95,121)    (26,520,915)        (97,944)           --        (10,872,118)       (324,143)
   -------------   -------------   -------------   -------------   -------------   --------------   -------------
   $     143,986   $   6,052,446   $   4,794,168   $   9,361,068   $     473,678   $   24,983,550   $   9,366,139
   =============   =============   =============   =============   =============   ==============   =============

See Notes to Financial Statements.



The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1996 (Unaudited)
(Continued)

                                               EQUITY FUNDS
                                               ------------------------------------------------------------------------------
                                               Munder                           Munder                          Munder
                                               Accelerating     Munder          Growth &        Munder          International
                                               Growth           Balanced        Income          Index 500       Equity
                                               Fund             Fund            Fund            Fund            Fund
                                               -------------    -------------   -------------   -------------   -------------
Shares
Class A Shares:
Sold .......................................        1,515,737           4,824          91,503       1,286,680         107,711
Issued as reinvestment of dividends ........           33,248           1,764           6,499          17,998          12,241
Redeemed ...................................       (1,520,565)         (3,679)        (24,840)       (428,683)        (35,399)
                                                -------------   -------------   -------------   -------------   -------------
Net increase ...............................           28,420           2,909          73,162         875,995          84,553
                                                =============   =============   =============   =============   =============
Class B Shares:
Sold .......................................           53,225           4,730           8,213         859,014          12,801
Issued as reinvestment of dividends ........            1,273             173             883           6,855           1,550
Redeemed ...................................          (42,015)             (2)         (5,647)        (55,603)         (2,594)
                                                -------------   -------------   -------------   -------------   -------------
Net increase ...............................           12,483           4,901           3,449         810,266          11,757
                                                =============   =============   =============   =============   =============
Class C Shares:
Sold .......................................            8,613           2,353           6,199                          29,073
Issued as reinvestment of dividends ........                4           --              --                              --
Redeemed ...................................               (3)             (2)           (156)                           (700)
                                                -------------   -------------   -------------                   -------------
Net increase ...............................            8,614           2,351           6,043                          28,373
                                                =============   =============   =============                   =============
Class K Shares:
Sold .......................................        7,956,647         279,715       1,351,297       1,035,300       1,310,334
Issued as reinvestment of dividends ........              518           --                 21              60             846
Redeemed ...................................       (8,259,480)        (58,340)     (2,484,635)       (144,290)       (708,094)
                                                -------------   -------------   -------------   -------------   -------------
Net increase/(decrease) ....................         (302,315)        221,375      (1,133,317)        891,070         603,086
                                                =============   =============   =============   =============   =============
Class Y Shares:
Sold .......................................        1,739,652       1,606,599         338,139       4,467,571       1,499,654
Issued as reinvestment of dividends ........           30,267              40             924           5,583          60,693
Redeemed ...................................       (1,667,716)       (540,454)       (164,834)     (1,543,612)       (388,211)
                                                -------------   -------------   -------------   -------------   -------------
Net increase ...............................          102,203       1,066,185         174,229       2,929,542       1,172,136
                                                =============   =============   =============   =============   =============

----------------
(a) The Munder Micro-Cap Equity Fund Class A Shares, Class K Shares and Class Y Shares commenced operations on December 26, 1996, December 31, 1996 and December 26, 1996, respectively.

(b) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(c) The Munder Small-Cap Value Fund Class K Shares and Class Y Shares commenced operations on December 31, 1996 and December 26, 1996, respectively.

 ----------------------------------------------------------------------------------------------------------------
                                                   Munder
   Munder          Munder          Munder          Real Estate     Munder          Munder Small
   Micro-Cap       Mid-Cap         Multi-Season    Equity          Small-Cap       Company          Munder
   Equity          Growth          Growth          Investment      Value           Growth           Value
   Fund(a)         Fund            Fund            Fund(b)         Fund(c)         Fund             Fund
-----------------------------------------------------------------  -------------   -------------    -------------
             201           4,175         211,706           9,762             --         1,090,141          40,612
             --              450          19,533             261             --            32,016             351
             --           (4,028)        (81,411)         (3,289)            --          (996,582)         (6,990)
   -------------   -------------   -------------   -------------   -------------   -------------    -------------
             201             597         149,828           6,734             --           125,575          33,973
   =============   =============   =============   =============   =============   =============    =============

             --            1,548         417,992          28,388             --            62,482           5,261
             --              475          83,151             392             --               929             328
             --               (1)       (264,248)         (4,376)            --           (23,570)         (2,537)
   -------------   -------------   -------------   -------------   -------------   -------------    -------------
             --            2,022         236,895          24,404             --            39,841           3,052
   =============   =============   =============   =============   =============   =============    =============

             --            4,765         113,172           7,302             --           497,064           6,965
             --               86             937              13             --               310             192
             --              (91)        (21,598)            (22)            --          (393,368)             (1)
   -------------   -------------   -------------   -------------   -------------   -------------    -------------
             --            4,760          92,511           7,293             --           104,006           7,156
   =============   =============   =============   =============   =============   =============    =============

           1,977          29,130       3,098,577          24,849           1,985        2,658,767          34,014
             --             --             5,174            --               --               924              29
             --           (2,399)       (692,912)             (1)            --        (2,073,740)        (25,949)
   -------------   -------------   -------------   -------------   -------------   -------------    -------------
           1,977          26,731       2,410,839          24,848           1,985          585,951           8,094
   =============   =============   =============   =============   =============   =============    =============

          14,400         509,633       1,906,812         728,132          47,368        1,728,731         776,016
             --           28,379          58,502           2,274             --            43,474          26,381
             --           (8,212)     (1,656,800)         (7,507)            --          (528,457)        (26,972)
   -------------   -------------   -------------   -------------   -------------   -------------    -------------
          14,400         529,800         308,514         722,899          47,368        1,243,748         775,425
   =============   =============   =============   =============   =============   =============    =============

See Notes to Financial Statements.



The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1996 (Unaudited)
(Continued)

                                               INCOME FUNDS
                                               ---------------------------------------------
                                                                Munder          Munder
                                               Munder           Intermediate    International
                                               Bond             Bond            Bond
                                               Fund             Fund            Fund(a)
                                               -------------    -------------   -------------
Amount
Class A Shares:
Sold .......................................     $    571,962    $  1,287,449     $    14,329
Issued as reinvestment of dividends ........           17,125         115,644             112
Redeemed ...................................         (538,565)     (1,332,575)         --
                                                 ------------    ------------     -----------
Net increase ...............................     $     50,522    $     70,518     $    14,441
                                                 ============    ============     ===========
Class B Shares:
Sold .......................................     $    367,819    $    141,154          --
Issued as reinvestment of dividends ........            4,907           1,856          --
Redeemed ...................................          (66,167)         (2,374)         --
                                                 ------------    ------------     -----------
Net increase ...............................     $    306,559    $    140,636          --
                                                 ============    ============     ===========
Class C Shares:
Sold .......................................     $     44,332    $  1,366,981          --
Issued as reinvestment of dividends ........              437             498          --
Redeemed ...................................          (43,276)     (1,361,938)         --
                                                 ------------    ------------     -----------
Net increase ...............................     $      1,493    $      5,541          --
                                                 ============    ============     ===========
Class K Shares:
Sold .......................................     $  8,720,753    $ 20,535,875          --
Issued as reinvestment of dividends ........           --              20,739          --
Redeemed ...................................       (3,708,903)    (59,294,883)         --
                                                 ------------    ------------     -----------
Net increase/(decrease) ....................     $  5,011,850    $(38,738,269)         --
                                                 ============    ============     ===========
Class Y Shares:
Sold .......................................     $  9,011,551    $ 13,035,535     $29,436,263
Issued as reinvestment of dividends ........           13,777          15,643           5,749
Redeemed ...................................      (10,743,307)    (41,195,225)        (27,674)
                                                 ------------    ------------     -----------
Net increase/(decrease) ....................     $ (1,717,979)   $(28,144,047)    $29,414,338
                                                 ============    ============     ===========

(a) The Munder International Bond Fund Class A Shares and Class Y Shares commenced operations on October 17, 1996 and October 2, 1996, respectively.

(b) The Munder U.S. Government Income Fund Class C Shares commenced operations on August 12, 1996.

(c) The Munder Michigan Triple Tax-Free Bond Fund Class C Shares commenced operations on October 4, 1996.

----------------------------------------------------------------
                   Munder
   Munder U.S.     Michigan        Munder          Munder
   Government      Triple          Tax-Free        Tax-Free
   Income          Tax-Free        Bond            Intermediate
   Fund(b)         Bond Fund(c)    Fund            Bond Fund
-----------------------------------------------------------------
   $     478,002   $     147,055   $   1,376,202   $   2,987,915
           6,193           7,008          14,671          54,891
        (319,364)       (141,988)       (158,841)     (1,130,332)
   -------------   -------------   -------------   -------------
   $     164,831   $      12,075   $   1,232,032   $   1,912,474
   =============   =============   =============   =============

   $   1,442,638   $      15,452   $      53,570   $     119,476
           7,163           3,476             294             345
        (137,813)         --                 (10)         --
   -------------   -------------   -------------   -------------
   $   1,311,988   $      18,928   $      53,854   $     119,821
   =============   =============   =============   =============

   $      16,543   $      89,041          --              --
              20          --              --              --
          (6,856)            (20)         --              --
   -------------   -------------   -------------   -------------
   $       9,707   $      89,021          --              --
   =============   =============   =============   =============

   $  40,123,750   $   7,097,313   $  17,734,963   $  10,217,055
           1,930             301             976           5,591
     (12,844,594)     (2,328,987)    (16,914,623)    (44,737,510)
   -------------   -------------   -------------   -------------
   $  27,281,086   $   4,768,627   $     821,316   $ (34,514,864)
   =============   =============   =============   =============

   $   2,679,761   $     279,767   $     316,255   $     301,896
           5,599           2,262             359             224
        (483,975)         --            (156,578)       (309,689)
   -------------   -------------   -------------   -------------
   $   2,201,385   $     282,029   $     160,036   $      (7,569)
   =============   =============   =============   =============

See Notes to Financial Statements.



The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1996 (Unaudited)
(Continued)

                                               INCOME FUNDS
                                               ----------------------------------------------
                                                                Munder          Munder
                                               Munder           Intermediate    International
                                               Bond             Bond            Bond
                                               Fund             Fund            Fund(a)
                                               -------------    -------------   -------------
Shares
Class A Shares:
Sold .......................................           59,055         137,439           1,419
Issued as reinvestment of dividends ........            1,785          12,423              11
Redeemed ...................................          (55,745)       (142,875)          --
                                                -------------   -------------   -------------
Net increase ...............................            5,095           6,987           1,430
                                                =============   =============   =============
Class B Shares:
Sold .......................................           38,577          15,056           --
Issued as reinvestment of dividends ........              507             266           --
Redeemed ...................................           (6,832)           (268)          --
                                                -------------   -------------   -------------
Net increase ...............................           32,252          15,054           --
                                                =============   =============   =============
Class C Shares:
Sold .......................................            4,663         146,587           --
Issued as reinvestment of dividends ........               45              76           --
Redeemed ...................................           (4,503)       (144,907)          --
                                                -------------   -------------   -------------
Net increase ...............................              205           1,756           --
                                                =============   =============   =============
Class K Shares:
Sold .......................................          912,055       2,196,299           --
Issued as reinvestment of dividends ........            --              2,218           --
Redeemed ...................................         (385,957)     (6,348,382)          --
                                                -------------   -------------   -------------
Net increase/(decrease) ....................          526,098      (4,149,865)          --
                                                =============   =============   =============
Class Y Shares:
Sold .......................................          939,544       1,390,824       2,936,217
Issued as reinvestment of dividends ........            1,431           1,671             569
Redeemed ...................................       (1,117,160)     (4,406,198)         (2,718)
                                                -------------   -------------   -------------
Net increase/(decrease) ....................         (176,185)     (3,013,703)      2,934,068
                                                =============   =============   =============

(a) The Munder International Bond Fund Class A Shares and Class Y Shares commenced operations on October 17, 1996 and October 2, 1996, respectively.

(b) The Munder U.S. Government Income Fund Class C Shares commenced operations on August 12, 1996.

(c) The Munder Michigan Triple Tax-Free Bond Fund Class C Shares commenced operations on October 4, 1996.


-----------------------------------------------------------------
                   Munder
   Munder U.S.     Michigan        Munder          Munder
   Government      Triple          Tax-Free        Tax-Free
   Income          Tax-Free        Bond            Intermediate
   Fund(b)         Bond Fund(c)    Fund            Bond Fund
-----------------------------------------------------------------
          47,766          15,463         131,901         286,130
             613             738           1,409           5,271
         (31,948)        (14,824)        (15,190)       (108,483)
   -------------   -------------   -------------   -------------
          16,431           1,377         118,120         182,918
   =============   =============   =============   =============

         142,348           1,657           5,121          11,506
             701             368              27              33
         (13,886)           --                (1)          --
   -------------   -------------   -------------   -------------
         129,163           2,025           5,147          11,539
   =============   =============   =============   =============

           1,645           9,301           --              --
               2            --             --              --
            (667)             (2)          --              --
   -------------   -------------   -------------   -------------
             980           9,299           --              --
   =============   =============   =============   =============

       3,994,483         744,422       1,696,382         981,263
             191              32              94             537
      (1,274,582)       (244,868)     (1,616,420)     (4,296,656)
   -------------   -------------   -------------   -------------
       2,720,092         499,586          80,056      (3,314,856)
   =============   =============   =============   =============

         265,211          29,677          30,355          29,027
             551             237              35              21
         (48,030)           --           (14,989)        (29,740)
   -------------   -------------   -------------   -------------
         217,732          29,914          15,401            (692)
   =============   =============   =============   =============

See Notes to Financial Statements.



The Munder Funds
Statements of Changes - Capital Stock Activity, Period Ended December 31, 1996 (Unaudited)
(Continued)

Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

                                               MONEY MARKET FUNDS
                                               -------------------------------------------------------------
                                               Munder           Munder          Munder          Munder
                                               Cash             Money           Tax-Free        U.S. Treasury
                                               Investment       Market          Money Market    Money Market
                                               Fund             Fund(a)         Fund            Fund
                                               -------------    -------------   -------------   -------------
Class A Shares:
Sold .......................................    $  99,764,940   $      67,212   $   4,056,105   $   3,914,408
Issued as reinvestment of dividends ........        1,934,157             596         111,128          50,698
Redeemed ...................................     (130,874,535)        (74,539)     (9,568,691)     (3,284,034)
                                                -------------   -------------   -------------   -------------
Net increase/(decrease) ....................    $ (29,175,438)  $      (6,731)  $  (5,401,458)  $     681,072
                                                =============   =============   =============   =============
Class B Shares:
Sold .......................................                    $     643,980
Issued as reinvestment of dividends ........                            1,448
Redeemed ...................................                         (698,664)
                                                                -------------
Net decrease ...............................                    $     (53,236)
                                                                =============
Class C Shares:
Sold .......................................                    $   9,330,621
Issued as reinvestment of dividends ........                            2,960
Redeemed ...................................                       (9,181,786)
                                                                -------------
Net increase ...............................                    $     151,795
                                                                =============
Class K Shares:
Sold .......................................    $ 412,375,184                   $ 118,372,358   $  44,163,651
Issued as reinvestment of dividends ........           54,499                           3,816         --
Redeemed ...................................     (359,628,683)                   (103,055,063)    (68,486,634)
                                                -------------                   -------------   -------------
Net increase/(decrease) ....................    $  52,801,000                   $  15,321,111   $ (24,322,983)
                                                =============                   =============   =============
Class Y Shares:
Sold .......................................    $ 245,318,966   $ 139,109,577   $  88,529,095   $ 297,136,274
Issued as reinvestment of dividends ........            1,399       4,245,980           1,150               4
Redeemed ...................................     (233,797,066)   (275,307,728)    (82,931,268)   (329,145,898)
                                                -------------   -------------   -------------   -------------
Net increase/(decrease) ....................    $  11,523,299   $(131,952,171)  $   5,598,977   $ (32,009,620)
                                                =============   =============   =============   =============

(a) The Munder Money Market Fund Class C Shares commenced operations on October 17, 1996.

See Notes to Financial Statements.



[ This Page Intentionally Left Blank ]



The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1996

                                               EQUITY FUNDS
                                               ------------------------------------------------------------------------------

                                                 Munder                         Munder                          Munder
                                                 Accelerating   Munder          Growth &        Munder          International
                                                 Growth         Balanced        Income          Index 500       Equity
                                                 Fund(a)        Fund(b)         Fund(c)         Fund            Fund(d)
                                               -------------    -------------   -------------   -------------   -------------
Amount
Class A Shares:
Sold .......................................     $  1,145,088    $     65,148    $  1,085,992    $ 21,789,661    $  3,493,085
Issued as reinvestment of dividends ........          677,255           6,383           6,515          87,729          10,130
Redeemed ...................................         (708,719)        (54,960)       (380,916)     (1,475,519)       (464,880)
                                                 ------------    ------------    -------------   -------------   -------------
Net increase/(decrease) ....................     $  1,113,624    $     16,571    $    711,591    $ 20,401,871    $  3,038,335
                                                 ============    ============    =============   =============   =============
Class B Shares:
Sold .......................................     $    202,719    $     81,707    $    156,778    $ 14,411,687    $    799,832
Issued as reinvestment of dividends ........           14,881             302           1,396           9,649           2,604
Redeemed ...................................           (7,860)        (28,333)         (7,223)       (123,577)        (13,301)
                                                 ------------    ------------    -------------   -------------   -------------
Net increase/(decrease) ....................     $    209,740    $     53,676    $    150,951    $ 14,297,759    $    789,135
                                                 ============    ============    =============   =============   =============
Class C Shares:
Sold .......................................     $    136,998    $     12,513    $     30,096                    $  1,570,934
Issued as reinvestment of dividends ........              160          --              --                              --
Redeemed ...................................          (21,394)        (10,025)         --                             (29,631)
                                                 ------------    ------------    -------------                   -------------
Net increase ...............................     $    115,764    $      2,488    $     30,096                    $  1,541,303
                                                 ============    ============    =============                   =============
Class K Shares:
Sold .......................................     $ 74,290,538    $  1,521,143    $ 62,205,961    $ 17,116,950    $ 46,236,105
Issued as reinvestment of dividends ........            3,882          --                 928           2,396             532
Redeemed ...................................      (55,310,531)       (104,982)    (26,523,494)     (3,902,094)    (14,110,494)
                                                 ------------    ------------    -------------   -------------   -------------
Net increase ...............................     $ 18,983,889    $  1,416,161    $ 35,683,395    $ 13,217,252    $ 32,126,143
                                                 ============    ============    =============   =============   =============
Class Y Shares:
Sold .......................................     $ 38,068,446    $ 26,158,851    $ 13,447,579    $ 57,654,834    $ 21,149,472
Issued as reinvestment of dividends ........          382,085             106           1,368         150,375          44,383
Redeemed ...................................      (55,400,219)    (24,492,369)     (2,803,520)    (30,738,177)    (16,139,139)
                                                 ------------    ------------    -------------   -------------   -------------
Net increase/(decrease) ....................     $(16,949,688)   $  1,666,588    $ 10,645,427    $ 27,067,032    $  5,054,716
                                                 ============    ============    =============   =============   =============

----------------
(a) The Munder Accelerating Growth Fund and Munder Small Company Growth Fund Class C Shares commenced operations on September 26, 1995.

(b) The Munder Balanced Fund Class C Shares commenced operations on January 24, 1996.

(c) The Munder Growth & Income Fund Class C Shares commenced operations on December 5, 1995.

(d) The Munder International Equity Fund Class C Shares commenced operations on September 29, 1995.

(e) The Munder Mid-Cap Growth Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on December 22, 1995, January 26, 1996, November 9, 1995, October 2, 1995 and August 14, 1995, respectively.

(f) The Munder Real Estate Equity Investment Fund Class C Shares commenced operations on January 5, 1996.

(g) The Munder Value Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on September 14, 1995, September 19, 1995, February 9, 1996, November 30, 1995 and August 18, 1995, respectively.

 --------------------------------------------------------------------------------
                                   Munder
   Munder          Munder          Real Estate     Munder Small
   Mid-Cap         Multi-Season    Equity          Company         Munder
   Growth          Growth          Investment      Growth          Value
   Fund(e)         Fund            Fund(f)         Fund(a)         Fund(g)
 ---------------   ------------    -----------     ------------- -------------
     $   178,579    $  1,866,202     $    94,626    $    982,874     $   385,702
          --             236,573           3,521         218,328          --
             (60)     (4,180,563)        (80,090)       (503,852)         --
     -----------    ------------     -----------    ------------     -----------
     $   178,519    $ (2,077,788)    $    18,057    $    697,350     $   385,702
     ===========    ============     ===========    ============     ===========

     $    53,088    $  7,291,485     $   214,109    $    829,305     $   101,522
          --             622,220           1,494           1,740              37
          --          (8,007,318)       (176,119)        (13,895)         (6,001)
     -----------    ------------     -----------    ------------     -----------
     $    53,088    $    (93,613)    $    39,484    $    817,150     $    95,558
     ===========    ============     ===========    ============     ===========

     $    51,504    $  1,869,460     $     4,981    $     87,879     $   341,761
          --               1,100              50          --              --
            (221)       (347,000)           (755)        (19,907)         --
     -----------    ------------     -----------    ------------     -----------
     $    51,283    $  1,523,560     $     4,276    $     67,972     $   341,761
     ===========    ============     ===========    ============     ===========

     $   428,161    $ 45,610,023          --        $ 54,634,185     $   999,348
          --              49,029          --                 292              14
         (27,063)    (34,737,793)         --         (22,594,973)         (2,569)
     -----------    ------------     -----------    ------------     -----------
     $   401,098    $ 10,921,259          --        $ 32,039,504     $   996,793
     ===========    ============     ===========    ============     ===========

     $19,316,468    $ 44,920,483     $12,521,999    $ 24,386,268     $31,713,079
          --             285,464          35,483         104,346           9,592
         (27,581)    (24,519,590)        (70,049)    (25,856,165)       (318,620)
     -----------    ------------     -----------    ------------     -----------
     $19,288,887    $ 20,686,357     $12,487,433    $ (1,365,551)    $31,404,051
     ===========    ============     ===========    ============     ===========

See Notes to Financial Statements.




The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1996


                                               EQUITY FUNDS
                                               -----------------------------------------------------------------------------
                                               Munder                           Munder                         Munder
                                               Accelerating     Munder          Growth &       Munder          International
                                               Growth           Balanced        Income         Index 500       Equity
                                               Fund(a)          Fund(b)         Fund(c)        Fund            Fund(d)
                                               -------------    -------------   -------------  -------------   -------------
Shares
Class A Shares:
Sold .......................................           75,683           5,551          89,004      1,388,335         242,557
Issued as reinvestment of dividends ........           51,659             544             531          5,718             709
Redeemed ...................................          (47,482)         (4,916)       (31,289)        (94,947)        (31,547)
                                               --------------   -------------   -------------  -------------   -------------
Net increase/(decrease) ....................           79,860           1,179          58,246      1,299,106         211,719
                                               ==============   =============   =============  =============   =============
Class B Shares:
Sold .......................................           13,808           7,137          12,936        923,629          56,033
Issued as reinvestment of dividends ........            1,152              25             118            606             184
Redeemed ...................................             (596)         (2,478)          (616)         (7,779)         (1,613)
                                               --------------   -------------   -------------  -------------   -------------
Net increase/(decrease) ....................           14,364           4,684          12,438        916,456          54,604
                                               ==============   =============   =============  =============   =============
Class C Shares:
Sold .......................................            9,081           1,066           2,345                        107,537
Issued as reinvestment of dividends ........               12           --              --                             --
Redeemed ...................................           (1,368)           (857)          --                            (2,070)
                                               --------------   -------------   -------------                  -------------
Net increase ...............................            7,725             209           2,345                        105,467
                                               ==============   =============   =============                  =============
Class K Shares:
Sold .......................................        4,992,293         132,003       5,017,201      1,101,748       3,219,387
Issued as reinvestment of dividends ........              296           --                 78            160              37
Redeemed ...................................       (3,594,737)         (8,633)    (2,160,605)       (246,829)       (977,910)
                                               --------------   -------------   -------------  -------------   -------------
Net increase ...............................        1,397,852         123,370       2,856,674        855,079       2,241,514
                                               ==============   =============   =============  =============   =============
Class Y Shares:
Sold .......................................        2,648,565       2,227,419       1,086,646      3,781,785       1,472,148
Issued as reinvestment of dividends ........           28,990               9             112         10,014           3,097
Redeemed ...................................       (3,517,122)     (2,098,028)      (224,398)     (2,035,333)     (1,147,491)
                                               --------------   -------------   -------------  -------------   -------------
Net increase/(decrease) ....................         (839,567)        129,400         862,360      1,756,466         327,754
                                               ==============   =============   =============  =============   =============

----------------
(a) The Munder Accelerating Growth Fund and Munder Small Company Growth Fund Class C Shares commenced operations on September 26, 1995.

(b) The Munder Balanced Fund Class C Shares commenced operations on January 24, 1996.

(c) The Munder Growth & Income Fund Class C Shares commenced operations on December 5, 1995.

(d) The Munder International Equity Fund Class C Shares commenced operations on September 29, 1995.

(e) The Munder Mid-Cap Growth Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on December 22, 1995, January 26, 1996, November 9, 1995, October 2, 1995 and August 14, 1995, respectively.

(f) The Munder Real Estate Equity Investment Fund Class C Shares commenced operations on January 5, 1996.

(g) The Munder Value Fund Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares commenced operations on September 14, 1995, September 19, 1995, February 9, 1996, November 30, 1995 and August 18, 1995, respectively.


--------------------------------------------------------------------------------
                                   Munder
   Munder          Munder          Real Estate     Munder Small
   Mid-Cap         Multi-Season    Equity          Company         Munder
   Growth          Growth          Investment      Growth          Value
   Fund(e)         Fund            Fund(f)         Fund(a)         Fund(g)
-----------------------------------------------------------------  -------------
          17,448         139,270           9,047          55,637          36,601
           --             17,884             330          13,200           --
              (5)       (296,421)         (7,693)        (27,481)          --
   -------------   -------------   -------------   -------------   -------------
          17,443        (139,267)          1,684          41,356          36,601
   =============   =============   =============   =============   =============

           4,568         549,554          20,379          45,308           9,460
           --             47,936             142             107               3
           --           (605,737)        (16,664)           (704)           (567)
   -------------   -------------   -------------   -------------   -------------
           4,568          (8,247)          3,857          44,711           8,896
   =============   =============   =============   =============   =============

           4,650         140,236             453           4,594          30,146
           --                 85               5           --              --
             (21)        (25,952)            (70)           (953)          --
   -------------   -------------   -------------   -------------   -------------
           4,629         114,369             388           3,641          30,146
   =============   =============   =============   =============   =============

          38,842       3,335,619           --          3,045,689          88,171
           --              3,710           --                 18               1
          (2,464)     (2,559,031)          --         (1,156,557)           (233)
   -------------   -------------   -------------   -------------   -------------
          36,378         780,298           --          1,889,150          87,939
   =============   =============   =============   =============   =============

       1,855,470       3,304,727       1,213,257       1,351,024       3,087,099
           --             21,357           3,361           6,278             854
          (2,462)     (1,857,504)         (6,570)     (1,505,669)        (30,486)
   -------------   -------------   -------------   -------------   -------------
       1,853,008       1,468,580       1,210,048        (148,367)      3,057,467
   =============   =============   =============   =============   =============

See Notes to Financial Statements.



The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1996 (Continued)

                                               INCOME FUNDS
                                               -----------------------------
                                                                Munder
                                               Munder           Intermediate
                                               Bond             Bond
                                               Fund(a)          Fund(b)
                                               -------------    -------------
Amount
Class A Shares:
Sold .......................................     $    167,845    $  2,014,281
Issued as reinvestment of dividends ........           35,561         242,083
Redeemed ...................................         (207,769)     (2,242,793)
                                                 ------------    ------------
Net increase/(decrease) ....................     $     (4,363)   $     13,571
                                                 ============    ============
Class B Shares:
Sold .......................................     $    354,641    $     96,213
Issued as reinvestment of dividends ........              298           1,622
Redeemed ...................................          (56,375)         (1,821)
                                                 ------------    ------------
Net increase/(decrease) ....................     $    298,564    $     96,014
                                                 ============    ============
Class C Shares:
Sold .......................................     $     52,020    $     52,083
Issued as reinvestment of dividends ........           --              --
Redeemed ...................................              (21)         --
                                                 ------------    ------------
Net increase ...............................     $     51,999    $     52,083
                                                 ============    ============
Class K Shares:
Sold .......................................     $  7,620,896    $124,069,515
Issued as reinvestment of dividends ........            2,631          54,365
Redeemed ...................................      (11,584,126)    (45,791,289)
                                                 ------------    ------------
Net increase/(decrease) ....................     $ (3,960,599)   $ 78,332,591
                                                 ============    ============
Class Y Shares:
Sold .......................................     $ 17,350,760    $ 74,492,394
Issued as reinvestment of dividends ........            8,531          18,596
Redeemed ...................................      (50,095,495)    (44,665,567)
                                                 ------------    ------------
Net increase/(decrease) ....................     $(32,736,204)   $ 29,845,423
                                                 ============    ============

(a) The Munder Bond Fund Class B Shares and Class C Shares commenced operations on March 13, 1996 and March 25, 1996, respectively.

(b) The Munder Intermediate Bond Fund Class C Shares commenced operations on April 19, 1996.

(c) The Munder U.S. Government Income Fund Class B Shares commenced operations on September 6, 1995.

(d) The Munder Tax-Free Intermediate Bond Fund Class B Shares commenced operations on May 16, 1996.

----------------------------------------------------------------
                   Munder
   Munder U.S.     Michigan        Munder          Munder
   Government      Triple          Tax-Free        Tax-Free
   Income          Tax-Free        Bond            Intermediate
   Fund(c)         Bond Fund       Fund            Bond Fund(d)
-----------------------------------------------------------------
    $  1,478,021     $    41,017    $  2,179,685    $  2,549,824
          13,144          13,168          11,915          73,671
      (1,293,398)        (24,639)     (1,023,040)     (1,720,323)
    ------------     -----------    ------------    ------------
    $    197,767     $    29,546    $  1,168,560    $    903,172
    ============     ===========    ============    ============

    $    980,455     $       148    $     26,539    $     49,579
          --               7,346              43          --
        (442,410)        (10,538)        (23,530)         (1,076)
    ------------     -----------    ------------    ------------
    $    538,045     $    (3,044)   $      3,052    $     48,503
    ============     ===========    ============    ============

          --              --              --              --
          --              --              --              --
          --              --              --              --
    ------------     -----------    ------------    ------------
          --              --              --              --
    ============     ===========    ============    ============

    $ 30,943,020     $12,005,861    $ 13,383,991    $ 58,335,796
           7,512           1,703             913          17,860
     (41,445,590)     (8,107,501)    (50,248,221)    (56,724,325)
    ------------     -----------    ------------    ------------
    $(10,495,058)    $ 3,900,063    $(36,863,317)   $  1,629,331
    ============     ===========    ============    ============

    $ 45,269,185     $    52,000    $  1,047,240    $  2,675,213
           2,116          --                  43          --
      (9,781,051)       (622,397)       (639,811)     (8,532,779)
    ------------     -----------    ------------    ------------
    $ 35,490,250     $  (570,397)   $    407,472    $ (5,857,566)
    ============     ===========    ============    ============

See Notes to Financial Statements.



The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1996 (Continued)

                                               INCOME FUNDS
                                               -----------------------------
                                                                Munder
                                               Munder           Intermediate
                                               Bond             Bond
                                               Fund(a)          Fund(b)
                                               -------------    -------------
Shares:
Class A Shares:
Sold .......................................           16,880         210,690
Issued as reinvestment of dividends ........            3,664          25,566
Redeemed ...................................          (21,413)       (235,718)
                                                -------------   -------------
Net increase/(decrease) ....................             (869)            538
                                                =============   =============
Class B Shares:
Sold .......................................           36,695          10,176
Issued as reinvestment of dividends ........               31             175
Redeemed ...................................           (5,842)           (200)
                                                -------------   -------------
Net increase/(decrease) ....................           30,884          10,151
                                                =============   =============
Class C Shares:
Sold .......................................            5,381           5,541
Issued as reinvestment of dividends ........            --              --
Redeemed ...................................               (1)          --
                                                -------------   -------------
Net increase ...............................            5,380           5,541
                                                =============   =============
Class K Shares:
Sold .......................................          785,021      13,040,844
Issued as reinvestment of dividends ........              271           5,738
Redeemed ...................................       (1,192,796)     (4,837,158)
                                                -------------   -------------
Net increase/(decrease) ....................         (407,504)      8,209,424
                                                =============   =============
Class Y Shares:
Sold .......................................        1,786,823       7,804,479
Issued as reinvestment of dividends ........              886           1,962
Redeemed ...................................       (5,062,631)     (4,706,955)
                                                -------------   -------------
Net increase/(decrease) ....................       (3,274,922)      3,099,486
                                                =============   =============

(a) The Munder Bond Fund Class B Shares and Class C Shares commenced operations on March 13, 1996 and March 25, 1996, respectively.

(b) The Munder Intermediate Bond Fund Class C Shares commenced operations on April 19, 1996.

(c) The Munder U.S. Government Income Fund Class B Shares commenced operations on September 6, 1995.

(d) The Munder Tax-Free Intermediate Bond Fund Class B Shares commenced operations on May 16, 1996.

----------------------------------------------------------------
                   Munder
   Munder U.S.     Michigan        Munder          Munder
   Government      Triple          Tax-Free        Tax-Free
   Income          Tax-Free        Bond            Intermediate
   Fund(c)         Bond Fund       Fund            Bond Fund(d)
-----------------------------------------------------------------
         142,134           4,272         207,059         242,570
           1,281           1,387           1,149           7,059
        (126,939)         (2,604)        (97,794)       (164,183)
   -------------   -------------   -------------   -------------
          16,476           3,055         110,414          85,446
   =============   =============   =============   =============

          94,331              16           2,558           4,928
           --                776               3           --
         (44,465)         (1,114)         (2,220)           (101)
   -------------   -------------   -------------   -------------
          49,866            (322)            341           4,827
   =============   =============   =============   =============

           --              --              --              --
           --              --              --              --
           --              --              --              --
   -------------   -------------   -------------   -------------
           --              --              --              --
   =============   =============   =============   =============

       3,017,230       1,272,778       1,268,126       5,561,532
             733             178              86           1,708
      (4,054,798)       (854,898)     (4,799,660)     (5,418,489)
   -------------   -------------   -------------   -------------
      (1,036,835)        418,058      (3,531,448)        144,751
   =============   =============   =============   =============

       4,363,599           5,335         100,881         256,963
             206           --                  7           --
        (934,064)        (66,086)        (59,901)       (816,582)
   -------------   -------------   -------------   -------------
       3,429,741         (60,751)         40,987        (559,619)
   =============   =============   =============   =============

See Notes to Financial Statements.



The Munder Funds
Statements of Changes - Capital Stock Activity, Year Ended June 30, 1996

      Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

                                               MONEY MARKET FUNDS
                                               --------------------------------------------------------------
                                               Munder           Munder          Munder          Munder
                                               Cash             Money           Tax-Free        U.S. Treasury
                                               Investment       Market          Money Market    Money Market
                                               Fund             Fund            Fund            Fund
                                               -------------    -------------   -------------   -------------
Class A Shares:
Sold .......................................    $ 177,850,670   $     188,589   $  19,124,206   $   3,933,444
Issued as reinvestment of dividends ........        3,466,426           1,387         259,761          80,190
Redeemed ...................................     (117,224,475)       (166,954)    (17,330,595)     (3,510,800)
                                                -------------   -------------   -------------   -------------
Net increase ...............................    $  64,092,621   $      23,022   $   2,053,372   $     502,834
                                                =============   =============   =============   =============
Class B Shares:
Sold .......................................                    $      60,309
Issued as reinvestment of dividends ........                            7,066
Redeemed ...................................                         (314,214)
                                                                -------------
Net decrease ...............................                    $    (246,839)
                                                                =============
Class K Shares:
Sold .......................................    $ 600,348,964                   $ 211,116,349   $ 322,484,040
Issued as reinvestment of dividends ........           40,539                           7,943              46
Redeemed ...................................     (611,494,687)                   (214,253,237)   (334,560,626)
                                                -------------                   -------------   -------------
Net decrease ...............................    $ (11,105,184)                  $  (3,128,945)  $ (12,076,540)
                                                =============                   =============   =============
Class Y Shares:
Sold .......................................    $ 725,228,754   $ 694,479,788   $ 167,259,652   $ 560,496,273
Issued as reinvestment of dividends ........          --           12,905,901           1,408         --
Redeemed ...................................     (747,797,473)   (747,503,317)   (165,094,073)   (481,686,647)
                                                -------------   -------------   -------------   -------------
Net increase/(decrease) ....................    $ (22,568,719)  $ (40,117,628)  $   2,166,987   $  78,809,626
                                                =============   =============   =============   =============

See Notes to Financial Statements.



Munder Accelerating Growth Fund
Financial Highlights, For a Share Outstanding Throughout Each Period

                                       K Shares
                                       ----------------------------------------------------------------------------------
                                       Six Months
                                       Ended         Year          Period        Year          Year           Period
                                       12/31/96(h)   Ended         Ended         Ended         Ended          Ended
                                       (Unaudited)   6/30/96       6/30/95(d)    2/28/95(e)    2/28/94        2/28/93(a)
                                       -----------   -----------   -----------   -----------   -----------    -----------
Net asset value, beginning of
  period  ..........................    $   15.36     $   14.82   $  12.73      $   13.98      $  12.08       $ 11.74
                                        ---------     ---------   --------      ---------      ---------      -------
Income from investment operations:
Net investment income/(loss)  ......       (0.03)        (0.05)      (0.01)         (0.03)         0.00(g)       0.01
Net realized and unrealized
  gain/(loss) on investments  ......       (0.47)         2.92        2.10          (0.88)         2.17          0.62
                                        --------      --------    --------      ---------      --------       -------
Total from investment operations  ..       (0.50)         2.87        2.09          (0.91)         2.17          0.63
                                        --------      --------    --------      ---------      --------       -------
Less distributions:
Dividends from net investment
  income  ..........................        --            --          --             --           (0.02)        (0.01)
Distributions from net realized
  gains  ...........................       (1.38)        (2.33)       --            (0.34)        (0.25)        (0.28)
                                        --------      --------    --------      ---------      --------       -------
Total distributions.  ..............       (1.38)        (2.33)       --            (0.34)        (0.27)        (0.29)
                                        --------      --------    --------      ---------      --------       -------
Net asset value, end of period  ....    $   13.48     $   15.36   $  14.82      $   12.73      $  13.98       $ 12.08
                                        ========      ========    ========      =========      ========       =======
Total return (b)  ..................       (2.94%)       22.03%      16.42%         (6.45)%       18.00%         5.43%
                                        ========      ========    ========      =========      ========       =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  ..........................    $ 92,710      $110,273    $ 85,685      $  71,406      $ 53,914       $ 3,141
Ratio of operating expenses to
  average net assets  ..............        1.20%(c)      1.20%       1.20%(c)       1.18%         1.03%         0.96%(c)
Ratio of net investment
  income/(loss) to average net
  assets  ..........................       (0.42)%(c)    (0.42)%     (0.21)%(c)     (0.25)%       (0.03)%        0.18%(c)
Portfolio turnover rate  ...........          45%          112%         31%            90%           34%           56%
Ratio of operating expenses to
  average net assets without
  waivers  .........................        1.20%(c)      1.27%       1.44%(c)       1.41%         1.28%         1.21%(c)
Net investment income/(loss) per
  share without waivers  ...........    $  (0.03)     $  (0.06)   $  (0.02)     $   (0.05)     $   0.00(g)    $  0.00(g)
Average commission rate paid (f)  ..    $ 0.0579      $ 0.0548         N/A            N/A           N/A           N/A

----------------
(a) The Munder Accelerating Growth Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Average commission rate paid per share of securities purchased and sold by the Fund.

(g) Amount represents less than $0.01 per share.

(h) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.

Munder Balanced Fund
Financial Highlights, For a Share Outstanding Throughout Each Period

                                               K Shares
                                               -----------------------------------------------------------------------------
                                               Six Months
                                               Ended            Year            Period          Year            Period
                                               12/31/96         Ended           Ended           Ended           Ended
                                               (Unaudited)      6/30/96(g)      6/30/95(d)      2/28/95(e)      2/28/94(a)
                                               -------------    -------------   -------------   -------------   -------------
Net asset value, beginning of period .......   $  12.37        $  10.78         $  9.97         $ 10.35         $  9.97
                                               --------        --------         -------         -------         -------
Income from investment operations:
Net investment income ......................       0.14            0.27            0.07            0.21            0.16
Net realized and unrealized gain/(loss) on
  investments ..............................       0.43            1.57            0.86           (0.42)           0.34
                                               --------        --------         -------         -------         -------
Total from investment operations ...........       0.57            1.84            0.93           (0.21)           0.50
                                               --------        --------         -------         -------         -------
Less distributions:
Dividends from net investment income .......      (0.14)          (0.25)          (0.12)          (0.17)          (0.12)
Distributions from net realized gains ......      (0.66)           --               --              --              --
                                               --------        --------         -------         -------         -------
Total distributions ........................      (0.80)          (0.25)          (0.12)          (0.17)          (0.12)
                                               --------        --------         -------         -------         -------
Net asset value, end of period .............   $  12.14        $  12.37         $ 10.78         $  9.97         $ 10.35
                                               ========        ========         =======         =======         =======
Total return (b) ...........................       4.73%          17.17%           9.33%          (1.95)%          5.03%
                                               ========        ========         =======         =======         =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's) .......    $ 4,376         $ 1,718          $  168          $  151          $  102
Ratio of operating expenses to average net
  assets ...................................       1.20%(c)        1.15%           1.16%(c)        1.22%           1.00%(c)

Ratio of net investment income to average
  net assets ...............................       2.25%(c)        2.29%           2.51%(c)        1.89%           1.68%(c)

Portfolio turnover rate ....................         55%            197%             52%            116%             50%
Ratio of operating expenses to average net
  assets without waivers ...................       1.20%(c)        1.26%           1.51%(c)        1.57%           1.25%(c)

Net investment income per share without
  waivers ..................................    $  0.14         $  0.27          $ 0.06          $ 0.17          $ 0.14
Average commission rate paid (f) ...........    $0.0600         $0.0586             N/A             N/A             N/A

(a) The Munder Balanced Fund Class K Shares commenced operations on April 16, 1993.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Average commission rate paid per share of securities purchased and sold by the Fund.

(g) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.



Munder Growth & Income Fund
Financial Highlights, For a Share Outstanding Throughout Each Period

                                               K Shares
                                               -------------------------------------------------------------
                                               Six Months
                                               Ended            Year            Period          Period
                                               12/31/96(f)      Ended           Ended           Ended
                                               (Unaudited)      6/30/96(f)      6/30/95(d)      2/28/95(a,e)
                                               -------------    -------------   -------------   -------------
Net asset value, beginning of period .......   $   13.05       $   11.14       $   10.43       $   10.00
                                               ---------       ---------       ---------       ---------
Income from investment operations:
Net investment income ......................        0.17            0.32            0.11            0.22
Net realized and unrealized gain on
  investments ..............................        1.23            1.99            0.78            0.36
                                               ---------       ---------       ---------       ---------
Total from investment operations ...........        1.40            2.31            0.89            0.58
                                               ---------       ---------       ---------       ---------
Less distributions:
Dividends from net investment income .......       (0.17)          (0.31)          (0.18)          (0.15)
Distributions from net realized gains ......       (0.96)          (0.09)           --             (0.00)(h)
                                               ---------       ---------       ---------       ---------
Total distributions ........................       (1.13)          (0.40)          (0.18)          (0.15)
                                               ---------       ---------       ---------       ---------
Net asset value, end of period. ............   $   13.32       $   13.05       $   11.14       $   10.43
                                               =========       =========       =========       =========
Total return (b) ...........................       10.91%          20.97%           8.57%           5.94%
                                               =========       =========       =========       =========
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's) .......    $181,402        $192,592        $132,583        $105,629
Ratio of operating expenses to average net
  assets ...................................        1.20%(c)        1.21%           1.09%(c)        0.53%(c)
Ratio of net investment income to average
  net assets ...............................        2.54%(c)        2.56%           3.33%(c)        4.72%(c)
Portfolio turnover rate ....................          29%             37%             13%             12%
Ratio of operating expenses to average net
  assets without waivers. ..................        1.20%(c)        1.28%           1.51%(c)        1.53%(c)
Net investment income per share without
  waivers ..................................    $   0.17        $   0.31        $   0.10        $   0.17
Average commission rate paid (g) ...........    $ 0.0528        $ 0.0591             N/A             N/A

(a) The Munder Growth & Income Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

(h) Amount represents less than $0.01 per share.

See Notes to Financial Statements.


Munder Index 500 Fund
Financial Highlights, For a Share Outstanding Throughout Each Period

                                       K Shares
                                       ---------------------------------------------------------------------------------
                                       Six Months
                                       Ended         Year          Period        Year          Year          Period
                                       12/31/96      Ended         Ended         Ended         Ended         Ended
                                       (Unaudited)   6/30/96(d)    6/30/95(e)    2/28/95(d,f)  2/28/94       2/28/93(a)
                                       -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of
  period  ..........................   $  16.16      $  13.80       $ 12.40       $ 12.06       $ 11.47       $ 11.60
                                       --------      --------       -------       -------       -------       -------
Income from investment operations:
Net investment income  .............       0.17          0.33          0.10          0.30          0.30          0.06
Net realized and unrealized gain on
  investments  .....................       1.65          3.07          1.44          0.50          0.59          0.21
                                       --------      --------       -------       -------       -------       -------
Total from investment operations  ..       1.82          3.40          1.54          0.80          0.89          0.27
Less distributions:
Dividends from net investment
  income  ..........................      (0.15)        (0.32)        (0.14)        (0.29)        (0.30)        (0.07)
Distributions from net realized
  gains  ...........................      (0.27)        (0.72)          --          (0.17)          --          (0.33)
                                       --------      --------       -------       -------       -------       -------
Total distributions  ...............      (0.42)        (1.04)        (0.14)        (0.46)        (0.30)        (0.40)
                                       --------      --------       -------       -------       -------       -------
Net asset value, end of period  ....   $  17.56      $  16.16       $ 13.80       $ 12.40       $ 12.06       $ 11.47
                                       ========      ========       =======       =======       =======       =======
Total return (b)  ..................      11.35%        25.37%        12.49%         6.90%         7.89%         2.43%
                                       ========      ========       =======       =======       =======       =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  ..........................   $ 34,206      $ 17,068       $ 2,778       $ 1,746       $   922       $    96
Ratio of operating expenses to
  average net assets  ..............       0.54%(c)      0.51%         0.50%(c)      0.50%         0.33%         0.25%(c)
Ratio of net investment income to
  average net assets  ..............       1.96%(c)      2.13%         2.41%(c)      2.49%         2.51%         2.74%(c)
Portfolio turnover rate  ...........          1%            8%            6%            7%            1%           22%
Ratio of operating expenses to
  average net assets without
  waivers and/or expenses
  reimbursed  ......................       0.67%(c)      0.69%         0.63%(c)      0.64%         0.50%         0.38%(c)
Net investment income per share
  without waivers and/or expenses
  reimbursed  ......................   $   0.16      $   0.30       $  0.09       $  0.28       $  0.28       $  0.06
Average commission rate paid (g)  ..   $ 0.0172      $ 0.0240           N/A           N/A           N/A           N/A

(a) The Munder Index 500 Fund Class K Shares commenced operations on December 7, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

See Notes to Financial Statements.


Munder International Equity Fund
Financial Highlights, For a Share Outstanding Throughout Each Period

                                       K Shares
                                       ---------------------------------------------------------------------------------
                                       Six Months
                                       Ended         Year          Period        Year          Year          Period
                                       12/31/96      Ended         Ended         Ended         Ended         Ended
                                       (Unaudited)   6/30/96(d)    6/30/95(e)    2/28/95(d,f)  2/28/94       2/28/93(a)
                                       -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of
  period  ..........................   $   15.08     $   13.42      $  12.28      $  13.68      $  10.64       $ 10.46
                                       ---------     ---------      --------      --------      --------       -------
Income from investment operations:
Net investment income  .............        0.02          0.15          0.11          0.17          0.19          0.01
Net realized and unrealized
  gain/(loss) on investments  ......        0.56          1.63          1.03         (1.48)         2.85          0.30
                                       ---------     ---------      --------      --------      --------       -------
Total from investment operations  ..        0.58          1.78          1.14         (1.31)         3.04          0.31
                                       ---------     ---------      --------      --------      --------       -------
Less distributions:
Dividends from net investment
  income  ..........................       (0.12)        (0.12)         --           (0.03)         --           (0.11)
Distributions from net realized
  gains  ...........................       (1.59)         --            --            --            --           (0.02)
Distributions from capital  ........        --            --            --           (0.06)         --             --
                                       ---------     ---------      --------      --------      --------       -------
Total distributions  ...............       (1.71)        (0.12)         --           (0.09)         --           (0.13)
                                       ---------     ---------      --------      --------      --------       -------
Net asset value, end of period  ....   $   13.95     $   15.08      $  13.42      $  12.28      $  13.68       $ 10.64
                                       =========     =========      ========      ========      ========       =======
Total return (b)  ..................        4.12%        13.29%         9.28%        (9.68)%       28.57%         2.96%
                                       =========     =========      ========      ========      ========       =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  ..........................   $ 115,805     $ 116,053      $ 73,168      $ 63,159      $ 37,536       $ 3,939
Ratio of operating expenses to
  average net assets  ..............        1.26%(c)      1.26%         1.21%(c)      1.18%         1.11%         1.03%(c)
Ratio of net investment income to
  average net assets  ..............        0.33%(c)      1.07%         2.57%(c)      1.31%         1.18%         0.39%(c)
Portfolio turnover rate  ...........          26%           75%           14%           20%           15%            1%
Ratio of operating expenses to
  average net assets without
  waivers  .........................        1.26%(c)      1.33%         1.46%(c)      1.43%         1.36%         1.28%(c)
Net investment income per share
  without waivers  .................   $    0.02     $    0.14      $   0.10      $   0.14      $   0.15       $  0.01
Average commission rate paid (g)  ..   $  0.0070     $  0.0288           N/A           N/A           N/A           N/A

(a) The Munder International Equity Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

See Notes to Financial Statements.


Munder Micro-Cap Equity Fund
Financial Highlights, For a Share Outstanding Throughout The Period

                                                                 K Shares
                                                                 -------------
                                                                 Period
                                                                 Ended
                                                                 12/31/96(a)
                                                                 (Unaudited)
                                                                 -------------
Net asset value, beginning of period .........................   $       10.12
                                                                 -------------
Income from investment operations:
Net investment loss ..........................................           (0.00) (e)
Net realized and unrealized gain on investments ..............            0.00  (e)
                                                                 -------------
Total from investment operations .............................            0.00  (e)
                                                                 -------------
Less distributions:
Dividends from net investment income .........................            --
                                                                 -------------
Total distributions ..........................................            --
                                                                 -------------
Net asset value, end of period ...............................   $       10.12
                                                                 =============
Total return (b) .............................................            0.00%
                                                                 =============
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .........................   $          20
Ratio of operating expenses to average net assets ............            1.50 (c)
Ratio of net investment loss to average net assets ...........           (0.29)%(c)
Portfolio turnover rate ......................................               0%
Ratio of operating expenses to average net assets without
  expenses reimbursed ........................................           12.61%(c)
Net investment loss per share without expenses reimbursed ....   $       (0.00)  (e)
Average commission rate (d) ..................................   $      0.0600

(a) The Munder Micro-Cap Equity Fund Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Represents less than $0.01 per share.

See Notes to Financial Statements.


Munder Mid-Cap Growth Fund
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                 K Shares
                                                                 ------------------------------
                                                                 Six Months
                                                                 Ended              Period
                                                                 12/31/96(e)        Ended
                                                                 (Unaudited)        6/30/96(a,e)
                                                                 -----------        -----------
Net asset value, beginning of period .........................   $     11.56        $     10.53
                                                                 -----------        -----------
Income from investment operations:
Net investment loss ..........................................         (0.03)             (0.04)
Net realized and unrealized gain on investments ..............          0.45               1.07
                                                                 -----------        -----------
Total from investment operations .............................          0.42               1.03
                                                                 -----------        -----------
Less distributions:
Distributions from net realized gains ........................         (1.20)              --
                                                                 -----------        -----------
Total distributions ..........................................         (1.20)              --
                                                                 -----------        -----------
Net asset value, end of period. ..............................   $     10.78        $     11.56
                                                                 ===========        ===========
Total return (b) .............................................          3.88%              9.78%
                                                                 ===========        ===========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .........................   $       680        $       421
Ratio of operating expenses to average net assets ............          1.24%(c)           1.20%(c)
Ratio of net investment loss to average net assets ...........         (0.57%)(c)         (0.53%)(c)
Portfolio turnover rate ......................................            80%               247%
Ratio of operating expenses to average net assets without
  waivers and expenses reimbursed. ...........................          1.24%(c)           1.38%(c)
Net investment loss per share without waivers and expenses
  reimbursed. ................................................   $     (0.03)       $     (0.05)
Average commission rate paid (d) .............................   $    0.0595        $    0.0600

(a) The Munder Mid-Cap Growth Fund Class K Shares commenced operations on October 2, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.


Munder Multi-Season Growth Fund
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                 K Shares
                                                                 -----------------------------------------------------
                                                                 Six Months
                                                                 Ended               Year                Period
                                                                 12/31/96            Ended               Ended
                                                                 (Unaudited)         6/30/96(e)          6/30/95(a,d,g)
                                                                 -------------       -------------       -------------
Net asset value, beginning of period. ........................   $       14.83       $       12.02       $       12.20
                                                                 -------------       -------------       -------------
Income from investment operations:
Net investment income ........................................            0.02                0.06                0.00(h)
Net realized and unrealized gain/(loss) on investments .......            1.35                3.20               (0.18)
                                                                 -------------       -------------       -------------
Total from investment operations .............................            1.37                3.26               (0.18)
                                                                 -------------       -------------       -------------
Less distributions:
Dividends from net investment income .........................           (0.01)              (0.05)               --
Distributions from net realized gains ........................           (0.75)              (0.40)               --
                                                                 -------------       -------------       -------------
Total distributions ..........................................           (0.76)              (0.45)               --
                                                                 -------------       -------------       -------------
Net asset value, end of period ...............................   $       15.44       $       14.83       $       12.02
                                                                 =============       =============       =============
Total return (b) .............................................            9.41%              27.56%              (1.48)%
                                                                 =============       =============       =============
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .........................   $     183,892       $     140,833       $     104,767
Ratio of operating expenses to average net assets ............            1.26%(c)            1.26%               1.20%(c)
Ratio of net investment income to average net assets .........            0.29%(c)            0.44%               0.28%(c)
Portfolio turnover rate. .....................................              16%                 54%                 27%
Ratio of operating expenses to average net assets without
  waivers ....................................................            1.51%(c)            1.51%               1.58%(c)
Net investment income per share without waivers ..............   $        0.00        $       0.03       $        0.00(h)
Average commission rate paid (f) .............................   $      0.0600        $     0.0592                 N/A

(a) The Munder Multi-Season Growth Fund Class K Shares commenced operations on June 23, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(f) Average commission rate paid per share of securities purchased and sold by the Fund.

(g) On June 23, 1995, the Munder Multi-Season Growth Fund acquired the assets and certain liabilities of the Ambassador Established Company Growth Fund.

(h) Amount represents less than $0.01 per share.

See Notes to Financial Statements.


Munder Real Estate Equity Investment Fund
Financial Highlights, For a Share Outstanding Throughout The Period

                                                                 K Shares
                                                                 -------------
                                                                 Period
                                                                 Ended
                                                                 12/31/96(a)
                                                                 (Unaudited)
                                                                 -------------
Net asset value, beginning of period .........................   $       12.07
                                                                 -------------
Income from investment operations:
Net investment income ........................................            0.18
Net realized and unrealized gain on investments ..............            1.83
                                                                 -------------
Total from investment operations .............................            2.01
                                                                 -------------
Less distributions:
Dividends from net investment income. ........................           (0.14)
                                                                 -------------
Total distributions ..........................................           (0.14)
                                                                 -------------
Net asset value, end of period ...............................   $       13.94
                                                                 =============
Total return (b) .............................................           16.74%
                                                                 =============
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .........................   $         346
Ratio of operating expenses to average net assets ............            1.28%(c)
Ratio of net investment income to average net assets .........            6.03%(c)
Portfolio turnover rate ......................................               5%
Ratio of operating expenses to average net assets without
  waivers. ...................................................            1.28%(c)
Net investment income per share without waivers ..............   $        0.18
Average commission rate (d) ..................................   $      0.0600

(a) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

See Notes to Financial Statements.


Munder Small-Cap Value Fund
Financial Highlights, For a Share Outstanding Throughout The Period

                                                                 K Shares
                                                                 -------------
                                                                 Period
                                                                 Ended
                                                                 12/31/96(a)
                                                                 (Unaudited)
                                                                 -------------
Net asset value, beginning of period .........................   $       10.08
                                                                 -------------
Income from investment operations:
Net investment income ........................................            0.00(e)
Net realized and unrealized gain on investments ..............            0.00(e)
                                                                 -------------
Total from investment operations .............................            0.00(e)
Less distributions:
Dividends from net investment income. ........................            --
                                                                 -------------
Total distributions ..........................................            --
                                                                 -------------
Net asset value, end of period ...............................   $       10.08
                                                                 =============
Total return (b) .............................................            0.00%
                                                                 =============
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .........................   $          20
Ratio of operating expenses to average net assets ............            1.25%(c)
Ratio of net investment income to average net assets .........            0.22%(c)
Portfolio turnover rate ......................................               0%
Ratio of operating expenses to average net assets without
  waivers. ...................................................            3.62%(c)
Net investment income per share without waivers ..............   $        0.00(e)
Average commission rate (d) ..................................   $      0.0600

----------------
(a) The Munder Small-Cap Value Fund Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Represents less than $0.01 per share.

See Notes to Financial Statements.




Munder Small Company Growth Fund
Financial Highlights, For a Share Outstanding Throughout Each Period

                                               K Shares
                                               ----------------------------------------------------------------------------
                                               Six Months
                                               Ended         Year         Period       Year         Year         Period
                                               12/31/96      Ended        Ended        Ended        Ended        Ended
                                               (Unaudited)   6/30/96(g)   6/30/95(d)   2/28/95(e)   2/28/94      2/28/93(a)
                                               ----------    ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period .......   $  21.08       $  15.28   $    13.89      $  14.37   $    12.72   $  12.32
                                               --------       --------   ----------      --------   ----------   --------
Income from investment operations:
Net investment loss ........................      (0.05)         (0.12)       (0.02)        (0.04)       (0.05)     (0.01)
Net realized and unrealized gain/(loss) on
  investments ..............................       1.71           7.16         1.41         (0.42)        1.97       0.41
                                               --------       --------   ----------      --------   ----------   --------
Total from investment operations ...........       1.66           7.04         1.39         (0.46)        1.92       0.40
                                               --------       --------   ----------      --------   ----------   --------
Less distributions:
Dividends from net investment income .......         --           --           --            --           --          --
Distributions from net realized gains ......      (2.99)         (1.24)        --           (0.02)       (0.27)       --
                                               --------       --------   ----------      --------   ----------   --------
Total distributions ........................      (2.99)         (1.24)        --           (0.02)       (0.27)       --
                                               --------       --------   ----------      --------   ----------   --------
Net asset value, end of period .............   $  19.75       $  21.08   $    15.28      $  13.89   $    14.37   $  12.72
                                               ========       ========   ==========      ========   ==========   ========
Total return (b) ...........................       8.64%         48.28%       10.01%        (3.21)%      15.11%      3.25%
                                               ========       ========   ==========      ========   ==========   ========
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's) .......   $116,204       $111,669   $   52,077      $ 45,080   $   32,431   $  4,298
Ratio of operating expenses to average net
  assets ...................................       1.21%(c)       1.21%        1.21%(c)      1.23%        1.02%      0.95%(c)
Ratio of net investment loss to average net
  assets. ..................................      (0.52)%(c)     (0.66)%      (0.41)%(c)    (0.40)%      (0.38)%    (0.28)%(c)
Portfolio turnover rate ....................         51%            98%          39%           45%          47%        46%
Ratio of operating expenses to average net
  assets without waivers. ..................       1.21%(c)       1.28%        1.46%(c)      1.48%        1.27%      1.20%(c)
Net investment loss per share without
  waivers. .................................   $  (0.05)      $  (0.13)  $    (0.03)     $  (0.06)  $    (0.08)  $  (0.02)
Average commission rate paid (f) ...........   $ 0.0552       $ 0.0551          N/A           N/A          N/A        N/A

----------------
(a) The Munder Small Company Growth Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Average commission rate paid per share of securities purchase and sold by the Fund.

(g) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.



Munder Value Fund
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                 K Shares
                                                                 -----------------------------
                                                                 Six Months
                                                                 Ended             Period
                                                                 12/31/96(e)       Ended
                                                                 (Unaudited)       6/30/96(a,e)
                                                                 -----------       -----------
Net asset value, beginning of period .........................   $     11.57       $     10.83
                                                                 -----------       -----------
Income from investment operations:
Net investment income ........................................          0.04              0.05
Net realized and unrealized gain on investments ..............          1.80              0.74
                                                                 -----------       -----------
Total from investment operations .............................          1.84              0.79
                                                                 -----------       -----------
Less distributions:
Dividends from net investment income .........................         (0.05)            (0.05)
Distributions from net realized gains ........................         (1.22)             --
                                                                 -----------       -----------
Total distributions ..........................................         (1.27)            (0.05)
                                                                 -----------       -----------
Net asset value, end of period ...............................   $     12.14       $     11.57
                                                                 ===========       ===========
Total return (b) .............................................         16.32%             7.33%
                                                                 ===========       ===========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .........................   $     1,166       $     1,018
Ratio of operating expenses to average net assets ............          1.23%(c)          1.20%(c)
Ratio of net investment income to average net assets .........          0.63%(c)          0.64%(c)
Portfolio turnover rate ......................................            80%              223%
Ratio of operating expenses to average net assets without
  waivers and expenses reimbursed ............................          1.23%(c)          1.30%(c)
Net investment income per share without waivers and/or
  expenses reimbursed ........................................   $      0.04       $      0.04
Average commission rate paid (d) .............................   $    0.0600       $    0.0602

----------------
(a) The Munder Value Fund Class K Shares commenced operations on November 30, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.


Munder Bond Fund
Financial Highlights, For a Share Outstanding Throughout Each Period

                                           K Shares
                                           ---------------------------------------------------------------------------------
                                           Six Months
                                           Ended         Year          Period        Year          Year          Period
                                           12/31/96      Ended         Ended         Ended         Ended         Ended
                                           (Unaudited)   6/30/96       6/30/95(e)    2/28/95(d,f)  2/28/94       2/28/93(a)
                                           -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period  ..   $   9.53      $   9.69      $   9.31      $   9.91      $   9.92       $  9.66
                                           --------      --------      --------      --------      --------       -------
Income from investment operations:
Net investment income  .................       0.30          0.61          0.21          0.62          0.56          0.12
Net realized and unrealized gain/(loss)
  on investments  ......................       0.12         (0.19)         0.37         (0.64)        (0.01)         0.38
                                           --------      --------      --------      --------      --------       -------
Total from investment operations  ......       0.42          0.42          0.58         (0.02)         0.55          0.50
                                           --------      --------      --------      --------      --------       -------
Less distributions:
Dividends from net investment income  ..      (0.29)        (0.58)        (0.20)        (0.58)        (0.56)        (0.15)
Distributions from net realized gains  .       --            --            --            --            --           (0.09)
                                           --------      --------      --------      --------      --------       -------
Total distributions  ...................      (0.29)        (0.58)        (0.20)        (0.58)        (0.56)        (0.24)
                                           --------      --------      --------      --------      --------       -------
Net asset value, end of period  ........   $   9.66      $   9.53      $   9.69      $   9.31      $   9.91       $  9.92
                                           ========      ========      ========      ========      ========       =======
Total return (b)  ......................       4.51%         4.35%         6.28%         0.44%         5.61%         5.24%
                                           ========      ========      ========      ========      ========       =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $ 37,716      $ 32,211      $ 36,718      $ 33,842      $ 26,458       $ 3,671
Ratio of operating expenses to average
  net assets  ..........................       0.96%(c)      0.95%         0.95%(c)      0.92%         0.88%         0.80%(c)
Ratio of net investment income to
  average net assets  ..................       6.31%(c)      6.26%         6.47%(c)      6.57%         5.76%         5.32%(c)
Portfolio turnover rate  ...............        123%          507%           99%          165%          128%           77%
Ratio of operating expenses to average
  net assets without waivers  ..........       0.96%(c)      1.04%         1.19%(c)      1.16%         1.02%         0.94%(c)
Net investment income per share without
  waivers  .............................   $   0.30      $   0.61      $   0.20      $   0.59      $   0.55       $  0.11

----------------
(a) The Munder Bond Fund Class K Shares commenced operations on November 23,
    1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.


Munder Intermediate Bond Fund
Financial Highlights, For a Share Outstanding Throughout Each Period

                                       K Shares
                                       ---------------------------------------------------------------------------------
                                       Six Months
                                       Ended         Year          Period        Year          Year          Period
                                       12/31/96(f)   Ended         Ended         Ended         Ended         Ended
                                       (Unaudited)   6/30/96       6/30/95(d)    2/28/95(e)    2/28/94       2/28/93(a)
                                       -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of
  period  ..........................     $    9.31     $    9.51     $    9.27     $    9.91     $   10.47     $   10.26
                                         ---------     ---------     ---------     ---------     ---------     ---------
Income from investment operations:
Net investment income  .............          0.28          0.58          0.22          0.56          0.59          0.17
Net realized and unrealized
  gain/(loss) on investments  ......          0.07         (0.20)         0.24         (0.57)        (0.20)         0.25
                                         ---------     ---------     ---------     ---------     ---------     ---------
Total from investment operations  ..          0.35          0.38          0.46         (0.01)         0.39          0.42
                                         ---------     ---------     ---------     ---------     ---------     ---------
Less distributions:
Dividends from net investment
  income  ..........................         (0.28)        (0.58)        (0.22)        (0.62)        (0.58)        (0.12)
Distributions from net realized
  gains.  ..........................          --            --            --           (0.01)        (0.37)        (0.09)
                                         ---------     ---------     ---------     ---------     ---------     ---------
Total distributions  ...............         (0.28)        (0.58)        (0.22)        (0.63)        (0.95)        (0.21)
                                         ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of period  ....     $    9.38     $    9.31     $    9.51     $    9.27     $    9.91     $   10.47
                                         =========     =========     =========     =========     =========     =========
Total return (b)  ..................          3.81%         4.04%         5.04%         0.54%         3.77%         4.15%
                                         =========     =========     =========     =========     =========     =========
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  ..........................     $ 334,315     $ 370,493     $ 300,596     $ 285,493     $ 112,332     $ 132,273
Ratio of operating expenses to
  average net assets  ..............          0.93%(c)      0.94%         0.95%(c)      0.93%         0.84%         0.79%(c)
Ratio of net investment income to
  average net assets  ..............          5.88%(c)      6.08%         7.12%(c)      6.71%         5.55%         5.56%(c)
Portfolio turnover rate  ...........           182%          494%           84%           80%          155%          104%
Ratio of operating expenses to
  average net assets without
  waivers  .........................          0.93%(c)      1.02%         1.19%(c)      1.18%         0.98%         0.93%(c)
Net investment income per share
  without waivers  .................     $    0.28     $    0.57     $    0.22     $    0.54     $    0.58     $    0.16

----------------
(a) The Munder Intermediate Bond Fund Class K Shares commenced operations on November 20, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.


Munder U.S. Government Income Fund
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                        K Shares
                                                        -------------------------------------------------------------
                                                        Six Months
                                                        Ended           Year            Period           Period
                                                        12/31/96        Ended           Ended            Ended
                                                        (Unaudited)     6/30/96(f)      6/30/95(d)       2/28/95(a,e)
                                                        -------------   -------------   -------------    -------------
Net asset value, beginning of period ................   $    9.98       $   10.30        $    9.89       $   10.00
                                                        ---------       ---------        ---------       ---------
Income from investment operations:
Net investment income ...............................        0.33            0.71             0.23            0.47
Net realized and unrealized gain/(loss) on
  investments .......................................        0.11           (0.27)            0.41           (0.12)
                                                        ---------       ---------        ---------       ---------
Total from investment operations ....................        0.44            0.44             0.64            0.35
                                                        ---------       ---------        ---------       ---------
Less distributions:
Dividends from net investment income ................       (0.31)          (0.68)           (0.23)          (0.46)
Distributions from net realized gains ...............       (0.00)(g)       (0.08)            --              --
                                                        ---------       ---------        ---------       ---------
Total distributions .................................       (0.31)          (0.76)           (0.23)          (0.46)
                                                        ---------       ---------        ---------       ---------
Net asset value, end of period ......................   $   10.11       $    9.98        $   10.30       $    9.89
                                                        =========       =========        =========       =========
Total return (b) ....................................        4.51%           4.32%            6.55%           3.68%
                                                        =========       =========        =========       =========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................   $ 188,497       $ 158,948        $ 174,674       $ 165,298
Ratio of operating expenses to average net assets ...        0.96%(c)        0.97%            0.97%(c)        0.95%(c)
Ratio of net investment income to average net assets         6.58%(c)        6.92%            6.96%(c)        7.02%(c)
Portfolio turnover rate .............................          71%            133%              42%            143%
Ratio of operating expenses to average net assets
  without waivers ...................................        0.96%(c)        1.04%            1.21%(c)        1.19%(c)
Net investment income per share without waivers .....   $    0.33       $    0.70        $    0.23       $    0.45

----------------
(a) The Munder U.S. Government Income Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(g) Amount represents less than $0.01 per share.

See Notes to Financial Statements.


Munder Michigan Triple Tax-Free Bond Fund
Financial Highlights, For a Share Outstanding Throughout Each Period

                                               K Shares
                                               -----------------------------------------------------------------------------
                                               Six Months
                                               Ended           Year            Period          Year            Period
                                               12/31/96(d)     Ended           Ended           Ended           Ended
                                               (Unaudited)     6/30/96(d)      6/30/95(d,e)    2/28/95(d,f)    2/28/94(a)
                                               -------------   -------------   -------------   -------------   -------------
Net asset value, beginning of period .......   $   9.34        $   9.34        $   9.24        $   9.73        $  10.00
                                               --------        --------        --------        --------        --------
Income from investment operations:
Net investment income ......................       0.23            0.48            0.16            0.44            0.05
Net realized and unrealized gain/(loss) on
  investments ..............................       0.24            0.00(g)         0.10           (0.50)          (0.30)
                                               --------        --------        --------        --------        --------
Total from investment operations ...........       0.47            0.48            0.26           (0.06)          (0.25)
                                               --------        --------        --------        --------        --------
Less distributions:
Dividends from net investment income .......      (0.22)          (0.48)          (0.16)          (0.43)          (0.02)
Distributions from net realized gains ......      (0.00)(g)        --              --              --              --
                                               --------        --------        --------        --------        --------
Total distributions ........................      (0.22)          (0.48)          (0.16)          (0.43)          (0.02)
                                               --------        --------        --------        --------        --------
Net asset value, end of period .............   $   9.59        $   9.34        $   9.34        $   9.24        $   9.73
                                               ========        ========        ========        ========        ========
Total return(b) ............................       5.13%           5.14%           2.84%          (0.16)%         (2.48)%
                                               ========        ========        ========        ========        ========
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's) .......   $ 35,061        $ 29,476        $ 25,549        $ 27,731        $ 13,464
Ratio of operating expenses to average net
  assets ...................................       0.71%(c)        0.51%           0.52%(c)        0.56%           0.46%(c)

Ratio of net investment income to average
  net assets ...............................       4.71%(c)        5.01%           5.06%(c)        4.81%           3.48%(c)

Portfolio turnover rate. ...................         11%             31%              8%             53%              0%
Ratio of operating expenses to average net
  assets without waivers ...................       1.02%(c)        1.09%           1.26%(c)        1.30%           1.20%(c)

Net investment income per share without
  waivers ..................................   $   0.22        $   0.42        $   0.14        $   0.37        $   0.04

----------------
(a) The Munder Michigan Triple Tax-Free Bond Fund Class K Shares commenced operations on January 3, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Munder Tax-Free Bond Fund
Financial Highlights, For a Share Outstanding Throughout Each Period

                                               K Shares
                                               -------------------------------------------------------------
                                               Six Months
                                               Ended           Year            Period          Period
                                               12/31/96        Ended           Ended           Ended
                                               (Unaudited)     6/30/96(f)      6/30/95(d,f)    2/28/95(a,e)
                                               -------------   -------------   -------------   -------------
Net asset value, beginning of period .......   $   10.35       $   10.30       $   10.14       $   10.00
                                               ---------       ---------       ---------       ---------
Income from investment operations:
Net investment income ......................        0.23            0.46            0.15            0.31
Net realized and unrealized gain on
  investments ..............................        0.18            0.07            0.16            0.14
                                               ---------       ---------       ---------       ---------
Total from investment operations ...........        0.41            0.53            0.31            0.45
                                               ---------       ---------       ---------       ---------
Less distributions:
Dividends from net investment income .......       (0.23)          (0.47)          (0.15)          (0.31)
Distributions from net realized gains ......       (0.08)          (0.01)           --              --
                                               ---------       ---------       ---------       ---------
Total distributions ........................       (0.31)          (0.48)          (0.15)          (0.31)
                                               ---------       ---------       ---------       ---------
Net asset value, end of period. ............   $   10.45       $   10.35       $   10.30       $   10.14
                                               =========       =========       =========       =========
Total return (b) ...........................        4.01%           5.12%           3.09%           4.64%
                                               =========       =========       =========       =========
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's) .......   $ 199,511       $ 196,645       $ 232,040       $ 251,636
Ratio of operating expenses to average net
  assets ...................................        0.95%(c)        0.98%           1.02%(c)        0.93%(c)
Ratio of net investment income to average
  net assets ...............................        4.42%(c)        4.42%           4.38%(c)        4.69%(c)
Portfolio turnover rate ....................          16%             15%             12%             50%
Ratio of operating expenses to average net
  assets without waivers ...................        0.95%(c)        1.06%           1.26%(c)        1.17%(c)
Net investment income per share without
  waivers ..................................   $    0.23       $    0.45       $    0.14       $    0.29

----------------
(a) The Munder Tax-Free Bond Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

See Notes to Financial Statements.


Munder Tax-Free Intermediate Bond Fund
Financial Highlights, For a Share Outstanding Throughout Each Period

                                           K Shares
                                           ---------------------------------------------------------------------------------
                                           Six Months
                                           Ended         Year          Period        Year          Year          Period
                                           12/31/96(f)   Ended         Ended         Ended         Ended         Ended
                                           (Unaudited)   6/30/96(f)    6/30/95(c)    2/28/95(d)    2/28/94       2/28/93
                                           -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period  ..   $   10.34     $   10.37     $   10.17     $   10.44     $   10.69     $   10.47
                                           ---------     ---------     ---------     ---------     ---------     ---------
Income from investment operations:
Net investment income  .................        0.20          0.41          0.14          0.38          0.42          0.23
Net realized and unrealized gain/(loss)
  on investments  ......................        0.13         (0.03)         0.20         (0.21)        (0.14)         0.24
                                           ---------     ---------     ---------     ---------     ---------     ---------
Total from investment operations  ......        0.33          0.38          0.34          0.17          0.28          0.47
                                           ---------     ---------     ---------     ---------     ---------     ---------
Less distributions:
Dividends from net investment income.  .       (0.21)        (0.41)        (0.14)        (0.42)        (0.42)        (0.23)
Distributions from net realized gains.         (0.03)         --            --           (0.02)        (0.11)        (0.02)
                                           ---------     ---------     ---------     ---------     ---------     ---------
Total distributions  ...................       (0.24)        (0.41)        (0.14)        (0.44)        (0.53)        (0.25)
                                           ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of period.  .......   $   10.43     $   10.34     $   10.37     $   10.17     $   10.44     $   10.69
                                           =========     =========     =========     =========     =========     =========
Total return (a)  ......................        3.17%         3.69%         3.35%         2.05%         2.62%         5.30%
                                           =========     =========     =========     =========     =========     =========
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $ 301,998     $ 333,768     $ 333,067     $ 345,658     $ 107,335     $ 113,189
Ratio of operating expenses to average
  net assets  ..........................        0.93%(b)      0.96%         0.98%(b)      0.95%         0.84%         0.71%(b)
Ratio of net investment income to
  average net assets  ..................        3.92%(b)      3.91%         4.01%(b)      4.19%         3.93%         4.36%(b)
Portfolio turnover rate  ...............           7%           20%            5%           52%           38%           57%
Ratio of operating expenses to average
  net assets without waivers  ..........        0.93%(b)      1.04%         1.22%(b)      1.19%         0.98%         0.77%(b)
Net investment income per share without
  waivers  .............................   $    0.20     $    0.40     $    0.13     $    0.36     $    0.41      $   0.22

----------------
(a) Total return represents aggregate total return for the period indicated.

(b) Annualized.

(c) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) This information represents results of operations of the St. Clair Tax-Free Intermediate Fund, the predecessor Fund of the Munder Tax-Free Intermediate Bond Fund. The assets and liabilities of the St. Clair Tax-Free Intermediate Fund were transferred to the Munder Funds Trust on November 20, 1992. On June 22, 1992, Woodbridge Capital Management replaced Manufacturers Bank, N.A. as investment advisor for the Fund.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

-----------------------------------------------------------------------------

   Year            Year            Year            Year            Year
   Ended           Ended           Ended           Ended           Ended
   7/31/92(e)      7/31/91(e)      7/31/90(e)      7/31/89(e)      7/31/88(e)
-------------      ----------      ----------      ----------      ----------
$   10.04        $   9.91        $   9.93         $  9.91         $  9.99
---------        --------        --------         -------         -------

     0.49            0.55            0.60            0.52            0.51

     0.51            0.26           (0.02)           0.02           (0.08)
---------        --------        --------         -------         -------
     1.00            0.81            0.58            0.54            0.43
---------        --------        --------         -------         -------

    (0.49)          (0.55)          (0.60)          (0.52)          (0.51)
    (0.08)          (0.13)           --               --              --
---------        --------        --------         -------         -------
    (0.57)          (0.68)          (0.60)          (0.52)          (0.51)
---------        --------        --------         -------         -------
$   10.47        $  10.04        $   9.91         $  9.93         $  9.91
=========        ========        ========         =======         =======
    10.31%           8.15%           6.02%           5.55%           4.43%
=========        ========        ========         =======         =======

$ 110,825        $ 50,740        $ 12,282         $ 1,350         $ 1,219

     0.69%           0.61%           0.25%           0.54%           0.60%

     4.83%           5.54%           6.13%           5.22%           5.17%
      200%            327%            119%             37%             28%

     0.99%           1.05%           1.05%           3.58%           3.09%

$    0.46        $   0.51        $   0.52         $  0.22         $  0.26

See Notes to Financial Statements.



Munder Cash Investment Fund
Financial Highlights, For a Share Outstanding Throughout Each Period

                                           K Shares
                                           ---------------------------------------------------------------------------------
                                           Six Months
                                           Ended         Year          Period       Year          Year          Period
                                           12/31/96      Ended         Ended        Ended         Ended         Ended
                                           (Unaudited)   6/30/96       6/30/95(d)   2/28/95(e)    2/28/94       2/28/93(a)
                                           -----------   -----------   -----------  -----------   -----------   -----------
Net asset value, beginning of period  ..   $   1.00      $   1.00      $   1.00     $    1.00     $    1.00     $    1.00
                                           --------      --------      --------     ---------     ---------     ---------
Income from investment operations:
Net investment income  .................      0.024         0.050         0.018         0.040         0.026         0.008
                                           --------      --------      --------     ---------     ---------     ---------
Total from investment operations  ......      0.024         0.050         0.018         0.040         0.026         0.008
                                           --------      --------      --------     ---------     ---------     ---------
Less distributions:
Dividends from net investment income  ..     (0.024)       (0.050)       (0.018)       (0.040)       (0.026)       (0.008)
                                           --------      --------      --------     ---------     ---------     ---------
Total distributions  ...................     (0.024)       (0.050)       (0.018)       (0.040)       (0.026)       (0.008)
                                           --------      --------      --------     ---------     ---------     ---------
Net asset value, end of period.  .......   $   1.00      $   1.00      $   1.00     $    1.00     $    1.00     $    1.00
                                           ========      ========      ========     =========     =========     =========
Total return (b)  ......................       2.41%         5.10%         1.81%         4.08%         2.68%         0.74%
                                           ========      ========      ========     =========     =========     =========
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $600,324      $547,523      $558,628     $ 559,212     $ 293,827     $ 248,382
Ratio of operating expenses to average
  net assets  ..........................       0.71%(c)      0.68%         0.67%(c)      0.70%         0.56%         0.54%(c)
Ratio of net investment income to
  average net assets  ..................       4.75%(c)      4.98%         5.49%(c)      4.12%         2.65%         2.85%(c)
Ratio of operating expenses to average
  net assets without waivers  ..........       0.71%(c)      0.68%         0.69%(c)      0.73%         0.61%         0.59%(c)
Net investment income per share without
  waivers  .............................   $  0.024      $  0.050      $  0.018      $  0.040      $  0.026      $  0.008

----------------
(a) The Munder Cash Investment Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.


Munder Tax-Free Money Market Fund
Financial Highlights, For a Share Outstanding Throughout Each Period

                                           K Shares
                                           ---------------------------------------------------------------------------------
                                           Six Months
                                           Ended         Year          Period        Year          Year          Period
                                           12/31/96      Ended         Ended         Ended         Ended         Ended
                                           (Unaudited)   6/30/96       6/30/95(d)    2/28/95(e)    2/28/94       2/28/93(a)
                                           -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period  ..   $   1.00          1.00          1.00          1.00          1.00          1.00
                                           --------      --------      --------      --------      --------      --------
Income from investment operations:
Net investment income.  ................      0.014         0.030         0.011         0.024         0.020         0.006
                                           --------      --------      --------      --------      --------      --------
Total from investment operations  ......      0.014         0.030         0.011         0.024         0.020         0.006
                                           --------      --------      --------      --------      --------      --------
Less distributions:
Dividends from net investment income  ..     (0.014)       (0.030)       (0.011)       (0.024)       (0.020)       (0.006)
                                           --------      --------      --------      --------      --------      --------
Total distributions  ...................     (0.014)       (0.030)       (0.011)       (0.024)       (0.020)       (0.006)
                                           --------      --------      --------      --------      --------      --------
Net asset value, end of period  ........   $   1.00          1.00          1.00          1.00          1.00          1.00
                                           ========      ========      ========      ========      ========      ========
Total return (b)  ......................       1.42%         3.00%         1.12%         2.44%         1.99%         0.61%
                                           ========      ========      ========      ========      ========      ========
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $207,934      $192,591      $195,730      $195,926      $211,832      $105,609
Ratio of operating expenses to average
  net assets  ..........................       0.68%(c)      0.68%         0.69%(c)      0.70%         0.57%         0.55%(c)
Ratio of net investment income to
  average net assets  ..................       2.79%(c)      2.99%         3.36%(c)      2.39%         1.96%         2.24%(c)
Ratio of operating expenses to average
  net assets without waivers  ..........       0.68%(c)      0.70%         0.74%(c)      0.75%         0.62%         0.60%(c)
Net investment income per share without
  waivers  .............................   $  0.014      $  0.030      $  0.011      $  0.024      $  0.019      $  0.003

----------------
(a) The Munder Tax-Free Money Market Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.


Munder U.S. Treasury Money Market Fund
Financial Highlights, For a Share Outstanding Throughout Each Period

                                           K Shares
                                           ---------------------------------------------------------------------------------
                                           Six Months
                                           Ended         Year          Period        Year          Year          Period
                                           12/31/96      Ended         Ended         Ended         Ended         Ended
                                           (Unaudited)   6/30/96       6/30/95(d)    2/28/95(e)    2/28/94       2/28/93(a)
                                           -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period  ..   $  1.00          1.00          1.00          1.00          1.00          1.00
                                           -------       -------       -------       -------       -------       -------
Income from investment operations:
Net investment income  .................     0.023         0.048         0.017         0.037         0.025         0.007
                                           -------       -------       -------       -------       -------       -------
Total from investment operations  ......     0.023         0.048         0.017         0.037         0.025         0.007
                                           -------       -------       -------       -------       -------       -------
Less distributions:
Dividends from net investment income  ..    (0.023)       (0.048)       (0.017)       (0.037)       (0.025)       (0.007)
                                           -------       -------       -------       -------       -------       -------
Total distributions  ...................    (0.023)       (0.048)       (0.017)       (0.037)       (0.025)       (0.007)
                                           -------       -------       -------       -------       -------       -------
Net asset value, end of period  ........   $  1.00          1.00          1.00          1.00          1.00          1.00
                                           =======       =======       =======       =======       =======       =======
Total return (b)  ......................      2.35%         4.89%         1.76%         3.83%         2.57%         0.74%
                                           =======       =======       =======       =======       =======       =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $37,811       $62,133       $74,210       $75,197       $72,433       $12,248
Ratio of operating expenses to average
  net assets  ..........................      0.69%(c)      0.69%         0.70%(c)      0.70%         0.57%         0.53%(c)
Ratio of net investment income to
  average net assets  ..................      4.61%(c)      4.74%         5.23%(c)      3.73%         2.56%         2.60%(c)
Ratio of operating expenses to average
  net assets without waivers  ..........      0.69%(c)      0.71%         0.75%(c)      0.75%         0.62%         0.58%(c)
Net investment income per share without
  waivers  .............................   $ 0.023       $ 0.048       $ 0.017       $ 0.037       $ 0.025       $ 0.007

----------------
(a) The Munder U.S. Treasury Money Market Fund Class K Shares commenced operations on November 25, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

See Notes to Financial Statements.


The Munder Funds
Notes To Financial Statements, December 31, 1996 (Unaudited)

1. Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company, which was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act as an open-end investment company, which was organized as a Massachusetts business trust on August 30, 1989. MFI and MFT consist of 24 portfolios currently in operation. Information presented in these financial statements pertains to the following funds only, (each a "Fund" collectively, the "Munder Funds") as follows:

MFI:
Equity Funds
Munder Micro-Cap Equity Fund
Munder Mid-Cap Growth Fund
Munder Multi-Season Growth Fund
Munder Real Estate Equity Investment Fund
Munder Small-Cap Value Fund
Munder Value Fund

Income Funds
Munder International Bond Fund

Money Market Fund
Munder Money Market Fund

MFT:
Equity Funds
Munder Accelerating Growth Fund
Munder Balanced Fund
Munder Growth & Income Fund
Munder Index 500 Fund
Munder International Equity Fund
Munder Small Company Growth Fund

Income Funds
Munder Bond Fund
Munder Intermediate Bond Fund
Munder U.S. Government Income Fund
Munder Michigan Triple Tax-Free Bond Fund
Munder Tax-Free Bond Fund
Munder Tax-Free Intermediate Bond Fund

Money Market Funds
Munder Cash Investment Fund
Munder Tax-Free Money Market Fund
Munder U.S. Treasury Money Market Fund

      The Equity Funds (with the exception of the Munder Index 500 Fund) and the Income Funds offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Munder Index 500 Fund offers four classes of shares -- Class A, Class B, Class K and Class Y Shares. The Money Market Funds of MFT offer three classes of shares -- Class A, Class K and Class Y Shares. The Munder Money Market Fund offers four classes of shares -- Class A, Class B, Class C and Class Y Shares. The Financial Highlights of Class A, Class B, Class C and Class Y Shares are presented in separate semi-annual reports. Each Fund is classified as a diversified management investment company under the 1940 Act, other than the Munder Tax-Free Intermediate Bond Fund, Munder Michigan Triple Tax-Free Bond Fund and Munder International Bond Fund which are each classified as non-diversified.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

      Security Valuation: With respect to the Equity and Income Funds, securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by the advisor, under the supervision of the Boards of Trustees and Directors. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis unless the Boards of Trustees and Directors determines that such valuation does not constitute fair value at that time. Under this method, such securities are valued initially at cost on the date of purchase (or on the 61st day before maturity). Debt securities in the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Under this method, securities are valued initially at cost when purchased. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

      Forward Foreign Currency Contracts: Each Equity Fund (except the Munder Real Estate Equity Investment Fund) and the Munder International Bond Fund may engage in forward foreign currency contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage a Fund's currency exposure. Forward foreign currency contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency: The books and records of the Munder International Equity Fund and Munder International Bond Fund are maintained in United States ("U.S.") dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

      Futures Contracts: The Munder Index 500 Fund and Munder Accelerating Growth Fund may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.


      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. The Munder Funds' investment advisor, acting under the supervision of the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund directly attributable to a class of shares are charged to that class' operations. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class.

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually by the Equity Funds (excluding the Munder Accelerating Growth Fund, Munder Balanced Fund, Munder Growth & Income Fund, Munder Index 500 Fund and Munder Small Company Growth Fund for which dividends are declared and paid quarterly and the Munder Real Estate Equity Investment Fund for which dividends are declared and paid monthly); declared and paid monthly by the Income Funds (excluding the Munder International Bond Fund for which dividends are declared and paid quarterly); declared daily and paid monthly by the Money Market Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

      As determined at June 30, 1996, permanent differences resulting from different book and tax accounting for organizational costs, net operating losses, different book and tax accounting for currency gains and losses and market discount of certain debt instruments were reclassified to paid-in capital at year end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

      Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. Investment Advisor, Administrator, Custodian, Transfer Agent and Other Related Party Transactions

      Munder Capital Management (the "Advisor"), an independent investment management firm, serves as each Fund's advisor. For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                                         Fees on
                                                           Fees on        Assets         Fees on
                                                           Assets         Between        Assets
                                                            up to        $250 and       Exceeding
                                                        $250 Million   $500 Million   $500 Million
                                                        ------------   ------------   ------------
Munder Index 500 Fund ...............................       0.20%          0.12%          0.07%

                                                           Fees on        Fees on
                                                           Assets         Assets
                                                            up to        Exceeding
                                                        $500 Million   $500 Million
                                                        ------------   ------------
Munder Multi-Season Growth Fund .....................       1.00%          0.75%

                                                           Fees on
                                                           Average
                                                          Daily Net
                                                           Assets
                                                        ------------
Munder Micro-Cap Equity Fund ........................       1.00%
Munder Accelerating Growth Fund,
  Munder Growth & Income Fund, Munder International
  Equity Fund, Munder Small-Cap Value Fund, and
  Munder Small Company Growth Fund ..................       0.75%
Munder Mid-Cap Growth Fund, Munder Real Estate Equity
  Investment Fund and Munder Value Fund .............       0.74%
Munder Balanced Fund ................................       0.65%
The Income Funds ....................................       0.50%
The Money Market Funds (excluding Munder Money Market
  Fund) .............................................       0.35%
Munder Money Market Fund ............................       0.40%

      The Advisor voluntarily waived all or a portion of its advisory fees for the Munder Index 500 Fund, Munder Multi-Season Growth Fund and Munder Michigan Triple Tax-Free Bond Fund, payable by each Fund, for the period ended December 31, 1996, as reflected in the Statement of Operations. In addition, for the period ended December 31, 1996, the Advisor reimbursed expenses of $209 and $152 for the Munder Micro-Cap Equity Fund and Munder Small-Cap Value Fund, respectively.

      First Data Investor Services Group, Inc. ("First Data") (the "Administrator"), serves as the Munder Funds' administrator and assists in all aspects of their administration and operations. First Data also serves as the Munder Funds' transfer agent and dividend disbursing agent ("Transfer Agent").

      As compensation for its services, the Administrator and Transfer Agent are entitled to receive a fee, based on the aggregate average daily net assets of the Funds and certain other investment portfolios that are advised by the Advisor and for which First Data provides services, computed daily and payable monthly, at an annual rate of 0.12% of the first $2.8 billion of net assets, plus 0.105% of the next $2.2 billion of net assets, plus 0.10% of all net assets in excess of $5 billion with respect to the Administrator; and 0.02% of the first $2.8 billion of net assets, plus 0.015% of the next $2.2 billion of net assets, plus 0.01% of net assets in excess of $5 billion with respect to the Transfer Agent. Administration fees payable by the Funds and certain other investment portfolios advised by the Advisor are subject to a minimum annual fee of $1.2 million to be allocated among each series and class thereof. The Transfer Agent and Administrator are also entitled to reimbursement for out-of-pocket expenses. The Administrator has entered into a Sub-Administration Agreement with Funds Distributor, Inc. ("FDI" or the "Distributor") under which FDI provides certain administrative services with respect to the Funds. The Administrator pays FDI a fee for these services out of its own resources at no additional cost to the Funds.

      Comerica Bank ("Comerica") provides custodial services to the Funds. As compensation for its services, Comerica is entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios advised by the Advisor for which Comerica provides services, computed daily and payable monthly at an annual rate of 0.03% of the first $100 million of average daily net assets, 0.02% of the next $500 million of net assets, and 0.01% of net assets in excess of $600 million. Comerica also receives certain transaction based fees. Comerica earned $370,568 for its services to the Funds for the period ended December 31, 1996. Prior to the end of the fourth quarter of 1996, Boston Safe Deposit and Trust Company served as the custodian of foreign securities. Morgan Stanley Trust Company ("Morgan Stanley") currently serves as the custodian of foreign securities for the Munder Funds.

      From MFI and MFT and other investment companies that are advised by the Advisor of which they are a director or trustee, each Trustee of MFT and each Director of MFI is paid an aggregate fee of $14,000 per year, consisting of a $2,500 quarterly retainer for services in such capacity plus $1,000 for each meeting attended per year, plus out-of-pocket expenses incurred as a Board member. The Trustees or Directors are also reimbursed for any expenses incurred by them in connection with their duties as Trustees or Directors. No officer, director or employee of the Advisor, Comerica, Morgan Stanley, FDI or First Data currently receives any compensation from MFI or MFT.

3. Shareholder Distribution and Service Plans

      FDI serves as the distributor of the Munder Funds' shares. For the period ended December 31, 1996, the Distributor received $308,869, representing commissions (sales charges) on sales and redemptions of Class A Shares of the Funds. For the period ended December 31, 1996, the Distributor received $31,658 in contingent deferred sales charges from Class B and Class C Shares of the Funds.

      The Munder Funds have adopted Shareholder Servicing Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1, adopted by the Securities and Exchange Commission under the 1940 Act, with respect to the Class A, Class B and Class C Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B and Class C Plans also permit payments to be made by the Funds to the Distributor for expenditures incurred by the Distributor in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds). The Munder Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of the Funds. Under the Class K Plans, the Munder Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers. For the period ended December 31, 1996, the effective rates, as a percentage of average daily net assets, under the Shareholder Servicing and Distribution and Servicing Plans are as follows:

                                                          Class A        Class B        Class C        Class K
                                                           Shares         Shares         Shares          Shares
                                                         12b-1 Fees     12b-1 Fees     12b-1 Fees     Service Fees
                                                        ------------   ------------   ------------    ------------
The Equity Funds (excluding the Munder Index 500
  Fund) .............................................       0.25%          1.00%          1.00%          0.25%
Munder Index 500 Fund ...............................       0.10%          0.45%           N/A           0.25%
The Income Funds ....................................       0.25%          1.00%          1.00%          0.25%
The Money Market Funds:
Munder Money Market Fund ............................       0.25%          1.00%          1.00%           N/A
Munder Tax-Free Money Market Fund ...................       0.25%           N/A            N/A           0.15%
Munder U.S. Treasury Money Market Fund ..............       0.25%           N/A            N/A           0.15%
Munder Cash Investment Fund .........................       0.25%           N/A            N/A           0.15%

4. Securities Transactions

      For the period ended December 31, 1996, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                         Cost of      Proceeds
                                                        Purchases    from Sales
                                                        ---------    ----------
Munder Accelerating Growth Fund .....................$121,541,044  $146,359,101
Munder Balanced Fund ................................  21,177,904    20,357,940
Munder Growth & Income Fund .........................  59,124,613    83,102,993
Munder Index 500 Fund ...............................  92,408,462     1,267,901
Munder International Equity Fund ....................  63,109,505    57,153,498
Munder Micro-Cap Equity Fund ........................     132,668        --
Munder Mid-Cap Growth Fund ..........................  21,542,404    17,620,554
Munder Multi-Season Growth Fund .....................  82,690,598    56,631,123
Munder Real Estate Equity Investment Fund ...........   9,780,560     1,161,179
Munder Small-Cap Value Fund .........................     434,929        --
Munder Small Company Growth Fund .................... 111,032,281   113,184,323
Munder Value Fund ...................................  36,115,137    31,353,949
Munder Bond Fund .................................... 100,935,350    97,608,908
Munder Intermediate Bond Fund ....................... 378,144,592   454,924,410
Munder International Bond Fund ......................  34,148,774     6,372,747
Munder U.S. Government Income Fund ..................  13,205,168    20,816,069
Munder Michigan Triple Tax-Free Bond Fund ...........   7,109,267     3,543,181
Munder Tax-Free Bond Fund ...........................  33,910,090    31,324,738
Munder Tax-Free Intermediate Bond Fund ..............  20,984,088    51,264,521

      For the period ended December 31, 1996, purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                                                         Cost of      Proceeds
                                                        Purchases    from Sales
                                                        ---------    ----------
Munder Balanced Fund ................................$ 10,099,041  $ 10,709,042
Munder Bond Fund ....................................  74,219,552    76,182,248
Munder Intermediate Bond Fund ....................... 564,481,101   556,888,757
Munder U.S. Government Income Fund .................. 173,981,588   130,795,177

      At December 31, 1996, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                          Tax Basis      Tax Basis
                                                         Unrealized     Unrealized
                                                        Appreciation   Depreciation
                                                        ------------   ------------
Munder Accelerating Growth Fund .....................   $  58,833,443   $ 11,392,736
Munder Balanced Fund ................................      9,441,306        732,726
Munder Growth & Income Fund .........................     38,428,055      1,990,870
Munder Index 500 Fund ...............................     74,933,619      2,553,514
Munder International Equity Fund ....................     35,545,266      9,670,634
Munder Micro-Cap Equity Fund ........................          3,238          1,537
Munder Mid-Cap Growth Fund ..........................      2,138,022      2,119,174
Munder Multi-Season Growth Fund .....................    109,772,663      2,616,249
Munder Real Estate Equity Investment Fund ...........      7,840,199         --
Munder Small-Cap Value Fund .........................         10,296          6,638
Munder Small Company Growth Fund ....................     53,753,764      1,940,591
Munder Value Fund ...................................      5,489,606      1,098,441
Munder Bond Fund ....................................        975,684      1,329,374
Munder Intermediate Bond Fund .......................      1,983,361      2,035,270
Munder International Bond Fund ......................        557,840        318,618
Munder U.S. Government Income Fund ..................      2,425,252      1,989,447
Munder Michigan Triple Tax-Free Bond Fund ...........        724,679        226,029
Munder Tax-Free Bond Fund ...........................      9,766,300         90,856
Munder Tax-Free Intermediate Bond Fund ..............      9,096,003        454,658

5.  Geographic and Industry Concentration

      The Munder Tax-Free Intermediate Bond Fund and Munder Michigan Triple Tax-Free Bond Fund primarily invest in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The two Funds are more susceptible to factors adversely affecting issuers of Michigan municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds.


      The Munder International Equity Fund and Munder International Bond Fund primarily invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. government.

      The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

6. Organizational Costs

      Expenses incurred in connection with the organization of the Funds, including the fees and expenses of registering and qualifying their shares for distribution under Federal securities regulations, are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

7. Capital Loss Carryforwards

      As determined at June 30, 1996, the following Funds had available for Federal income tax purposes, unused capital losses as follows:

                         Fund                              Amount       Expiration
                         ----                           ------------   ------------
Munder Real Estate Equity Investment Fund ...........    $     70,437      2004
Munder Bond Fund ....................................        857,708       2002
                                                           3,450,654       2003
Munder Intermediate Bond Fund .......................      1,509,730       2002
                                                          10,362,763       2003
Munder Michigan Triple Tax-Free Bond Fund ...........         45,660       2003
Munder Cash Investment Fund .........................          3,561       1999
                                                               1,650       2000
Munder Tax-Free Money Market Fund ...................         14,500       1998
                                                              20,091       1999
                                                              57,257       2000
                                                              39,684       2001
                                                              15,088       2002
                                                              12,291       2003


[INSIDE BACK COVER]

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Jack L. Otto
               Arthur DeRoy Rodecker

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Gerald L. Seizert, Vice President
               Paul D. Tobias, Vice President
               Richard H. Rose, Assistant Treasurer
               Lisa Anne Rosen, Secretary and Assistant Treasurer
               Teresa M.R. Hamlin, Assistant Secretary

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

ADMINISTRATOR AND TRANSFER AGENT
               First Data Investor Services Group, Inc.
               53 State Street
               Boston, MA  02109

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

CUSTODIAN
               Comerica Bank
               411 West Lafayette
               Detroit, MI  48226

LEGAL COUNSEL
               Dechert Price & Rhoads
               1500 K Street, N.W. Suite 500
               Washington, D.C. 20005

INDEPENDENT AUDITORS
               Ernst & Young
               200 Clarendon Street
               Boston, MA  02116



[BACK OUTSIDE COVER]

SAK1296/F001/01-97